UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

290 Congress Street

Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Bond Fund
Annual Report
April 30, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Bond Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks current income, consistent with minimal fluctuation of principal.

Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended April 30, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/31/08	-0.53	-0.13	1.16
	Including sales charges		-5.27	-1.09	0.67
Advisor Class		11/08/12	-0.25	0.13	1.41
Institutional Class		01/09/86	-0.28	0.12	1.41
Institutional 2 Class		11/08/12	-0.23	0.21	1.50
Institutional 3 Class		07/15/09	-0.16	0.24	1.56
Bloomberg U.S. Aggregate Bond Index			-1.47	-0.16	1.20
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Bond Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2014 — April 30, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at April 30, 2024)
Asset-Backed Securities - Non-Agency	17.7
Call Option Contracts Purchased	0.1
Commercial Mortgage-Backed Securities - Agency	0.1
Commercial Mortgage-Backed Securities - Non-Agency	6.7
Common Stocks	0.0 (a)
Corporate Bonds & Notes	15.6
Inflation-Indexed Bonds	1.3
Money Market Funds	4.0
Put Option Contracts Purchased	0.1
Residential Mortgage-Backed Securities - Agency	34.1
Residential Mortgage-Backed Securities - Non-Agency	20.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at April 30, 2024)
AA rating	65.8
A rating	16.3
BBB rating	12.9
BB rating	0.1
Not rated	4.9
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia Bond Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2024, approximately 40.22% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2024, Class A shares of Columbia Bond Fund returned -0.53% excluding sales charges. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.47% for the same period.
Market overview
For the 12 months that ended April 30, 2024, returns for the broader bond market were constrained as U.S. Treasury yields finished the period notably higher. At the same time, performance for credit-sensitive sectors of the market was supported by a resilient economic backdrop.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation coming in at 3.0%. With the economic and employment backdrop remaining strong despite the past policy tightening of the U.S. Federal Reserve (Fed), the central bank would implement additional 25 basis point increases at its May and July meetings, leaving the target range for the federal funds rate at 5.25% to 5.50%. (A basis point is 1/100 of a percent.) The Fed held rates steady at its last three meetings of 2023, citing the improving inflation outlook.
Entering 2024, with inflation seemingly headed towards the Fed’s 2% target, investors were anticipating as many as six or seven rate cuts in 2024, beginning as soon as March 2024. However, these hopes were dampened as U.S. economic and employment data remained robust, largely dispelling any lingering recession concerns. In addition, the pace of progress in taming inflation remained highly incremental. Against this backdrop, the consensus outlook shifted by the end of the first quarter of 2024 to encompass three Fed rate cuts before year end, with the first occurring in June. Inflation data for March reported in April actually reflected an uptick, leading investors to further push back expectations for the first rate cut to the fall. As of April 30, 2024, the yield on the 10-year U.S. Treasury note closed at 4.69% versus 3.44% 12 months earlier.
The Fund’s notable contributors during the period
•
In broad terms, positive contributions to the Fund’s performance relative to the benchmark were driven by overweight exposure to credit-based sectors, along with an underweight to U.S. Treasuries as the yield curve moved higher over the period.
•
Most notably, exposure to consumer-based credit proved beneficial, led by holdings of non-agency mortgage-backed securities as housing fundamentals remained strong and borrower delinquencies remained low.
•
Positioning in asset-backed securities was also additive, highlighted by holdings of unsecured consumer loans and collateralized loan obligations with floating interest rates.
•
Within corporate bonds, the Fund took advantage of shifting expectations around growth and inflation to add value by tactically increasing or decreasing its overall credit risk exposure.
•
In addition, a focus on the financials sector at the expense of industrials contributed positively. Within financials, the Fund favored the largest, global systemically important banks subject to the most rigorous capital requirements while avoiding the regional and second-tier banks viewed as most vulnerable to any downturn in conditions.
The Fund’s notable detractors during the period
•
The Fund’s positioning with respect to interest rates weighed most heavily on relative performance. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as U.S. Treasury yields moved higher over the period.
•
In addition, performance for the Fund’s agency mortgage-backed security holdings suffered against a backdrop of elevated interest rate volatility which at various junctures raised concerns around either a pick-up in prepayments or duration extension.
Columbia Bond Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Derivative usage
We invested in highly-liquid, widely traded Treasury futures and interest rate swaption contracts to help manage portfolio duration. These enabled us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a negative impact on performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Bond Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2023 — April 30, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,064.50	1,021.13	3.85	3.77	0.75
Advisor Class	1,000.00	1,000.00	1,066.30	1,022.38	2.57	2.51	0.50
Institutional Class	1,000.00	1,000.00	1,065.80	1,022.38	2.57	2.51	0.50
Institutional 2 Class	1,000.00	1,000.00	1,065.90	1,022.68	2.26	2.21	0.44
Institutional 3 Class	1,000.00	1,000.00	1,066.30	1,022.92	2.00	1.96	0.39
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Bond Fund  | Annual Report 2024
7

Portfolio of Investments
April 30, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 21.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Series 2024-1PL Class A
04/25/2031	5.900%	5,047,340	5,036,651
Subordinated Series 2023-1PL Class B
03/18/2030	6.800%	681,659	682,253
Subordinated Series 2023-3PL Class C
08/19/2030	7.350%	2,750,000	2,773,736
ACM Auto Trust(a)
Series 2023-2A Class A
06/20/2030	7.970%	1,454,082	1,462,219
Affirm Asset Securitization Trust(a)
Series 2023-A Class 1A
01/18/2028	6.610%	2,000,000	2,008,640
Series 2023-A Class A
01/18/2028	6.610%	2,900,000	2,912,529
Series 2023-B Class A
09/15/2028	6.820%	4,700,000	4,751,887
American Credit Acceptance Receivables Trust(a)
Subordinated Series 2022-2 Class C
06/13/2028	4.410%	2,705,784	2,696,607
Avant Loans Funding Trust(a)
Subordinated Series 2021-REV1 Class B
07/15/2030	1.640%	2,581,815	2,575,533
Bain Capital Credit CLO Ltd.(a),(b)
Series 2018-1A Class B
3-month Term SOFR + 1.662% 04/23/2031	6.988%	2,000,000	2,003,834
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2016-1A Class A1R2
3-month Term SOFR + 1.402% Floor 1.140% 04/20/2034	6.726%	4,300,000	4,302,558
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month Term SOFR + 1.662% 01/20/2030	6.986%	2,000,000	1,993,896
Carvana Auto Receivables Trust(a)
Series 2023-N1 Class A
04/12/2027	6.360%	3,883,494	3,890,693
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month Term SOFR + 1.862% Floor 1.600% 04/30/2031	7.191%	1,800,000	1,790,365
Dell Equipment Finance Trust(a)
Series 2024-1 Class A2
03/22/2030	5.580%	1,790,000	1,788,176
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dryden 83 CLO Ltd.(a),(b)
Series 2020-83A Class C
3-month Term SOFR + 2.412% Floor 2.150% 01/18/2032	7.739%	5,000,000	5,001,750
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month Term SOFR + 1.612% Floor 1.350% 05/15/2031	6.919%	1,250,000	1,250,160
DT Auto Owner Trust(a)
Series 2023-2A Class A
04/15/2027	5.880%	3,565,154	3,565,581
Subordinated Series 2021-3A Class C
05/17/2027	0.870%	1,398,437	1,380,366
Subordinated Series 2022-1A Class C
11/15/2027	2.960%	2,749,260	2,718,146
Subordinated Series 2023-3A Class B
03/15/2028	6.070%	4,850,000	4,825,171
Exeter Automobile Receivables Trust
Series 2024-2A Class A2
05/15/2026	5.700%	4,400,000	4,399,349
Subordinated Series 2023-3A Class B
09/15/2027	6.110%	800,000	799,829
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2022-1A-B Class B
05/15/2026	2.840%	669,900	667,566
GLS Auto Select Receivables Trust(a)
Series 2024-2A Class A2
06/17/2030	5.580%	2,335,000	2,329,018
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2022-A Class C
06/15/2029	2.820%	699,444	694,505
LL ABS Trust(a)
Series 2021-1A Class A
05/15/2029	1.070%	1,912	1,909
Madison Park Funding XXIV Ltd.(a),(b)
Series 2016-24A Class BR
3-month Term SOFR + 2.012% 10/20/2029	7.336%	5,000,000	5,009,885
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month Term SOFR + 1.612% 04/20/2030	6.936%	3,700,000	3,696,004
Marlette Funding Trust(a)
Series 2023-2A Class A
06/15/2033	6.040%	1,416,788	1,417,484
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2023-3A Class A
09/15/2033	6.490%	1,763,809	1,765,935
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month Term SOFR + 1.662% Floor 1.400% 01/20/2031	6.986%	1,820,000	1,822,987
Octagon Investment Partners XXII Ltd.(a),(b)
Series 2014-1A Class BRR
3-month Term SOFR + 1.712% Floor 1.450% 01/22/2030	7.036%	4,000,000	3,997,068
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	6,800,000	6,423,928
Series 2022-3 Class A
01/08/2030	7.451%	68,148	68,159
Pagaya AI Debt Trust(a)
Series 2023-3 Class A
12/16/2030	7.600%	3,711,556	3,735,271
Series 2023-5 Class A
04/15/2031	7.179%	2,100,792	2,105,275
Series 2023-6 Class A
06/16/2031	7.128%	3,339,554	3,349,744
Series 2024-2 Class A
08/15/2031	6.319%	4,600,000	4,593,987
Series 2024-3 Class A
10/15/2031	6.258%	1,950,000	1,947,645
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	4,199,445	4,101,921
Subordinated Series 2022-2 Class B
01/15/2030	6.630%	3,228,808	3,228,193
Subordinated Series 2023-7 Class B
07/15/2031	7.549%	3,010,912	3,020,161
Subordinated Series 2024-3 Class B
10/15/2031	6.571%	3,000,000	2,997,236
Pagaya AI Debt Trust(a),(c)
Subordinated Series 2023-7 Class AB
07/15/2031	7.357%	3,114,170	3,127,831
Palmer Square Loan Funding Ltd.(a),(b)
Series 2022-3A Class A1BR
3-month Term SOFR + 1.400% Floor 1.400% 04/15/2031	6.729%	2,800,000	2,800,274
Prosper Marketplace Issuance Trust(a)
Subordinated Series 2023-1A Class B
07/16/2029	7.480%	1,800,000	1,816,446
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reach ABS Trust(a)
Subordinated Series 2023-1A Class B
02/18/2031	7.330%	4,550,000	4,600,728
Research-Driven Pagaya Motor Asset Trust(a)
Series 2023-4A Class A
03/25/2032	7.540%	3,376,841	3,372,523
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	1,054,509	1,017,351
Research-Driven Pagaya Motor Trust(a)
Series 2024-1A Class A
06/25/2032	7.090%	2,195,000	2,194,546
RR 1 LLC(a),(b)
Series 2017-1A Class A2B
3-month Term SOFR + 1.862% Floor 1.600% 07/15/2035	7.190%	10,000,000	10,006,470
RR 3 Ltd.(a),(b)
Series 2014-14A Class A1R2
3-month Term SOFR + 1.352% Floor 1.090% 01/15/2030	6.680%	2,699,110	2,702,725
Santander Drive Auto Receivables Trust
Series 2024-1 Class A2
02/16/2027	5.710%	3,825,235	3,823,810
Santander Revolving Auto Loan Trust(a)
Series 2019-A Class A
01/26/2032	2.510%	3,496,000	3,408,695
Theorem Funding Trust(a)
Series 2022-2A Class A
12/15/2028	6.060%	984,690	982,356
Series 2022-3A Class A
04/15/2029	7.600%	2,174,379	2,190,457
Series 2023-1A Class A
04/15/2029	7.580%	1,105,332	1,114,348
Upstart Pass-Through Trust(a)
Series 2021-ST1 Class A
02/20/2027	2.750%	270,679	268,295
Series 2021-ST10 Class A
01/20/2030	2.250%	1,726,685	1,693,105
Series 2021-ST6 Class A
08/20/2027	1.850%	844,706	826,438
Series 2021-ST9 Class A
11/20/2029	1.700%	384,803	380,330
Upstart Securitization Trust(a)
Series 2023-1 Class A
02/20/2033	6.590%	644,167	643,941
Series 2023-2 Class A
06/20/2033	6.770%	1,396,616	1,399,676
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
April 30, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-5 Class B
11/20/2031	2.490%	4,676,068	4,609,256
Upstart Structured Pass-Through Trust(a)
Series 2022-1A Class A
04/15/2030	3.400%	1,528,878	1,500,115
Westlake Automobile Receivables Trust(a)
Series 2023-3A Class A3
05/17/2027	5.820%	1,800,000	1,801,122
Total Asset-Backed Securities — Non-Agency (Cost $177,815,819)			177,864,648

Commercial Mortgage-Backed Securities - Agency 0.1%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates(c)
Series 2017-K070 Class A2
11/25/2027	3.303%	1,000,000	940,130
Total Commercial Mortgage-Backed Securities - Agency (Cost $1,011,771)			940,130

Commercial Mortgage-Backed Securities - Non-Agency 8.0%

BAMLL Commercial Mortgage Securities Trust(a),(c)
Series 2013-WBRK Class A
03/10/2037	3.652%	1,350,000	1,250,509
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class A
1-month Term SOFR + 0.867% Floor 0.820% 06/15/2035	6.256%	79,212	78,902
COMM Mortgage Trust(a),(c)
Subordinated Series 2020-CBM Class D
02/10/2037	3.754%	1,750,000	1,668,684
Corevest American Finance Trust(a)
Series 2020-4 Class A
12/15/2052	1.174%	5,889,022	5,522,608
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Series 2014-USA Class A2
09/15/2037	3.953%	6,220,000	5,395,851
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class D
11/05/2035	4.927%	1,646,000	744,546
Invitation Homes Trust(a),(b)
Subordinated Series 2018-SFR4 Class C
1-month Term SOFR + 1.514% Floor 1.400% 01/17/2038	6.836%	1,999,908	2,000,534
JPMorgan Chase Commercial Mortgage Securities Trust(a),(c)
Subordinated Series 2021-2NU Class C
01/05/2040	2.077%	1,750,000	1,314,532
Morgan Stanley Capital I Trust(a),(c)
Series 2019-MEAD Class D
11/10/2036	3.283%	1,200,000	1,077,427
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
New Residential Mortgage Loan Trust(a)
Series 2022-SFR1 Class A
02/17/2039	2.400%	6,182,813	5,600,872
One New York Plaza Trust(a),(b)
Subordinated Series 2020-1NYP Class B
1-month Term SOFR + 1.614% Floor 1.500% 01/15/2036	6.936%	5,000,000	4,635,679
Subordinated Series 2020-1NYP Class C
1-month Term SOFR + 2.314% Floor 2.200% 01/15/2036	7.636%	5,000,000	4,604,268
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	1,800,000	1,739,105
Series 2020-SFR3 Class B
10/17/2027	1.495%	4,000,000	3,744,782
Series 2020-SFR3 Class C
10/17/2027	1.695%	6,250,000	5,855,713
Series 2022-SFR1 Class A
02/17/2041	2.709%	2,987,754	2,621,247
Subordinated Series 2022-SFR4 Class B
05/17/2041	4.788%	6,000,000	5,711,836
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month Term SOFR + 1.264% Floor 1.150% 05/15/2038	6.586%	6,165,000	5,887,902
Tricon American Homes(a)
Series 2020-SFR1 Class C
07/17/2038	2.249%	7,000,000	6,448,141
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month Term SOFR + 1.297% Floor 1.250% 02/15/2032	6.618%	900,000	867,736
Wells Fargo Commercial Mortgage Trust(a),(b)
Subordinated Series 2017-SMP Class C
1-month Term SOFR + 1.372% Floor 1.200% 12/15/2034	6.693%	800,000	696,606
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $73,899,907)			67,467,480
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024

Common Stocks 0.0%
Issuer	Shares	Value ($)
Consumer Staples 0.0%
Beverages 0.0%
Crimson Wine Group Ltd.(d)	3	19
Total Consumer Staples		19
Energy 0.0%
Oil, Gas & Consumable Fuels 0.0%
Vitesse Energy, Inc.	4	89
Total Energy		89
Financials 0.0%
Capital Markets 0.0%
Jefferies Financial Group, Inc.	39	1,679
Total Financials		1,679
Total Common Stocks (Cost $—)		1,787

Corporate Bonds & Notes 18.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.8%
BAE Systems PLC(a)
03/26/2029	5.125%	997,000	978,949
Boeing Co. (The)
08/01/2059	3.950%	2,971,000	1,858,191
Boeing Co. (The)(a),(e)
05/01/2064	7.008%	416,000	416,322
L3Harris Technologies, Inc.
01/15/2027	5.400%	5,070,000	5,060,634
07/31/2033	5.400%	686,000	668,134
Lockheed Martin Corp.
08/15/2034	4.800%	604,000	578,263
Northrop Grumman Corp.
06/01/2034	4.900%	3,950,000	3,763,578
Raytheon Technologies Corp.
03/15/2032	2.375%	2,441,000	1,952,031
Total			15,276,102
Banking 5.7%
Bank of America Corp.(f)
10/24/2031	1.922%	2,300,000	1,828,155
10/20/2032	2.572%	5,507,000	4,443,117
02/04/2033	2.972%	5,600,000	4,616,647
Subordinated
09/21/2036	2.482%	179,000	139,960
Citigroup, Inc.(f)
01/25/2033	3.057%	3,676,000	3,044,387
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)(f)
07/21/2032	2.383%	3,310,000	2,646,253
10/21/2032	2.650%	3,570,000	2,889,795
HSBC Holdings PLC(f)
05/24/2032	2.804%	2,558,000	2,087,273
JPMorgan Chase & Co.(f)
04/22/2032	2.580%	6,920,000	5,694,727
11/08/2032	2.545%	1,694,000	1,371,733
04/22/2035	5.766%	1,624,000	1,627,059
Morgan Stanley(f)
07/21/2032	2.239%	2,729,000	2,168,743
10/20/2032	2.511%	4,593,000	3,694,052
04/19/2035	5.831%	1,744,000	1,744,918
Subordinated
09/16/2036	2.484%	1,265,000	976,788
PNC Financial Services Group, Inc. (The)(f)
10/20/2034	6.875%	418,000	443,913
US Bancorp(f)
06/12/2034	5.836%	830,000	819,721
Wells Fargo & Co.(f)
10/30/2030	2.879%	830,000	720,498
07/25/2034	5.557%	7,147,000	6,962,995
Total			47,920,734
Cable and Satellite 0.4%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	610,000	467,141
12/01/2061	4.400%	3,550,000	2,197,801
06/30/2062	3.950%	1,301,000	739,752
Total			3,404,694
Construction Machinery 0.2%
John Deere Capital Corp.
07/14/2028	4.950%	1,732,000	1,718,053
Electric 1.2%
AEP Texas, Inc.
01/15/2050	3.450%	1,400,000	913,744
Duke Energy Corp.
09/01/2046	3.750%	3,035,000	2,164,368
08/15/2052	5.000%	471,000	401,062
Edison International
11/15/2028	5.250%	1,658,000	1,624,464
Emera US Finance LP
06/15/2046	4.750%	1,869,000	1,459,400
FirstEnergy Corp.
03/01/2050	3.400%	532,000	341,438
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
11

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Gas and Electric Co.
07/01/2050	4.950%	3,680,000	2,995,117
Total			9,899,593
Food and Beverage 1.5%
Bacardi Ltd.(a)
05/15/2048	5.300%	3,330,000	2,947,225
Bacardi Ltd./Bacardi-Martini BV(a)
06/15/2033	5.400%	3,500,000	3,360,647
Constellation Brands, Inc.
05/01/2033	4.900%	2,843,000	2,682,338
Diageo Capital PLC
10/05/2033	5.625%	2,185,000	2,224,521
Pepsico Singapore Financing I Pte Ltd.
02/16/2027	4.650%	1,426,000	1,403,626
Total			12,618,357
Health Care 1.2%
CVS Health Corp.
07/20/2045	5.125%	2,031,000	1,761,291
03/25/2048	5.050%	2,460,000	2,099,212
GE HealthCare Technologies, Inc.
11/15/2027	5.650%	586,000	588,950
HCA, Inc.
09/01/2030	3.500%	6,272,000	5,529,118
Total			9,978,571
Healthcare Insurance 1.8%
Aetna, Inc.
11/15/2042	4.125%	357,000	275,862
08/15/2047	3.875%	285,000	204,199
Centene Corp.
10/15/2030	3.000%	8,880,000	7,436,727
03/01/2031	2.500%	1,358,000	1,091,715
UnitedHealth Group, Inc.
04/15/2031	4.900%	1,711,000	1,664,972
04/15/2034	5.000%	4,428,000	4,285,360
Total			14,958,835
Life Insurance 0.0%
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	335,000	328,692
Media and Entertainment 0.6%
Warnermedia Holdings, Inc.
03/15/2062	5.391%	6,209,000	4,753,045
Midstream 0.9%
Enbridge, Inc.
04/05/2027	5.250%	1,905,000	1,890,513
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Kinder Morgan Energy Partners LP
09/01/2044	5.400%	1,396,000	1,247,017
Kinder Morgan, Inc.
02/15/2046	5.050%	671,000	571,846
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	4,576,000	3,706,629
Western Midstream Operating LP
01/15/2029	6.350%	696,000	710,832
Total			8,126,837
Natural Gas 0.1%
NiSource, Inc.
05/01/2030	3.600%	981,000	883,860
Pharmaceuticals 1.3%
AbbVie, Inc.
03/15/2029	4.800%	2,773,000	2,724,254
Amgen, Inc.
03/02/2063	5.750%	2,961,000	2,825,434
Gilead Sciences, Inc.
03/01/2026	3.650%	1,741,000	1,686,749
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%	4,002,000	3,815,776
Total			11,052,213
Retailers 0.4%
Lowe’s Companies, Inc.
04/01/2062	4.450%	2,524,000	1,930,729
09/15/2062	5.800%	1,573,000	1,507,704
Total			3,438,433
Technology 0.5%
Broadcom, Inc.(a)
11/15/2036	3.187%	3,417,000	2,620,936
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	200,000	177,528
01/15/2033	5.000%	1,254,000	1,188,900
Total			3,987,364
Transportation Services 0.4%
ERAC USA Finance LLC(a)
05/01/2028	4.600%	3,769,000	3,663,119
Wireless 0.6%
T-Mobile US, Inc.
02/15/2031	2.875%	6,066,000	5,146,506
Total Corporate Bonds & Notes (Cost $167,721,212)			157,155,008

The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Inflation-Indexed Bonds 1.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 1.5%
U.S. Treasury Inflation-Indexed Bond
04/15/2026	0.125%	6,869,172	6,546,375
10/15/2028	2.375%	2,274,544	2,287,605
02/15/2045	0.750%	5,831,442	4,222,329
Total			13,056,309
Total Inflation-Indexed Bonds (Cost $13,340,809)			13,056,309

Residential Mortgage-Backed Securities - Agency 40.6%

Fannie Mae REMICS(b),(g)
CMO Series 2023-46 Class SC
30-day Average SOFR + 5.886% Cap 6.000% 06/25/2050	0.556%	10,899,510	930,100
Federal Home Loan Mortgage Corp.(h)
06/01/2043	4.000%	1,090,050	1,016,411
05/01/2052	3.000%	8,640,782	7,223,031
Federal Home Loan Mortgage Corp.
09/01/2051	2.500%	15,087,178	12,064,673
02/01/2052	3.000%	5,908,084	4,896,457
08/01/2052	4.000%	13,266,313	12,034,429
08/01/2052- 02/01/2053	4.500%	12,051,462	11,172,292
09/01/2052	5.000%	3,813,338	3,641,142
Federal Home Loan Mortgage Corp.(b),(g)
CMO Series 4903 Class SA
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 08/25/2049	0.606%	1,765,404	153,809
Federal Home Loan Mortgage Corp.(g)
CMO Series 5162 Class IA
11/25/2051	3.000%	7,900,668	1,254,027
Federal Home Loan Mortgage Corp. REMICS(b),(g)
CMO Series 5345 Class SE
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 01/15/2048	0.556%	8,025,341	650,760
Federal National Mortgage Association
08/01/2029- 09/01/2045	3.000%	1,301,194	1,212,004
05/01/2043- 05/01/2052	3.500%	31,201,013	27,068,340
02/01/2048- 08/01/2052	4.000%	34,346,857	31,210,337
01/01/2052	2.500%	9,641,391	7,669,222
09/01/2052- 09/01/2053	5.000%	21,422,467	20,462,619
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(h)
07/01/2038	6.000%	490,041	496,087
01/01/2040	5.500%	566,731	564,248
08/01/2040	4.500%	945,687	888,151
10/01/2042	3.000%	1,377,409	1,184,178
07/01/2045- 02/01/2046	3.500%	1,662,471	1,467,439
11/01/2045	4.000%	487,874	443,210
Federal National Mortgage Association(b),(g)
CMO Series 2016-53 Class KS
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 08/25/2046	0.556%	649,055	58,371
CMO Series 2016-57 Class SA
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 08/25/2046	0.556%	1,561,646	149,037
CMO Series 2016-93 Class SL
-1.0 x 30-day Average SOFR + 6.536% Cap 6.650% 12/25/2046	1.206%	1,978,530	125,366
CMO Series 2017-109 Class SA
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2048	0.706%	736,707	82,287
CMO Series 2017-20 Class SA
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 04/25/2047	0.656%	662,993	64,800
CMO Series 2017-54 Class SN
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	0.706%	1,355,507	147,842
CMO Series 2018-66 Class SM
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 09/25/2048	0.756%	914,989	89,055
CMO Series 2018-74 Class SA
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 10/25/2048	0.706%	1,104,058	102,079
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
13

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-33 Class SB
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2049	0.606%	2,645,305	233,756
CMO Series 2019-60 Class SH
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 10/25/2049	0.606%	1,017,294	94,696
CMO Series 2019-67 Class SE
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 11/25/2049	0.606%	1,606,330	183,205
Federal National Mortgage Association(g)
CMO Series 2021-3 Class TI
02/25/2051	2.500%	10,965,688	1,806,735
Federal National Mortgage Association REMICS(b),(g)
CMO Series 2017-108 Class SA
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2048	0.706%	11,233,068	1,181,645
CMO Series 2019-73 Class SC
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 12/25/2049	0.606%	17,744,713	1,742,355
CMO Series 2020-39 Class MS
-1.0 x 30-day Average SOFR + 5.966% Cap 6.080% 06/25/2050	0.636%	11,271,222	1,089,338
Freddie Mac REMICS(g)
CMO Series 5152 Class XI
11/25/2050	2.500%	14,289,412	1,716,847
CMO Series 5287 Class NI
05/25/2051	3.500%	7,106,644	1,326,412
Government National Mortgage Association(b)
1-year CMT + 1.500% Cap 10.000% 04/20/2028	3.875%	794	780
Government National Mortgage Association(h)
04/20/2048	4.500%	645,407	609,932
Government National Mortgage Association(b),(g)
CMO Series 2017-112 Class SJ
-1.0 x 1-month Term SOFR + 5.546% Cap 5.660% 07/20/2047	0.230%	2,304,523	148,259
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-130 Class HS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2047	0.770%	793,659	62,507
CMO Series 2017-149 Class BS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 10/20/2047	0.770%	981,874	91,656
CMO Series 2017-163 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 11/20/2047	0.770%	416,863	36,413
CMO Series 2017-37 Class SB
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 03/20/2047	0.720%	590,114	54,919
CMO Series 2018-103 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2048	0.770%	564,553	51,509
CMO Series 2018-112 Class LS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2048	0.770%	715,296	64,115
CMO Series 2018-125 Class SK
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 09/20/2048	0.820%	926,826	63,689
CMO Series 2018-134 Class KS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 10/20/2048	0.770%	752,027	64,955
CMO Series 2018-148 Class SB
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 01/20/2048	0.770%	1,397,881	133,663
CMO Series 2018-151 Class SA
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 11/20/2048	0.720%	1,198,204	105,643
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-89 Class MS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 06/20/2048	0.770%	741,459	60,410
CMO Series 2018-91 Class DS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2048	0.770%	792,018	67,417
CMO Series 2019-20 Class JS
-1.0 x 1-month Term SOFR + 5.886% Cap 6.000% 02/20/2049	0.570%	1,137,913	95,805
CMO Series 2019-5 Class SH
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 01/20/2049	0.720%	833,171	71,359
CMO Series 2019-56 Class SG
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 05/20/2049	0.720%	851,553	75,458
CMO Series 2019-59 Class KS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2049	0.620%	869,298	76,499
CMO Series 2019-74 Class PS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 06/20/2049	0.620%	11,909,656	1,144,738
CMO Series 2019-85 Class SC
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2049	0.720%	839,440	72,560
CMO Series 2019-90 Class SD
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2049	0.720%	1,973,610	191,804
CMO Series 2019-92 Class SD
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 07/20/2049	0.670%	4,775,696	437,473
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-11 Class LS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 01/20/2050	0.620%	18,351,431	1,746,060
CMO Series 2020-188 Class SA
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 12/20/2050	0.870%	10,557,337	1,137,781
CMO Series 2020-21 Class VS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 02/20/2050	0.620%	648,472	60,236
CMO Series 2020-61 Class SW
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 08/20/2049	0.620%	7,530,461	635,193
CMO Series 2020-62 Class SG
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 05/20/2050	0.720%	1,146,688	101,697
CMO Series 2022-207 Class SA
-1.0 x 1-month Term SOFR + 5.886% Cap 6.000% 09/20/2049	0.570%	28,861,768	2,747,857
CMO Series 2022-207 Class SC
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 01/20/2050	0.670%	11,894,637	1,028,096
CMO Series 2023-141 Class SN
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 04/20/2049	0.620%	10,380,815	921,475
CMO Series 2023-17 Class SY
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2050	0.620%	11,480,920	989,134
CMO Series 2023-47 Class DS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 09/20/2049	0.620%	12,281,680	1,054,379
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
15

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2024-30 Class XH
-1.0 x 30-day Average SOFR + 5.850% Cap 5.850% 02/20/2054	0.520%	9,972,736	718,589
Government National Mortgage Association(g)
CMO Series 2020-164 Class CI
11/20/2050	3.000%	6,604,281	1,048,146
CMO Series 2020-175 Class KI
11/20/2050	2.500%	18,753,667	2,529,830
CMO Series 2020-191 Class UG
12/20/2050	3.500%	6,698,647	1,164,032
CMO Series 2021-119 Class QI
07/20/2051	3.000%	7,659,418	1,210,301
CMO Series 2021-139 Class IC
08/20/2051	3.000%	17,690,148	2,956,576
CMO Series 2021-16 Class KI
01/20/2051	2.500%	8,949,061	1,207,359
Government National Mortgage Association TBA(e)
05/20/2054	4.000%	18,000,000	16,310,191
05/20/2054	4.500%	10,000,000	9,312,399
Uniform Mortgage-Backed Security TBA(e)
05/15/2039- 05/13/2054	3.000%	61,078,000	50,620,012
05/15/2039- 05/13/2054	3.500%	19,000,000	16,639,649
05/15/2039- 05/13/2054	4.000%	28,000,000	25,368,552
05/13/2054	4.500%	7,000,000	6,449,900
05/13/2054	5.000%	9,500,000	9,001,323
05/13/2054	6.000%	27,000,000	26,748,987
Total Residential Mortgage-Backed Securities - Agency (Cost $366,266,435)			343,386,109

Residential Mortgage-Backed Securities - Non-Agency 24.1%

510 Asset Backed Trust(a),(c)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	2,009,026	1,952,456
Angel Oak Mortgage Trust(a),(c)
CMO Series 2020-1 Class M1
12/25/2059	3.161%	3,000,000	2,588,115
CMO Series 2020-3 Class A1
04/25/2065	1.691%	1,755,511	1,599,508
CMO Series 2021-5 Class A2
07/25/2066	1.208%	3,831,964	3,165,745
Angel Oak Mortgage Trust I LLC(a),(c)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	397,853	392,208
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Arroyo Mortgage Trust(a),(c)
CMO Series 2019-2 Class A3
04/25/2049	3.800%	137,220	125,899
Arroyo Mortgage Trust(a)
CMO Series 2020-1 Class M1
03/25/2055	4.277%	3,946,000	3,165,683
Bellemeade Re Ltd.(a),(b)
CMO Series 2019-3A Class M1C
1-month Term SOFR + 2.064% Floor 1.950% 07/25/2029	7.381%	1,026,837	1,027,719
CMO Series 2022-1 Class M1A
30-day Average SOFR + 1.750% Floor 1.750% 01/26/2032	7.080%	1,821,576	1,822,630
BRAVO Residential Funding Trust(a),(c)
CMO Series 2020-NQM1 Class M1
05/25/2060	3.181%	2,500,000	2,290,452
CMO Series 2020-RPL2 Class A1
05/25/2059	2.000%	1,593,152	1,427,927
CMO Series 2021-A Class A1
10/25/2059	4.991%	2,376,682	2,310,118
Bunker Hill Loan Depositary Trust(a),(c)
CMO Series 2019-3 Class A2
11/25/2059	2.981%	519,321	505,309
CMO Series 2019-3 Class A3
11/25/2059	3.135%	756,724	736,304
CMO Series 2020-1 Class A1
02/25/2055	1.724%	1,923,490	1,830,365
BVRT Financing Trust(a),(b),(i)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	4,914,317	4,914,317
CHNGE Mortgage Trust(a),(c)
CMO Series 2022-1 Class A1
01/25/2067	3.007%	4,019,188	3,627,858
CMO Series 2022-2 Class A1
03/25/2067	3.757%	3,535,529	3,255,609
CMO Series 2022-3 Class A1
05/25/2067	5.000%	3,781,120	3,649,506
CMO Series 2023-3 Class A1
07/25/2058	7.100%	4,394,383	4,391,093
COLT Mortgage Loan Trust(a),(c)
CMO Series 2020-2 Class A2
03/25/2065	3.094%	331,336	319,646
CMO Series 2021-3 Class A1
09/27/2066	0.956%	2,623,521	1,995,414
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-5 Class A2
11/26/2066	2.606%	4,270,000	2,987,355
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	7.230%	2,650,000	2,676,046
CMO Series 2022-R04 Class 1M2
30-day Average SOFR + 3.100% 03/25/2042	8.430%	4,000,000	4,161,711
Credit Suisse Mortgage Trust(a),(c)
CMO Series 2021-NQM2 Class A2
02/25/2066	1.384%	2,969,496	2,542,360
CMO Series 2021-RPL2 Class A1A
01/25/2060	1.115%	2,902,984	2,344,454
CSMC Trust(a),(c)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.561%	771,325	780,731
CMO Series 2020-RPL6 Class A1
03/25/2059	3.415%	7,982,859	7,872,873
CMO Series 2021-NQM8 Class A1
10/25/2066	1.841%	3,426,855	2,862,400
CMO Series 2022-NQM1 Class A3
11/25/2066	2.675%	3,038,605	2,480,656
CMO Series 2022-RPL3 Class A1
03/25/2061	3.613%	3,545,631	3,519,204
Subordinated CMO Series 2020-RPL3 Class A1
03/25/2060	4.046%	2,235,829	2,206,704
Deephaven Residential Mortgage Trust(a),(c)
CMO Series 2021-1 Class A2
05/25/2065	0.973%	486,276	446,706
Ellington Financial Mortgage Trust(a),(c)
CMO Series 2020-1 Class A3
05/25/2065	3.999%	550,000	509,528
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-DNA3 Class M1
30-day Average SOFR + 0.750% 10/25/2033	6.080%	656,892	656,889
CMO Series 2022-DNA1 Class M1B
30-day Average SOFR + 1.850% 01/25/2042	7.180%	3,000,000	3,024,474
Subordinated CMO Series 2022-DNA6 Class M1A
30-day Average SOFR + 2.150% 09/25/2042	7.480%	1,729,996	1,750,540
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2022-DNA2 Class M1B
30-day Average SOFR + 2.400% 02/25/2042	7.730%	3,800,000	3,876,940
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FWD Securitization Trust(a),(c)
CMO Series 2020-INV1 Class M1
01/25/2050	2.850%	3,500,000	2,793,897
GCAT LLC(a),(c)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	2,071,343	1,892,957
GCAT Trust(a),(c)
CMO Series 2021-CM2 Class A1
08/25/2066	2.352%	2,438,674	2,189,505
CMO Series 2022-NQM2 Class A3
02/25/2067	4.210%	4,185,865	3,697,943
GS Mortgage-Backed Securities Corp. Trust(a),(c)
CMO Series 2021-NQM1 Class A1
07/25/2061	1.017%	2,143,553	1,847,307
Home Re Ltd.(a),(b)
Subordinated CMO Series 2022-1 Class M1A
30-day Average SOFR + 2.850% 10/25/2034	8.180%	1,425,227	1,433,974
Imperial Fund Mortgage Trust(a),(c)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	1,619,302	1,325,579
Legacy Mortgage Asset Trust(a),(c)
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	1,818,874	1,756,815
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	2,140,168	2,057,714
Mello Mortgage Capital Acceptance(a),(c)
CMO Series 2024-SD1 Class A3
04/25/2054	4.000%	4,727,000	4,146,802
MFA Trust(a),(c)
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	3,500,000	2,885,993
CMO Series 2020-NQM3 Class A1
01/26/2065	1.014%	3,782,548	3,470,398
CMO Series 2020-NQM3 Class A2
01/26/2065	1.324%	1,513,022	1,387,595
CMO Series 2020-NQM3 Class A3
01/26/2065	1.632%	1,134,766	1,043,557
CMO Series 2021-INV2 Class A3
11/25/2056	2.264%	2,177,677	1,836,353
MFRA Trust(a),(c)
CMO Series 2021-INV1 Class A2
01/25/2056	1.057%	219,845	202,664
CMO Series 2021-INV1 Class A3
01/25/2056	1.262%	342,739	316,008
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2018-1A Class A1A
12/25/2057	4.000%	5,378,834	5,007,018
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
17

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	2,311,062	2,218,041
Oaktown Re III Ltd.(a),(b)
CMO Series 2019-1A Class M1B
30-day Average SOFR + 2.064% Floor 1.950% 07/25/2029	7.395%	431,575	432,190
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month Term SOFR + 3.864% Floor 3.750% 05/30/2025	9.183%	367,207	367,943
Preston Ridge Partners Mortgage Trust(a),(c)
CMO Series 2020-6 Class A1
11/25/2025	5.363%	6,468,693	6,354,558
CMO Series 2021-2 Class A1
03/25/2026	2.115%	1,571,598	1,542,659
CMO Series 2021-3 Class A1
04/25/2026	1.867%	1,317,597	1,277,719
CMO Series 2021-8 Class A1
09/25/2026	1.743%	1,209,471	1,156,670
Pretium Mortgage Credit Partners(a),(c)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	2,707,089	2,587,707
PRKCM Trust(a),(c)
CMO Series 2021-AFC1 Class A3
08/25/2056	2.069%	4,920,332	3,865,023
CMO Series 2021-AFC1 Class M1
08/25/2056	3.114%	4,516,000	2,727,249
PRPM LLC(a),(c)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	3,325,264	2,952,266
CMO Series 2023-RCF2 Class A2
11/25/2053	4.000%	2,557,000	2,302,844
Residential Mortgage Loan Trust(a),(c)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	11,028	10,742
Stanwich Mortgage Loan Co. LLC(a),(c)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	1,824,018	1,751,168
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2019-INV1 Class A3
09/27/2049	2.916%	2,765,440	2,656,284
CMO Series 2020-2 Class A3
04/25/2060	3.000%	3,985,507	3,906,519
CMO Series 2020-3 Class A3
04/25/2065	2.591%	5,000,000	4,153,203
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-3 Class M1
04/25/2065	3.544%	2,800,000	2,304,472
CMO Series 2020-INV1 Class A2
11/25/2055	1.439%	2,794,322	2,568,715
CMO Series 2020-INV1 Class A3
11/25/2055	1.593%	1,057,674	972,449
CMO Series 2021-3 Class A1
06/25/2056	1.127%	797,323	635,426
Towd Point Mortgage Trust(a),(c)
CMO Series 2019-4 Class M1B
10/25/2059	3.000%	10,000,000	7,969,705
TRK Trust(a),(c)
CMO Series 2021-INV2 Class A1
11/25/2056	1.966%	5,139,028	4,240,969
Vendee Mortgage Trust(c),(g)
CMO Series 1998-1 Class 2IO
03/15/2028	0.000%	325,410	0
CMO Series 1998-3 Class IO
03/15/2029	0.000%	412,494	0
Verus Securitization Trust(a),(c)
CMO Series 2019-INV3 Class A3
11/25/2059	3.100%	215,189	208,167
CMO Series 2020-1 Class A3
01/25/2060	2.724%	659,648	617,588
CMO Series 2020-4 Class A3
05/25/2065	2.321%	1,054,694	994,668
CMO Series 2021-4 Class A2
07/25/2066	1.247%	3,705,621	2,966,227
Verus Securitization Trust(a)
CMO Series 2020-INV1 Class A2
03/25/2060	3.035%	4,000,000	3,930,059
CMO Series 2020-INV1 Class A3
03/25/2060	3.889%	2,800,000	2,716,970
Visio Trust(a)
CMO Series 2020-1R Class A3
11/25/2055	1.873%	1,042,773	963,565
CMO Series 2021-1R Class A1
05/25/2056	1.280%	1,914,347	1,701,576
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $221,983,783)			204,138,872

Call Option Contracts Purchased 0.1%
Value ($)
(Cost $1,099,500)	447,235

Put Option Contracts Purchased 0.1%

(Cost $381,900)	650,155
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024

Money Market Funds 4.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.485%(j),(k)	40,633,707	40,621,517
Total Money Market Funds (Cost $40,617,125)		40,621,517
Total Investments in Securities (Cost: $1,064,138,261)		1,005,729,250
Other Assets & Liabilities, Net		(159,876,757)
Net Assets		845,852,493
At April 30, 2024, securities and/or cash totaling $10,355,482 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	982	06/2024	USD	199,008,438	—	(1,008,607)
U.S. Treasury 5-Year Note	300	06/2024	USD	31,422,656	—	(72,920)
U.S. Treasury Ultra Bond	37	06/2024	USD	4,423,813	—	(302,578)
Total					—	(1,384,105)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(157)	06/2024	USD	(17,868,563)	827,585	—
U.S. Treasury 10-Year Note	(61)	06/2024	USD	(6,553,688)	14,196	—
Total					841,781	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	10,000,000	10,000,000	3.80	04/10/2025	307,000	184,450
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	25,000,000	25,000,000	3.75	11/29/2024	792,500	262,785
Total							1,099,500	447,235

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	5,000,000	5,000,000	4.50	04/25/2025	122,750	115,235
5-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	50,000,000	50,000,000	4.50	10/07/2024	259,150	534,920
Total							381,900	650,155
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
19

Portfolio of Investments (continued)
April 30, 2024
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2024, the total value of these securities amounted to $454,763,902, which represents 53.76% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2024.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2024.

(d)	Non-income producing investment.
(e)	Represents a security purchased on a when-issued basis.
(f)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2024.

(g)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(h)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(i)	Valuation based on significant unobservable inputs.
(j)	The rate shown is the seven-day current annualized yield at April 30, 2024.
(k)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.485%
	92,910,208	406,151,355	(458,444,277)	4,231	40,621,517	418	2,746,174	40,633,707
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	177,864,648	—	177,864,648
Commercial Mortgage-Backed Securities - Agency	—	940,130	—	940,130
Commercial Mortgage-Backed Securities - Non-Agency	—	67,467,480	—	67,467,480
Common Stocks
Consumer Staples	—	19	—	19
Energy	89	—	—	89
Financials	1,679	—	—	1,679
Total Common Stocks	1,768	19	—	1,787
Corporate Bonds & Notes	—	157,155,008	—	157,155,008
Inflation-Indexed Bonds	—	13,056,309	—	13,056,309
Residential Mortgage-Backed Securities - Agency	—	343,386,109	—	343,386,109
Residential Mortgage-Backed Securities - Non-Agency	—	199,224,555	4,914,317	204,138,872
Call Option Contracts Purchased	—	447,235	—	447,235
Put Option Contracts Purchased	—	650,155	—	650,155
Money Market Funds	40,621,517	—	—	40,621,517
Total Investments in Securities	40,623,285	960,191,648	4,914,317	1,005,729,250
Investments in Derivatives
Asset
Futures Contracts	841,781	—	—	841,781
Liability
Futures Contracts	(1,384,105)	—	—	(1,384,105)
Total	40,080,961	960,191,648	4,914,317	1,005,186,926
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
21

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2023 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2024 ($)
Asset-Backed Securities — Non-Agency	1,995,000	-	-	-	-	-	-	(1,995,000)	-
Residential Mortgage-Backed Securities — Non-Agency	9,051,066	-	-	13,887	-	(4,150,636)	-	-	4,914,317
Total	11,046,066	-	-	13,887	-	(4,150,636)	-	(1,995,000)	4,914,317
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The following table is a summary of valuation technique(s) used to value the Fund’s investments at April 30, 2024:
	Valuation Technique	Value ($)
Residential Mortgage-Backed Securities - Non-Agency	Single Market Quotes from Broker	4,914,317
The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Bond Fund  | Annual Report 2024

Statement of Assets and Liabilities
April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,022,039,736)	$964,010,343
Affiliated issuers (cost $40,617,125)	40,621,517
Option contracts purchased (cost $1,481,400)	1,097,390
Cash	377,000
Cash collateral held at broker for:
TBA	2,970,424
Receivable for:
Capital shares sold	3,134,819
Dividends	218,368
Interest	4,017,273
Variation margin for futures contracts	154,109
Expense reimbursement due from Investment Manager	3,246
Prepaid expenses	5,720
Deferred compensation of board members	221,464
Total assets	1,016,831,673
Liabilities
Payable for:
Investments purchased	327,109
Investments purchased on a delayed delivery basis	164,820,650
Capital shares redeemed	1,875,500
Distributions to shareholders	3,188,294
Variation margin for futures contracts	419,812
Management services fees	11,546
Distribution and/or service fees	597
Transfer agent fees	16,227
Compensation of board members	841
Other expenses	20,355
Deferred compensation of board members	298,249
Total liabilities	170,979,180
Net assets applicable to outstanding capital stock	$845,852,493
Represented by
Paid in capital	1,067,638,324
Total distributable earnings (loss)	(221,785,831)
Total - representing net assets applicable to outstanding capital stock	$845,852,493
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
23

Statement of Assets and Liabilities (continued)
April 30, 2024
Class A
Net assets	$87,323,969
Shares outstanding	3,074,625
Net asset value per share	$28.40
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$29.82
Advisor Class
Net assets	$1,157,084
Shares outstanding	40,791
Net asset value per share	$28.37
Institutional Class
Net assets	$66,224,582
Shares outstanding	2,331,938
Net asset value per share	$28.40
Institutional 2 Class
Net assets	$28,277,130
Shares outstanding	998,317
Net asset value per share	$28.32
Institutional 3 Class
Net assets	$662,869,728
Shares outstanding	23,290,942
Net asset value per share	$28.46
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Columbia Bond Fund  | Annual Report 2024

Statement of Operations
Year Ended April 30, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$55
Dividends — affiliated issuers	2,746,174
Interest	42,107,742
Interfund lending	4,091
Foreign taxes withheld	(2,066)
Total income	44,855,996
Expenses:
Management services fees	4,564,504
Distribution and/or service fees
Class A	203,553
Class C	34,381
Class R	1,152
Class V	4,743
Transfer agent fees
Class A	95,228
Advisor Class	1,353
Class C	4,043
Institutional Class	93,285
Institutional 2 Class	13,851
Institutional 3 Class	40,120
Class R	272
Class V	3,841
Custodian fees	32,637
Printing and postage fees	33,017
Registration fees	106,543
Accounting services fees	41,499
Legal fees	22,719
Interest on collateral	23,980
Compensation of chief compliance officer	173
Compensation of board members	21,400
Deferred compensation of board members	18,917
Other	26,657
Total expenses	5,387,868
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,331,617)
Fees waived by transfer agent
Institutional 2 Class	(534)
Institutional 3 Class	(13,855)
Expense reduction	(731)
Total net expenses	4,041,131
Net investment income	40,814,865
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(26,184,621)
Investments — affiliated issuers	418
Futures contracts	(10,379,901)
Option contracts purchased	(551,660)
Option contracts written	60,195
Net realized loss	(37,055,569)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,664,812
Investments — affiliated issuers	4,231
Futures contracts	(8,712,368)
Option contracts purchased	354,524
Net change in unrealized appreciation (depreciation)	(6,688,801)
Net realized and unrealized loss	(43,744,370)
Net decrease in net assets resulting from operations	$(2,929,505)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
25

Statement of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations
Net investment income	$40,814,865	$31,854,281
Net realized loss	(37,055,569)	(83,187,911)
Net change in unrealized appreciation (depreciation)	(6,688,801)	32,270,579
Net decrease in net assets resulting from operations	(2,929,505)	(19,063,051)
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,410,555)	(2,382,407)
Advisor Class	(51,277)	(67,054)
Class C	(118,311)	(91,492)
Institutional Class	(3,509,174)	(2,168,440)
Institutional 2 Class	(1,100,547)	(435,234)
Institutional 3 Class	(32,878,457)	(26,451,528)
Class R	(9,099)	(8,241)
Class V	(136,223)	(181,843)
Total distributions to shareholders	(41,213,643)	(31,786,239)
Decrease in net assets from capital stock activity	(73,267,843)	(7,025,916)
Total decrease in net assets	(117,410,991)	(57,875,206)
Net assets at beginning of year	963,263,484	1,021,138,690
Net assets at end of year	$845,852,493	$963,263,484
The accompanying Notes to Financial Statements are an integral part of this statement.
26
Columbia Bond Fund  | Annual Report 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	April 30, 2024		April 30, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	953,801	27,481,020	507,815	15,160,104
Distributions reinvested	103,547	2,982,364	69,426	2,051,769
Shares redeemed	(615,341)	(17,676,807)	(534,726)	(15,947,139)
Net increase	442,007	12,786,577	42,515	1,264,734
Advisor Class
Shares sold	12,809	372,143	6,582	193,361
Distributions reinvested	1,770	50,909	2,248	66,756
Shares redeemed	(12,977)	(374,474)	(80,530)	(2,318,622)
Net increase (decrease)	1,602	48,578	(71,700)	(2,058,505)
Class C
Shares sold	41,836	1,210,104	27,540	810,763
Distributions reinvested	3,776	108,636	2,893	85,203
Shares redeemed	(165,970)	(4,755,377)	(67,225)	(2,016,973)
Net decrease	(120,358)	(3,436,637)	(36,792)	(1,121,007)
Institutional Class
Shares sold	1,128,798	32,693,971	1,502,427	44,900,228
Distributions reinvested	113,015	3,254,566	66,293	1,961,422
Shares redeemed	(1,927,920)	(55,039,087)	(982,374)	(29,580,684)
Net increase (decrease)	(686,107)	(19,090,550)	586,346	17,280,966
Institutional 2 Class
Shares sold	811,991	23,579,785	871,494	25,807,130
Distributions reinvested	38,261	1,100,349	14,730	435,234
Shares redeemed	(913,447)	(26,211,008)	(210,527)	(6,176,709)
Net increase (decrease)	(63,195)	(1,530,874)	675,697	20,065,655
Institutional 3 Class
Shares sold	3,968,117	115,627,851	982,696	29,129,632
Distributions reinvested	669,145	19,287,823	552,905	16,392,158
Shares redeemed	(6,575,880)	(191,397,936)	(2,902,845)	(87,494,983)
Net decrease	(1,938,618)	(56,482,262)	(1,367,244)	(41,973,193)
Class R
Shares sold	1,980	57,285	2,294	68,770
Distributions reinvested	302	8,698	277	8,168
Shares redeemed	(10,602)	(307,947)	(5,160)	(152,998)
Net decrease	(8,320)	(241,964)	(2,589)	(76,060)
Class V
Shares sold	769	22,313	1,455	43,393
Distributions reinvested	3,312	94,239	4,356	128,524
Shares redeemed	(189,742)	(5,437,263)	(19,519)	(580,423)
Net decrease	(185,661)	(5,320,711)	(13,708)	(408,506)
Total net decrease	(2,558,650)	(73,267,843)	(187,475)	(7,025,916)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2024	$29.78	1.20	(1.36)	(0.16)	(1.22)	—	(1.22)
Year Ended 4/30/2023	$31.39	0.93	(1.62)	(0.69)	(0.92)	—	(0.92)
Year Ended 4/30/2022	$35.38	0.50	(4.00)	(3.50)	(0.49)	—	(0.49)
Year Ended 4/30/2021(e)	$34.88	0.69	1.39	2.08	(0.72)	(0.86)	(1.58)
Year Ended 4/30/2020(e)	$33.84	0.88	1.48	2.36	(0.88)	(0.44)	(1.32)
Advisor Class
Year Ended 4/30/2024	$29.74	1.27	(1.35)	(0.08)	(1.29)	—	(1.29)
Year Ended 4/30/2023	$31.34	0.94	(1.54)	(0.60)	(1.00)	—	(1.00)
Year Ended 4/30/2022	$35.33	0.58	(4.00)	(3.42)	(0.57)	—	(0.57)
Year Ended 4/30/2021(e)	$34.83	0.79	1.38	2.17	(0.81)	(0.86)	(1.67)
Year Ended 4/30/2020(e)	$33.80	0.96	1.47	2.43	(0.96)	(0.44)	(1.40)
Institutional Class
Year Ended 4/30/2024	$29.78	1.27	(1.36)	(0.09)	(1.29)	—	(1.29)
Year Ended 4/30/2023	$31.38	1.01	(1.61)	(0.60)	(1.00)	—	(1.00)
Year Ended 4/30/2022	$35.37	0.59	(4.01)	(3.42)	(0.57)	—	(0.57)
Year Ended 4/30/2021(e)	$34.88	0.78	1.38	2.16	(0.81)	(0.86)	(1.67)
Year Ended 4/30/2020(e)	$33.83	0.96	1.49	2.45	(0.96)	(0.44)	(1.40)
Institutional 2 Class
Year Ended 4/30/2024	$29.70	1.29	(1.37)	(0.08)	(1.30)	—	(1.30)
Year Ended 4/30/2023	$31.30	1.06	(1.64)	(0.58)	(1.02)	—	(1.02)
Year Ended 4/30/2022	$35.28	0.61	(3.99)	(3.38)	(0.60)	—	(0.60)
Year Ended 4/30/2021(e)	$34.78	0.80	1.39	2.19	(0.83)	(0.86)	(1.69)
Year Ended 4/30/2020(e)	$33.74	1.00	1.48	2.48	(1.00)	(0.44)	(1.44)
Institutional 3 Class
Year Ended 4/30/2024	$29.84	1.31	(1.37)	(0.06)	(1.32)	—	(1.32)
Year Ended 4/30/2023	$31.45	1.04	(1.61)	(0.57)	(1.04)	—	(1.04)
Year Ended 4/30/2022	$35.45	0.63	(4.01)	(3.38)	(0.62)	—	(0.62)
Year Ended 4/30/2021(e)	$34.95	0.79	1.42	2.21	(0.85)	(0.86)	(1.71)
Year Ended 4/30/2020(e)	$33.90	1.00	1.53	2.53	(1.04)	(0.44)	(1.48)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.
28
Columbia Bond Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2024	$28.40	(0.53% )	0.90% (c)	0.75% (c),(d)	4.15%	262%	$87,324
Year Ended 4/30/2023	$29.78	(2.12% )	0.91% (c)	0.77% (c),(d)	3.10%	260%	$78,406
Year Ended 4/30/2022	$31.39	(10.02% )	0.90% (c)	0.77% (c),(d)	1.44%	224%	$81,291
Year Ended 4/30/2021 (e)	$35.38	5.96%	0.91% (c)	0.77% (c),(d)	1.92%	227%	$99,681
Year Ended 4/30/2020 (e)	$34.88	7.05%	0.97%	0.80% (d)	2.50%	229%	$75,375
Advisor Class
Year Ended 4/30/2024	$28.37	(0.25% )	0.65% (c)	0.50% (c),(d)	4.40%	262%	$1,157
Year Ended 4/30/2023	$29.74	(1.85% )	0.66% (c)	0.52% (c),(d)	3.11%	260%	$1,166
Year Ended 4/30/2022	$31.34	(9.81% )	0.65% (c)	0.52% (c),(d)	1.70%	224%	$3,475
Year Ended 4/30/2021 (e)	$35.33	6.20%	0.66% (c)	0.52% (c),(d)	2.19%	227%	$2,123
Year Ended 4/30/2020 (e)	$34.83	7.32%	0.71%	0.55% (d)	2.74%	229%	$1,676
Institutional Class
Year Ended 4/30/2024	$28.40	(0.28% )	0.65% (c)	0.50% (c),(d)	4.39%	262%	$66,225
Year Ended 4/30/2023	$29.78	(1.84% )	0.66% (c)	0.52% (c),(d)	3.37%	260%	$89,875
Year Ended 4/30/2022	$31.38	(9.80% )	0.65% (c)	0.52% (c),(d)	1.69%	224%	$76,311
Year Ended 4/30/2021 (e)	$35.37	6.19%	0.66% (c)	0.52% (c),(d)	2.18%	227%	$80,542
Year Ended 4/30/2020 (e)	$34.88	7.32%	0.72%	0.55% (d)	2.76%	229%	$68,640
Institutional 2 Class
Year Ended 4/30/2024	$28.32	(0.23% )	0.59% (c)	0.44% (c)	4.45%	262%	$28,277
Year Ended 4/30/2023	$29.70	(1.78% )	0.59% (c)	0.45% (c)	3.58%	260%	$31,528
Year Ended 4/30/2022	$31.30	(9.74% )	0.58% (c)	0.45% (c)	1.76%	224%	$12,075
Year Ended 4/30/2021 (e)	$35.28	6.24%	0.60% (c)	0.45% (c)	2.23%	227%	$10,058
Year Ended 4/30/2020 (e)	$34.78	7.55%	0.62%	0.46%	2.83%	229%	$6,038
Institutional 3 Class
Year Ended 4/30/2024	$28.46	(0.16% )	0.54% (c)	0.39% (c)	4.51%	262%	$662,870
Year Ended 4/30/2023	$29.84	(1.74% )	0.54% (c)	0.40% (c)	3.47%	260%	$752,943
Year Ended 4/30/2022	$31.45	(9.70% )	0.53% (c)	0.40% (c)	1.81%	224%	$836,474
Year Ended 4/30/2021 (e)	$35.45	6.31%	0.55% (c)	0.40% (c)	2.22%	227%	$925,195
Year Ended 4/30/2020 (e)	$34.95	7.47%	0.57%	0.40%	2.91%	229%	$265,665
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Bond Fund  | Annual Report 2024
29

Notes to Financial Statements
April 30, 2024
Note 1. Organization
Columbia Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
In September 2023, the Fund’s Board of Trustees approved the liquidation of Class V shares of the Fund on December 8, 2023. Effective at the open of business on October 25, 2023, any applicable contingent deferred sales charges were waived on redemptions and exchanges out of Class V shares, and effective at the open of business on November 27, 2023, Class V shares of the Fund were closed to all investors. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
The Fund’s Board of Trustees also approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund and a proposal to liquidate Class R shares of the Fund. Effective on February 12, 2024, Class C shares of the Fund were closed to new and existing investors and effective on April 15, 2024, shares held by Class C shareholders were converted into Class A shares in a tax-free transaction. Effective on March 11, 2024, Class R shares of the Fund were closed to new and existing investors and effective on April 19, 2024, Class R shares of the Fund were liquidated. For federal tax purposes, this liquidation was treated as a redemption of fund shares.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
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Notes to Financial Statements (continued)
April 30, 2024
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
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Notes to Financial Statements (continued)
April 30, 2024
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for
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Notes to Financial Statements (continued)
April 30, 2024
other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts  to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
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Notes to Financial Statements (continued)
April 30, 2024
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2024:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	841,781 *
Interest rate risk	Investments, at value — Option contracts purchased	1,097,390
Total		1,939,171

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,384,105 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Interest rate risk	(10,379,901)	(551,660)	60,195	(10,871,366)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Total ($)
Interest rate risk	(8,712,368)	354,524	(8,357,844)
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Notes to Financial Statements (continued)
April 30, 2024
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended April 30, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	233,993,701
Futures contracts — short	37,844,916

Derivative instrument	Average value ($)
Option contracts purchased	497,601
Option contracts written	(38,219)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements (continued)
April 30, 2024
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2024:
	Citi ($)	Morgan Stanley ($)	Total ($)
Assets
Call option contracts purchased	184,450	262,785	447,235
Put option contracts purchased	650,155	-	650,155
Total assets	834,605	262,785	1,097,390
Total financial and derivative net assets	834,605	262,785	1,097,390
Total collateral received (pledged) (a)	659,000	262,785	921,785
Net amount (b)	175,605	-	175,605

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
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Notes to Financial Statements (continued)
April 30, 2024
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that
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Notes to Financial Statements (continued)
April 30, 2024
highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2024 was 0.50% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to September 1, 2023, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
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Notes to Financial Statements (continued)
April 30, 2024
For the year ended April 30, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.11 (a)
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.12 (a)
Class V	0.07 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2024, these minimum account balance fees reduced total expenses of the Fund by $731.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively. As a result of Class C shares of the Fund being converted into Class A shares, April 15, 2024 was the last day the Fund paid a distribution and service fee for Class C shares. As a result of Class R shares of the Fund being liquidated, April 19, 2024 was the last day the Fund paid a distribution and service fee for Class R shares.
Shareholder services fees
The Fund had adopted a shareholder services plan that permitted it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may have paid shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder services and up to 0.20% for administrative support services). These fees were limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares. As a result of Class V shares of the Fund being liquidated, December 8, 2023 was the last day the Fund paid a shareholder services fee for Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00 (a)	93,040
Class C	—	1.00 (b)	114
Class V	—	0.50 - 1.00 (a)	24

Columbia Bond Fund  | Annual Report 2024
39

Notes to Financial Statements (continued)
April 30, 2024
(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	September 1, 2023 through August 31, 2024	Prior to September 1, 2023
Class A	0.74%	0.77%
Advisor Class	0.49	0.52
Institutional Class	0.49	0.52
Institutional 2 Class	0.44	0.45
Institutional 3 Class	0.39	0.40
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to September 1, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
129,617	(129,617)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
40
Columbia Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2024			Year Ended April 30, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
41,213,643	—	41,213,643	31,786,239	—	31,786,239
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
3,418,186	—	(163,017,101)	(58,700,372)
At April 30, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,063,887,298	5,278,965	(63,979,337)	(58,700,372)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(75,862,130)	(87,154,971)	(163,017,101)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,712,209,671 and $2,813,247,920, respectively, for the year ended April 30, 2024, of which $2,369,485,801 and $2,365,741,065, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Columbia Bond Fund  | Annual Report 2024
41

Notes to Financial Statements (continued)
April 30, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,187,500	5.73	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2024.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
42
Columbia Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the
Columbia Bond Fund  | Annual Report 2024
43

Notes to Financial Statements (continued)
April 30, 2024
quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2024, one unaffiliated shareholder of record owned 36.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 47.8% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
44
Columbia Bond Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Bond Fund  | Annual Report 2024
45

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Section 163(j) Interest Dividends
99.93%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

46
Columbia Bond Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Bond Fund  | Annual Report 2024
47

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
48
Columbia Bond Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Bond Fund  | Annual Report 2024
49

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

50
Columbia Bond Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Bond Fund  | Annual Report 2024
51

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2023, through December 31, 2023, including:
•
the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•
there were no material changes to the Program during the period;
•
the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•
the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
52
Columbia Bond Fund  | Annual Report 2024

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Columbia Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN121_04_P01_(06/24)

Columbia Small Cap Value Fund I
Annual Report
April 30, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Small Cap Value Fund I (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small Cap Value Fund I | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Jeremy Javidi, CFA
Lead Portfolio Manager
Managed Fund since 2005
C. Bryan Lassiter, CFA
Portfolio Manager
Managed Fund since November 2023
Morningstar style boxTM

The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2024 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Average annual total returns (%) (for the period ended April 30, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/25/86	18.34	9.18	7.78
	Including sales charges		11.54	7.90	7.15
Advisor Class		11/08/12	18.62	9.45	8.06
Class C	Excluding sales charges	01/15/96	17.41	8.36	6.98
	Including sales charges		16.41	8.36	6.98
Institutional Class		07/31/95	18.60	9.45	8.05
Institutional 2 Class		11/08/12	18.74	9.56	8.19
Institutional 3 Class		07/15/09	18.81	9.63	8.24
Class R		09/27/10	18.01	8.91	7.51
Russell 2000 Value Index			14.03	5.96	6.45
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charges for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Small Cap Value Fund I  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2014 — April 30, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at April 30, 2024)
Common Stocks	99.8
Money Market Funds	0.2
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at April 30, 2024)
Communication Services	3.0
Consumer Discretionary	14.8
Consumer Staples	2.2
Energy	7.5
Financials	17.8
Health Care	8.1
Industrials	16.0
Information Technology	9.8
Materials	10.1
Real Estate	5.8
Utilities	4.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Small Cap Value Fund I  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended April 30, 2024, Class A shares of Columbia Small Cap Value Fund I returned 18.34% excluding sales charges. The Fund’s benchmark, the Russell 2000 Value Index, returned 14.03% for the same period.
Market overview
U.S. equities posted broad-based gains for the 12 months ending April 30, 2024, but trajectory throughout the period was neither smooth nor steady. After a strong start, markets slid sharply but reversed about halfway through the period and accelerated until losing momentum over the final month. Several themes dominated the back-and-forth sentiment, especially the direction of interest rates and expectations for investment opportunities related to artificial intelligence (AI).
In addition to burgeoning AI enthusiasm, upbeat sentiment during the first few months of the period was driven by hopes that the Fed’s string of interest rate hikes was coming to an end. Even though a 25 basis-point hike in early May brought the target federal funds rate upper bound to 5.25%, a level not seen since mid-2006, investor appetite remained hearty for high-growth companies with future earnings made currently more attractive by lower interest rates. Perhaps most significant, especially for more-optimistic investors, was an expectation that the May hike and comments from Fed Chair Jerome Powell signaled the so-called “peak Fed,” or at least a pause in further hikes. Worries that a strong economy with unemployment at a 70-year low would keep inflation high and trigger another increase at the Fed’s June meeting did little to dent investor enthusiasm, and neither did projections for more rate increases that accompanied a hoped-for pause that did come at the Fed’s June 2023 meeting. Likewise, hawkish comments from Powell strengthening the case for additional increases did little to dissuade bullish expectations that rate cuts, and not just a pause, were finally coming into view.
Less-optimistic investors focused on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve – long believed to be a sure sign of coming recession – added to pessimism, as did geopolitical tensions and lingering concerns about the health of banks and commercial real estate. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year Treasury note closed above levels last seen in 2008.
Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in early 2024. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply, with the Dow Jones Industrial Average reaching a record high and the S&P 500 Index coming close to its all-time best as well. Hopes for rate cuts starting in March 2024 evaporated when the Fed made no commitment at its January 2024 meeting and left the benchmark overnight borrowing rate in the historically elevated range of 5.25% – 5.50%. Despite the anticipated kickoff for cuts shifting to June 2024, any disappointments with the delay were offset by comfort found in consistent projections for a total of three cuts during the remainder of 2024. Hotter-than-expected inflation reports for January and February 2024 did little to dissuade investors from bidding equities higher, and neither did commentary from a couple of officials that questioned the Fed’s generally dovish stance. (Dovish tends to suggest lower interest rates; opposite of hawkish.)
Equities closed the period by snapping a five-month up streak as hints of cracks in AI enthusiasm compounded disappointment over mounting rate-cut delays. A few tech and communications services stocks, notably Alphabet, continued to benefit from AI exposure, but sentiment was not entirely positive. Meta Platforms, for example, worried investors by announcing a ramp-up in AI spending, while chipmakers dropped sharply mid-month when Super Micro Computer failed to pre-announce results and sparked a broad selloff as investors began to question whether the group might be overpriced.
Concurrent worries included armed conflict between Israel and Iran as well as domestic economic data that reduced the probabilities of rate cuts in 2024, particularly reports that pointed to stubborn inflation and sub-par growth. As investors considered these data against a backdrop of generally hawkish comments ahead of the Fed’s May 1, 2024 meeting, hopes evaporated for an announcement of three rate cuts starting in June due to a bigger-than-expected jump in labor costs and a weak report on the economic health of manufacturing in the Chicago region. Questions about the timing and number of rate cuts shifted from when to if.
Columbia Small Cap Value Fund I  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Despite the downbeat end to the period, major market benchmarks ended with solid double-digit returns. The S&P 500 Index was up more than 22%, while small-cap stocks, as represented by the Russell 2000 Index, finished up more than 13%. As measured by subsets of the S&P 500, communication services and information technology stocks were top performers, while consumer staples and utilities stocks lagged with smaller positive results.
The Fund’s notable contributors during the period
•
The Fund’s outperformance of its benchmark was driven primarily by strong, broad-based stock selection, particularly within the financials and communication services sectors.
•
Sector allocation meaningfully helped relative results as well, particularly underweights to the utilities and real estate sectors and overweights to the industrials and information technology sectors.
•
Top individual contributors during the period included:
○
Thermal management solutions provider Modine Manufacturing Co. and fiber-optic networking products Applied Optoelectronics, Inc., which each pleased investors with expectations for accelerated growth driven by AI data centers.
○
Apparel retailer Gap, Inc., which rose on evidence of recovery across its brand lineup. The position was eliminated.
○
Aerospace systems maker Moog, Inc., which delivered above-consensus results and an improving outlook.
○
Wire and cable manufacturer Encore Wire Corp., which rose steadily through the period as investors appreciated its strong balance sheet, cash distributions and long-term growth potential.
The Fund’s notable detractors during the period
•
Security selection within the industrials and information technology sector more than offset beneficial security selection and detracted from relative results, as did an underweight to the energy sector.
•
Notable individual detractors included:
○
Auto-rental provider Hertz Global Holdings, Inc., which worried investors with higher costs and potential liquidity concerns.
○
Tea, snacks and personal products maker Hain Celestial Group, Inc., which disappointed investors with its complexity and presumed lack of a cohesive growth strategy. The position was eliminated.
○
Biopharmaceutical Sage Therapeutics, Inc., which fell sharply after the U.S. Food and Drug Administration provided only partial approval for the company’s depression treatment. The position was eliminated.
○
Paper maker Glatfelter Corp., which posted weak sales.
○
Hair-care products provider Olaplex Holdings, Inc., which fell on frustrations over heavier-than-expected costs and competitive pressures. The position was eliminated.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
6
Columbia Small Cap Value Fund I  | Annual Report 2024

Manager Discussion of Fund Performance (continued)
(Unaudited)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Small Cap Value Fund I  | Annual Report 2024
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2023 — April 30, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,185.90	1,018.65	6.79	6.27	1.25
Advisor Class	1,000.00	1,000.00	1,187.40	1,019.89	5.44	5.02	1.00
Class C	1,000.00	1,000.00	1,181.30	1,014.92	10.85	10.02	2.00
Institutional Class	1,000.00	1,000.00	1,187.30	1,019.89	5.44	5.02	1.00
Institutional 2 Class	1,000.00	1,000.00	1,188.00	1,020.34	4.95	4.57	0.91
Institutional 3 Class	1,000.00	1,000.00	1,188.30	1,020.59	4.68	4.32	0.86
Class R	1,000.00	1,000.00	1,184.40	1,017.40	8.15	7.52	1.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8
Columbia Small Cap Value Fund I  | Annual Report 2024

Portfolio of Investments
April 30, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.7%
Issuer	Shares	Value ($)
Communication Services 3.0%
Diversified Telecommunication Services 0.3%
Bandwidth, Inc., Class A(a)	197,500	3,594,500
Entertainment 0.7%
Gaia, Inc.(a),(b)	686,949	2,658,493
IMAX Corp.(a)	276,540	4,427,405
Playstudios, Inc.(a)	1,199,954	2,591,901
Total		9,677,799
Interactive Media & Services 0.7%
Bumble, Inc., Class A(a)	476,550	4,813,155
Shutterstock, Inc.	115,190	4,919,765
Total		9,732,920
Media 0.4%
Innovid Corp.(a)	2,813,654	6,330,721
Wireless Telecommunication Services 0.9%
Telephone and Data Systems, Inc.	430,011	6,729,672
United States Cellular Corp.(a)	143,215	5,207,298
Total		11,936,970
Total Communication Services		41,272,910
Consumer Discretionary 14.6%
Automobile Components 1.6%
Gentherm, Inc.(a)	108,548	5,489,272
Modine Manufacturing Co.(a)	109,893	10,179,389
Visteon Corp.(a)	62,190	6,880,080
Total		22,548,741
Broadline Retail 1.4%
Articore Group Ltd.(a)	6,119,594	1,744,280
Kohl’s Corp.	314,240	7,522,906
Savers Value Village, Inc.(a)	644,075	10,640,119
Total		19,907,305
Distributors 0.1%
Educational Development Corp.(a)	372,132	803,805
Diversified Consumer Services 1.1%
American Public Education, Inc.(a)	613,970	8,491,205
Stride, Inc.(a)	108,337	7,231,495
Total		15,722,700
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure 1.0%
Everi Holdings, Inc.(a)	622,992	5,089,844
PlayAGS, Inc.(a)	1,021,852	9,033,172
Total		14,123,016
Household Durables 3.6%
Cavco Industries, Inc.(a)	25,487	9,282,620
Century Communities, Inc.	92,080	7,303,786
Hamilton Beach Brands Holding Co.	465,765	9,473,660
iRobot Corp.(a)	271,850	2,327,036
Landsea Homes Corp.(a)	352,132	4,067,125
Legacy Housing Corp.(a)	252,857	5,150,697
Lifetime Brands, Inc.	470,247	4,298,057
Lovesac Co. (The)(a)	138,137	3,063,879
Universal Electronics, Inc.(a)	465,632	5,256,985
Total		50,223,845
Leisure Products 1.2%
Latham Group, Inc.(a)	978,708	2,740,383
Malibu Boats, Inc., Class A(a)	78,495	2,670,400
Topgolf Callaway Brands Corp.(a)	681,201	10,912,840
Total		16,323,623
Specialty Retail 3.0%
1-800-Flowers.com, Inc., Class A(a)	296,494	2,689,201
Advance Auto Parts, Inc.	179,350	13,088,963
Beyond, Inc.(a)	168,680	3,395,528
Brilliant Earth Group, Inc., Class A(a)	478,785	1,225,690
Citi Trends, Inc.(a)	142,535	3,055,950
Leslie’s, Inc.(a)	1,166,900	4,585,917
Lulu’s Fashion Lounge Holdings, Inc.(a)	903,910	1,355,865
National Vision Holdings, Inc.(a)	357,876	6,234,200
ThredUp, Inc., Class A(a)	1,692,274	2,707,638
Zumiez, Inc.(a)	187,460	3,224,312
Total		41,563,264
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I  | Annual Report 2024
9

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.6%
Canada Goose Holdings, Inc.(a)	484,920	5,474,747
Culp, Inc.(a)	314,531	1,434,261
Fossil Group, Inc.(a)	713,163	554,698
Movado Group, Inc.	200,415	5,104,570
Steven Madden Ltd.	229,270	9,264,801
Total		21,833,077
Total Consumer Discretionary		203,049,376
Consumer Staples 2.2%
Beverages 0.5%
Duckhorn Portfolio, Inc. (The)(a)	344,020	2,913,849
MGP Ingredients, Inc.	54,660	4,287,531
Total		7,201,380
Consumer Staples Distribution & Retail 0.6%
Andersons, Inc. (The)	142,865	7,849,003
SpartanNash Co.	973	18,574
Total		7,867,577
Food Products 0.8%
Fresh Del Monte Produce, Inc.	229,754	5,874,810
Mission Produce, Inc.(a)	441,275	5,008,471
Total		10,883,281
Personal Care Products 0.3%
Honest Co., Inc. (The)(a)	1,409,000	4,241,090
Total Consumer Staples		30,193,328
Energy 7.4%
Energy Equipment & Services 2.8%
Natural Gas Services Group, Inc.(a)	368,547	8,137,518
Newpark Resources, Inc.(a)	600,144	4,164,999
Pason Systems, Inc.	732,130	8,322,983
Patterson-UTI Energy, Inc.	1,439,910	15,579,826
Profire Energy, Inc.(a)	1,170,243	2,118,140
Total		38,323,466
Oil, Gas & Consumable Fuels 4.6%
CVR Energy, Inc.	260,980	7,928,572
Delek U.S. Holdings, Inc.	291,280	7,960,682
Kinetik Holdings, Inc.	195,885	7,510,231
Magnolia Oil & Gas Corp., Class A	361,550	9,064,059
Murphy Oil Corp.	436,576	19,488,753
Common Stocks (continued)
Issuer	Shares	Value ($)
Ring Energy, Inc.(a)	2,545,020	4,835,538
Talos Energy, Inc.(a)	534,770	7,048,269
Total		63,836,104
Total Energy		102,159,570
Financials 17.6%
Banks 10.0%
Bank of Marin Bancorp	158,650	2,278,214
BankUnited, Inc.	351,946	9,407,517
Banner Corp.	173,786	7,582,283
Capital Bancorp, Inc.	205,730	3,991,162
Central Pacific Financial Corp.	239,151	4,768,671
CNB Financial Corp.	10,703	203,357
Columbia Banking System, Inc.	531,300	9,993,753
Community Trust Bancorp, Inc.	94,353	3,963,770
Community West Bancshares	213,298	3,662,327
First Community Corp.	202,330	3,344,515
First Financial Corp.	100,720	3,667,215
Heritage Financial Corp.	261,560	4,640,074
HomeStreet, Inc.	344,801	4,223,812
HomeTrust Bancshares, Inc.	31,619	812,608
Northrim BanCorp, Inc.	141,126	6,745,823
Popular, Inc.	175,494	14,915,235
Provident Financial Holdings, Inc.	192,842	2,495,375
Riverview Bancorp, Inc.	500,451	1,866,682
Sierra Bancorp	207,497	4,112,591
Southern First Bancshares, Inc.(a)	167,714	4,330,376
Synovus Financial Corp.	298,620	10,687,610
Towne Bank	280,644	7,260,260
WaFd, Inc.	322,080	8,725,147
Western New England Bancorp, Inc.	582,376	3,517,551
Zions Bancorp	277,040	11,297,691
Total		138,493,619
Capital Markets 0.7%
StoneX Group, Inc.(a)	137,628	9,991,793
Consumer Finance 0.4%
PROG Holdings, Inc.	178,583	5,936,099
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Small Cap Value Fund I  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 3.9%
Alerus Financial Corp.	229,391	4,519,003
Cass Information Systems, Inc.	67,122	2,898,999
Essent Group Ltd.	344,870	18,267,764
EVERTEC, Inc.	155,740	5,844,922
International Money Express, Inc.(a)	194,790	3,940,602
NMI Holdings, Inc., Class A(a)	368,917	11,384,778
Payoneer Global, Inc.(a)	1,524,688	7,531,959
Total		54,388,027
Insurance 2.6%
Global Indemnity Group LLC	218,823	6,971,701
Greenlight Capital Re Ltd., Class A(a)	344,716	4,177,958
Horace Mann Educators Corp.	235,460	8,679,055
Mercury General Corp.	205,706	10,750,195
ProAssurance Corp.(a)	362,580	4,844,069
Total		35,422,978
Total Financials		244,232,516
Health Care 8.0%
Biotechnology 3.0%
Apellis Pharmaceuticals, Inc.(a)	236,865	10,467,064
Arrowhead Pharmaceuticals, Inc.(a)	170,209	3,850,128
BioCryst Pharmaceuticals, Inc.(a)	477,821	1,973,401
Celcuity, Inc.(a)	193,850	3,057,014
Insmed, Inc.(a)	347,750	8,596,380
Lexicon Pharmaceuticals, Inc.(a)	910,805	1,402,640
Olema Pharmaceuticals, Inc.(a)	177,840	1,808,633
SpringWorks Therapeutics, Inc.(a)	148,235	6,921,092
Travere Therapeutics, Inc.(a)	319,814	1,768,571
uniQure NV(a)	311,320	1,372,921
Total		41,217,844
Health Care Equipment & Supplies 1.2%
Inogen, Inc.(a)	485,937	3,304,372
LivaNova PLC(a)	208,303	11,612,892
Zimvie, Inc.(a)	143,625	2,183,100
Total		17,100,364
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 0.7%
Castle Biosciences, Inc.(a)	152,387	3,213,842
Enhabit, Inc.(a)	283,063	2,856,106
Fulgent Genetics, Inc.(a)	188,320	3,832,312
Total		9,902,260
Health Care Technology 1.1%
GoodRx Holdings, Inc., Class A(a)	989,070	7,022,397
Teladoc Health, Inc.(a)	563,600	7,185,900
TruBridge, Inc.(a)	195,728	1,546,251
Total		15,754,548
Life Sciences Tools & Services 0.2%
Codexis, Inc.(a)	785,495	2,285,790
Pharmaceuticals 1.8%
ANI Pharmaceuticals, Inc.(a)	97,244	6,418,104
Perrigo Co. PLC	233,909	7,639,468
Supernus Pharmaceuticals, Inc.(a)	169,925	5,114,742
Taro Pharmaceutical Industries Ltd.(a)	143,222	6,084,071
Total		25,256,385
Total Health Care		111,517,191
Industrials 15.8%
Aerospace & Defense 1.0%
Moog, Inc., Class A	87,895	13,981,458
Air Freight & Logistics 0.2%
Radiant Logistics, Inc.(a)	707,424	3,494,675
Building Products 1.6%
AZZ, Inc.	142,480	10,205,842
UFP Industries, Inc.	109,045	12,289,372
Total		22,495,214
Commercial Services & Supplies 1.0%
ACCO Brands Corp.	586,821	2,828,477
Healthcare Services Group, Inc.(a)	342,010	3,632,146
HNI Corp.	181,260	7,603,857
Total		14,064,480
Electrical Equipment 0.8%
GrafTech International Ltd.	2,226,830	3,830,148
Thermon(a)	212,480	6,784,486
Total		10,614,634
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I  | Annual Report 2024
11

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Ground Transportation 1.6%
Hertz Global Holdings, Inc.(a)	573,050	2,607,378
Marten Transport Ltd.	378,125	6,397,875
Schneider National, Inc., Class B	367,118	7,592,000
Werner Enterprises, Inc.	154,800	5,294,160
Total		21,891,413
Machinery 3.2%
Energy Recovery, Inc.(a)	237,506	3,538,839
Gorman-Rupp Co.	133,078	4,414,197
Greenbrier Companies, Inc. (The)	161,320	7,967,595
Hurco Companies, Inc.	192,657	3,487,092
John Bean Technologies Corp.	97,800	8,713,002
Manitex International, Inc.(a)	466,145	2,428,615
Markforged Holding Corp.(a)	2,176,187	1,329,433
Mueller Industries, Inc.	187,840	10,485,229
Stratasys Ltd.(a)	218,780	2,126,542
Total		44,490,544
Marine Transportation 2.0%
Costamare, Inc.	634,665	7,603,287
Kirby Corp.(a)	179,451	19,583,487
Total		27,186,774
Passenger Airlines 0.3%
Sun Country Airlines Holdings, Inc.(a)	304,568	4,053,800
Professional Services 3.0%
Alight, Inc., Class A(a)	1,605,866	14,484,911
IBEX Holdings Ltd.(a)	271,921	3,562,165
Korn/Ferry International	206,215	12,521,375
MAXIMUS, Inc.	78,640	6,313,219
TaskUS, Inc., Class A(a)	445,712	5,107,860
Total		41,989,530
Trading Companies & Distributors 1.1%
BlueLinx Holdings, Inc.(a)	41,877	4,592,650
H&E Equipment Services, Inc.	94,341	4,555,727
Karat Packaging, Inc.	208,068	5,638,643
Total		14,787,020
Total Industrials		219,049,542
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 9.7%
Communications Equipment 1.5%
Applied Optoelectronics, Inc.(a)	375,881	3,702,428
Infinera Corp.(a)	1,079,620	5,203,768
Lumentum Holdings, Inc.(a)	165,648	7,248,757
Netscout Systems, Inc.(a)	221,017	4,256,787
Total		20,411,740
Electronic Equipment, Instruments & Components 3.9%
Airgain, Inc.(a)	426,837	2,236,626
FARO Technologies, Inc.(a)	238,111	4,464,581
IPG Photonics Corp.(a)	84,030	7,056,839
Luna Innovations, Inc.(a)	969,780	1,997,747
Methode Electronics, Inc.	167,412	2,040,752
OSI Systems, Inc.(a)	55,610	7,309,379
Powerfleet, Inc.(a)	1,411,580	6,761,468
SmartRent, Inc.(a)	1,337,030	3,101,910
TTM Technologies, Inc.(a)	487,580	7,279,569
Vishay Precision Group, Inc.(a)	87,579	2,890,107
Vontier Corp.	215,630	8,761,047
Total		53,900,025
IT Services 0.7%
Kyndryl Holdings, Inc.(a)	501,399	9,857,504
Semiconductors & Semiconductor Equipment 2.0%
Aehr Test Systems(a)	226,071	2,708,331
Cohu, Inc.(a)	220,532	6,686,530
MagnaChip Semiconductor Corp.(a)	579,970	2,911,449
Navitas Semiconductor Corp.(a)	817,980	3,541,853
Synaptics, Inc.(a)	114,490	10,299,521
Valens Semiconductor Ltd.(a)	897,181	2,117,347
Total		28,265,031
Software 1.4%
Cerence, Inc.(a)	217,854	1,984,650
Clear Secure, Inc., Class A	321,613	5,618,579
Cognyte Software Ltd.(a)	459,014	3,130,476
Mitek Systems, Inc.(a)	282,001	3,561,673
Red Violet, Inc.(a)	200,280	3,360,698
Upland Software, Inc.(a)	789,565	1,705,460
Total		19,361,536
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Small Cap Value Fund I  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Technology Hardware, Storage & Peripherals 0.2%
Nano Dimension Ltd., ADR(a)	1,068,240	2,574,459
Total Information Technology		134,370,295
Materials 9.9%
Chemicals 1.9%
Arcadium Lithium PLC(a)	931,801	4,099,924
Aspen Aerogels, Inc.(a)	252,557	3,955,043
Chemours Co. LLC (The)	290,646	7,774,781
Tronox Holdings PLC, Class A	634,798	10,785,218
Total		26,614,966
Construction Materials 1.2%
Summit Materials, Inc., Class A(a)	428,868	16,682,965
Containers & Packaging 0.5%
Greif, Inc., Class A	110,039	6,743,190
Metals & Mining 5.8%
Ampco-Pittsburgh Corp.(a)	680,062	1,394,127
Capstone Copper Corp.(a)	1,482,961	10,265,949
Centerra Gold, Inc.	1,071,380	6,521,748
ERO Copper Corp.(a)	357,554	7,290,554
Ferroglobe PLC	986,845	5,180,936
Hudbay Minerals, Inc.	1,044,205	8,791,149
MAG Silver Corp.(a)	367,650	4,521,349
MP Materials Corp.(a)	495,349	7,925,584
Pan American Silver Corp.	952,941	17,572,232
Radius Recycling, Inc., Class A	44,400	773,448
Torex Gold Resources, Inc.(a)	393,142	5,540,228
Universal Stainless & Alloy Products, Inc.(a)	194,403	5,083,638
Total		80,860,942
Paper & Forest Products 0.5%
Clearwater Paper Corp.(a)	93,053	4,191,107
Glatfelter Corp.(a)	1,809,947	2,588,224
Total		6,779,331
Total Materials		137,681,394
Real Estate 5.7%
Diversified REITs 0.6%
American Assets Trust, Inc.	372,060	7,943,481
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care REITs 0.2%
Universal Health Realty Income Trust	84,930	3,060,028
Hotel & Resort REITs 1.4%
Park Hotels & Resorts, Inc.	623,200	10,052,216
RLJ Lodging Trust	809,241	8,901,651
Total		18,953,867
Office REITs 1.0%
Brandywine Realty Trust	999,040	4,535,641
Highwoods Properties, Inc.	368,310	9,649,722
Total		14,185,363
Retail REITs 0.8%
Macerich Co. (The)	807,630	11,112,989
Specialized REITs 1.7%
Outfront Media, Inc.	619,510	9,825,429
PotlatchDeltic Corp.	349,823	13,996,418
Total		23,821,847
Total Real Estate		79,077,575
Utilities 4.8%
Electric Utilities 1.6%
Northwestern Energy Group, Inc.	176,891	8,922,382
PNM Resources, Inc.	375,016	13,898,093
Total		22,820,475
Gas Utilities 2.4%
National Fuel Gas Co.	278,060	14,764,986
RGC Resources, Inc.	244,489	5,041,363
UGI Corp.	526,700	13,462,452
Total		33,268,801
Multi-Utilities 0.8%
Black Hills Corp.	193,063	10,599,159
Total Utilities		66,688,435
Total Common Stocks (Cost $1,112,401,090)		1,369,292,132

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I  | Annual Report 2024
13

Portfolio of Investments (continued)
April 30, 2024
Money Market Funds 0.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.485%(b),(c)	2,317,739	2,317,044
Total Money Market Funds (Cost $2,317,272)		2,317,044
Total Investments in Securities (Cost: $1,114,718,362)		1,371,609,176
Other Assets & Liabilities, Net		14,802,843
Net Assets		1,386,412,019
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.485%
	4,421,052	365,355,379	(367,459,044)	(343)	2,317,044	(10,634)	294,855	2,317,739
Gaia, Inc.†
	2,410,562	105,207	(1,222,796)	2,149,736	—	(816,642)	—	—
Total	6,831,614			2,149,393	2,317,044	(827,276)	294,855

†	Issuer was not an affiliate at the end of period.

(c)	The rate shown is the seven-day current annualized yield at April 30, 2024.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Small Cap Value Fund I  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	41,272,910	—	—	41,272,910
Consumer Discretionary	201,305,096	1,744,280	—	203,049,376
Consumer Staples	30,193,328	—	—	30,193,328
Energy	102,159,570	—	—	102,159,570
Financials	244,232,516	—	—	244,232,516
Health Care	111,517,191	—	—	111,517,191
Industrials	219,049,542	—	—	219,049,542
Information Technology	134,370,295	—	—	134,370,295
Materials	137,681,394	—	—	137,681,394
Real Estate	79,077,575	—	—	79,077,575
Utilities	66,688,435	—	—	66,688,435
Total Common Stocks	1,367,547,852	1,744,280	—	1,369,292,132
Money Market Funds	2,317,044	—	—	2,317,044
Total Investments in Securities	1,369,864,896	1,744,280	—	1,371,609,176
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I  | Annual Report 2024
15

Statement of Assets and Liabilities
April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,112,401,090)	$1,369,292,132
Affiliated issuers (cost $2,317,272)	2,317,044
Receivable for:
Investments sold	23,740,807
Capital shares sold	3,703,243
Dividends	735,234
Prepaid expenses	5,076
Deferred compensation of board members	382,175
Total assets	1,400,175,711
Liabilities
Due to custodian	1,201
Payable for:
Investments purchased	12,283,860
Capital shares redeemed	794,877
Management services fees	31,064
Distribution and/or service fees	2,090
Transfer agent fees	177,571
Compensation of board members	1,048
Other expenses	55,003
Deferred compensation of board members	416,978
Total liabilities	13,763,692
Net assets applicable to outstanding capital stock	$1,386,412,019
Represented by
Paid in capital	1,088,607,997
Total distributable earnings (loss)	297,804,022
Total - representing net assets applicable to outstanding capital stock	$1,386,412,019
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Small Cap Value Fund I  | Annual Report 2024

Statement of Assets and Liabilities (continued)
April 30, 2024
Class A
Net assets	$264,662,092
Shares outstanding	6,367,104
Net asset value per share	$41.57
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$44.11
Advisor Class
Net assets	$80,948,427
Shares outstanding	1,598,297
Net asset value per share	$50.65
Class C
Net assets	$7,965,036
Shares outstanding	371,669
Net asset value per share	$21.43
Institutional Class
Net assets	$662,416,000
Shares outstanding	13,629,302
Net asset value per share	$48.60
Institutional 2 Class
Net assets	$150,708,453
Shares outstanding	2,969,406
Net asset value per share	$50.75
Institutional 3 Class
Net assets	$217,677,116
Shares outstanding	4,437,316
Net asset value per share	$49.06
Class R
Net assets	$2,034,895
Shares outstanding	49,354
Net asset value per share	$41.23
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I  | Annual Report 2024
17

Statement of Operations
Year Ended April 30, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$20,843,762
Dividends — affiliated issuers	294,855
Foreign taxes withheld	(164,071)
Total income	20,974,546
Expenses:
Management services fees	10,224,310
Distribution and/or service fees
Class A	637,263
Class C	68,208
Class R	9,764
Transfer agent fees
Class A	379,340
Advisor Class	116,061
Class C	10,143
Institutional Class	831,351
Institutional 2 Class	81,485
Institutional 3 Class	14,105
Class R	2,907
Custodian fees	36,033
Printing and postage fees	153,978
Registration fees	181,053
Accounting services fees	30,993
Legal fees	26,434
Interest on interfund lending	21,179
Compensation of chief compliance officer	242
Compensation of board members	25,450
Deferred compensation of board members	11,880
Other	49,253
Total expenses	12,911,432
Expense reduction	(2,363)
Total net expenses	12,909,069
Net investment income	8,065,477
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	138,497,658
Investments — affiliated issuers	(827,276)
Foreign currency translations	(1,572)
Net realized gain	137,668,810
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	55,813,042
Investments — affiliated issuers	2,149,393
Foreign currency translations	658
Net change in unrealized appreciation (depreciation)	57,963,093
Net realized and unrealized gain	195,631,903
Net increase in net assets resulting from operations	$203,697,380
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Small Cap Value Fund I  | Annual Report 2024

Statement of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations
Net investment income	$8,065,477	$7,272,987
Net realized gain	137,668,810	11,652,483
Net change in unrealized appreciation (depreciation)	57,963,093	(18,479,763)
Net increase in net assets resulting from operations	203,697,380	445,707
Distributions to shareholders
Net investment income and net realized gains
Class A	(19,412,034)	(13,945,771)
Advisor Class	(4,872,784)	(2,764,530)
Class C	(850,474)	(633,272)
Institutional Class	(37,161,532)	(28,176,888)
Institutional 2 Class	(9,963,763)	(5,246,792)
Institutional 3 Class	(15,230,825)	(8,710,054)
Class R	(151,163)	(113,858)
Total distributions to shareholders	(87,642,575)	(59,591,165)
Increase in net assets from capital stock activity	35,756,321	147,585,905
Total increase in net assets	151,811,126	88,440,447
Net assets at beginning of year	1,234,600,893	1,146,160,446
Net assets at end of year	$1,386,412,019	$1,234,600,893
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I  | Annual Report 2024
19

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	April 30, 2024		April 30, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	714,259	29,248,170	583,191	22,595,872
Distributions reinvested	451,700	17,766,330	362,208	12,817,394
Shares redeemed	(936,098)	(38,128,779)	(934,811)	(35,949,994)
Net increase (decrease)	229,861	8,885,721	10,588	(536,728)
Advisor Class
Shares sold	990,725	49,160,207	674,898	32,214,091
Distributions reinvested	90,274	4,311,693	57,135	2,432,012
Shares redeemed	(912,911)	(44,958,200)	(509,459)	(23,528,750)
Net increase	168,088	8,513,700	222,574	11,117,353
Class C
Shares sold	132,340	2,869,204	67,987	1,473,734
Distributions reinvested	35,801	736,116	30,691	597,238
Shares redeemed	(83,371)	(1,811,367)	(118,478)	(2,541,729)
Net increase (decrease)	84,770	1,793,953	(19,800)	(470,757)
Institutional Class
Shares sold	5,490,728	263,701,828	8,205,125	353,422,764
Distributions reinvested	654,723	30,027,425	568,409	23,351,820
Shares redeemed	(6,438,794)	(295,020,058)	(6,316,981)	(281,131,997)
Net increase (decrease)	(293,343)	(1,290,805)	2,456,553	95,642,587
Institutional 2 Class
Shares sold	981,928	48,790,571	1,267,764	58,607,741
Distributions reinvested	208,218	9,962,777	122,865	5,246,792
Shares redeemed	(1,252,629)	(61,868,613)	(520,518)	(24,090,097)
Net increase (decrease)	(62,483)	(3,115,265)	870,111	39,764,436
Institutional 3 Class
Shares sold	1,584,197	75,376,383	863,431	39,079,011
Distributions reinvested	247,208	11,435,669	147,320	6,094,970
Shares redeemed	(1,365,674)	(65,982,091)	(953,022)	(42,957,800)
Net increase	465,731	20,829,961	57,729	2,216,181
Class R
Shares sold	11,953	485,635	4,862	184,687
Distributions reinvested	3,864	150,880	3,243	113,671
Shares redeemed	(12,281)	(497,459)	(11,560)	(445,525)
Net increase (decrease)	3,536	139,056	(3,455)	(147,167)
Total net increase	596,160	35,756,321	3,594,300	147,585,905
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Small Cap Value Fund I  | Annual Report 2024

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Columbia Small Cap Value Fund I  | Annual Report 2024
21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2024	$38.06	0.17	6.58	6.75	(0.24)	(3.00)	(3.24)
Year Ended 4/30/2023	$40.91	0.14	(0.69)	(0.55)	(0.13)	(2.17)	(2.30)
Year Ended 4/30/2022	$49.30	0.02	(2.46)	(2.44)	(0.07)	(5.88)	(5.95)
Year Ended 4/30/2021	$26.90	0.19	22.41	22.60	(0.17)	(0.03)	(0.20)
Year Ended 4/30/2020	$36.62	0.18	(8.59)	(8.41)	(0.17)	(1.14)	(1.31)
Advisor Class
Year Ended 4/30/2024	$45.73	0.33	7.94	8.27	(0.35)	(3.00)	(3.35)
Year Ended 4/30/2023	$48.60	0.28	(0.78)	(0.50)	(0.20)	(2.17)	(2.37)
Year Ended 4/30/2022	$57.47	0.15	(2.94)	(2.79)	(0.20)	(5.88)	(6.08)
Year Ended 4/30/2021	$31.32	0.37	26.06	26.43	(0.25)	(0.03)	(0.28)
Year Ended 4/30/2020	$42.37	0.30	(9.98)	(9.68)	(0.23)	(1.14)	(1.37)
Class C
Year Ended 4/30/2024	$20.98	(0.08)	3.53	3.45	—	(3.00)	(3.00)
Year Ended 4/30/2023	$23.70	(0.08)	(0.47)	(0.55)	—	(2.17)	(2.17)
Year Ended 4/30/2022	$31.15	(0.20)	(1.37)	(1.57)	—	(5.88)	(5.88)
Year Ended 4/30/2021	$17.06	(0.04)	14.16	14.12	—	(0.03)	(0.03)
Year Ended 4/30/2020	$23.72	(0.04)	(5.48)	(5.52)	—	(1.14)	(1.14)
Institutional Class
Year Ended 4/30/2024	$44.01	0.32	7.62	7.94	(0.35)	(3.00)	(3.35)
Year Ended 4/30/2023	$46.87	0.27	(0.76)	(0.49)	(0.20)	(2.17)	(2.37)
Year Ended 4/30/2022	$55.63	0.15	(2.82)	(2.67)	(0.21)	(5.88)	(6.09)
Year Ended 4/30/2021	$30.33	0.33	25.25	25.58	(0.25)	(0.03)	(0.28)
Year Ended 4/30/2020	$41.07	0.30	(9.67)	(9.37)	(0.23)	(1.14)	(1.37)
Institutional 2 Class
Year Ended 4/30/2024	$45.81	0.38	7.95	8.33	(0.39)	(3.00)	(3.39)
Year Ended 4/30/2023	$48.68	0.32	(0.79)	(0.47)	(0.23)	(2.17)	(2.40)
Year Ended 4/30/2022	$57.55	0.21	(2.94)	(2.73)	(0.26)	(5.88)	(6.14)
Year Ended 4/30/2021	$31.36	0.40	26.11	26.51	(0.29)	(0.03)	(0.32)
Year Ended 4/30/2020	$42.40	0.36	(10.00)	(9.64)	(0.26)	(1.14)	(1.40)
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Small Cap Value Fund I  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2024	$41.57	18.34%	1.25% (c)	1.25% (c),(d)	0.41%	79%	$264,662
Year Ended 4/30/2023	$38.06	(0.90% )	1.24% (c)	1.24% (c),(d)	0.36%	72%	$233,599
Year Ended 4/30/2022	$40.91	(5.94% )	1.26% (c)	1.26% (c),(d)	0.04%	58%	$250,665
Year Ended 4/30/2021	$49.30	84.29%	1.33% (c)	1.31% (c),(d)	0.53%	43%	$286,411
Year Ended 4/30/2020	$26.90	(23.69% )	1.37% (c),(e)	1.32% (c),(d),(e)	0.55%	60%	$152,006
Advisor Class
Year Ended 4/30/2024	$50.65	18.62%	1.00% (c)	1.00% (c),(d)	0.66%	79%	$80,948
Year Ended 4/30/2023	$45.73	(0.64% )	0.99% (c)	0.99% (c),(d)	0.61%	72%	$65,398
Year Ended 4/30/2022	$48.60	(5.71% )	1.01% (c)	1.01% (c),(d)	0.28%	58%	$58,696
Year Ended 4/30/2021	$57.47	84.74%	1.08% (c)	1.06% (c),(d)	0.87%	43%	$54,621
Year Ended 4/30/2020	$31.32	(23.49% )	1.12% (c),(e)	1.07% (c),(d),(e)	0.79%	60%	$19,077
Class C
Year Ended 4/30/2024	$21.43	17.41%	2.01% (c)	2.00% (c),(d)	(0.34% )	79%	$7,965
Year Ended 4/30/2023	$20.98	(1.62% )	1.99% (c)	1.99% (c),(d)	(0.39% )	72%	$6,018
Year Ended 4/30/2022	$23.70	(6.66% )	2.01% (c)	2.01% (c),(d)	(0.71% )	58%	$7,269
Year Ended 4/30/2021	$31.15	82.90%	2.08% (c)	2.05% (c),(d)	(0.19% )	43%	$8,516
Year Ended 4/30/2020	$17.06	(24.24% )	2.12% (c),(e)	2.07% (c),(d),(e)	(0.20% )	60%	$3,178
Institutional Class
Year Ended 4/30/2024	$48.60	18.60%	1.00% (c)	1.00% (c),(d)	0.66%	79%	$662,416
Year Ended 4/30/2023	$44.01	(0.64% )	0.99% (c)	0.99% (c),(d)	0.60%	72%	$612,677
Year Ended 4/30/2022	$46.87	(5.70% )	1.01% (c)	1.01% (c),(d)	0.30%	58%	$537,447
Year Ended 4/30/2021	$55.63	84.72%	1.07% (c)	1.05% (c),(d)	0.77%	43%	$440,126
Year Ended 4/30/2020	$30.33	(23.48% )	1.12% (c),(e)	1.07% (c),(d),(e)	0.79%	60%	$106,186
Institutional 2 Class
Year Ended 4/30/2024	$50.75	18.74%	0.91% (c)	0.91% (c)	0.76%	79%	$150,708
Year Ended 4/30/2023	$45.81	(0.59% )	0.90% (c)	0.90% (c)	0.68%	72%	$138,905
Year Ended 4/30/2022	$48.68	(5.60% )	0.91% (c)	0.91% (c)	0.39%	58%	$105,229
Year Ended 4/30/2021	$57.55	84.97%	0.95% (c)	0.93% (c)	0.93%	43%	$116,249
Year Ended 4/30/2020	$31.36	(23.39% )	0.98% (c),(e)	0.94% (c),(e)	0.96%	60%	$52,825
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I  | Annual Report 2024
23

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2024	$44.38	0.38	7.72	8.10	(0.42)	(3.00)	(3.42)
Year Ended 4/30/2023	$47.23	0.33	(0.77)	(0.44)	(0.24)	(2.17)	(2.41)
Year Ended 4/30/2022	$56.01	0.23	(2.84)	(2.61)	(0.29)	(5.88)	(6.17)
Year Ended 4/30/2021	$30.53	0.39	25.43	25.82	(0.31)	(0.03)	(0.34)
Year Ended 4/30/2020	$41.30	0.37	(9.72)	(9.35)	(0.28)	(1.14)	(1.42)
Class R
Year Ended 4/30/2024	$37.79	0.07	6.52	6.59	(0.15)	(3.00)	(3.15)
Year Ended 4/30/2023	$40.66	0.04	(0.68)	(0.64)	(0.06)	(2.17)	(2.23)
Year Ended 4/30/2022	$49.08	(0.09)	(2.45)	(2.54)	—	(5.88)	(5.88)
Year Ended 4/30/2021	$26.79	0.11	22.30	22.41	(0.09)	(0.03)	(0.12)
Year Ended 4/30/2020	$36.50	0.10	(8.56)	(8.46)	(0.11)	(1.14)	(1.25)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Columbia Small Cap Value Fund I  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2024	$49.06	18.81%	0.86% (c)	0.86% (c)	0.80%	79%	$217,677
Year Ended 4/30/2023	$44.38	(0.53% )	0.85% (c)	0.85% (c)	0.74%	72%	$176,273
Year Ended 4/30/2022	$47.23	(5.55% )	0.86% (c)	0.86% (c)	0.44%	58%	$184,850
Year Ended 4/30/2021	$56.01	85.03%	0.90% (c)	0.88% (c)	0.96%	43%	$178,586
Year Ended 4/30/2020	$30.53	(23.34% )	0.93% (c),(e)	0.89% (c),(e)	1.01%	60%	$96,875
Class R
Year Ended 4/30/2024	$41.23	18.01%	1.50% (c)	1.50% (c),(d)	0.16%	79%	$2,035
Year Ended 4/30/2023	$37.79	(1.14% )	1.49% (c)	1.49% (c),(d)	0.11%	72%	$1,731
Year Ended 4/30/2022	$40.66	(6.17% )	1.51% (c)	1.51% (c),(d)	(0.20% )	58%	$2,003
Year Ended 4/30/2021	$49.08	83.85%	1.58% (c)	1.56% (c),(d)	0.30%	43%	$2,521
Year Ended 4/30/2020	$26.79	(23.87% )	1.62% (c),(e)	1.57% (c),(d),(e)	0.31%	60%	$1,487
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small Cap Value Fund I  | Annual Report 2024
25

Notes to Financial Statements
April 30, 2024
Note 1. Organization
Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
26
Columbia Small Cap Value Fund I  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Small Cap Value Fund I  | Annual Report 2024
27

Notes to Financial Statements (continued)
April 30, 2024
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
28
Columbia Small Cap Value Fund I  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.85% to 0.73% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2024 was 0.81% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended April 30, 2024, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
418,069	—	—
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Small Cap Value Fund I  | Annual Report 2024
29

Notes to Financial Statements (continued)
April 30, 2024
For the year ended April 30, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2024, these minimum account balance fees reduced total expenses of the Fund by $2,363.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% and 0.50% of the average daily net assets attributable to Class C and Class R shares of the Fund, respectively.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	103,276
Class C	—	1.00 (b)	221

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
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Columbia Small Cap Value Fund I  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2024
Class A	1.27%
Advisor Class	1.02
Class C	2.02
Institutional Class	1.02
Institutional 2 Class	0.93
Institutional 3 Class	0.88
Class R	1.52
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, investments in partnerships and/or grantor trusts, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions, passive foreign investment company (pfic) holdings, earnings and profits distributed to shareholders on the redemption of shares and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(126,470)	(8,449,530)	8,576,000
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Small Cap Value Fund I  | Annual Report 2024
31

Notes to Financial Statements (continued)
April 30, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2024			Year Ended April 30, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
8,929,299	78,713,276	87,642,575	5,775,857	53,815,308	59,591,165
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
278,344	54,704,261	(5,821,305)	249,059,700
At April 30, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,122,549,476	315,196,085	(66,136,385)	249,059,700
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(5,821,305)	—	(5,821,305)	599,961
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $987,970,605 and $1,036,928,245, respectively, for the year ended April 30, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
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Columbia Small Cap Value Fund I  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	2,389,091	5.82	55
Interest expense incurred by the Fund is recorded as Interest on interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2024.
Note 9. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Small Cap Value Fund I  | Annual Report 2024
33

Notes to Financial Statements (continued)
April 30, 2024
such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At April 30, 2024, one unaffiliated shareholders of record owned 28.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could
34
Columbia Small Cap Value Fund I  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Small Cap Value Fund I  | Annual Report 2024
35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Small Cap Value Fund I
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Small Cap Value Fund I (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36
Columbia Small Cap Value Fund I  | Annual Report 2024

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	100.00%	$131,006,933
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Columbia Small Cap Value Fund I  | Annual Report 2024
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

38
Columbia Small Cap Value Fund I  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Small Cap Value Fund I  | Annual Report 2024
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
40
Columbia Small Cap Value Fund I  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Small Cap Value Fund I  | Annual Report 2024
41

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

42
Columbia Small Cap Value Fund I  | Annual Report 2024

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2023, through December 31, 2023, including:
•
the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•
there were no material changes to the Program during the period;
•
the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•
the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia Small Cap Value Fund I  | Annual Report 2024
43

Columbia Small Cap Value Fund I
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN287_04_P01_(06/24)

Columbia U.S. Treasury Index Fund
Annual Report
April 30, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia U.S. Treasury Index Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia U.S. Treasury Index Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return that corresponds to the total return of the FTSE USBIG Treasury Index, before fees and expenses.

Portfolio management
Alan Erickson, CFA
Portfolio Manager
Managed Fund since 2017

Average annual total returns (%) (for the period ended April 30, 2024)
	Inception	1 Year	5 Years	10 Years
Class A	11/25/02	-3.01	-0.79	0.40
Institutional Class	06/04/91	-2.96	-0.65	0.56
Institutional 2 Class	11/08/12	-2.97	-0.64	0.55
Institutional 3 Class*	03/01/17	-2.92	-0.64	0.56
FTSE USBIG Treasury Index		-2.75	-0.48	0.74
The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE USBIG Treasury Index tracks the performance of US Dollar-denominated bonds issued in the US investment-grade bond market. The index includes fixed-rate U.S. Treasury bonds with USD 5 billion public amount outstanding and greater than one year to maturity. The index excludes U.S. Federal Reserve purchases, inflation-indexed securities and STRIPS.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2014 — April 30, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia U.S. Treasury Index Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at April 30, 2024)
Money Market Funds	0.5
U.S. Treasury Obligations	99.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at April 30, 2024)
AA rating	100.0
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2024, approximately 83.66% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2024, Class A shares of Columbia U.S. Treasury Index Fund returned -3.01%. The Fund’s benchmark, the FTSE USBIG Treasury Index, returned -2.75% for the same time period. Mutual funds, unlike unmanaged indices, incur operating expenses.
Market overview
During the annual period, the U.S. Treasury market was driven by expectations around U.S. Federal Reserve (Fed) monetary policy and by a U.S. economy that proved resilient against the highest overnight federal funds target rate in 17 years. (The overnight rate is the interest rate at which a bank lends or borrows funds from another bank in the overnight market. It is the interest rate the Fed sets to target monetary policy.) As inflation moved lower in 2023 from elevated levels in 2022, the U.S. Treasury market began to anticipate a lower overnight rate in early 2024. Confirmation of this view came from numerous Fed policymakers, with their statements driving a significant U.S. Treasury yield rally at the end of 2023. The 10-year U.S. Treasury yield ended 2023 at 3.88% after hitting 5% in late October.
In the first four months of 2024, however, inflation rose again, albeit modestly, and overall economic growth remained stronger than consensus expected. In turn, at the end of the annual period, the U.S. Treasury market was pricing for an initial Fed interest rate cut likely pushed out to the fourth quarter of 2024. The 10-year U.S. Treasury yield ended April 2024 at 4.68%, the highest seen since the third quarter of 2023. For the annual period overall, the U.S. Treasury yield curve (as measured by the difference between the two-year yield and the 10-year yield) remained inverted but fluctuated widely, with a differential of approximately 100 basis points in mid-2023 and ending the annual period with a differential of 35 basis points. (An inverted yield curve is one wherein the yields on shorter-term maturities are higher than the yields on longer-term maturities. A basis point is 1/100th of a percentage point.)
The Fund’s notable detractors during the period
•
The Fund attempts to match the return of its benchmark, the unmanaged FTSE USBIG Treasury Index. The negative return for the benchmark was driven by longer maturity U.S. Treasuries, which underperformed shorter maturity U.S. Treasuries during the annual period.
•
Securities with maturities of longer than five years posted a total return of -7.70% during the annual period.
The Fund’s notable contributors during the period
•
The front end, or shorter-term maturities, of the U.S. Treasury yield curve posted positive returns during the annual period, as the shorter duration, or interest rate sensitivity, of these issues mitigated the negative price pressure and the benchmark was able to capture the higher yields as the market priced higher.
•
U.S. Treasury securities with maturities of less than five years posted a positive return of 1.10% for the annual period overall.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The U.S. government may be unable or unwilling to honor its financial obligations. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. The Fund’s net value will generally decline when the performance of its targeted index declines. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective
Columbia U.S. Treasury Index Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2023 — April 30, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,033.20	1,023.27	1.62	1.61	0.32
Institutional Class	1,000.00	1,000.00	1,034.00	1,024.02	0.86	0.86	0.17
Institutional 2 Class	1,000.00	1,000.00	1,034.00	1,024.02	0.86	0.86	0.17
Institutional 3 Class	1,000.00	1,000.00	1,033.90	1,024.02	0.86	0.86	0.17
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
7

Portfolio of Investments
April 30, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

U.S. Treasury Obligations 98.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
05/15/2025	2.125%	5,903,000	5,718,070
05/15/2025	2.750%	4,352,000	4,242,690
05/31/2025	0.250%	4,380,000	4,151,419
05/31/2025	2.875%	2,362,000	2,303,319
05/31/2025	4.250%	3,977,000	3,934,900
06/15/2025	2.875%	5,192,000	5,058,549
06/30/2025	0.250%	3,717,000	3,509,951
06/30/2025	2.750%	2,373,000	2,307,094
06/30/2025	4.625%	3,643,000	3,618,097
07/15/2025	3.000%	4,646,000	4,527,309
07/31/2025	0.250%	5,390,000	5,069,548
07/31/2025	2.875%	2,599,000	2,525,903
07/31/2025	4.750%	4,892,000	4,865,820
08/15/2025	2.000%	6,371,000	6,119,893
08/15/2025	3.125%	4,667,000	4,547,955
08/31/2025	0.250%	3,863,000	3,619,299
08/31/2025	2.750%	2,414,000	2,338,468
08/31/2025	5.000%	4,604,000	4,591,950
09/15/2025	3.500%	4,686,000	4,581,480
09/30/2025	0.250%	5,226,000	4,877,736
09/30/2025	3.000%	2,420,000	2,348,251
09/30/2025	5.000%	5,051,000	5,038,175
10/15/2025	4.250%	4,515,000	4,457,152
10/31/2025	0.250%	6,091,000	5,663,440
10/31/2025	3.000%	3,471,000	3,363,616
10/31/2025	5.000%	6,045,000	6,030,596
11/15/2025	2.250%	6,604,000	6,321,266
11/15/2025	4.500%	3,964,000	3,925,444
11/30/2025	0.375%	4,636,000	4,303,150
11/30/2025	2.875%	3,042,000	2,937,907
11/30/2025	4.875%	5,581,000	5,557,673
12/15/2025	4.000%	5,229,000	5,136,267
12/31/2025	0.375%	5,876,000	5,434,611
12/31/2025	2.625%	2,738,000	2,629,443
12/31/2025	4.250%	5,308,000	5,233,771
01/15/2026	3.875%	4,463,000	4,373,043
01/31/2026	0.375%	5,670,000	5,223,930
01/31/2026	2.625%	2,446,000	2,344,911
01/31/2026	4.250%	5,251,000	5,177,158
02/15/2026	1.625%	5,549,000	5,221,479
02/15/2026	4.000%	4,164,000	4,086,738
02/15/2026	6.000%	485,000	492,370
02/28/2026	0.500%	6,649,000	6,120,976
02/28/2026	2.500%	3,002,000	2,867,027
02/28/2026	4.625%	8,870,000	8,801,396
03/15/2026	4.625%	4,555,000	4,518,880
03/31/2026	0.750%	5,353,000	4,937,097
03/31/2026	2.250%	2,475,000	2,349,896
04/15/2026	3.750%	4,239,000	4,137,330
04/30/2026	0.750%	5,550,000	5,101,881
04/30/2026	2.375%	2,036,000	1,933,882
05/15/2026	1.625%	4,562,000	4,263,332
05/15/2026	3.625%	4,372,000	4,253,819
05/31/2026	0.750%	6,266,000	5,740,733
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/31/2026	2.125%	2,186,000	2,062,013
06/15/2026	4.125%	3,692,000	3,625,948
06/30/2026	0.875%	4,848,000	4,441,980
06/30/2026	1.875%	2,504,000	2,345,152
07/15/2026	4.500%	4,201,000	4,156,364
07/31/2026	0.625%	5,615,000	5,098,683
07/31/2026	1.875%	2,172,000	2,029,463
08/15/2026	1.500%	4,527,000	4,187,121
08/15/2026	4.375%	4,258,000	4,201,781
08/31/2026	0.750%	5,997,000	5,443,683
08/31/2026	1.375%	2,513,000	2,315,494
09/15/2026	4.625%	3,649,000	3,620,492
09/30/2026	0.875%	5,942,000	5,396,543
09/30/2026	1.625%	1,209,000	1,118,325
10/15/2026	4.625%	4,534,000	4,499,641
10/31/2026	1.125%	5,699,000	5,190,988
10/31/2026	1.625%	2,647,000	2,442,478
11/15/2026	2.000%	4,040,000	3,759,094
11/15/2026	4.625%	3,335,000	3,309,987
11/30/2026	1.250%	6,730,000	6,134,816
11/30/2026	1.625%	2,088,000	1,922,265
12/15/2026	4.375%	5,182,000	5,112,367
12/31/2026	1.250%	6,122,000	5,568,150
12/31/2026	1.750%	2,601,000	2,397,390
01/15/2027	4.000%	5,457,000	5,332,086
01/31/2027	1.500%	7,713,000	7,044,138
02/15/2027	2.250%	4,400,000	4,099,219
02/15/2027	4.125%	2,054,000	2,012,920
02/28/2027	1.125%	1,558,000	1,404,513
02/28/2027	1.875%	5,444,000	5,013,584
03/15/2027	4.250%	1,675,000	1,646,865
03/31/2027	0.625%	2,295,000	2,033,227
03/31/2027	2.500%	5,662,000	5,300,605
04/30/2027	0.500%	2,502,000	2,199,805
04/30/2027	2.750%	3,771,000	3,549,748
05/15/2027	2.375%	6,142,000	5,713,020
05/31/2027	0.500%	3,520,000	3,084,400
05/31/2027	2.625%	5,278,000	4,942,352
06/30/2027	0.500%	4,342,000	3,793,483
06/30/2027	3.250%	4,978,000	4,746,212
07/31/2027	0.375%	5,003,000	4,335,803
07/31/2027	2.750%	5,098,000	4,778,578
08/15/2027	2.250%	4,827,000	4,448,759
08/31/2027	0.500%	4,015,000	3,483,640
08/31/2027	3.125%	4,979,000	4,717,992
09/30/2027	0.375%	5,260,000	4,528,531
09/30/2027	4.125%	4,610,000	4,507,716
10/31/2027	0.500%	5,033,000	4,337,424
10/31/2027	4.125%	4,494,000	4,391,130
11/15/2027	2.250%	5,016,000	4,599,045
11/30/2027	0.625%	5,564,000	4,802,862
11/30/2027	3.875%	4,990,000	4,834,452
12/31/2027	0.625%	5,807,000	4,995,835
12/31/2027	3.875%	4,757,000	4,607,229
01/31/2028	0.750%	6,226,000	5,366,034
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/31/2028	3.500%	4,885,000	4,665,938
02/15/2028	2.750%	6,549,000	6,084,430
02/29/2028	1.125%	6,631,000	5,785,547
02/29/2028	4.000%	4,869,000	4,732,440
03/31/2028	1.250%	5,742,000	5,021,110
03/31/2028	3.625%	4,310,000	4,130,866
04/30/2028	1.250%	6,287,000	5,483,443
04/30/2028	3.500%	4,946,000	4,715,702
05/15/2028	2.875%	7,070,000	6,578,414
05/31/2028	1.250%	6,384,000	5,555,576
05/31/2028	3.625%	4,621,000	4,424,607
06/30/2028	1.250%	6,196,000	5,377,934
06/30/2028	4.000%	4,182,000	4,060,461
07/31/2028	1.000%	6,671,000	5,712,565
07/31/2028	4.125%	4,418,000	4,308,931
08/15/2028	2.875%	7,127,000	6,606,395
08/31/2028	1.125%	6,718,000	5,770,132
08/31/2028	4.375%	5,205,000	5,125,705
09/30/2028	1.250%	6,111,000	5,264,531
09/30/2028	4.625%	5,001,000	4,972,869
10/31/2028	1.375%	5,439,000	4,701,761
10/31/2028	4.875%	4,487,000	4,508,033
11/15/2028	3.125%	5,729,000	5,350,349
11/15/2028	5.250%	993,000	1,011,153
11/30/2028	1.500%	5,839,000	5,065,789
11/30/2028	4.375%	5,630,000	5,545,110
12/31/2028	1.375%	5,621,000	4,835,817
12/31/2028	3.750%	3,652,000	3,501,640
01/31/2029	1.750%	4,713,000	4,117,984
01/31/2029	4.000%	10,160,000	9,845,675
02/15/2029	2.625%	5,474,000	4,981,768
02/15/2029	5.250%	277,000	281,999
02/28/2029	1.875%	5,419,000	4,755,172
02/28/2029	4.250%	4,156,000	4,071,906
03/31/2029	2.375%	4,510,000	4,046,316
04/30/2029	2.875%	4,516,000	4,145,194
05/15/2029	2.375%	4,854,000	4,346,605
05/31/2029	2.750%	4,423,000	4,030,804
06/30/2029	3.250%	4,126,000	3,847,495
07/31/2029	2.625%	3,938,000	3,556,814
08/15/2029	1.625%	4,893,000	4,196,894
08/31/2029	3.125%	3,601,000	3,331,488
09/30/2029	3.875%	3,557,000	3,413,331
10/31/2029	4.000%	3,648,000	3,520,605
11/15/2029	1.750%	3,419,000	2,939,272
11/30/2029	3.875%	3,759,000	3,603,648
12/31/2029	3.875%	3,715,000	3,559,144
01/31/2030	3.500%	3,643,000	3,420,151
02/15/2030	1.500%	6,136,000	5,145,611
02/28/2030	4.000%	3,649,000	3,515,583
03/31/2030	3.625%	3,552,000	3,353,310
04/30/2030	3.500%	3,531,000	3,308,381
05/15/2030	0.625%	8,230,000	6,478,553
05/15/2030	6.250%	687,000	740,135
05/31/2030	3.750%	3,529,000	3,349,242
06/30/2030	3.750%	3,427,000	3,250,563
07/31/2030	4.000%	4,057,000	3,900,425
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2030	0.625%	10,661,000	8,312,248
08/31/2030	4.125%	3,871,000	3,746,100
09/30/2030	4.625%	3,760,000	3,741,494
10/31/2030	4.875%	4,165,000	4,201,444
11/15/2030	0.875%	11,533,000	9,082,237
11/30/2030	4.375%	4,073,000	3,995,358
12/31/2030	3.750%	4,058,000	3,837,346
01/31/2031	4.000%	4,237,000	4,064,872
02/15/2031	1.125%	10,641,000	8,476,222
02/15/2031	5.375%	466,000	484,786
02/28/2031	4.250%	1,923,000	1,872,521
05/15/2031	1.625%	10,583,000	8,659,870
08/15/2031	1.250%	11,700,000	9,239,344
11/15/2031	1.375%	11,425,000	9,036,461
02/15/2032	1.875%	11,265,000	9,207,377
05/15/2032	2.875%	10,346,000	9,089,931
08/15/2032	2.750%	10,691,000	9,271,102
11/15/2032	4.125%	10,739,000	10,311,118
02/15/2033	3.500%	9,974,000	9,123,093
05/15/2033	3.375%	10,025,000	9,060,094
08/15/2033	3.875%	11,842,000	11,118,528
11/15/2033	4.500%	12,153,000	11,976,402
02/15/2034	4.000%	9,162,000	8,676,700
02/15/2036	4.500%	1,045,000	1,039,612
05/15/2037	5.000%	666,000	689,726
02/15/2038	4.375%	575,000	557,391
05/15/2038	4.500%	622,000	609,463
02/15/2039	3.500%	721,000	627,608
05/15/2039	4.250%	1,208,000	1,142,693
08/15/2039	4.500%	1,278,000	1,241,657
11/15/2039	4.375%	1,490,000	1,424,114
02/15/2040	4.625%	1,475,000	1,448,727
05/15/2040	1.125%	4,267,000	2,510,863
05/15/2040	4.375%	1,292,000	1,230,630
08/15/2040	1.125%	4,620,000	2,691,872
08/15/2040	3.875%	1,302,000	1,163,663
11/15/2040	1.375%	5,569,000	3,373,596
11/15/2040	4.250%	1,289,000	1,204,208
02/15/2041	1.875%	6,993,000	4,594,620
02/15/2041	4.750%	1,479,000	1,466,521
05/15/2041	2.250%	5,883,000	4,098,796
05/15/2041	4.375%	1,334,000	1,261,672
08/15/2041	1.750%	6,926,000	4,395,846
08/15/2041	3.750%	1,217,000	1,059,170
11/15/2041	2.000%	5,777,000	3,815,528
11/15/2041	3.125%	1,514,000	1,200,791
02/15/2042	2.375%	5,295,000	3,713,119
02/15/2042	3.125%	1,487,000	1,175,195
05/15/2042	3.000%	1,389,000	1,073,003
05/15/2042	3.250%	4,005,000	3,216,516
08/15/2042	2.750%	1,659,000	1,227,660
08/15/2042	3.375%	4,004,000	3,266,388
11/15/2042	2.750%	2,482,000	1,829,699
11/15/2042	4.000%	4,159,000	3,706,059
02/15/2043	3.125%	1,981,000	1,546,728
02/15/2043	3.875%	3,541,000	3,093,949
05/15/2043	2.875%	3,096,000	2,316,679
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
April 30, 2024
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/15/2043	3.875%	3,531,000	3,079,694
08/15/2043	3.625%	2,239,000	1,877,611
08/15/2043	4.375%	4,405,000	4,114,545
11/15/2043	3.750%	2,268,000	1,934,179
11/15/2043	4.750%	4,608,000	4,520,880
02/15/2044	3.625%	2,524,000	2,110,695
02/15/2044	4.500%	1,674,000	1,589,254
05/15/2044	3.375%	2,891,000	2,323,641
08/15/2044	3.125%	2,674,000	2,059,816
11/15/2044	3.000%	2,664,000	2,005,076
02/15/2045	2.500%	2,748,000	1,885,386
05/15/2045	3.000%	1,584,000	1,186,268
08/15/2045	2.875%	2,361,000	1,725,743
11/15/2045	3.000%	1,425,000	1,063,184
02/15/2046	2.500%	2,471,000	1,675,261
05/15/2046	2.500%	2,741,000	1,852,745
08/15/2046	2.250%	2,708,000	1,733,543
11/15/2046	2.875%	1,611,000	1,164,451
02/15/2047	3.000%	2,933,000	2,164,462
05/15/2047	3.000%	2,267,000	1,669,787
08/15/2047	2.750%	3,307,000	2,316,967
11/15/2047	2.750%	3,329,000	2,328,219
02/15/2048	3.000%	3,729,000	2,732,658
05/15/2048	3.125%	4,052,000	3,035,834
08/15/2048	3.000%	4,436,000	3,241,052
11/15/2048	3.375%	4,553,000	3,564,145
02/15/2049	3.000%	4,643,000	3,385,763
05/15/2049	2.875%	4,679,000	3,325,014
08/15/2049	2.250%	4,351,000	2,700,339
11/15/2049	2.375%	4,081,000	2,602,275
02/15/2050	2.000%	5,202,000	3,026,914
05/15/2050	1.250%	6,241,000	2,947,897
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
08/15/2050	1.375%	6,838,000	3,336,730
11/15/2050	1.625%	6,668,000	3,485,072
02/15/2051	1.875%	7,449,000	4,159,801
05/15/2051	2.375%	7,541,000	4,757,900
08/15/2051	2.000%	7,701,000	4,422,059
11/15/2051	1.875%	7,187,000	3,986,539
02/15/2052	2.250%	6,605,000	4,028,018
05/15/2052	2.875%	6,093,000	4,287,949
08/15/2052	3.000%	5,834,000	4,212,330
11/15/2052	4.000%	5,839,000	5,117,336
02/15/2053	3.625%	5,710,000	4,665,248
05/15/2053	3.625%	5,792,000	4,734,055
08/15/2053	4.125%	6,312,000	5,651,212
11/15/2053	4.750%	7,806,000	7,764,531
02/15/2054	4.250%	2,586,000	2,368,210
Total U.S. Treasury Obligations (Cost $1,187,774,944)			1,085,337,529

Money Market Funds 0.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.485%(a),(b)	5,678,460	5,676,757
Total Money Market Funds (Cost $5,676,666)		5,676,757
Total Investments in Securities (Cost: $1,193,451,610)		1,091,014,286
Other Assets & Liabilities, Net		7,568,344
Net Assets		1,098,582,630
Notes to Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at April 30, 2024.
(b)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.485%
	3,627,916	95,435,026	(93,386,059)	(126)	5,676,757	1,157	273,016	5,678,460
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
U.S. Treasury Obligations	—	1,085,337,529	—	1,085,337,529
Money Market Funds	5,676,757	—	—	5,676,757
Total Investments in Securities	5,676,757	1,085,337,529	—	1,091,014,286
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
11

Statement of Assets and Liabilities
April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,187,774,944)	$1,085,337,529
Affiliated issuers (cost $5,676,666)	5,676,757
Receivable for:
Investments sold	17,110,619
Capital shares sold	3,146,055
Dividends	18,620
Interest	9,039,143
Expense reimbursement due from Investment Manager	6,942
Deferred compensation of board members	146,682
Total assets	1,120,482,347
Liabilities
Payable for:
Investments purchased	18,580,113
Capital shares redeemed	132,950
Distributions to shareholders	2,989,987
Management services fees	12,013
Distribution and/or service fees	272
Compensation of board members	999
Deferred compensation of board members	183,383
Total liabilities	21,899,717
Net assets applicable to outstanding capital stock	$1,098,582,630
Represented by
Paid in capital	1,311,908,994
Total distributable earnings (loss)	(213,326,364)
Total - representing net assets applicable to outstanding capital stock	$1,098,582,630
Class A
Net assets	$66,276,510
Shares outstanding	6,890,048
Net asset value per share	$9.62
Institutional Class
Net assets	$388,593,995
Shares outstanding	40,379,709
Net asset value per share	$9.62
Institutional 2 Class
Net assets	$20,647,811
Shares outstanding	2,150,468
Net asset value per share	$9.60
Institutional 3 Class
Net assets	$623,064,314
Shares outstanding	64,384,601
Net asset value per share	$9.68
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Statement of Operations
Year Ended April 30, 2024

Net investment income
Income:
Dividends — affiliated issuers	$273,016
Interest	34,855,108
Total income	35,128,124
Expenses:
Management services fees	4,509,179
Distribution and/or service fees
Class A	98,670
Class C	5,608
Compensation of board members	23,950
Deferred compensation of board members	11,986
Total expenses	4,649,393
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(2,632,271)
Expense reduction	(600)
Total net expenses	2,016,522
Net investment income	33,111,602
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(45,426,323)
Investments — affiliated issuers	1,157
Net realized loss	(45,425,166)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,755,534)
Investments — affiliated issuers	(126)
Net change in unrealized appreciation (depreciation)	(22,755,660)
Net realized and unrealized loss	(68,180,826)
Net decrease in net assets resulting from operations	$(35,069,224)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
13

Statement of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations
Net investment income	$33,111,602	$22,280,845
Net realized loss	(45,425,166)	(60,258,787)
Net change in unrealized appreciation (depreciation)	(22,755,660)	23,292,480
Net decrease in net assets resulting from operations	(35,069,224)	(14,685,462)
Distributions to shareholders
Net investment income and net realized gains
Class A	(1,828,072)	(1,129,848)
Class C	(14,574)	(17,057)
Institutional Class	(13,831,286)	(9,181,389)
Institutional 2 Class	(629,670)	(432,012)
Institutional 3 Class	(16,635,496)	(11,631,519)
Total distributions to shareholders	(32,939,098)	(22,391,825)
Decrease in net assets from capital stock activity	(26,528,511)	(62,638,706)
Total decrease in net assets	(94,536,833)	(99,715,993)
Net assets at beginning of year	1,193,119,463	1,292,835,456
Net assets at end of year	$1,098,582,630	$1,193,119,463
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	April 30, 2024		April 30, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	2,318,206	22,800,306	4,981,834	51,719,018
Distributions reinvested	68,525	673,035	37,842	383,115
Shares redeemed	(2,216,109)	(21,801,842)	(1,675,602)	(17,122,290)
Net increase	170,622	1,671,499	3,344,074	34,979,843
Class C
Shares sold	8,387	84,164	4,772	48,327
Distributions reinvested	1,413	13,911	1,682	17,057
Shares redeemed	(96,780)	(941,850)	(160,991)	(1,623,685)
Net decrease	(86,980)	(843,775)	(154,537)	(1,558,301)
Institutional Class
Shares sold	14,141,642	139,133,788	12,613,230	126,812,970
Distributions reinvested	1,372,645	13,487,188	880,119	8,914,230
Shares redeemed	(24,007,129)	(236,679,396)	(6,904,405)	(70,132,989)
Net increase (decrease)	(8,492,842)	(84,058,420)	6,588,944	65,594,211
Institutional 2 Class
Shares sold	1,102,329	10,785,841	1,917,292	19,249,047
Distributions reinvested	40,104	393,746	21,859	220,532
Shares redeemed	(1,771,872)	(17,414,490)	(3,325,044)	(34,809,795)
Net decrease	(629,439)	(6,234,903)	(1,385,893)	(15,340,216)
Institutional 3 Class
Shares sold	29,782,671	295,698,975	32,582,117	333,437,917
Distributions reinvested	1,676,962	16,572,744	1,137,179	11,596,979
Shares redeemed	(25,180,927)	(249,334,631)	(48,027,100)	(491,349,139)
Net increase (decrease)	6,278,706	62,937,088	(14,307,804)	(146,314,243)
Total net decrease	(2,759,933)	(26,528,511)	(5,915,216)	(62,638,706)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2024	$10.20	0.28	(0.58)	(0.30)	(0.28)	—	(0.28)
Year Ended 4/30/2023	$10.52	0.19	(0.33)	(0.14)	(0.18)	—	(0.18)
Year Ended 4/30/2022	$11.52	0.12	(0.98)	(0.86)	(0.12)	(0.02)	(0.14)
Year Ended 4/30/2021	$12.30	0.14	(0.71)	(0.57)	(0.14)	(0.07)	(0.21)
Year Ended 4/30/2020	$11.00	0.21	1.30	1.51	(0.21)	—	(0.21)
Institutional Class
Year Ended 4/30/2024	$10.21	0.29	(0.59)	(0.30)	(0.29)	—	(0.29)
Year Ended 4/30/2023	$10.52	0.20	(0.31)	(0.11)	(0.20)	—	(0.20)
Year Ended 4/30/2022	$11.53	0.14	(0.99)	(0.85)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.30	0.16	(0.70)	(0.54)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$11.01	0.23	1.29	1.52	(0.23)	—	(0.23)
Institutional 2 Class
Year Ended 4/30/2024	$10.19	0.29	(0.59)	(0.30)	(0.29)	—	(0.29)
Year Ended 4/30/2023	$10.50	0.20	(0.31)	(0.11)	(0.20)	—	(0.20)
Year Ended 4/30/2022	$11.50	0.13	(0.97)	(0.84)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.27	0.16	(0.70)	(0.54)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$10.98	0.23	1.29	1.52	(0.23)	—	(0.23)
Institutional 3 Class
Year Ended 4/30/2024	$10.27	0.29	(0.59)	(0.30)	(0.29)	—	(0.29)
Year Ended 4/30/2023	$10.58	0.20	(0.31)	(0.11)	(0.20)	—	(0.20)
Year Ended 4/30/2022	$11.59	0.14	(0.99)	(0.85)	(0.14)	(0.02)	(0.16)
Year Ended 4/30/2021	$12.37	0.16	(0.71)	(0.55)	(0.16)	(0.07)	(0.23)
Year Ended 4/30/2020	$11.07	0.23	1.30	1.53	(0.23)	—	(0.23)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)
Ratios include the impact of voluntary waivers paid by the Investment Manager. For the periods indicated below, if the Investment Manager had not paid these voluntary waivers, the Fund’s net expense ratio would increase by:

	4/30/2021	4/30/2020
Class A	0.03%	0.10%
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2024	$9.62	(3.01% )	0.55%	0.32% (c)	2.80%	53%	$66,277
Year Ended 4/30/2023	$10.20	(1.26% )	0.56%	0.32% (c)	1.86%	56%	$68,565
Year Ended 4/30/2022	$10.52	(7.54% )	0.59%	0.32% (c)	1.03%	31%	$35,499
Year Ended 4/30/2021	$11.52	(4.66% )	0.65%	0.32% (c),(d)	1.20%	40%	$48,338
Year Ended 4/30/2020	$12.30	13.88%	0.65%	0.33% (c),(d)	1.83%	54%	$51,890
Institutional Class
Year Ended 4/30/2024	$9.62	(2.96% )	0.40%	0.17% (c)	2.94%	53%	$388,594
Year Ended 4/30/2023	$10.21	(1.02% )	0.40%	0.17% (c)	1.98%	56%	$498,884
Year Ended 4/30/2022	$10.52	(7.48% )	0.40%	0.17% (c)	1.18%	31%	$444,883
Year Ended 4/30/2021	$11.53	(4.44% )	0.40%	0.17% (c)	1.35%	40%	$537,273
Year Ended 4/30/2020	$12.30	13.95%	0.40%	0.18% (c)	1.98%	54%	$581,931
Institutional 2 Class
Year Ended 4/30/2024	$9.60	(2.97% )	0.40%	0.17%	2.92%	53%	$20,648
Year Ended 4/30/2023	$10.19	(1.02% )	0.40%	0.17%	1.94%	56%	$28,314
Year Ended 4/30/2022	$10.50	(7.42% )	0.40%	0.17%	1.18%	31%	$43,738
Year Ended 4/30/2021	$11.50	(4.45% )	0.40%	0.17%	1.35%	40%	$53,191
Year Ended 4/30/2020	$12.27	13.98%	0.40%	0.18%	1.98%	54%	$51,284
Institutional 3 Class
Year Ended 4/30/2024	$9.68	(2.92% )	0.40%	0.17%	2.96%	53%	$623,064
Year Ended 4/30/2023	$10.27	(1.00% )	0.40%	0.17%	1.94%	56%	$596,470
Year Ended 4/30/2022	$10.58	(7.44% )	0.40%	0.17%	1.19%	31%	$766,175
Year Ended 4/30/2021	$11.59	(4.49% )	0.40%	0.17%	1.33%	40%	$592,772
Year Ended 4/30/2020	$12.37	13.97%	0.40%	0.18%	2.00%	54%	$415,616
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
17

Notes to Financial Statements
April 30, 2024
Note 1. Organization
Columbia U.S. Treasury Index Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Fund’s Board of Trustees approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund. Effective on February 12, 2024, Class C shares of the Fund were closed to new and existing investors and effective on April 15, 2024, shares held by Class C shareholders were converted into Class A shares in a tax-free transaction.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
18
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
19

Notes to Financial Statements (continued)
April 30, 2024
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.40% of the Fund’s daily net assets.
The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Board of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution and/or shareholder servicing and any extraordinary non-recurring expenses that may arise, including litigation fees.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets. The expenses of the Chief Compliance Officer allocated to the Fund are payable by the Investment Manager.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent.
The transfer agency fees are payable by the Investment Manager. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund. The Transfer Agent also receives compensation from the Investment Manager for various shareholder services and reimbursements for certain out-of-pocket expenses.
20
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2024, these minimum account balance fees reduced total expenses of the Fund by $600.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.15% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.65% of the average daily net assets attributable to Class C shares of the Fund. As a result of Class C shares of the Fund being converted into Class A shares, April 15, 2024 was the last day the Fund paid a distribution and service fee for Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class C	—	1.00 (a)	6

(a)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2024
Class A	0.32%
Institutional Class	0.17
Institutional 2 Class	0.17
Institutional 3 Class	0.17
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia U.S. Treasury Index Fund  | Annual Report 2024
21

Notes to Financial Statements (continued)
April 30, 2024
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The Fund did not have any permanent differences; therefore, no reclassifications were made.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2024			Year Ended April 30, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
32,939,098	—	32,939,098	22,391,825	—	22,391,825
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
2,820,709	—	(96,281,103)	(116,692,600)
At April 30, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,207,706,886	31,199	(116,723,799)	(116,692,600)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(10,960,870)	(85,320,233)	(96,281,103)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
22
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $583,346,341 and $617,050,498, respectively, for the year ended April 30, 2024, of which $583,346,341 and $617,050,498, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended April 30, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2024.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
23

Notes to Financial Statements (continued)
April 30, 2024
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Passive investment risk
The Fund is not “actively” managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the Investment Manager to be representative of the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued. The decision of whether to remove a security from the tracking index is made by an independent index provider who is not affiliated with the Fund or the Investment Manager.
24
Columbia U.S. Treasury Index Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Shareholder concentration risk
At April 30, 2024, affiliated shareholders of record owned 87.1% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted below, there were no items requiring adjustment of the financial statements or additional disclosure.
Following the period end, shareholders of the Fund redeemed $282,652,964, which represented approximately 25.7% of the Fund’s net assets as of April 30, 2024.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia U.S. Treasury Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia U.S. Treasury Index Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26
Columbia U.S. Treasury Index Fund  | Annual Report 2024

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Columbia U.S. Treasury Index Fund  | Annual Report 2024
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

28
Columbia U.S. Treasury Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia U.S. Treasury Index Fund  | Annual Report 2024
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
30
Columbia U.S. Treasury Index Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia U.S. Treasury Index Fund  | Annual Report 2024
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

32
Columbia U.S. Treasury Index Fund  | Annual Report 2024

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2023, through December 31, 2023, including:
•
the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•
there were no material changes to the Program during the period;
•
the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•
the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Columbia U.S. Treasury Index Fund  | Annual Report 2024
33

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia U.S. Treasury Index Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN237_04_P01_(06/24)

Columbia Corporate Income Fund
Annual Report
April 30, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Corporate Income Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Corporate Income Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting primarily of current income and secondarily of capital appreciation.

Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2011
Royce Wilson, CFA
Portfolio Manager
Managed Fund since 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since February 2022

Average annual total returns (%) (for the period ended April 30, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	1.72	1.36	2.05
	Including sales charges		-3.10	0.37	1.55
	Advisor Class	11/08/12	2.08	1.61	2.30
	Institutional Class	03/05/86	1.97	1.61	2.30
	Institutional 2 Class	11/08/12	2.10	1.71	2.41
	Institutional 3 Class	11/08/12	2.26	1.77	2.47
	Blended Benchmark		2.14	1.30	2.54
	Bloomberg U.S. Corporate Bond Index		1.00	0.89	2.23
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Blended Benchmark is a weighted custom benchmark, established by the Investment Manager, consisting of an 85% weighting in the Bloomberg U.S. Corporate Bond Index and a 15% weighting in the ICE Bank of America (ICE BofA) U.S. Cash Pay High Yield Constrained Index, which tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Effective July 1, 2022, the ICE BofA U.S. Cash Pay High Yield Constrained Index now includes transaction costs.
The Bloomberg U.S. Corporate Bond Index measures the investment-grade, fixed-rate, taxable, corporate bond market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes, other expenses of investing or, for ICE BofA U.S. Cash Pay High Yield Constrained Index for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Columbia Corporate Income Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2014 — April 30, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Corporate Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at April 30, 2024)
Common Stocks	0.0 (a)
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	95.3
Foreign Government Obligations	0.1
Money Market Funds	1.7
Senior Loans	0.2
U.S. Treasury Obligations	2.7
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at April 30, 2024)
AA rating	9.5
A rating	30.8
BBB rating	46.0
BB rating	6.7
B rating	5.2
CCC rating	1.7
CC rating	0.0 (a)
Not rated	0.1
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia Corporate Income Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
At April 30, 2024, approximately 38.06% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended April 30, 2024, Class A shares of Columbia Corporate Income Fund returned 1.72% excluding sales charges. During the same time period, the Fund’s Blended Benchmark returned 2.14% and the Bloomberg U.S. Corporate Bond Index returned 1.00%.
Market Overview
For the 12 months ended April 30, 2024, returns for the broader bond market were constrained as U.S. Treasury yields finished the period notably higher. However, returns for corporate bonds, especially below-investment-grade high-yield issues, were supported by firm credit sentiment given a resilient economic backdrop.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation coming in at 3.0%. With the economic and employment backdrop remaining strong despite the past policy tightening by the U.S. Federal Reserve (Fed), the central bank implemented additional 25 basis point increases at its May and July 2023 meetings, leaving the target range for Fed funds at 5.25% to 5.50%. (A basis point is 1/100 of a percent.) The Fed held rates steady at its last three meetings of 2023, citing the improving inflation outlook.
Entering 2024, with inflation seemingly headed towards the Fed’s 2% target, investors were anticipating as many as six or seven rate cuts in 2024, beginning as soon as March 2024. However, these hopes were dampened as U.S. economic and employment data remained robust, largely dispelling any lingering recession concerns. In addition, the pace of progress in taming inflation remained highly incremental. Against this backdrop, the consensus outlook shifted by the end of the first quarter to encompass three Fed rate cuts before year end, with the first expected to occur in June 2024. Inflation data for March 2024 reported in April actually reflected an uptick, leading investors to further push back expectations for the first rate cut to the fall. As of April 30, 2024, the yield on the 10-year U.S. Treasury note closed at 4.69% versus 3.44% 12 months earlier.
The Fund’s notable detractors during the period
•
The Fund’s more conservative positioning with respect to overall credit risk weighed on performance relative to the Blended Benchmark. Most notably, the Fund was underweight the below-investment-grade high-yield issues that led performance by a wide margin for the period.
•
The Fund’s overall industry allocation detracted, principally due to overweights to both aerospace & defense and electric utilities.
The Fund’s notable contributors during the period
•
Positive contributions to the Fund’s performance relative to the Blended Benchmark over the 12-month period were highlighted by security selection. Individual bond positions that proved most beneficial included overweights to a healthcare company, a home improvement retailer and a food & beverage company.
•
While the Fund’s overall industry allocation detracted, overweight exposure to life insurance companies and banks aided relative return.
•
The Fund’s stance with respect to duration (and corresponding interest rate sensitivity) and positioning along the yield curve added slightly to performance. Duration and yield curve positioning are generally not a meaningful source of relative performance for the Fund as the management team seeks to maintain portfolio duration within a fairly narrow band around that of the benchmark.
Columbia Corporate Income Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Derivative usage
The Fund employed derivatives during the past 12 months in order to maintain portfolio duration in keeping with the benchmark. On a stand-alone basis, the use of these derivatives had a positive impact on Fund performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Corporate Income Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2023 — April 30, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,075.40	1,020.64	4.39	4.27	0.85
Advisor Class	1,000.00	1,000.00	1,076.80	1,021.88	3.10	3.02	0.60
Institutional Class	1,000.00	1,000.00	1,076.80	1,021.88	3.10	3.02	0.60
Institutional 2 Class	1,000.00	1,000.00	1,077.50	1,022.53	2.43	2.36	0.47
Institutional 3 Class	1,000.00	1,000.00	1,077.70	1,022.77	2.17	2.11	0.42
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Corporate Income Fund  | Annual Report 2024
7

Portfolio of Investments
April 30, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Financial Services 0.0%
Mr. Cooper Group, Inc.(a)	1,782	137,571
Total Financials		137,571
Total Common Stocks (Cost $1,077,470)		137,571

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	471,000	287,309
Total Convertible Bonds (Cost $456,948)			287,309

Corporate Bonds & Notes 94.3%

Aerospace & Defense 6.1%
BAE Systems Holdings, Inc.(b)
10/07/2024	3.800%	3,635,000	3,601,642
BAE Systems PLC(b)
03/26/2029	5.125%	2,015,000	1,978,519
02/15/2031	1.900%	29,890,000	23,747,615
Boeing Co. (The)
08/01/2059	3.950%	15,172,000	9,489,223
05/01/2060	5.930%	1,330,000	1,162,539
Boeing Co. (The)(b),(c)
05/01/2064	7.008%	1,724,000	1,725,335
Bombardier, Inc.(b)
04/15/2027	7.875%	144,000	143,417
07/01/2031	7.250%	147,000	147,416
L3Harris Technologies, Inc.
07/31/2033	5.400%	4,690,000	4,567,853
06/01/2034	5.350%	7,660,000	7,406,201
Lockheed Martin Corp.
08/15/2034	4.800%	16,000,000	15,318,227
Moog, Inc.(b)
12/15/2027	4.250%	139,000	129,940
Northrop Grumman Corp.
06/01/2054	5.200%	11,825,000	10,870,129
Raytheon Technologies Corp.
03/15/2032	2.375%	19,696,000	15,750,592
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Spirit AeroSystems, Inc.(b)
11/30/2029	9.375%	325,000	351,827
11/15/2030	9.750%	389,000	430,381
TransDigm, Inc.(b)
08/15/2028	6.750%	567,000	569,348
03/01/2029	6.375%	1,180,000	1,172,572
03/01/2032	6.625%	1,205,000	1,204,101
Total			99,766,877
Airlines 0.3%
Air Canada(b)
08/15/2026	3.875%	520,000	493,506
American Airlines, Inc.(b)
05/15/2029	8.500%	200,000	208,311
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(b)
04/20/2026	5.500%	1,548,138	1,530,812
04/20/2029	5.750%	179,155	173,026
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(b)
01/20/2026	5.750%	949,003	891,248
United Airlines, Inc.(b)
04/15/2026	4.375%	219,000	210,763
04/15/2029	4.625%	245,000	225,934
United Airlines, Inc. Pass-Through Trust
10/15/2027	5.875%	909,081	903,561
Total			4,637,161
Automotive 0.4%
American Axle & Manufacturing, Inc.
03/15/2026	6.250%	142,000	140,759
Clarios Global LP(b)
05/15/2025	6.750%	80,000	80,086
Ford Motor Credit Co. LLC
09/08/2024	3.664%	1,168,000	1,157,973
06/16/2025	5.125%	256,000	253,243
08/04/2025	4.134%	828,000	807,775
11/13/2025	3.375%	610,000	585,747
General Motors Co.
04/01/2048	5.400%	2,835,000	2,476,059
KAR Auction Services, Inc.(b)
06/01/2025	5.125%	110,000	108,363
Panther BF Aggregator 2 LP/Finance Co., Inc.(b)
05/15/2026	6.250%	60,000	59,939
05/15/2027	8.500%	703,000	703,893
ZF North America Capital, Inc.(b)
04/14/2030	7.125%	314,000	321,168
04/23/2032	6.875%	413,000	417,448
Total			7,112,453
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Corporate Income Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 15.0%
Ally Financial, Inc.
05/21/2024	3.875%	171,000	170,792
Bank of America Corp.(d)
10/24/2031	1.922%	34,690,000	27,573,350
10/20/2032	2.572%	11,161,000	9,004,836
02/04/2033	2.972%	11,010,000	9,076,657
Subordinated
09/21/2036	2.482%	4,644,000	3,631,134
Citigroup, Inc.(d)
06/03/2031	2.572%	12,483,000	10,436,799
01/25/2033	3.057%	12,863,000	10,652,870
Goldman Sachs Group, Inc. (The)(d)
07/21/2032	2.383%	27,628,000	22,087,816
10/21/2032	2.650%	6,082,000	4,923,175
HSBC Holdings PLC(d)
05/24/2032	2.804%	11,340,000	9,253,198
11/22/2032	2.871%	5,409,000	4,382,225
JPMorgan Chase & Co.(d)
04/22/2032	2.580%	12,828,000	10,556,641
11/08/2032	2.545%	26,490,000	21,450,531
04/22/2035	5.766%	18,475,000	18,509,805
Morgan Stanley(d)
07/21/2032	2.239%	17,509,000	13,914,446
10/20/2032	2.511%	6,031,000	4,850,605
04/19/2035	5.831%	10,876,000	10,881,724
Subordinated
09/16/2036	2.484%	11,454,000	8,844,367
PNC Financial Services Group, Inc. (The)(d)
01/22/2035	5.676%	3,451,000	3,381,608
US Bancorp(d)
06/12/2034	5.836%	4,671,000	4,613,151
01/23/2035	5.678%	3,735,000	3,649,411
Washington Mutual Bank(e),(f),(g)
Subordinated
01/15/2015	0.000%	6,350,000	9,525
Wells Fargo & Co.(d)
10/30/2030	2.879%	4,553,000	3,952,324
07/25/2034	5.557%	28,962,000	28,216,350
Total			244,023,340
Brokerage/Asset Managers/Exchanges 0.1%
AG Issuer LLC(b)
03/01/2028	6.250%	350,000	338,782
AG TTMT Escrow Issuer LLC(b)
09/30/2027	8.625%	448,000	461,443
Aretec Escrow Issuer 2, Inc.(b)
08/15/2030	10.000%	541,000	587,761
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aretec Escrow Issuer, Inc.(b)
04/01/2029	7.500%	242,000	228,188
Hightower Holding LLC(b)
04/15/2029	6.750%	455,000	427,141
Total			2,043,315
Building Materials 0.3%
American Builders & Contractors Supply Co., Inc.(b)
01/15/2028	4.000%	455,000	418,823
Beacon Roofing Supply, Inc.(b)
11/15/2026	4.500%	550,000	527,879
08/01/2030	6.500%	292,000	291,548
Interface, Inc.(b)
12/01/2028	5.500%	210,000	197,718
James Hardie International Finance DAC(b)
01/15/2028	5.000%	572,000	549,565
SRS Distribution, Inc.(b)
07/01/2028	4.625%	792,000	789,214
07/01/2029	6.125%	439,000	446,223
12/01/2029	6.000%	488,000	494,398
Summit Materials LLC /Finance Corp.(b)
01/15/2031	7.250%	472,000	484,822
Summit Materials LLC/Finance Corp.(b)
01/15/2029	5.250%	78,000	74,970
White Cap Buyer LLC(b)
10/15/2028	6.875%	567,000	547,759
Total			4,822,919
Cable and Satellite 2.8%
CCO Holdings LLC/Capital Corp.(b)
05/01/2027	5.125%	163,000	152,863
03/01/2030	4.750%	1,424,000	1,184,225
02/01/2031	4.250%	1,353,000	1,062,084
02/01/2032	4.750%	531,000	416,984
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	942,000	721,648
CCO Holdings LLC/Holdings Capital Corp.(b)
01/15/2034	4.250%	500,000	362,432
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	19,808,000	15,169,079
12/01/2061	4.400%	981,000	607,336
06/30/2062	3.950%	6,920,000	3,934,730
Comcast Corp.
10/15/2030	4.250%	12,340,000	11,586,138
CSC Holdings LLC(b)
02/01/2028	5.375%	750,000	577,167
01/31/2029	11.750%	258,000	230,378
01/15/2030	5.750%	664,000	290,550
12/01/2030	4.125%	399,000	254,501
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
9

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2031	3.375%	504,000	311,898
DISH Network Corp.(b)
11/15/2027	11.750%	996,000	1,004,501
NBCUniversal Media LLC
01/15/2043	4.450%	1,810,000	1,519,786
Sirius XM Radio, Inc.(b)
09/01/2026	3.125%	1,933,000	1,802,917
07/15/2028	4.000%	641,000	571,066
07/01/2030	4.125%	461,000	391,850
Videotron Ltd.(b)
06/15/2029	3.625%	255,000	226,688
Virgin Media Finance PLC(b)
07/15/2030	5.000%	677,000	554,264
Virgin Media Secured Finance PLC(b)
05/15/2029	5.500%	168,000	152,841
VZ Secured Financing BV(b)
01/15/2032	5.000%	990,000	835,523
Ziggo Bond Co. BV(b)
02/28/2030	5.125%	509,000	422,801
Ziggo Bond Finance BV(b)
01/15/2027	6.000%	501,000	492,604
Ziggo BV(b)
01/15/2030	4.875%	652,000	571,306
Total			45,408,160
Chemicals 0.7%
Avient Corp.(b)
08/01/2030	7.125%	237,000	240,031
Axalta Coating Systems LLC(b)
02/15/2029	3.375%	650,000	571,959
Axalta Coating Systems LLC/Dutch Holding B BV(b)
06/15/2027	4.750%	265,000	254,042
Cheever Escrow Issuer LLC(b)
10/01/2027	7.125%	554,000	560,732
Element Solutions, Inc.(b)
09/01/2028	3.875%	533,000	480,292
HB Fuller Co.
10/15/2028	4.250%	818,000	755,337
Herens Holdco Sarl(b)
05/15/2028	4.750%	714,000	621,077
Illuminate Buyer LLC/Holdings IV, Inc.(b)
07/01/2028	9.000%	355,000	347,136
INEOS Finance PLC(b)
04/15/2029	7.500%	757,000	762,063
INEOS Quattro Finance 2 PLC(b)
03/15/2029	9.625%	537,000	567,114
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ingevity Corp.(b)
11/01/2028	3.875%	366,000	326,074
Innophos Holdings, Inc.(b)
02/15/2028	9.375%	401,000	346,539
Iris Holdings, Inc.(b),(h)
02/15/2026	8.750%	245,000	207,241
Olympus Water US Holding Corp.(b)
10/01/2028	4.250%	432,000	389,220
11/15/2028	9.750%	956,000	1,015,277
10/01/2029	6.250%	393,000	353,232
SPCM SA(b)
03/15/2027	3.125%	46,000	42,357
WR Grace Holdings LLC(b)
06/15/2027	4.875%	3,063,000	2,908,974
08/15/2029	5.625%	675,000	605,309
03/01/2031	7.375%	149,000	151,066
Total			11,505,072
Construction Machinery 0.1%
H&E Equipment Services, Inc.(b)
12/15/2028	3.875%	895,000	792,035
Ritchie Bros Holdings, Inc.(b)
03/15/2028	6.750%	125,000	126,269
03/15/2031	7.750%	292,000	302,921
United Rentals North America, Inc.
05/15/2027	5.500%	49,000	48,321
02/15/2031	3.875%	181,000	158,737
01/15/2032	3.750%	211,000	180,257
Total			1,608,540
Consumer Cyclical Services 0.2%
APX Group, Inc.(b)
07/15/2029	5.750%	68,000	63,160
Arches Buyer, Inc.(b)
06/01/2028	4.250%	600,000	514,666
12/01/2028	6.125%	612,000	502,991
Match Group Holdings II LLC(b)
10/01/2031	3.625%	590,000	487,126
Match Group, Inc.(b)
06/01/2028	4.625%	174,000	161,022
Uber Technologies, Inc.(b)
01/15/2028	6.250%	257,000	256,546
08/15/2029	4.500%	1,635,000	1,527,840
Total			3,513,351
Consumer Products 0.2%
Acushnet Co.(b)
10/15/2028	7.375%	114,000	117,025
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Corporate Income Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CD&R Smokey Buyer, Inc.(b)
07/15/2025	6.750%	1,089,000	1,083,761
Newell Brands, Inc.
06/01/2025	4.875%	92,000	90,545
09/15/2027	6.375%	169,000	165,830
Prestige Brands, Inc.(b)
01/15/2028	5.125%	509,000	488,803
04/01/2031	3.750%	237,000	201,665
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	150,000	126,506
02/01/2032	4.375%	237,000	199,418
Spectrum Brands, Inc.(b)
10/01/2029	5.000%	492,000	479,664
07/15/2030	5.500%	184,000	178,439
Total			3,131,656
Diversified Manufacturing 1.9%
Carrier Global Corp.
02/15/2030	2.722%	27,543,000	23,782,888
Chart Industries, Inc.(b)
01/01/2030	7.500%	282,000	288,610
Emerald Debt Merger Sub LLC(b)
12/15/2030	6.625%	1,548,000	1,537,068
Esab Corp.(b)
04/15/2029	6.250%	266,000	265,092
Gates Global LLC/Co.(b)
01/15/2026	6.250%	807,000	807,163
Madison IAQ LLC(b)
06/30/2028	4.125%	383,000	355,226
06/30/2029	5.875%	538,000	499,560
Resideo Funding, Inc.(b)
09/01/2029	4.000%	422,000	369,838
Vertical US Newco, Inc.(b)
07/15/2027	5.250%	644,000	615,952
WESCO Distribution, Inc.(b)
06/15/2025	7.125%	302,000	302,272
06/15/2028	7.250%	603,000	613,279
03/15/2029	6.375%	496,000	493,194
03/15/2032	6.625%	638,000	634,843
Total			30,564,985
Electric 13.6%
AEP Texas, Inc.
06/01/2033	5.400%	4,773,000	4,596,634
01/15/2050	3.450%	14,242,000	9,295,388
05/15/2051	3.450%	781,000	500,425
AES Corp. (The)
01/15/2031	2.450%	3,865,000	3,110,485
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
American Transmission Systems, Inc.(b)
01/15/2032	2.650%	6,334,000	5,113,024
CenterPoint Energy, Inc.
09/01/2024	2.500%	3,517,000	3,475,642
08/10/2026	5.250%	16,125,000	16,007,840
Clearway Energy Operating LLC(b)
03/15/2028	4.750%	1,218,000	1,148,513
02/15/2031	3.750%	1,052,000	889,497
01/15/2032	3.750%	215,000	178,121
Commonwealth Edison Co.
03/01/2030	2.200%	2,237,000	1,877,858
Dominion Energy, Inc.
08/15/2052	4.850%	3,710,000	3,110,064
DTE Energy Co.
03/01/2029	5.100%	21,455,000	20,957,708
06/15/2029	3.400%	2,351,000	2,112,843
Duke Energy Carolinas LLC
01/15/2054	5.400%	12,250,000	11,515,474
Duke Energy Corp.
08/15/2052	5.000%	1,652,000	1,406,699
Duke Energy Florida LLC
11/15/2053	6.200%	3,497,000	3,644,045
Duke Energy Indiana LLC
04/01/2050	2.750%	4,029,000	2,366,473
04/01/2053	5.400%	9,860,000	9,121,839
Edison International
11/15/2028	5.250%	8,457,000	8,285,943
Emera US Finance LP
06/15/2046	4.750%	4,597,000	3,589,546
Eversource Energy
10/01/2024	2.900%	5,000,000	4,936,163
08/15/2030	1.650%	23,726,000	18,609,305
Exelon Corp.
03/15/2034	5.450%	2,929,000	2,848,291
03/15/2053	5.600%	7,260,000	6,885,187
FirstEnergy Corp.
03/01/2050	3.400%	2,000,000	1,283,602
Georgia Power Co.
05/17/2033	4.950%	9,346,000	8,899,073
Jersey Central Power & Light Co.(b)
03/01/2032	2.750%	1,783,000	1,446,748
Leeward Renewable Energy Operations LLC(b)
07/01/2029	4.250%	130,000	107,585
NextEra Energy Capital Holdings, Inc.
03/15/2054	5.550%	4,730,000	4,418,827
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
11

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NextEra Energy Operating Partners LP(b)
10/15/2026	3.875%	145,000	135,689
09/15/2027	4.500%	928,000	864,789
01/15/2029	7.250%	417,000	422,786
NRG Energy, Inc.
01/15/2028	5.750%	7,000	6,883
NRG Energy, Inc.(b)
06/15/2029	5.250%	1,228,000	1,162,668
Pacific Gas and Electric Co.
07/01/2050	4.950%	12,925,000	10,519,534
PG&E Corp.
07/01/2030	5.250%	398,000	372,892
San Diego Gas & Electric Co.
08/15/2028	4.950%	6,360,000	6,270,526
Southern California Edison Co.
06/01/2034	5.200%	8,186,000	7,818,983
TerraForm Power Operating LLC(b)
01/15/2030	4.750%	980,000	874,562
Virginia Electric and Power Co.
01/15/2034	5.000%	7,866,000	7,484,161
Vistra Operations Co. LLC(b)
09/01/2026	5.500%	159,000	155,158
02/15/2027	5.625%	408,000	396,928
07/31/2027	5.000%	252,000	239,825
05/01/2029	4.375%	310,000	282,601
10/15/2031	7.750%	749,000	770,029
04/15/2032	6.875%	325,000	323,523
WEC Energy Group, Inc.
09/12/2026	5.600%	5,730,000	5,736,839
10/15/2030	1.800%	12,256,000	9,790,645
Xcel Energy, Inc.
11/15/2031	2.350%	7,311,000	5,756,922
Total			221,124,785
Environmental 0.6%
Clean Harbors, Inc.(b)
02/01/2031	6.375%	90,000	89,138
GFL Environmental, Inc.(b)
06/01/2025	4.250%	95,000	93,724
08/01/2025	3.750%	7,660,000	7,455,533
12/15/2026	5.125%	364,000	355,542
08/01/2028	4.000%	320,000	290,468
06/15/2029	4.750%	509,000	469,667
01/15/2031	6.750%	649,000	654,666
Waste Pro USA, Inc.(b)
02/15/2026	5.500%	941,000	920,496
Total			10,329,234
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Finance Companies 0.4%
GGAM Finance Ltd.(b)
02/15/2027	8.000%	555,000	569,957
04/15/2029	6.875%	391,000	391,330
Navient Corp.
10/25/2024	5.875%	111,000	110,608
06/15/2026	6.750%	475,000	473,978
03/15/2031	11.500%	411,000	449,413
OneMain Finance Corp.
01/15/2029	9.000%	621,000	652,429
03/15/2030	7.875%	499,000	509,258
09/15/2030	4.000%	153,000	128,797
Provident Funding Associates LP/Finance Corp.(b)
06/15/2025	6.375%	325,000	312,956
Quicken Loans LLC/Co-Issuer, Inc.(b)
03/01/2029	3.625%	321,000	282,938
Rocket Mortgage LLC/Co-Issuer, Inc.(b)
10/15/2033	4.000%	2,090,000	1,706,111
Springleaf Finance Corp.
11/15/2029	5.375%	33,000	30,511
United Wholesale Mortgage LLC(b)
06/15/2027	5.750%	107,000	102,756
04/15/2029	5.500%	30,000	27,890
Total			5,748,932
Food and Beverage 6.4%
Bacardi Ltd./Bacardi-Martini BV(b)
06/15/2033	5.400%	27,730,000	26,625,926
Campbell Soup Co.
03/21/2034	5.400%	14,732,000	14,348,951
Chobani LLC/Finance Corp., Inc.(b)
07/01/2029	7.625%	183,000	185,276
Constellation Brands, Inc.
05/01/2033	4.900%	9,970,000	9,406,582
Darling Ingredients, Inc.(b)
06/15/2030	6.000%	552,000	536,936
Diageo Capital PLC
10/05/2033	5.625%	6,885,000	7,009,531
FAGE International SA/USA Dairy Industry, Inc.(b)
08/15/2026	5.625%	1,159,000	1,142,672
Kraft Heinz Foods Co.
06/01/2026	3.000%	12,937,000	12,343,607
Mars, Inc.(b)
04/20/2033	4.750%	11,219,000	10,717,801
Mondelez International, Inc.
03/17/2027	2.625%	7,780,000	7,225,275
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Corporate Income Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pepsico Singapore Financing I Pte Ltd.
02/16/2027	4.650%	10,131,000	9,972,041
Post Holdings, Inc.(b)
04/15/2030	4.625%	736,000	664,260
09/15/2031	4.500%	523,000	460,653
02/15/2032	6.250%	435,000	429,666
Primo Water Holdings, Inc.(b)
04/30/2029	4.375%	309,000	281,776
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(b)
03/01/2029	4.625%	1,047,000	904,652
Triton Water Holdings, Inc.(b)
04/01/2029	6.250%	510,000	457,430
US Foods, Inc.(b)
09/15/2028	6.875%	303,000	306,110
02/15/2029	4.750%	523,000	488,184
06/01/2030	4.625%	354,000	322,339
01/15/2032	7.250%	282,000	288,518
Total			104,118,186
Gaming 0.6%
Boyd Gaming Corp.
12/01/2027	4.750%	205,000	194,512
Boyd Gaming Corp.(b)
06/15/2031	4.750%	503,000	446,019
Caesars Entertainment, Inc.(b)
10/15/2029	4.625%	1,543,000	1,375,734
02/15/2030	7.000%	913,000	919,557
02/15/2032	6.500%	756,000	744,719
CDI Escrow Issuer, Inc.(b)
04/01/2030	5.750%	500,000	476,823
Churchill Downs, Inc.(b)
05/01/2031	6.750%	284,000	281,882
Colt Merger Sub, Inc.(b)
07/01/2027	8.125%	56,000	56,819
International Game Technology PLC(b)
04/15/2026	4.125%	2,003,000	1,928,522
Light & Wonder International, Inc.(b)
09/01/2031	7.500%	127,000	129,488
MGM Resorts International
05/01/2025	6.750%	1,375,000	1,375,000
Midwest Gaming Borrower LLC(b)
05/01/2029	4.875%	414,000	378,266
Penn National Gaming, Inc.(b)
07/01/2029	4.125%	242,000	202,577
Scientific Games Holdings LP/US FinCo, Inc.(b)
03/01/2030	6.625%	747,000	707,090
Scientific Games International, Inc.(b)
11/15/2029	7.250%	579,000	584,968
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wynn Resorts Finance LLC/Capital Corp.(b)
10/01/2029	5.125%	126,000	116,941
Total			9,918,917
Health Care 3.8%
Acadia Healthcare Co., Inc.(b)
07/01/2028	5.500%	1,258,000	1,211,832
Avantor Funding, Inc.(b)
07/15/2028	4.625%	914,000	849,372
11/01/2029	3.875%	941,000	832,416
Bausch & Lomb Escrow Corp.(b)
10/01/2028	8.375%	478,000	493,362
Becton Dickinson & Co.
02/08/2029	4.874%	18,188,000	17,764,278
Catalent Pharma Solutions, Inc.(b)
04/01/2030	3.500%	501,000	476,808
Charles River Laboratories International, Inc.(b)
03/15/2029	3.750%	148,000	133,208
03/15/2031	4.000%	194,000	169,419
CHS/Community Health Systems, Inc.(b)
03/15/2027	5.625%	628,000	575,239
04/15/2029	6.875%	459,000	340,112
05/15/2030	5.250%	1,288,000	1,054,934
02/15/2031	4.750%	394,000	307,913
01/15/2032	10.875%	212,000	217,298
Cigna Group (The)
02/15/2054	5.600%	3,215,000	3,031,616
CVS Health Corp.
07/20/2045	5.125%	8,270,000	7,171,778
DaVita, Inc.(b)
06/01/2030	4.625%	235,000	206,095
Encompass Health Corp.
02/01/2028	4.500%	520,000	487,631
HCA, Inc.
06/01/2028	5.200%	2,648,000	2,602,120
09/01/2030	3.500%	17,133,000	15,103,696
Indigo Merger Sub, Inc.(b)
07/15/2026	2.875%	200,000	186,845
IQVIA, Inc.(b)
05/15/2030	6.500%	239,000	240,456
Medline Borrower LP/Co-Issuer, Inc.(b)
04/01/2029	6.250%	388,000	385,470
Mozart Debt Merger Sub, Inc.(b)
04/01/2029	3.875%	100,000	89,525
10/01/2029	5.250%	1,422,000	1,324,117
Select Medical Corp.(b)
08/15/2026	6.250%	1,121,000	1,121,179
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
13

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Star Parent, Inc.(b)
10/01/2030	9.000%	896,000	938,413
Surgery Center Holdings, Inc.(b)
04/15/2032	7.250%	411,000	410,395
Tenet Healthcare Corp.
02/01/2027	6.250%	394,000	392,801
11/01/2027	5.125%	1,793,000	1,735,088
10/01/2028	6.125%	721,000	712,628
Tenet Healthcare Corp.(b)
05/15/2031	6.750%	716,000	718,137
Total			61,284,181
Healthcare Insurance 4.4%
Aetna, Inc.
11/15/2042	4.125%	2,686,000	2,075,530
08/15/2047	3.875%	1,157,000	828,975
Centene Corp.
02/15/2030	3.375%	7,594,000	6,605,345
10/15/2030	3.000%	16,581,000	13,886,079
03/01/2031	2.500%	19,592,000	15,750,283
UnitedHealth Group, Inc.
04/15/2031	4.900%	8,503,000	8,274,258
04/15/2034	5.000%	22,009,000	21,300,022
04/15/2064	5.500%	3,075,000	2,917,850
Total			71,638,342
Home Construction 0.0%
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	171,000	160,486
04/01/2029	4.750%	65,000	59,651
Taylor Morrison Communities, Inc.(b)
01/15/2028	5.750%	193,000	187,963
08/01/2030	5.125%	355,000	330,562
Total			738,662
Independent Energy 1.1%
Baytex Energy Corp.(b)
04/30/2030	8.500%	148,000	154,203
03/15/2032	7.375%	870,000	880,060
Canadian Natural Resources Ltd.
06/01/2027	3.850%	4,885,000	4,648,373
Civitas Resources, Inc.(b)
07/01/2028	8.375%	174,000	181,562
11/01/2030	8.625%	155,000	165,406
07/01/2031	8.750%	192,000	204,003
CNX Resources Corp.(b)
01/15/2029	6.000%	519,000	503,974
01/15/2031	7.375%	200,000	202,663
Colgate Energy Partners III LLC(b)
07/01/2029	5.875%	1,402,000	1,365,381
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Comstock Resources, Inc.(b)
03/01/2029	6.750%	235,000	224,080
03/01/2029	6.750%	135,000	127,130
01/15/2030	5.875%	299,000	272,694
CrownRock LP/Finance, Inc.(b)
10/15/2025	5.625%	219,000	217,718
05/01/2029	5.000%	153,000	151,020
Diamondback Energy, Inc.
04/18/2064	5.900%	4,205,000	4,000,951
Endeavor Energy Resources LP/Finance, Inc.(b)
01/30/2028	5.750%	158,000	161,027
Hilcorp Energy I LP/Finance Co.(b)
02/01/2029	5.750%	731,000	704,183
04/15/2030	6.000%	226,000	216,695
02/01/2031	6.000%	300,000	287,343
04/15/2032	6.250%	353,000	341,840
11/01/2033	8.375%	339,000	363,780
Matador Resources Co.(b)
04/15/2028	6.875%	297,000	299,370
04/15/2032	6.500%	583,000	577,803
Permian Resources Operating LLC(b)
01/15/2032	7.000%	1,009,000	1,029,955
Southwestern Energy Co.
02/01/2029	5.375%	227,000	217,766
02/01/2032	4.750%	991,000	892,399
Total			18,391,379
Integrated Energy 1.2%
BP Capital Markets America, Inc.
04/10/2034	4.989%	16,703,000	16,137,194
Cenovus Energy, Inc.
02/15/2052	3.750%	5,913,000	4,099,417
Total			20,236,611
Leisure 0.6%
Boyne USA, Inc.(b)
05/15/2029	4.750%	166,000	151,114
Carnival Corp.(b)
03/01/2027	5.750%	934,000	910,636
08/01/2028	4.000%	740,000	675,443
08/15/2029	7.000%	212,000	217,551
Carnival Holdings Bermuda Ltd.(b)
05/01/2028	10.375%	354,000	383,775
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(b)
05/01/2025	5.500%	300,000	300,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
10/01/2028	6.500%	472,000	471,072
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Corporate Income Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cinemark USA, Inc.(b)
05/01/2025	8.750%	73,000	73,000
03/15/2026	5.875%	458,000	451,510
07/15/2028	5.250%	250,000	232,309
Live Nation Entertainment, Inc.(b)
05/15/2027	6.500%	258,000	258,478
10/15/2027	4.750%	398,000	375,273
NCL Corp., Ltd.(b)
03/15/2026	5.875%	355,000	347,685
02/15/2029	7.750%	112,000	114,553
Royal Caribbean Cruises Ltd.(b)
07/01/2026	4.250%	292,000	280,604
08/31/2026	5.500%	426,000	417,999
01/15/2029	8.250%	525,000	552,989
01/15/2030	7.250%	630,000	648,751
03/15/2032	6.250%	223,000	219,709
Six Flags Entertainment Corp.(b)
05/15/2031	7.250%	349,000	348,257
Six Flags Entertainment Corp./Theme Parks, Inc.(b),(c)
05/01/2032	6.625%	673,000	670,274
Vail Resorts, Inc.(b),(c)
05/15/2032	6.500%	300,000	300,474
Viking Cruises Ltd.(b)
02/15/2029	7.000%	614,000	611,585
07/15/2031	9.125%	281,000	301,247
Total			9,314,288
Life Insurance 6.9%
Guardian Life Global Funding(b)
12/10/2025	0.875%	13,510,000	12,531,612
Met Tower Global Funding(b)
04/12/2029	5.250%	5,647,000	5,578,539
Metropolitan Life Global Funding I(b)
06/17/2029	3.050%	3,160,000	2,808,881
01/07/2031	1.550%	4,810,000	3,743,700
01/08/2034	5.050%	1,943,000	1,864,840
New York Life Global Funding(b)
01/09/2034	5.000%	9,487,000	9,069,733
New York Life Insurance Co.(b)
Subordinated
05/15/2050	3.750%	2,780,000	2,017,258
Northwestern Mutual Global Funding(b)
01/14/2026	0.800%	5,667,000	5,242,879
Northwestern Mutual Life Insurance Co. (The)(b)
Subordinated
09/30/2059	3.625%	6,983,000	4,570,786
Pacific Life Global Funding II(b)
04/14/2026	1.375%	17,139,000	15,821,912
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Peachtree Corners Funding Trust(b)
02/15/2025	3.976%	19,150,000	18,789,430
Principal Life Global Funding II(b)
11/21/2024	2.250%	11,590,000	11,368,502
08/16/2026	1.250%	1,000,000	904,587
Teachers Insurance & Annuity Association of America(b)
Subordinated
09/15/2044	4.900%	2,765,000	2,398,275
05/15/2050	3.300%	9,989,000	6,622,820
Voya Financial, Inc.
06/15/2026	3.650%	9,490,000	9,081,668
Total			112,415,422
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(b)
05/01/2025	5.375%	310,000	308,515
04/01/2032	6.125%	623,000	614,404
Hilton Grand Vacations Borrower Escrow LLC(b)
01/15/2032	6.625%	545,000	536,542
Marriott Ownership Resorts, Inc.(b)
06/15/2029	4.500%	128,000	115,039
Total			1,574,500
Media and Entertainment 1.5%
Clear Channel Outdoor Holdings, Inc.(b)
04/15/2028	7.750%	1,353,000	1,146,761
09/15/2028	9.000%	455,000	468,090
06/01/2029	7.500%	433,000	348,707
04/01/2030	7.875%	579,000	567,014
iHeartCommunications, Inc.
05/01/2026	6.375%	496,962	419,910
05/01/2027	8.375%	740,000	392,736
Meta Platforms, Inc.
08/15/2052	4.450%	6,380,000	5,302,672
Outfront Media Capital LLC/Corp.(b)
01/15/2029	4.250%	216,000	192,253
03/15/2030	4.625%	721,000	636,961
02/15/2031	7.375%	136,000	139,598
Playtika Holding Corp.(b)
03/15/2029	4.250%	503,000	432,666
Roblox Corp.(b)
05/01/2030	3.875%	537,000	464,184
Univision Communications, Inc.(b)
08/15/2028	8.000%	701,000	701,494
05/01/2029	4.500%	248,000	215,252
06/30/2030	7.375%	431,000	413,094
Viacom, Inc.
03/15/2043	4.375%	2,270,000	1,502,797
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
15

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Warnermedia Holdings, Inc.
03/15/2062	5.391%	14,559,000	11,145,045
Total			24,489,234
Metals and Mining 0.3%
Alcoa Nederland Holding BV(b)
03/15/2031	7.125%	247,000	249,969
Allegheny Technologies, Inc.
10/01/2029	4.875%	122,000	113,585
10/01/2031	5.125%	590,000	539,478
Constellium NV(b)
02/15/2026	5.875%	251,000	248,934
Constellium SE(b)
06/15/2028	5.625%	893,000	861,828
04/15/2029	3.750%	369,000	327,413
Hudbay Minerals, Inc.(b)
04/01/2026	4.500%	344,000	333,064
04/01/2029	6.125%	403,000	395,265
Kaiser Aluminum Corp.(b)
03/01/2028	4.625%	91,000	84,794
06/01/2031	4.500%	486,000	425,748
Novelis Corp.(b)
11/15/2026	3.250%	370,000	345,938
01/30/2030	4.750%	986,000	898,367
08/15/2031	3.875%	367,000	310,907
Total			5,135,290
Midstream 3.5%
Antero Midstream Partners LP/Finance Corp.(b)
02/01/2032	6.625%	431,000	429,261
CNX Midstream Partners LP(b)
04/15/2030	4.750%	552,000	487,791
Delek Logistics Partners LP/Finance Corp.(b)
03/15/2029	8.625%	1,066,000	1,073,829
DT Midstream, Inc.(b)
06/15/2029	4.125%	318,000	288,069
06/15/2031	4.375%	637,000	566,288
Enbridge, Inc.
04/05/2034	5.625%	13,289,000	13,005,206
Energy Transfer LP
05/15/2054	5.950%	7,045,000	6,640,047
EQM Midstream Partners LP
08/01/2024	4.000%	562,000	557,905
07/15/2048	6.500%	107,000	105,729
EQM Midstream Partners LP(b)
07/01/2025	6.000%	212,000	211,748
07/01/2027	6.500%	307,000	307,936
01/15/2029	4.500%	333,000	308,055
04/01/2029	6.375%	281,000	278,867
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
01/15/2031	4.750%	1,171,000	1,070,737
Hess Midstream Operations LP(b)
02/15/2030	4.250%	143,000	129,290
ITT Holdings LLC(b)
08/01/2029	6.500%	210,000	189,888
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	5,946,000	5,077,333
09/01/2044	5.400%	3,929,000	3,509,691
Kinder Morgan, Inc.
02/15/2046	5.050%	1,600,000	1,363,567
MPLX LP
04/15/2048	4.700%	1,199,000	979,024
03/14/2052	4.950%	4,687,000	3,914,013
NuStar Logistics LP
10/01/2025	5.750%	182,000	181,139
06/01/2026	6.000%	132,000	131,179
04/28/2027	5.625%	647,000	633,420
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	6,939,000	5,620,695
Sunoco LP(b)
05/01/2029	7.000%	499,000	506,716
05/01/2032	7.250%	470,000	477,345
Sunoco LP/Finance Corp.
04/15/2027	6.000%	316,000	312,509
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	747,000	715,056
Venture Global Calcasieu Pass LLC(b)
08/15/2029	3.875%	699,000	617,224
08/15/2031	4.125%	1,016,000	889,534
11/01/2033	3.875%	562,000	460,815
Venture Global LNG, Inc.(b)
06/01/2028	8.125%	189,000	193,343
02/01/2029	9.500%	226,000	242,986
06/01/2031	8.375%	739,000	758,637
02/01/2032	9.875%	238,000	253,843
Western Midstream Operating LP
01/15/2029	6.350%	4,324,000	4,416,145
Total			56,904,860
Natural Gas 1.8%
NiSource, Inc.
02/15/2031	1.700%	35,176,000	27,436,873
05/15/2047	4.375%	2,710,000	2,141,231
Total			29,578,104
Oil Field Services 0.2%
Kodiak Gas Services LLC(b)
02/15/2029	7.250%	219,000	221,431
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Corporate Income Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Nabors Industries Ltd.(b)
01/15/2026	7.250%	404,000	400,087
01/15/2028	7.500%	89,000	84,357
Nabors Industries, Inc.(b)
05/15/2027	7.375%	213,000	211,078
01/31/2030	9.125%	228,000	235,865
Transocean Aquila Ltd.(b)
09/30/2028	8.000%	539,000	548,214
Transocean Titan Financing Ltd.(b)
02/01/2028	8.375%	695,000	713,464
Transocean, Inc.(b)
05/15/2029	8.250%	179,000	177,894
05/15/2031	8.500%	441,000	438,670
USA Compression Partners LP/Finance Corp.(b)
03/15/2029	7.125%	638,000	633,520
Total			3,664,580
Other Industry 0.0%
Hillenbrand, Inc.
03/01/2031	3.750%	215,000	182,963
Williams Scotsman International, Inc.(b)
08/15/2028	4.625%	250,000	230,971
Total			413,934
Other REIT 0.3%
Ladder Capital Finance Holdings LLLP/Corp.(b)
10/01/2025	5.250%	558,000	548,246
06/15/2029	4.750%	1,836,000	1,636,941
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(b)
10/01/2028	5.875%	384,000	371,370
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(b)
05/15/2029	4.875%	317,000	290,255
RHP Hotel Properties LP/Finance Corp.(b)
07/15/2028	7.250%	148,000	150,397
02/15/2029	4.500%	216,000	198,941
04/01/2032	6.500%	387,000	379,442
RLJ Lodging Trust LP(b)
07/01/2026	3.750%	222,000	209,216
09/15/2029	4.000%	275,000	238,359
Service Properties Trust(b)
11/15/2031	8.625%	291,000	307,170
Total			4,330,337
Packaging 0.2%
Ardagh Metal Packaging Finance USA LLC/PLC(b)
06/15/2027	6.000%	368,000	357,074
09/01/2029	4.000%	1,201,000	990,916
Canpack SA/US LLC(b)
11/15/2029	3.875%	829,000	727,130
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clydesdale Acquisition Holdings, Inc.(b)
04/15/2030	8.750%	250,000	241,608
Trivium Packaging Finance BV(b)
08/15/2026	5.500%	178,000	174,848
08/15/2027	8.500%	399,000	395,284
Total			2,886,860
Pharmaceuticals 5.7%
1375209 BC Ltd.(b)
01/30/2028	9.000%	97,000	95,189
AbbVie, Inc.
03/15/2029	4.800%	24,518,000	24,086,999
Amgen, Inc.
03/02/2063	5.750%	17,709,000	16,898,214
Bausch Health Companies, Inc.(b)
06/01/2028	4.875%	152,000	98,159
09/30/2028	11.000%	173,000	135,248
10/15/2030	14.000%	34,000	21,925
Bristol-Myers Squibb Co.
02/22/2064	5.650%	14,759,000	14,144,610
Grifols Escrow Issuer SA(b)
10/15/2028	4.750%	1,196,000	961,654
Organon Finance 1 LLC(b)
04/30/2028	4.125%	419,000	381,749
04/30/2031	5.125%	1,117,000	966,109
Pfizer Investment Enterprises Pte., Ltd.
05/19/2063	5.340%	9,525,000	8,729,738
Roche Holdings, Inc.(b)
11/13/2028	5.338%	7,645,000	7,681,179
11/13/2030	5.489%	18,984,000	19,185,928
Total			93,386,701
Property & Casualty 0.6%
Alliant Holdings Intermediate LLC/Co-Issuer(b)
10/15/2027	4.250%	32,000	29,855
10/15/2027	6.750%	834,000	818,658
04/15/2028	6.750%	1,068,000	1,067,224
11/01/2029	5.875%	683,000	628,906
01/15/2031	7.000%	892,000	895,298
AmWINS Group, Inc.(b)
02/15/2029	6.375%	477,000	471,669
AssuredPartners, Inc.(b)
01/15/2029	5.625%	608,000	554,431
02/15/2032	7.500%	631,000	614,736
BroadStreet Partners, Inc.(b)
04/15/2029	5.875%	716,000	652,745
GTCR AP Finance, Inc.(b)
05/15/2027	8.000%	39,000	39,011
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
17

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HUB International Ltd.(b)
12/01/2029	5.625%	622,000	572,753
01/31/2032	7.375%	668,000	664,062
HUB International, Ltd.(b)
06/15/2030	7.250%	1,315,000	1,335,765
Panther Escrow Issuer LLC(b)
06/01/2031	7.125%	838,000	842,363
USI, Inc.(b)
01/15/2032	7.500%	286,000	284,442
Total			9,471,918
Railroads 0.8%
Genesee & Wyoming, Inc.(b)
04/15/2032	6.250%	652,000	647,856
Norfolk Southern Corp.
08/01/2030	5.050%	13,375,000	13,144,725
Total			13,792,581
Refining 0.0%
HF Sinclair Corp.(b)
04/15/2027	6.375%	163,000	163,063
Restaurants 0.1%
Fertitta Entertainment LLC/Finance Co., Inc.(b)
01/15/2030	6.750%	605,000	526,981
IRB Holding Corp.(b)
06/15/2025	7.000%	874,000	874,467
Yum! Brands, Inc.
04/01/2032	5.375%	558,000	526,955
Total			1,928,403
Retailers 1.2%
Asbury Automotive Group, Inc.(b)
11/15/2029	4.625%	142,000	128,652
Group 1 Automotive, Inc.(b)
08/15/2028	4.000%	100,000	91,089
Hanesbrands, Inc.(b)
05/15/2026	4.875%	255,000	246,631
02/15/2031	9.000%	253,000	251,655
L Brands, Inc.(b)
07/01/2025	9.375%	37,000	38,351
10/01/2030	6.625%	498,000	497,882
L Brands, Inc.
06/15/2029	7.500%	113,000	116,241
11/01/2035	6.875%	227,000	225,456
LCM Investments Holdings II LLC(b)
05/01/2029	4.875%	273,000	249,351
08/01/2031	8.250%	193,000	200,678
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Lithia Motors, Inc.(b)
01/15/2031	4.375%	255,000	223,126
Lowe’s Companies, Inc.
04/01/2062	4.450%	13,088,000	10,011,640
09/15/2062	5.800%	5,149,000	4,935,262
PetSmart, Inc./Finance Corp.(b)
02/15/2028	4.750%	783,000	722,696
02/15/2029	7.750%	235,000	223,334
Wolverine World Wide, Inc.(b)
08/15/2029	4.000%	767,000	612,835
Total			18,774,879
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
03/15/2026	7.500%	147,000	149,229
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(b)
03/15/2026	3.250%	223,000	211,672
01/15/2027	4.625%	339,000	323,873
02/15/2030	4.875%	122,000	113,737
Total			798,511
Technology 4.3%
Apple, Inc.
02/08/2051	2.650%	4,154,000	2,538,565
Block, Inc.
06/01/2026	2.750%	103,000	96,752
06/01/2031	3.500%	217,000	183,507
Boxer Parent Co., Inc.(b)
10/02/2025	7.125%	82,000	82,140
Broadcom, Inc.(b)
11/15/2036	3.187%	24,111,000	18,493,820
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(b)
06/15/2029	8.000%	104,000	106,949
Central Parent, Inc./CDK Global, Inc.(b)
06/15/2029	7.250%	279,000	282,036
Clarivate Science Holdings Corp.(b)
07/01/2028	3.875%	258,000	234,984
07/01/2029	4.875%	695,000	633,115
Cloud Software Group, Inc.(b)
09/30/2029	9.000%	1,423,000	1,371,014
Condor Merger Sub, Inc.(b)
02/15/2030	7.375%	940,000	871,747
Dun & Bradstreet Corp. (The)(b)
12/15/2029	5.000%	197,000	179,319
Entegris Escrow Corp.(b)
04/15/2029	4.750%	180,000	170,057
06/15/2030	5.950%	633,000	616,533
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Corporate Income Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GoTo Group, Inc.(b)
05/01/2028	5.500%	419,174	280,849
05/01/2028	5.500%	214,906	183,614
GTCR W-2 Merger Sub LLC(b)
01/15/2031	7.500%	1,147,000	1,183,001
HealthEquity, Inc.(b)
10/01/2029	4.500%	626,000	571,211
Helios Software Holdings, Inc.(b)
05/01/2028	4.625%	476,000	419,216
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl(b),(c)
05/01/2029	8.750%	605,000	605,954
Intel Corp.
08/12/2051	3.050%	5,225,000	3,209,681
International Business Machines Corp.
05/15/2029	3.500%	16,635,000	15,311,309
ION Trading Technologies Sarl(b)
05/15/2028	5.750%	494,000	451,177
Iron Mountain, Inc.(b)
07/15/2030	5.250%	827,000	768,185
Minerva Merger Sub, Inc.(b)
02/15/2030	6.500%	1,042,000	938,671
NCR Atleos Escrow Corp.(b)
04/01/2029	9.500%	905,000	961,887
NCR Corp.(b)
10/01/2028	5.000%	424,000	390,216
04/15/2029	5.125%	895,000	822,494
10/01/2030	5.250%	220,000	195,893
Neptune Bidco US, Inc.(b)
04/15/2029	9.290%	863,000	814,627
NXP BV/Funding LLC/USA, Inc.
05/11/2031	2.500%	15,995,000	13,057,564
Picard Midco, Inc.(b)
03/31/2029	6.500%	1,058,000	1,003,326
Seagate HDD Cayman(b)
12/15/2029	8.250%	275,000	291,257
07/15/2031	8.500%	306,000	326,150
Shift4 Payments LLC/Finance Sub, Inc.(b)
11/01/2026	4.625%	912,000	878,023
Tempo Acquisition LLC/Finance Corp.(b)
06/01/2025	5.750%	175,000	174,223
UKG, Inc.(b)
02/01/2031	6.875%	1,004,000	1,005,825
Verscend Escrow Corp.(b)
08/15/2026	9.750%	505,000	505,000
ZoomInfo Technologies LLC/Finance Corp.(b)
02/01/2029	3.875%	441,000	389,684
Total			70,599,575
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Tobacco 0.4%
Reynolds American, Inc.
08/15/2035	5.700%	6,276,000	6,023,483
Transportation Services 1.3%
Avis Budget Car Rental LLC/Finance, Inc.(b)
02/15/2031	8.000%	620,000	593,542
ERAC USA Finance LLC(b)
05/01/2028	4.600%	20,535,000	19,958,121
Total			20,551,663
Wireless 1.9%
Altice France Holding SA(b)
02/15/2028	6.000%	343,000	100,732
Altice France SA(b)
01/15/2028	5.500%	757,000	510,570
07/15/2029	5.125%	1,059,000	691,968
10/15/2029	5.500%	120,000	78,573
SBA Communications Corp.
02/15/2027	3.875%	277,000	260,217
02/01/2029	3.125%	110,000	95,797
T-Mobile US, Inc.
02/15/2029	2.625%	20,007,000	17,605,648
02/15/2031	2.875%	11,964,000	10,150,477
Vmed O2 UK Financing I PLC(b)
01/31/2031	4.250%	1,059,000	868,187
07/15/2031	4.750%	849,000	709,235
04/15/2032	7.750%	314,000	309,307
Total			31,380,711
Wirelines 2.3%
AT&T, Inc.
12/01/2033	2.550%	4,585,000	3,540,013
05/15/2035	4.500%	2,000,000	1,795,195
Frontier Communications Holdings LLC(b)
05/15/2030	8.750%	326,000	331,990
03/15/2031	8.625%	540,000	545,379
Iliad Holding SAS(b)
10/15/2026	6.500%	1,150,000	1,144,243
10/15/2028	7.000%	1,037,000	1,014,200
Iliad Holding SASU(b),(c)
04/15/2031	8.500%	303,000	303,212
Verizon Communications, Inc.
03/21/2031	2.550%	35,595,000	29,544,463
Total			38,218,695
Total Corporate Bonds & Notes (Cost $1,646,514,252)			1,537,464,650

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
19

Portfolio of Investments (continued)
April 30, 2024
Foreign Government Obligations(i) 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canada 0.1%
NOVA Chemicals Corp.(b)
05/01/2025	5.000%	393,000	386,261
06/01/2027	5.250%	251,000	236,726
11/15/2028	8.500%	172,000	180,640
05/15/2029	4.250%	313,000	263,742
02/15/2030	9.000%	851,000	876,517
Total			1,943,886
Total Foreign Government Obligations (Cost $1,961,187)			1,943,886

Senior Loans 0.2%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
WR Grace Holdings LLC(j),(k)
Term Loan
3-month Term SOFR + 3.750% Floor 0.500% 09/22/2028	9.321%	379,270	379,270
Consumer Cyclical Services 0.1%
8th Avenue Food & Provisions, Inc.(j),(k)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.180%	327,865	314,957
Arches Buyer, Inc.(j),(k)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	8.666%	249,355	240,456
Total			555,413
Property & Casualty 0.0%
Truist Insurance Holdings LLC(j),(k),(l)
2nd Lien Term Loan
3-month Term SOFR + 4.750% 03/08/2032	10.086%	402,477	405,749
Retailers 0.0%
PetSmart LLC(j),(k)
Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/11/2028	9.166%	493,731	486,078
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 0.1%
Ascend Learning LLC(j),(k)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.916%	557,138	554,814
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.166%	246,000	240,876
DCert Buyer, Inc.(j),(k)
2nd Lien Term Loan
1-month Term SOFR + 7.000% 02/19/2029	12.316%	119,000	106,729
UKG, Inc.(j),(k)
1st Lien Term Loan
3-month Term SOFR + 3.500% 02/10/2031	8.814%	187,374	188,186
Total			1,090,605
Total Senior Loans (Cost $2,933,367)			2,917,115

U.S. Treasury Obligations 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
05/15/2043	3.875%	6,489,000	5,659,625
08/15/2043	4.375%	25,546,000	23,861,560
02/15/2053	3.625%	17,108,000	13,977,771
Total U.S. Treasury Obligations (Cost $45,554,808)			43,498,956

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.485%(m),(n)	27,008,589	27,000,486
Total Money Market Funds (Cost $26,998,815)		27,000,486
Total Investments in Securities (Cost: $1,725,496,847)		1,613,249,973
Other Assets & Liabilities, Net		17,484,009
Net Assets		1,630,733,982
At April 30, 2024, securities and/or cash totaling $5,867,924 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Columbia Corporate Income Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	843	06/2024	USD	95,943,938	—	(4,382,259)
U.S. Treasury 2-Year Note	1,229	06/2024	USD	249,064,531	—	(2,398,350)
U.S. Treasury 5-Year Note	834	06/2024	USD	87,354,985	—	(1,341,902)
Total					—	(8,122,511)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(2,228)	06/2024	USD	(239,370,750)	6,253,647	—
U.S. Treasury Ultra 10-Year Note	(1,166)	06/2024	USD	(128,515,063)	4,027,493	—
U.S. Treasury Ultra Bond	(58)	06/2024	USD	(6,934,625)	177,740	—
Total					10,458,880	—
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2024, the total value of these securities amounted to $441,624,113, which represents 27.08% of total net assets.

(c)	Represents a security purchased on a when-issued basis.
(d)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2024.

(e)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2024, the total value of these securities amounted to $9,525, which represents less than 0.01% of total net assets.

(f)	Represents a security in default.
(g)	Valuation based on significant unobservable inputs.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)
The stated interest rate represents the weighted average interest rate at April 30, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Variable rate security. The interest rate shown was the current rate as of April 30, 2024.
(l)	Represents a security purchased on a forward commitment basis.
(m)	The rate shown is the seven-day current annualized yield at April 30, 2024.
(n)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.485%
	93,606,501	1,015,910,881	(1,082,525,986)	9,090	27,000,486	4,482	3,200,400	27,008,589
Abbreviation Legend
SOFR	Secured Overnight Financing Rate
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
21

Portfolio of Investments (continued)
April 30, 2024
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Financials	137,571	—	—	137,571
Total Common Stocks	137,571	—	—	137,571
Convertible Bonds	—	287,309	—	287,309
Corporate Bonds & Notes	—	1,537,455,125	9,525	1,537,464,650
Foreign Government Obligations	—	1,943,886	—	1,943,886
Senior Loans	—	2,917,115	—	2,917,115
U.S. Treasury Obligations	—	43,498,956	—	43,498,956
Money Market Funds	27,000,486	—	—	27,000,486
Total Investments in Securities	27,138,057	1,586,102,391	9,525	1,613,249,973
Investments in Derivatives
Asset
Futures Contracts	10,458,880	—	—	10,458,880
Liability
Futures Contracts	(8,122,511)	—	—	(8,122,511)
Total	29,474,426	1,586,102,391	9,525	1,615,586,342
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Columbia Corporate Income Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
23

Statement of Assets and Liabilities
April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,698,498,032)	$1,586,249,487
Affiliated issuers (cost $26,998,815)	27,000,486
Cash	17,411
Margin deposits on:
Futures contracts	5,867,924
Receivable for:
Investments sold	41,791
Investments sold on a delayed delivery basis	63,053
Capital shares sold	6,685,499
Dividends	212,780
Interest	17,809,163
Foreign tax reclaims	5,119
Variation margin for futures contracts	1,979,750
Expense reimbursement due from Investment Manager	4,048
Prepaid expenses	7,266
Deferred compensation of board members	203,996
Total assets	1,646,147,773
Liabilities
Payable for:
Investments purchased	1,394,298
Investments purchased on a delayed delivery basis	4,007,397
Capital shares redeemed	2,169,213
Distributions to shareholders	6,127,619
Variation margin for futures contracts	1,249,590
Management services fees	21,893
Distribution and/or service fees	697
Transfer agent fees	163,777
Compensation of board members	1,218
Other expenses	33,303
Deferred compensation of board members	244,786
Total liabilities	15,413,791
Net assets applicable to outstanding capital stock	$1,630,733,982
Represented by
Paid in capital	1,912,823,394
Total distributable earnings (loss)	(282,089,412)
Total - representing net assets applicable to outstanding capital stock	$1,630,733,982
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Columbia Corporate Income Fund  | Annual Report 2024

Statement of Assets and Liabilities (continued)
April 30, 2024
Class A
Net assets	$101,764,831
Shares outstanding	11,507,153
Net asset value per share	$8.84
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.28
Advisor Class
Net assets	$83,463,701
Shares outstanding	9,451,213
Net asset value per share	$8.83
Institutional Class
Net assets	$717,563,302
Shares outstanding	81,135,224
Net asset value per share	$8.84
Institutional 2 Class
Net assets	$75,929,494
Shares outstanding	8,596,852
Net asset value per share	$8.83
Institutional 3 Class
Net assets	$652,012,654
Shares outstanding	73,766,201
Net asset value per share	$8.84
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
25

Statement of Operations
Year Ended April 30, 2024

Net investment income
Income:
Dividends — affiliated issuers	$3,200,400
Interest	77,984,387
Interfund lending	713
Foreign taxes withheld	(14,556)
Total income	81,170,944
Expenses:
Management services fees	8,124,810
Distribution and/or service fees
Class A	238,548
Class C	39,325
Transfer agent fees
Class A	181,069
Advisor Class	221,269
Class C	9,315
Institutional Class	1,213,879
Institutional 2 Class	40,691
Institutional 3 Class	40,246
Custodian fees	15,400
Printing and postage fees	103,580
Registration fees	151,730
Accounting services fees	30,993
Legal fees	31,584
Compensation of chief compliance officer	323
Compensation of board members	30,176
Deferred compensation of board members	13,965
Other	35,784
Total expenses	10,522,687
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,459,437)
Fees waived by transfer agent
Institutional 2 Class	(4,316)
Institutional 3 Class	(40,246)
Expense reduction	(765)
Total net expenses	9,017,923
Net investment income	72,153,021
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(59,229,097)
Investments — affiliated issuers	4,482
Foreign currency translations	(406)
Futures contracts	4,159,868
Net realized loss	(55,065,153)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	20,235,581
Investments — affiliated issuers	9,090
Futures contracts	1,614,350
Net change in unrealized appreciation (depreciation)	21,859,021
Net realized and unrealized loss	(33,206,132)
Net increase in net assets resulting from operations	$38,946,889
The accompanying Notes to Financial Statements are an integral part of this statement.
26
Columbia Corporate Income Fund  | Annual Report 2024

Statement of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations
Net investment income	$72,153,021	$54,327,403
Net realized loss	(55,065,153)	(95,510,857)
Net change in unrealized appreciation (depreciation)	21,859,021	63,655,411
Net increase in net assets resulting from operations	38,946,889	22,471,957
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,853,822)	(3,226,634)
Advisor Class	(4,940,345)	(4,930,641)
Class C	(171,459)	(80,248)
Institutional Class	(27,565,927)	(15,586,268)
Institutional 2 Class	(3,212,608)	(2,232,056)
Institutional 3 Class	(32,272,253)	(28,891,488)
Total distributions to shareholders	(72,016,414)	(54,947,335)
Increase in net assets from capital stock activity	36,313,525	61,746,003
Total increase in net assets	3,244,000	29,270,625
Net assets at beginning of year	1,627,489,982	1,598,219,357
Net assets at end of year	$1,630,733,982	$1,627,489,982
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
27

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	April 30, 2024		April 30, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	3,235,852	28,775,466	1,145,923	10,257,140
Distributions reinvested	409,648	3,640,986	341,069	3,036,558
Shares redeemed	(2,432,517)	(21,604,975)	(2,893,914)	(25,940,328)
Net increase (decrease)	1,212,983	10,811,477	(1,406,922)	(12,646,630)
Advisor Class
Shares sold	5,611,423	49,947,248	2,491,183	22,372,358
Distributions reinvested	413,673	3,663,424	372,622	3,316,303
Shares redeemed	(9,404,248)	(84,476,754)	(10,773,206)	(94,579,339)
Net decrease	(3,379,152)	(30,866,082)	(7,909,401)	(68,890,678)
Class C
Shares sold	376,545	3,352,610	238,787	2,117,148
Distributions reinvested	17,946	159,564	8,647	76,996
Shares redeemed	(812,985)	(7,188,674)	(111,909)	(994,134)
Net increase (decrease)	(418,494)	(3,676,500)	135,525	1,200,010
Institutional Class
Shares sold	33,062,264	294,187,622	33,329,267	299,094,986
Distributions reinvested	2,816,298	25,048,038	1,502,621	13,398,413
Shares redeemed	(18,526,481)	(164,339,933)	(12,341,543)	(110,298,480)
Net increase	17,352,081	154,895,727	22,490,345	202,194,919
Institutional 2 Class
Shares sold	1,783,164	15,687,234	5,052,342	43,885,536
Distributions reinvested	361,562	3,210,231	251,152	2,230,890
Shares redeemed	(1,601,744)	(14,156,851)	(2,801,937)	(25,252,147)
Net increase	542,982	4,740,614	2,501,557	20,864,279
Institutional 3 Class
Shares sold	28,948,104	254,351,858	18,212,248	163,568,303
Distributions reinvested	3,088,131	27,409,472	2,969,420	26,431,298
Shares redeemed	(42,846,570)	(381,353,041)	(30,449,107)	(270,975,498)
Net decrease	(10,810,335)	(99,591,711)	(9,267,439)	(80,975,897)
Total net increase	4,500,065	36,313,525	6,543,665	61,746,003
The accompanying Notes to Financial Statements are an integral part of this statement.
28
Columbia Corporate Income Fund  | Annual Report 2024

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Columbia Corporate Income Fund  | Annual Report 2024
29

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2024	$9.05	0.36	(0.21)	0.15	(0.36)	—	(0.36)
Year Ended 4/30/2023	$9.22	0.29	(0.16)	0.13	(0.30)	—	(0.30)
Year Ended 4/30/2022	$10.77	0.21	(1.32)	(1.11)	(0.22)	(0.22)	(0.44)
Year Ended 4/30/2021	$10.87	0.23	0.38	0.61	(0.24)	(0.47)	(0.71)
Year Ended 4/30/2020	$10.15	0.29	0.72	1.01	(0.29)	—	(0.29)
Advisor Class
Year Ended 4/30/2024	$9.03	0.38	(0.20)	0.18	(0.38)	—	(0.38)
Year Ended 4/30/2023	$9.21	0.31	(0.17)	0.14	(0.32)	—	(0.32)
Year Ended 4/30/2022	$10.76	0.25	(1.34)	(1.09)	(0.24)	(0.22)	(0.46)
Year Ended 4/30/2021	$10.85	0.27	0.37	0.64	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.14	0.32	0.71	1.03	(0.32)	—	(0.32)
Institutional Class
Year Ended 4/30/2024	$9.05	0.38	(0.21)	0.17	(0.38)	—	(0.38)
Year Ended 4/30/2023	$9.22	0.32	(0.17)	0.15	(0.32)	—	(0.32)
Year Ended 4/30/2022	$10.77	0.24	(1.33)	(1.09)	(0.24)	(0.22)	(0.46)
Year Ended 4/30/2021	$10.87	0.26	0.37	0.63	(0.26)	(0.47)	(0.73)
Year Ended 4/30/2020	$10.15	0.32	0.72	1.04	(0.32)	—	(0.32)
Institutional 2 Class
Year Ended 4/30/2024	$9.04	0.39	(0.21)	0.18	(0.39)	—	(0.39)
Year Ended 4/30/2023	$9.21	0.33	(0.17)	0.16	(0.33)	—	(0.33)
Year Ended 4/30/2022	$10.76	0.25	(1.32)	(1.07)	(0.26)	(0.22)	(0.48)
Year Ended 4/30/2021	$10.85	0.27	0.38	0.65	(0.27)	(0.47)	(0.74)
Year Ended 4/30/2020	$10.14	0.33	0.71	1.04	(0.33)	—	(0.33)
The accompanying Notes to Financial Statements are an integral part of this statement.
30
Columbia Corporate Income Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2024	$8.84	1.72%	0.96%	0.86% (c)	4.05%	118%	$101,765
Year Ended 4/30/2023	$9.05	1.51%	0.94%	0.87% (c)	3.31%	79%	$93,141
Year Ended 4/30/2022	$9.22	(10.79% )	0.92%	0.87% (c)	2.03%	80%	$107,905
Year Ended 4/30/2021	$10.77	5.47%	0.93%	0.88% (c)	2.10%	74%	$88,537
Year Ended 4/30/2020	$10.87	10.10%	0.95%	0.91% (c)	2.77%	91%	$68,880
Advisor Class
Year Ended 4/30/2024	$8.83	2.08%	0.71%	0.61% (c)	4.29%	118%	$83,464
Year Ended 4/30/2023	$9.03	1.65%	0.69%	0.62% (c)	3.51%	79%	$115,911
Year Ended 4/30/2022	$9.21	(10.58% )	0.67%	0.62% (c)	2.54%	80%	$190,943
Year Ended 4/30/2021	$10.76	5.83%	0.68%	0.63% (c)	2.38%	74%	$10,624
Year Ended 4/30/2020	$10.85	10.28%	0.70%	0.66% (c)	3.02%	91%	$18,086
Institutional Class
Year Ended 4/30/2024	$8.84	1.97%	0.71%	0.61% (c)	4.31%	118%	$717,563
Year Ended 4/30/2023	$9.05	1.76%	0.70%	0.62% (c)	3.62%	79%	$577,092
Year Ended 4/30/2022	$9.22	(10.57% )	0.67%	0.62% (c)	2.24%	80%	$380,743
Year Ended 4/30/2021	$10.77	5.73%	0.68%	0.63% (c)	2.36%	74%	$431,331
Year Ended 4/30/2020	$10.87	10.37%	0.70%	0.66% (c)	3.02%	91%	$364,875
Institutional 2 Class
Year Ended 4/30/2024	$8.83	2.10%	0.57%	0.49%	4.42%	118%	$75,929
Year Ended 4/30/2023	$9.04	1.86%	0.57%	0.52%	3.74%	79%	$72,771
Year Ended 4/30/2022	$9.21	(10.49% )	0.56%	0.52%	2.34%	80%	$51,119
Year Ended 4/30/2021	$10.76	5.94%	0.58%	0.53%	2.45%	74%	$49,251
Year Ended 4/30/2020	$10.85	10.39%	0.58%	0.56%	3.13%	91%	$6,267
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
31

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2024	$9.04	0.40	(0.20)	0.20	(0.40)	—	(0.40)
Year Ended 4/30/2023	$9.22	0.33	(0.18)	0.15	(0.33)	—	(0.33)
Year Ended 4/30/2022	$10.77	0.25	(1.32)	(1.07)	(0.26)	(0.22)	(0.48)
Year Ended 4/30/2021	$10.86	0.28	0.38	0.66	(0.28)	(0.47)	(0.75)
Year Ended 4/30/2020	$10.15	0.33	0.72	1.05	(0.34)	—	(0.34)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
32
Columbia Corporate Income Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2024	$8.84	2.26%	0.52%	0.44%	4.47%	118%	$652,013
Year Ended 4/30/2023	$9.04	1.80%	0.52%	0.47%	3.71%	79%	$764,790
Year Ended 4/30/2022	$9.22	(10.43% )	0.51%	0.47%	2.39%	80%	$864,900
Year Ended 4/30/2021	$10.77	5.99%	0.52%	0.47%	2.49%	74%	$875,524
Year Ended 4/30/2020	$10.86	10.44%	0.53%	0.50%	3.17%	91%	$556,117
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Corporate Income Fund  | Annual Report 2024
33

Notes to Financial Statements
April 30, 2024
Note 1. Organization
Columbia Corporate Income Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Fund’s Board of Trustees approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund. Effective on February 12, 2024, Class C shares of the Fund were closed to new and existing investors and effective on April 15, 2024, shares held by Class C shareholders were converted into Class A shares in a tax-free transaction.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
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Columbia Corporate Income Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between
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35

Notes to Financial Statements (continued)
April 30, 2024
the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
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Columbia Corporate Income Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2024:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	10,458,880 *

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	8,122,511 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	4,159,868

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	1,614,350
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended April 30, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	401,499,741
Futures contracts — short	351,637,581
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37

Notes to Financial Statements (continued)
April 30, 2024
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a
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Columbia Corporate Income Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Columbia Corporate Income Fund  | Annual Report 2024
39

Notes to Financial Statements (continued)
April 30, 2024
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2024 was 0.49% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
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Columbia Corporate Income Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through August 31, 2024, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended April 30, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.19
Advisor Class	0.19
Class C	0.19 (a)
Institutional Class	0.19
Institutional 2 Class	0.05
Institutional 3 Class	0.00

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2024, these minimum account balance fees reduced total expenses of the Fund by $765.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.55% of the average daily net assets attributable to Class C shares of the Fund. As a result of Class C shares of the Fund being converted into Class A shares, April 15, 2024 was the last day the Fund paid a distribution and service fee for Class C shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	4.75	0.50 - 1.00 (a)	118,097
Class C	—	1.00 (b)	1,332

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Corporate Income Fund  | Annual Report 2024
41

Notes to Financial Statements (continued)
April 30, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	September 1, 2023 through August 31, 2024	Prior to September 1, 2023
Class A	0.87%	0.87%
Advisor Class	0.62	0.62
Institutional Class	0.62	0.62
Institutional 2 Class	0.47	0.52
Institutional 3 Class	0.42	0.47
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, effective through August 31, 2024, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation, distributions and foreign currency transactions.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
208,783	(208,782)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
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Columbia Corporate Income Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2024			Year Ended April 30, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
72,016,414	—	72,016,414	54,947,335	—	54,947,335
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
6,347,010	—	(166,978,361)	(115,085,656)
At April 30, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,730,671,998	3,406,057	(118,491,713)	(115,085,656)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(43,404,362)	(123,573,999)	(166,978,361)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,913,806,195 and $1,853,570,921, respectively, for the year ended April 30, 2024, of which $115,694,326 and $127,278,398, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Columbia Corporate Income Fund  | Annual Report 2024
43

Notes to Financial Statements (continued)
April 30, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	375,000	5.73	12
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2024.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the
44
Columbia Corporate Income Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At April 30, 2024, affiliated shareholders of record owned 60.4% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid
Columbia Corporate Income Fund  | Annual Report 2024
45

Notes to Financial Statements (continued)
April 30, 2024
positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
46
Columbia Corporate Income Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Corporate Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Corporate Income Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Corporate Income Fund  | Annual Report 2024
47

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Section 163(j) Interest Dividends
99.98%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

48
Columbia Corporate Income Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Corporate Income Fund  | Annual Report 2024
49

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
50
Columbia Corporate Income Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Corporate Income Fund  | Annual Report 2024
51

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

52
Columbia Corporate Income Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Corporate Income Fund  | Annual Report 2024
53

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2023, through December 31, 2023, including:
•
the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•
there were no material changes to the Program during the period;
•
the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•
the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
54
Columbia Corporate Income Fund  | Annual Report 2024

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Corporate Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN136_04_P01_(06/24)

Columbia Total Return Bond Fund
Annual Report
April 30, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Columbia Total Return Bond Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Total Return Bond Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.

Portfolio management
Jason Callan
Lead Portfolio Manager
Managed Fund since 2016
Gene Tannuzzo, CFA
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended April 30, 2024)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	07/31/00	-0.67	0.13	1.46
	Including sales charges		-3.66	-0.47	1.15
Advisor Class		11/08/12	-0.43	0.38	1.71
Class C	Excluding sales charges	02/01/02	-1.42	-0.61	0.71
	Including sales charges		-2.36	-0.61	0.71
Institutional Class		12/05/78	-0.42	0.40	1.72
Institutional 2 Class		11/08/12	-0.36	0.45	1.78
Institutional 3 Class		11/08/12	-0.31	0.52	1.82
Class R		01/23/06	-0.92	-0.11	1.21
Bloomberg U.S. Aggregate Bond Index			-1.47	-0.16	1.20
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility.  Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Total Return Bond Fund  | Annual Report 2024

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (April 30, 2014 — April 30, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Total Return Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown (%) (at April 30, 2024)
Asset-Backed Securities - Non-Agency	15.3
Call Option Contracts Purchased	0.1
Commercial Mortgage-Backed Securities - Non-Agency	1.9
Common Stocks	0.0 (a)
Convertible Bonds	0.0 (a)
Corporate Bonds & Notes	20.0
Foreign Government Obligations	1.6
Inflation-Indexed Bonds	0.2
Money Market Funds	6.1
Put Option Contracts Purchased	0.2
Residential Mortgage-Backed Securities - Agency	34.8
Residential Mortgage-Backed Securities - Non-Agency	16.9
Senior Loans	1.3
U.S. Treasury Obligations	1.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at April 30, 2024)
AA rating	52.8
A rating	13.5
BBB rating	12.6
BB rating	6.4
B rating	4.9
CCC rating	1.0
CC rating	0.0 (a)
Not rated	8.8
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into

Columbia Total Return Bond Fund  | Annual Report 2024

Fund at a Glance  (continued)
(Unaudited)
its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Derivative breakdown (%) (at April 30, 2024)(a)
	Asset	Liability	Net
Forward foreign currency exchange contracts	—	(0.00)(b)	(0.00)(b)
Long futures contracts	—	(0.67)	(0.67)
Short futures contracts	0.17	—	0.17
Swap contracts	0.09	(0.08)	0.01
(a) Forward foreign currency exchange contracts, futures contracts and swap contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
(b) Rounds to zero.
Columbia Total Return Bond Fund  | Annual Report 2024

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended April 30, 2024, Class A shares of Columbia Total Return Bond Fund returned -0.67% excluding sales charges. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -1.47% for the same period.
Market Overview
For the 12 months that ended April 30, 2024, returns for the broader bond market were constrained as U.S. Treasury yields finished the period notably higher. At the same time, performance for credit-sensitive sectors of the market was supported by a resilient economic backdrop.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation coming in at 3.0%. With the economic and employment backdrop remaining strong despite the past policy tightening of the U.S. Federal Reserve (Fed), the central bank would implement additional 25 basis point increases at its May and July meetings, leaving the target range for Fed funds at 5.25% to 5.50%. (A basis point is 1/100 of a percent.) The Fed held rates steady at its last three meetings of 2023, citing the improving inflation outlook.
Entering 2024, with inflation seemingly headed towards the Fed’s 2% target, investors were anticipating as many as six or seven rate cuts in 2024, beginning as soon as March 2024. However, these hopes were dampened as U.S. economic and employment data remained robust, largely dispelling any lingering recession concerns. In addition, the pace of progress in taming inflation remained highly incremental. Against this backdrop, the consensus outlook shifted by the end of the first quarter of 2024 to encompass three Fed rate cuts before year end, with the first occurring in June. Inflation data for March reported in April actually reflected an uptick, leading investors to further push back expectations for the first rate cut to the fall. As of April 30, 2024, the yield on the 10-year U.S. Treasury note closed at 4.69% versus 3.44% 12 months earlier.
The Fund’s notable contributors during the period
•
In broad terms, positive contributions to the Fund’s performance relative to the benchmark were driven by overweight exposure to credit-based sectors, along with an underweight to U.S. Treasuries as the yield curve moved higher over the period.
•
Most notably, exposure to consumer-based credit proved beneficial, led by holdings of non-agency mortgage-backed securities as housing fundamentals remained strong and borrower delinquencies remained low.
•
Positioning in asset-backed securities was also additive, highlighted by holdings of unsecured consumer loans and collateralized loan obligations with floating interest rates.
•
Within corporate bonds, the Fund took advantage of shifting expectations around growth and inflation to add value by tactically increasing or decreasing its overall credit risk exposure.
•
In addition, a focus on the financials sector at the expense of industrials contributed positively. Within financials, the Fund favored the largest, global systemically important banks subject to the most rigorous capital requirements while avoiding the regional and second-tier banks viewed as most vulnerable to any downturn in conditions.
•
Finally, off-benchmark exposure to below-investment grade, high yield corporate bonds added modestly to relative performance.
The Fund’s notable detractors during the period
•
The Fund’s positioning with respect to interest rates weighed most heavily on relative performance. Specifically, the Fund had an above-benchmark stance with respect to duration and corresponding interest rate sensitivity as U.S. Treasury yields moved higher over the period.
•
In addition, performance for the Fund’s agency mortgage-backed security holdings suffered against a backdrop of elevated interest rate volatility which at various junctures raised concerns around either a pick-up in prepayments or duration extension.

Columbia Total Return Bond Fund  | Annual Report 2024

Manager Discussion of Fund Performance (continued)
(Unaudited)
Derivative usage
We invested in highly-liquid, widely traded Treasury futures and interest rate swaption contracts to help manage portfolio duration. These enable us to efficiently implement our yield curve opinions and offset unintended yield curve impacts from other investments in the portfolio. We also used indexed exposure to credit default swaps to manage the Fund’s overall level of credit risk. On a standalone basis, the Fund’s use of derivatives had a negative impact on performance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Market or other (e.g., interest rate) environments may adversely affect the liquidity of fund investments, negatively impacting their price. Generally, the less liquid the market at the time the Fund sells a holding, the greater the risk of loss or decline of value to the Fund.  See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Total Return Bond Fund  | Annual Report 2024

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2023 — April 30, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,061.10	1,021.18	3.79	3.72	0.74
Advisor Class	1,000.00	1,000.00	1,062.10	1,022.43	2.51	2.46	0.49
Class C	1,000.00	1,000.00	1,056.80	1,017.45	7.62	7.47	1.49
Institutional Class	1,000.00	1,000.00	1,062.40	1,022.43	2.51	2.46	0.49
Institutional 2 Class	1,000.00	1,000.00	1,062.50	1,022.77	2.15	2.11	0.42
Institutional 3 Class	1,000.00	1,000.00	1,063.00	1,022.97	1.95	1.91	0.38
Class R	1,000.00	1,000.00	1,059.40	1,019.94	5.07	4.97	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments
April 30, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 17.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Subordinated Series 2024-1PL Class B
04/25/2031	6.340%	3,600,000	3,586,513
ACM Auto Trust(a)
Series 2023-2A Class A
06/20/2030	7.970%	4,530,835	4,556,190
Affirm Asset Securitization Trust(a)
Series 2023-A Class 1A
01/18/2028	6.610%	7,000,000	7,030,241
Series 2023-A Class A
01/18/2028	6.610%	7,950,000	7,984,346
Series 2023-B Class 1A
09/15/2028	6.820%	14,800,000	14,963,389
Series 2023-B Class A
09/15/2028	6.820%	8,550,000	8,644,390
Ares LVIII CLO Ltd.(a),(b)
Series 2020-58A Class DR
3-month Term SOFR + 3.200% Floor 3.200% 01/15/2035	8.529%	5,000,000	4,996,855
Ares XLVI CLO Ltd.(a),(b)
Series 2017-46A Class B1
3-month Term SOFR + 1.612% Floor 1.350% 01/15/2030	6.940%	7,780,000	7,780,000
Atrium XIII(a),(b)
Series 2013A Class B
3-month Term SOFR + 1.762% Floor 1.500% 11/21/2030	7.088%	2,250,000	2,232,839
Bain Capital Credit CLO Ltd.(a),(b)
Series 2020-3A Class DR
3-month Term SOFR + 3.512% Floor 3.250% 10/23/2034	8.838%	8,250,000	8,256,740
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2016-1A Class A1R2
3-month Term SOFR + 1.402% Floor 1.140% 04/20/2034	6.726%	13,150,000	13,157,824
Carlyle Group LP(a),(b)
Series 2017-5A Class A2
3-month Term SOFR + 1.662% 01/20/2030	6.986%	3,810,000	3,798,372
Carvana Auto Receivables Trust(a)
Series 2023-P3 Class A2
11/10/2026	6.090%	3,310,054	3,312,640
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cent CLO Ltd.(a),(b)
Series 2018-C17A Class A2R
3-month Term SOFR + 1.862% Floor 1.600% 04/30/2031	7.191%	9,300,000	9,250,217
Citizens Auto Receivables Trust(a)
Series 2024-1 Class A2A
10/15/2026	5.430%	13,065,000	13,040,193
Conn’s Receivables Funding LLC(a)
Series 2023-A Class A
01/17/2028	8.010%	366,580	367,092
Dryden CLO Ltd.(a),(b)
Series 2018-57A Class B
3-month Term SOFR + 1.612% Floor 1.350% 05/15/2031	6.919%	7,000,000	7,000,896
DT Auto Owner Trust(a)
Series 2023-2A Class A
04/15/2027	5.880%	4,983,548	4,984,145
Subordinated Series 2022-1A Class C
11/15/2027	2.960%	8,537,175	8,440,559
Subordinated Series 2023-3A Class B
03/15/2028	6.070%	15,200,000	15,122,185
Exeter Automobile Receivables Trust
Series 2024-2A Class A2
05/15/2026	5.700%	8,400,000	8,398,757
Subordinated Series 2023-3A Class B
09/15/2027	6.110%	3,000,000	2,999,359
Exeter Automobile Receivables Trust(a)
Subordinated Series 2021-2A Class E
07/17/2028	2.900%	6,000,000	5,600,307
GLS Auto Receivables Issuer Trust(a)
Subordinated Series 2022-1A-B Class B
05/15/2026	2.840%	1,939,183	1,932,427
GLS Auto Select Receivables Trust(a)
Series 2024-2A Class A2
06/17/2030	5.580%	7,950,000	7,929,631
Goldentree Loan Opportunities XI Ltd.(a),(b)
Series 2015-11A Class BR2
3-month Term SOFR + 1.612% 01/18/2031	6.939%	5,000,000	4,988,205
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2022-A Class C
06/15/2029	2.820%	1,966,268	1,952,385
Madison Park Funding XXVII Ltd.(a),(b)
Series 2018-27A Class A2
3-month Term SOFR + 1.612% 04/20/2030	6.936%	14,000,000	13,984,880
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Marlette Funding Trust(a)
Series 2020-2A Class D
09/16/2030	4.650%	425,764	425,509
Series 2023-2A Class A
06/15/2033	6.040%	4,047,965	4,049,954
Series 2023-3A Class A
09/15/2033	6.490%	5,554,985	5,561,681
Subordinated Series 2022-2A Class C
08/15/2032	6.140%	4,510,000	4,476,241
Netcredit Combined Receivables LLC(a),(c),(d)
Series 2023-A Class A
12/20/2027	7.780%	3,740,282	3,751,971
Octagon Investment Partners 35 Ltd.(a),(b)
Series 2018-1A Class A2
3-month Term SOFR + 1.662% Floor 1.400% 01/20/2031	6.986%	9,350,000	9,365,343
OHA Credit Partners XVI(a),(b)
Series 2021-16A Class A
3-month Term SOFR + 1.412% Floor 1.150% 10/18/2034	6.739%	13,280,000	13,339,295
Oportun Issuance Trust(a)
Series 2021-B Class A
05/08/2031	1.470%	15,100,000	14,264,899
Subordinated Series 2021-B Class B
05/08/2031	1.960%	3,100,000	2,940,048
Pagaya AI Debt Selection Trust(a)
Series 2021-2 Class NOTE
01/25/2029	3.000%	1,590,191	1,561,240
Series 2021-HG1 Class A
01/16/2029	1.220%	1,017,598	996,532
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	1,439,135	1,433,976
Subordinated Series 2021-5 Class B
08/15/2029	2.630%	6,478,949	6,417,466
Subordinated Series 2021-HG1 Class B
01/16/2029	1.820%	308,286	303,059
Pagaya AI Debt Trust(a)
Series 2022-2 Class A
01/15/2030	4.970%	1,334,599	1,330,310
Series 2023-1 Class A
07/15/2030	7.556%	4,774,802	4,795,550
Series 2023-3 Class A
12/16/2030	7.600%	10,000,581	10,064,481
Series 2023-6 Class A
06/16/2031	7.128%	9,119,551	9,147,377
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2024-2 Class A
08/15/2031	6.319%	4,000,000	3,994,772
Series 2024-3 Class A
10/15/2031	6.258%	6,750,000	6,741,849
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	10,598,598	10,352,468
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	6,999,321	7,058,060
Subordinated Series 2023-1 Class B
07/15/2030	9.435%	6,899,041	7,039,028
Subordinated Series 2023-6 Class B
06/16/2031	7.464%	10,997,180	11,048,361
Subordinated Series 2024-3 Class B
10/15/2031	6.571%	10,100,000	10,090,693
Subordinated Series 2024-3 Class C
10/15/2031	7.297%	5,280,000	5,273,251
Pagaya AI Debt Trust(a),(e)
Subordinated Series 2023-5 Class AB
04/15/2031	7.321%	7,546,350	7,575,960
PAGAYA AI Debt Trust(a),(e)
Subordinated Series 2022-3 Class AB
03/15/2030	6.876%	1,543,594	1,550,570
Palmer Square Loan Funding Ltd.(a),(b)
Series 2021-4A Class B
3-month Term SOFR + 2.012% Floor 1.750% 10/15/2029	7.340%	15,000,000	14,929,275
Series 2022-3A Class A1BR
3-month Term SOFR + 1.400% Floor 1.400% 04/15/2031	6.729%	9,900,000	9,900,970
Reach ABS Trust(a)
Series 2024-1A Class A
02/18/2031	6.300%	7,379,090	7,387,795
Research-Driven Pagaya Motor Asset Trust(a)
Series 2023-4A Class A
03/25/2032	7.540%	10,902,373	10,888,432
Research-Driven Pagaya Motor Asset Trust IV(a)
Series 2021-2A Class A
03/25/2030	2.650%	2,879,622	2,778,150
Research-Driven Pagaya Motor Trust(a)
Series 2024-1A Class A
06/25/2032	7.090%	7,525,000	7,523,445
SAFCO Auto Receivables Trust(a)
Series 2024-1A Class A
03/20/2028	6.510%	5,991,942	5,969,484
Santander Drive Auto Receivables Trust
Series 2024-1 Class A2
02/16/2027	5.710%	12,622,987	12,618,285
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Santander Revolving Auto Loan Trust(a)
Series 2019-A Class A
01/26/2032	2.510%	6,992,000	6,817,390
Stewart Park CLO Ltd.(a),(b)
Series 2017-1A Class BR
3-month Term SOFR + 1.632% Floor 1.370% 01/15/2030	6.960%	5,828,571	5,826,997
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	5,177,093	5,215,375
Series 2023-1A Class A
04/15/2029	7.580%	6,764,630	6,819,812
Upstart Pass-Through Trust(a)
Series 2020-ST6 Class A
01/20/2027	3.000%	633,423	628,996
Series 2021-ST10 Class A
01/20/2030	2.250%	1,432,592	1,404,731
Series 2021-ST4 Class A
07/20/2027	2.000%	1,772,138	1,714,148
Series 2021-ST5 Class A
07/20/2027	2.000%	1,389,832	1,352,327
Upstart Securitization Trust(a)
Series 2023-1 Class A
02/20/2033	6.590%	1,756,820	1,756,201
Series 2023-2 Class A
06/20/2033	6.770%	5,179,117	5,190,465
Subordinated Series 2021-4 Class B
09/20/2031	1.840%	6,676,638	6,592,683
Voya CLO Ltd.(a),(b)
Series 2021-1A Class D
3-month Term SOFR + 3.412% Floor 3.150% 07/15/2034	8.740%	8,350,000	8,354,083
Westlake Automobile Receivables Trust(a)
Series 2023-3A Class A3
05/17/2027	5.820%	4,800,000	4,802,991
Total Asset-Backed Securities — Non-Agency (Cost $489,878,027)			489,713,556

Commercial Mortgage-Backed Securities - Non-Agency 2.1%

BAMLL Commercial Mortgage Securities Trust(a),(e)
Series 2013-WBRK Class A
03/10/2037	3.652%	3,000,000	2,778,908
BBCMS Trust(a),(b)
Subordinated Series 2018-BXH Class E
1-month Term SOFR + 2.364% Floor 2.250% 10/15/2037	7.686%	4,790,000	4,726,009
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BFLD Trust(a),(b)
Series 2019-DPLO Class F
1-month Term SOFR + 2.654% Floor 2.540% 10/15/2034	7.976%	1,800,000	1,786,102
Braemar Hotels & Resorts Trust(a),(b)
Subordinated Series 2018-PRME Class D
1-month Term SOFR + 1.847% Floor 1.925% 06/15/2035	7.236%	3,100,000	3,042,281
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class D
1-month Term SOFR + 2.025% Floor 2.140% 11/15/2038	7.461%	1,050,000	973,932
Subordinated Series 2019-IKPR Class E
1-month Term SOFR + 2.835% Floor 2.721% 11/15/2038	8.157%	5,250,000	4,692,086
COMM Mortgage Trust(a),(e)
Subordinated Series 2020-CBM Class E
02/10/2037	3.754%	4,850,000	4,602,096
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	8,285,000	4,371,084
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	7,750,000	2,873,919
Hilton USA Trust(a)
Subordinated Series 2016-SFP Class E
11/05/2035	5.519%	5,500,000	549,247
Morgan Stanley Capital I Trust(a),(e)
Series 2019-MEAD Class E
11/10/2036	3.283%	6,200,000	5,403,433
Progress Residential Trust(a)
Series 2020-SFR1 Class E
04/17/2037	3.032%	8,750,000	8,453,983
Subordinated Series 2020-SFR2 Class E
06/17/2037	5.115%	2,800,000	2,744,658
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month Term SOFR + 1.264% Floor 1.150% 05/15/2038	6.586%	5,000,000	4,775,266
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class B
1-month Term SOFR + 1.297% Floor 1.250% 02/15/2032	6.618%	4,800,000	4,627,925
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wells Fargo Commercial Mortgage Trust(a),(b)
Series 2017-SMP Class A
1-month Term SOFR + 1.047% Floor 0.875% 12/15/2034	6.368%	4,555,000	4,305,983
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $74,928,545)			60,706,912

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials 0.0%
Financial Services 0.0%
Mr. Cooper Group, Inc.(f)	4,518	348,789
Total Financials		348,789
Industrials 0.0%
Passenger Airlines 0.0%
United Airlines Holdings, Inc.(f)	1,493	76,830
Total Industrials		76,830
Total Common Stocks (Cost $1,511,077)		425,619

Convertible Bonds 0.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.0%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	572,000	348,919
Total Convertible Bonds (Cost $554,460)			348,919

Corporate Bonds & Notes(g) 22.2%

Aerospace & Defense 1.1%
BAE Systems PLC(a)
03/26/2029	5.125%	3,378,000	3,316,841
Boeing Co. (The)
08/01/2059	3.950%	8,278,000	5,177,418
Boeing Co. (The)(a),(h)
05/01/2064	7.008%	1,554,000	1,555,203
Bombardier, Inc.(a)
07/01/2031	7.250%	123,000	123,348
L3Harris Technologies, Inc.
07/31/2033	5.400%	2,169,000	2,112,510
Northrop Grumman Corp.
06/01/2034	4.900%	9,412,000	8,967,795
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Raytheon Technologies Corp.
03/15/2032	2.375%	7,665,000	6,129,584
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	198,000	214,344
11/15/2030	9.750%	446,000	493,445
TransDigm, Inc.(a)
08/15/2028	6.750%	626,000	628,593
03/01/2029	6.375%	954,000	947,995
03/01/2032	6.625%	975,000	974,273
Total			30,641,349
Airlines 0.1%
Air Canada(a)
08/15/2026	3.875%	435,000	412,837
American Airlines, Inc.(a)
05/15/2029	8.500%	230,000	239,558
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	1,405,095	1,389,370
04/20/2029	5.750%	546,571	527,872
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	803,554	754,651
United Airlines, Inc.(a)
04/15/2026	4.375%	820,000	789,160
04/15/2029	4.625%	240,000	221,323
Total			4,334,771
Automotive 0.1%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	20,000	19,744
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	985,000	983,997
05/15/2027	8.500%	640,000	640,813
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	340,000	347,762
04/23/2032	6.875%	345,000	348,716
Total			2,341,032
Banking 5.6%
Ally Financial, Inc.
05/21/2024	3.875%	185,000	184,776
Subordinated
11/20/2025	5.750%	870,000	862,912
Bank of America Corp.(i)
10/20/2032	2.572%	27,137,000	21,894,476
02/04/2033	2.972%	18,480,000	15,234,934
Subordinated
09/21/2036	2.482%	503,000	393,295
Citigroup, Inc.(i)
01/25/2033	3.057%	11,756,000	9,736,075
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)(i)
07/21/2032	2.383%	17,162,000	13,720,540
10/21/2032	2.650%	5,411,000	4,380,023
HSBC Holdings PLC(i)
05/24/2032	2.804%	8,837,000	7,210,804
JPMorgan Chase & Co.(i)
04/22/2032	2.580%	10,062,000	8,280,396
11/08/2032	2.545%	18,610,000	15,069,625
04/22/2035	5.766%	5,287,000	5,296,960
Morgan Stanley(i)
07/21/2032	2.239%	4,496,000	3,572,982
10/20/2032	2.511%	13,530,000	10,881,891
04/19/2035	5.831%	10,188,000	10,193,362
Subordinated
09/16/2036	2.484%	3,715,000	2,868,590
PNC Financial Services Group, Inc. (The)(i)
10/20/2034	6.875%	1,450,000	1,539,889
US Bancorp(i)
06/12/2034	5.836%	2,529,000	2,497,679
Washington Mutual Bank(c),(d),(j)
Subordinated
01/15/2015	0.000%	27,379,000	41,069
Wells Fargo & Co.(i)
10/30/2030	2.879%	729,000	632,823
07/25/2034	5.557%	26,436,000	25,755,384
Total			160,248,485
Brokerage/Asset Managers/Exchanges 0.1%
AG Issuer LLC(a)
03/01/2028	6.250%	385,000	372,660
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	567,000	584,014
Aretec Escrow Issuer 2, Inc.(a)
08/15/2030	10.000%	634,000	688,799
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	278,000	262,133
Hightower Holding LLC(a)
04/15/2029	6.750%	314,000	294,774
Total			2,202,380
Building Materials 0.2%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	462,000	425,267
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	463,000	444,378
08/01/2030	6.500%	312,000	311,517
James Hardie International Finance DAC(a)
01/15/2028	5.000%	250,000	240,194
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SRS Distribution, Inc.(a)
07/01/2029	6.125%	556,000	565,148
12/01/2029	6.000%	447,000	452,860
Standard Industries, Inc.(a)
01/15/2028	4.750%	915,000	861,718
Summit Materials LLC /Finance Corp.(a)
01/15/2031	7.250%	378,000	388,269
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	62,000	59,592
White Cap Buyer LLC(a)
10/15/2028	6.875%	675,000	652,094
Total			4,401,037
Cable and Satellite 0.8%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	258,000	241,955
02/01/2028	5.000%	788,000	717,877
06/01/2029	5.375%	233,000	205,089
03/01/2030	4.750%	1,000,000	831,619
02/01/2031	4.250%	194,000	152,287
02/01/2032	4.750%	619,000	486,089
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	2,448,000	1,875,365
CCO Holdings LLC/Holdings Capital Corp.(a)
01/15/2034	4.250%	210,000	152,221
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	1,980,000	1,516,295
12/01/2061	4.400%	8,176,000	5,061,753
06/30/2062	3.950%	5,093,000	2,895,893
CSC Holdings LLC(a)
02/01/2028	5.375%	640,000	492,515
01/31/2029	11.750%	235,000	209,840
01/15/2030	5.750%	402,000	175,906
12/01/2030	4.125%	733,000	467,543
02/15/2031	3.375%	961,000	594,709
DISH Network Corp.(a)
11/15/2027	11.750%	1,492,000	1,504,734
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	342,000	318,985
08/01/2027	5.000%	548,000	517,575
07/15/2028	4.000%	813,000	724,301
07/01/2030	4.125%	244,000	207,400
Videotron Ltd.(a)
06/15/2029	3.625%	2,201,000	1,956,627
Virgin Media Finance PLC(a)
07/15/2030	5.000%	542,000	443,738
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	316,000	287,486
VZ Secured Financing BV(a)
01/15/2032	5.000%	873,000	736,780
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	373,000	309,833
Ziggo BV(a)
01/15/2030	4.875%	1,110,000	972,622
Total			24,057,037
Chemicals 0.4%
Avient Corp.(a)
08/01/2030	7.125%	301,000	304,850
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	221,000	194,466
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	408,000	391,129
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	1,500,000	1,265,485
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	439,000	444,335
Element Solutions, Inc.(a)
09/01/2028	3.875%	618,000	556,887
HB Fuller Co.
10/15/2028	4.250%	633,000	584,509
Herens Holdco Sarl(a)
05/15/2028	4.750%	681,000	592,372
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	324,000	316,823
INEOS Finance PLC(a)
04/15/2029	7.500%	647,000	651,327
INEOS Quattro Finance 2 PLC(a)
03/15/2029	9.625%	616,000	650,544
Ingevity Corp.(a)
11/01/2028	3.875%	652,000	580,874
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	305,000	263,577
Iris Holdings, Inc.(a),(k)
02/15/2026	8.750%	188,000	159,026
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	568,000	511,752
11/15/2028	9.750%	1,134,000	1,204,314
10/01/2029	6.250%	742,000	666,917
SPCM SA(a)
03/15/2027	3.125%	190,000	174,954
WR Grace Holdings LLC(a)
06/15/2027	4.875%	836,000	793,961
08/15/2029	5.625%	1,218,000	1,092,246
03/01/2031	7.375%	159,000	161,204
Total			11,561,552
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Construction Machinery 0.1%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	1,187,000	1,050,442
Herc Holdings, Inc.(a)
07/15/2027	5.500%	87,000	84,505
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	519,000	524,269
03/15/2031	7.750%	201,000	208,518
United Rentals North America, Inc.
05/15/2027	5.500%	179,000	176,519
02/15/2031	3.875%	194,000	170,138
01/15/2032	3.750%	203,000	173,422
Total			2,387,813
Consumer Cyclical Services 0.1%
APX Group, Inc.(a)
07/15/2029	5.750%	98,000	91,024
Arches Buyer, Inc.(a)
06/01/2028	4.250%	856,000	734,257
12/01/2028	6.125%	633,000	520,250
Match Group, Inc.(a)
06/01/2028	4.625%	1,142,000	1,056,822
Uber Technologies, Inc.(a)
08/15/2029	4.500%	2,043,000	1,909,099
Total			4,311,452
Consumer Products 0.1%
Acushnet Co.(a)
10/15/2028	7.375%	96,000	98,548
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	1,064,000	1,058,881
Newell Brands, Inc.
06/01/2025	4.875%	371,000	365,131
09/15/2027	6.375%	215,000	210,968
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	185,000	156,024
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	618,000	602,505
07/15/2030	5.500%	226,000	219,170
03/15/2031	3.875%	247,000	231,583
Total			2,942,810
Diversified Manufacturing 0.5%
Carrier Global Corp.
02/15/2030	2.722%	8,257,000	7,129,772
Chart Industries, Inc.(a)
01/01/2030	7.500%	340,000	347,970
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	1,325,000	1,315,643
Esab Corp.(a)
04/15/2029	6.250%	222,000	221,242
Gates Global LLC/Co.(a)
01/15/2026	6.250%	1,009,000	1,009,204
Madison IAQ LLC(a)
06/30/2028	4.125%	233,000	216,103
06/30/2029	5.875%	587,000	545,059
Resideo Funding, Inc.(a)
09/01/2029	4.000%	618,000	541,610
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	329,000	314,671
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	432,000	432,390
06/15/2028	7.250%	1,050,000	1,067,900
03/15/2029	6.375%	407,000	404,697
03/15/2032	6.625%	523,000	520,412
Total			14,066,673
Electric 1.2%
AEP Texas, Inc.
01/15/2050	3.450%	3,890,000	2,538,903
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	315,000	297,029
02/15/2031	3.750%	1,016,000	859,058
01/15/2032	3.750%	668,000	553,418
Duke Energy Corp.
09/01/2046	3.750%	8,515,000	6,072,354
Edison International
11/15/2028	5.250%	5,156,000	5,051,711
Emera US Finance LP
06/15/2046	4.750%	4,919,000	3,840,978
FirstEnergy Corp.
03/01/2050	3.400%	1,537,000	986,448
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	135,000	111,723
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	988,000	984,750
10/15/2026	3.875%	117,000	109,487
09/15/2027	4.500%	781,000	727,802
01/15/2029	7.250%	488,000	494,771
NRG Energy, Inc.
01/15/2028	5.750%	384,000	377,601
NRG Energy, Inc.(a)
02/15/2029	3.375%	182,000	159,809
06/15/2029	5.250%	274,000	259,423
02/15/2032	3.875%	205,000	172,775
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pacific Gas and Electric Co.
07/01/2050	4.950%	9,055,000	7,369,778
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	132,000	118,069
PG&E Corp.
07/01/2028	5.000%	80,000	76,259
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	331,000	309,741
01/15/2030	4.750%	796,000	710,359
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	68,000	66,357
07/31/2027	5.000%	712,000	677,600
05/01/2029	4.375%	586,000	534,207
10/15/2031	7.750%	900,000	925,269
04/15/2032	6.875%	271,000	269,768
Total			34,655,447
Environmental 0.1%
GFL Environmental, Inc.(a)
12/15/2026	5.125%	274,000	267,633
08/01/2028	4.000%	343,000	311,346
06/15/2029	4.750%	504,000	465,053
01/15/2031	6.750%	744,000	750,496
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	1,255,000	1,227,654
Total			3,022,182
Finance Companies 0.3%
GGAM Finance Ltd.(a)
02/15/2027	8.000%	646,000	663,409
04/15/2029	6.875%	327,000	327,276
Navient Corp.
06/25/2025	6.750%	79,000	78,805
06/15/2026	6.750%	579,000	577,755
03/15/2031	11.500%	471,000	515,021
OneMain Finance Corp.
01/15/2027	3.500%	467,000	430,183
01/15/2029	9.000%	198,000	208,021
03/15/2030	7.875%	581,000	592,943
09/15/2030	4.000%	212,000	178,463
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	524,000	504,582
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2031	3.875%	975,000	829,719
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	3,877,000	3,164,877
Springleaf Finance Corp.
03/15/2025	6.875%	181,000	182,070
11/15/2029	5.375%	40,000	36,983
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Wholesale Mortgage LLC(a)
06/15/2027	5.750%	89,000	85,470
04/15/2029	5.500%	36,000	33,468
Total			8,409,045
Food and Beverage 0.9%
Bacardi Ltd.(a)
05/15/2048	5.300%	9,130,000	8,080,530
Becle SAB de CV(a)
10/14/2031	2.500%	3,000,000	2,319,230
Chobani LLC/Finance Corp., Inc.(a)
07/01/2029	7.625%	149,000	150,853
Constellation Brands, Inc.
05/01/2033	4.900%	6,112,000	5,766,603
FAGE International SA/USA Dairy Industry, Inc.(a)
08/15/2026	5.625%	676,000	666,476
Pepsico Singapore Financing I Pte Ltd.
02/16/2027	4.650%	3,167,000	3,117,309
Post Holdings, Inc.(a)
01/15/2028	5.625%	725,000	703,660
04/15/2030	4.625%	624,000	563,177
09/15/2031	4.500%	604,000	531,997
02/15/2032	6.250%	372,000	367,438
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	702,000	640,151
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	1,059,000	915,021
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	608,000	545,329
US Foods, Inc.(a)
09/15/2028	6.875%	367,000	370,767
02/15/2029	4.750%	334,000	311,765
06/01/2030	4.625%	328,000	298,664
01/15/2032	7.250%	341,000	348,882
Total			25,697,852
Gaming 0.3%
Boyd Gaming Corp.
12/01/2027	4.750%	332,000	315,014
Boyd Gaming Corp.(a)
06/15/2031	4.750%	347,000	307,691
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	1,192,000	1,062,784
02/15/2030	7.000%	824,000	829,918
02/15/2032	6.500%	650,000	640,301
Churchill Downs, Inc.(a)
01/15/2028	4.750%	447,000	422,097
Colt Merger Sub, Inc.(a)
07/01/2027	8.125%	769,000	780,241
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
MGM Resorts International
05/01/2025	6.750%		1,074,000	1,074,000
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%		408,000	372,784
Penn National Gaming, Inc.(a)
07/01/2029	4.125%		373,000	312,236
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%		731,000	691,945
Scientific Games International, Inc.(a)
11/15/2029	7.250%		406,000	410,185
Total				7,219,196
Health Care 1.4%
Acadia Healthcare Co., Inc.(a)
04/15/2029	5.000%		669,000	626,960
Avantor Funding, Inc.(a)
07/15/2028	4.625%		326,000	302,949
11/01/2029	3.875%		826,000	730,686
Bausch & Lomb Escrow Corp.(a)
10/01/2028	8.375%		580,000	598,640
Becton Dickinson Euro Finance SARL
08/13/2041	1.336%	EUR	890,000	632,449
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%		106,000	101,251
04/01/2030	3.500%		498,000	473,953
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%		28,000	26,110
03/15/2029	3.750%		215,000	193,511
03/15/2031	4.000%		185,000	161,559
CHS/Community Health Systems, Inc.(a)
03/15/2027	5.625%		521,000	477,228
04/15/2029	6.875%		422,000	312,696
05/15/2030	5.250%		1,064,000	871,467
02/15/2031	4.750%		672,000	525,171
01/15/2032	10.875%		255,000	261,373
Cigna Group (The)
02/15/2054	5.600%		2,350,000	2,215,956
CVS Health Corp.
07/20/2045	5.125%		3,775,000	3,273,695
Encompass Health Corp.
02/01/2028	4.500%		422,000	395,732
HCA, Inc.
06/01/2028	5.200%		2,456,000	2,413,447
09/01/2030	3.500%		20,878,000	18,405,122
IQVIA, Inc.(a)
10/15/2026	5.000%		653,000	638,789
05/15/2030	6.500%		294,000	295,791
Medline Borrower LP/Co-Issuer, Inc.(a)
04/01/2029	6.250%		324,000	321,888
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%	591,000	529,093
10/01/2029	5.250%	1,364,000	1,270,110
Select Medical Corp.(a)
08/15/2026	6.250%	1,065,000	1,065,170
Star Parent, Inc.(a)
10/01/2030	9.000%	717,000	750,940
Surgery Center Holdings, Inc.(a)
04/15/2032	7.250%	5,000	4,993
Tenet Healthcare Corp.
02/01/2027	6.250%	389,000	387,816
11/01/2027	5.125%	521,000	504,172
06/15/2028	4.625%	591,000	556,405
10/01/2028	6.125%	543,000	536,695
06/01/2029	4.250%	84,000	76,922
01/15/2030	4.375%	442,000	401,707
Tenet Healthcare Corp.(a)
05/15/2031	6.750%	160,000	160,477
Total			40,500,923
Healthcare Insurance 1.7%
Aetna, Inc.
11/15/2042	4.125%	972,000	751,085
08/15/2047	3.875%	529,000	379,022
Centene Corp.
02/15/2030	3.375%	615,000	534,934
10/15/2030	3.000%	21,946,000	18,379,101
03/01/2031	2.500%	7,316,000	5,881,435
08/01/2031	2.625%	4,372,000	3,504,286
UnitedHealth Group, Inc.
04/15/2031	4.900%	5,811,000	5,654,676
04/15/2034	5.000%	15,044,000	14,559,386
Total			49,643,925
Home Construction 0.0%
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	692,000	649,454
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	84,000	81,807
Total			731,261
Independent Energy 0.3%
Baytex Energy Corp.(a)
04/30/2030	8.500%	526,000	548,047
03/15/2032	7.375%	730,000	738,441
Civitas Resources, Inc.(a)
07/01/2028	8.375%	209,000	218,083
11/01/2030	8.625%	187,000	199,554
07/01/2031	8.750%	230,000	244,379
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNX Resources Corp.(a)
01/15/2029	6.000%	305,000	296,170
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	1,410,000	1,373,172
Comstock Resources, Inc.(a)
03/01/2029	6.750%	191,000	182,124
03/01/2029	6.750%	105,000	98,878
01/15/2030	5.875%	387,000	352,952
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	973,000	967,304
05/01/2029	5.000%	444,000	438,254
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2028	5.750%	213,000	217,081
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	22,000	21,671
02/01/2029	5.750%	221,000	212,893
04/15/2030	6.000%	300,000	287,648
02/01/2031	6.000%	282,000	270,102
04/15/2032	6.250%	334,000	323,441
11/01/2033	8.375%	306,000	328,368
Matador Resources Co.(a)
04/15/2028	6.875%	320,000	322,553
04/15/2032	6.500%	487,000	482,659
Permian Resources Operating LLC(a)
01/15/2032	7.000%	944,000	963,605
Southwestern Energy Co.
02/01/2032	4.750%	812,000	731,209
Total			9,818,588
Leisure 0.3%
Boyne USA, Inc.(a)
05/15/2029	4.750%	140,000	127,445
Carnival Corp.(a)
03/01/2026	7.625%	602,000	605,660
08/01/2028	4.000%	623,000	568,650
08/15/2029	7.000%	183,000	187,791
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	461,000	499,775
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(a)
05/01/2025	5.500%	651,000	651,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	239,000	232,267
10/01/2028	6.500%	334,000	333,344
Cinemark USA, Inc.(a)
05/01/2025	8.750%	55,000	55,000
03/15/2026	5.875%	530,000	522,489
07/15/2028	5.250%	262,000	243,460
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	345,000	338,864
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NCL Corp., Ltd.(a)
03/15/2026	5.875%	407,000	398,613
02/15/2029	7.750%	104,000	106,371
NCL Finance Ltd.(a)
03/15/2028	6.125%	113,000	110,171
Royal Caribbean Cruises Ltd.(a)
08/31/2026	5.500%	657,000	644,660
07/15/2027	5.375%	266,000	258,828
01/15/2030	7.250%	675,000	695,091
03/15/2032	6.250%	183,000	180,299
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	471,000	469,997
Six Flags Entertainment Corp./Theme Parks, Inc.(a),(h)
05/01/2032	6.625%	557,000	554,744
Six Flags Theme Parks, Inc.(a)
07/01/2025	7.000%	31,000	31,029
Vail Resorts, Inc.(a),(h)
05/15/2032	6.500%	249,000	249,394
Viking Cruises Ltd.(a)
02/15/2029	7.000%	547,000	544,849
07/15/2031	9.125%	344,000	368,787
Total			8,978,578
Life Insurance 0.1%
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	2,100,000	2,060,460
Lodging 0.1%
Hilton Domestic Operating Co., Inc.(a)
05/01/2025	5.375%	61,000	60,708
05/01/2028	5.750%	67,000	66,182
02/15/2032	3.625%	253,000	212,610
04/01/2032	6.125%	521,000	513,811
Hilton Grand Vacations Borrower Escrow LLC(a)
01/15/2032	6.625%	447,000	440,063
Marriott Ownership Resorts, Inc.(a)
06/15/2029	4.500%	188,000	168,964
Wyndham Hotels & Resorts, Inc.(a)
08/15/2028	4.375%	312,000	286,540
Total			1,748,878
Media and Entertainment 0.6%
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%	716,000	606,859
09/15/2028	9.000%	406,000	417,680
06/01/2029	7.500%	458,000	368,840
04/01/2030	7.875%	481,000	471,043
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%	632,000	586,180
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
iHeartCommunications, Inc.
05/01/2026	6.375%		772,634	652,840
05/01/2027	8.375%		633,486	336,207
Netflix, Inc.
05/15/2029	4.625%	EUR	1,696,000	1,883,580
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%		972,000	926,311
01/15/2029	4.250%		139,000	123,719
03/15/2030	4.625%		764,000	674,949
02/15/2031	7.375%		156,000	160,127
Playtika Holding Corp.(a)
03/15/2029	4.250%		474,000	407,721
Roblox Corp.(a)
05/01/2030	3.875%		328,000	283,524
Univision Communications, Inc.(a)
08/15/2028	8.000%		601,000	601,424
05/01/2029	4.500%		243,000	210,912
06/30/2030	7.375%		214,000	205,109
Warnermedia Holdings, Inc.
03/15/2062	5.391%		9,599,000	7,348,120
Total				16,265,145
Metals and Mining 0.2%
Alcoa Nederland Holding BV(a)
03/15/2031	7.125%		207,000	209,488
Allegheny Technologies, Inc.
10/01/2029	4.875%		108,000	100,551
10/01/2031	5.125%		633,000	578,796
Constellium NV(a)
02/15/2026	5.875%		614,000	608,945
Constellium SE(a)
06/15/2028	5.625%		988,000	953,512
04/15/2029	3.750%		887,000	787,034
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%		906,000	877,196
04/01/2029	6.125%		441,000	432,535
Kaiser Aluminum Corp.(a)
03/01/2028	4.625%		83,000	77,340
06/01/2031	4.500%		507,000	444,145
Novelis Corp.(a)
11/15/2026	3.250%		256,000	239,352
01/30/2030	4.750%		554,000	504,762
08/15/2031	3.875%		309,000	261,772
Total				6,075,428
Midstream 1.0%
Antero Midstream Partners LP/Finance Corp.(a)
02/01/2032	6.625%		352,000	350,580
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CNX Midstream Partners LP(a)
04/15/2030	4.750%	370,000	326,961
Delek Logistics Partners LP/Finance Corp.(a)
03/15/2029	8.625%	945,000	951,940
DT Midstream, Inc.(a)
06/15/2029	4.125%	891,000	807,137
06/15/2031	4.375%	239,000	212,469
Enbridge, Inc.
04/05/2027	5.250%	4,086,000	4,054,927
EQM Midstream Partners LP(a)
01/15/2029	4.500%	220,000	203,520
04/01/2029	6.375%	231,000	229,246
01/15/2031	4.750%	1,099,000	1,004,902
EQM Midstream Partners LP
07/15/2048	6.500%	1,564,000	1,545,424
Galaxy Pipeline Assets Bidco Ltd.(a)
09/30/2040	3.250%	3,995,000	2,895,625
Hess Midstream Operations LP(a)
02/15/2030	4.250%	202,000	182,633
ITT Holdings LLC(a)
08/01/2029	6.500%	324,000	292,970
Kinder Morgan Energy Partners LP
09/01/2044	5.400%	3,960,000	3,537,383
NuStar Logistics LP
10/01/2025	5.750%	832,000	828,066
06/01/2026	6.000%	1,385,000	1,376,386
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	5,285,000	4,280,930
Sunoco LP(a)
05/01/2029	7.000%	417,000	423,448
05/01/2032	7.250%	393,000	399,142
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	715,000	684,425
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	1,179,000	1,041,069
08/15/2031	4.125%	1,222,000	1,069,892
11/01/2033	3.875%	2,567,000	2,104,826
Venture Global LNG, Inc.(a)
06/01/2028	8.125%	249,000	254,722
06/01/2031	8.375%	762,000	782,248
02/01/2032	9.875%	292,000	311,437
Total			30,152,308
Natural Gas 0.2%
NiSource, Inc.
05/01/2030	3.600%	3,737,000	3,366,958
05/15/2047	4.375%	2,457,000	1,941,330
Total			5,308,288
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Oil Field Services 0.1%
Kodiak Gas Services LLC(a)
02/15/2029	7.250%		187,000	189,076
Nabors Industries Ltd.(a)
01/15/2026	7.250%		650,000	643,704
Nabors Industries, Inc.(a)
05/15/2027	7.375%		285,000	282,428
01/31/2030	9.125%		262,000	271,038
Transocean Aquila Ltd.(a)
09/30/2028	8.000%		531,000	540,077
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%		507,000	520,470
Transocean, Inc.(a)
05/15/2029	8.250%		150,000	149,073
05/15/2031	8.500%		368,000	366,056
USA Compression Partners LP/Finance Corp.(a)
03/15/2029	7.125%		535,000	531,243
Total				3,493,165
Other Industry 0.0%
Williams Scotsman International, Inc.(a)
08/15/2028	4.625%		215,000	198,635
Other REIT 0.2%
Digital Dutch Finco BV(a)
03/15/2030	1.500%	EUR	1,680,000	1,546,726
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%		331,000	325,214
06/15/2029	4.750%		2,141,000	1,908,873
Park Intermediate Holdings LLC/Domestic Property/Finance Co-Issuer(a)
10/01/2028	5.875%		256,000	247,580
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%		233,000	213,342
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%		181,000	183,932
02/15/2029	4.500%		156,000	143,680
04/01/2032	6.500%		323,000	316,692
RLJ Lodging Trust LP(a)
07/01/2026	3.750%		219,000	206,388
09/15/2029	4.000%		241,000	208,889
Service Properties Trust(a)
11/15/2031	8.625%		309,000	326,170
Total				5,627,486
Packaging 0.1%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%		479,000	464,778
09/01/2029	4.000%		1,304,000	1,075,899
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Canpack SA/US LLC(a)
11/15/2029	3.875%	755,000	662,223
Clydesdale Acquisition Holdings, Inc.(a)
04/15/2030	8.750%	210,000	202,951
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	540,000	530,436
08/15/2027	8.500%	373,000	369,526
Total			3,305,813
Pharmaceuticals 0.6%
1375209 BC Ltd.(a)
01/30/2028	9.000%	123,000	120,704
Amgen, Inc.
03/02/2063	5.750%	3,618,000	3,452,354
Bausch Health Companies, Inc.(a)
10/15/2030	14.000%	43,000	27,729
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	1,286,000	1,034,019
Organon Finance 1 LLC(a)
04/30/2028	4.125%	354,000	322,527
04/30/2031	5.125%	777,000	672,039
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%	11,305,000	10,778,947
Total			16,408,319
Property & Casualty 0.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	472,000	440,363
10/15/2027	6.750%	547,000	536,938
04/15/2028	6.750%	849,000	848,383
11/01/2029	5.875%	819,000	754,135
01/15/2031	7.000%	776,000	778,869
AmWINS Group, Inc.(a)
02/15/2029	6.375%	385,000	380,697
AssuredPartners, Inc.(a)
01/15/2029	5.625%	670,000	610,968
02/15/2032	7.500%	536,000	522,184
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	584,000	532,406
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	186,000	186,052
HUB International Ltd.(a)
12/01/2029	5.625%	574,000	528,554
01/31/2032	7.375%	545,000	541,787
HUB International, Ltd.(a)
06/15/2030	7.250%	1,541,000	1,565,334
Panther Escrow Issuer LLC(a)
06/01/2031	7.125%	700,000	703,645
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
USI, Inc.(a)
01/15/2032	7.500%	334,000	332,181
Total			9,262,496
Railroads 0.0%
Genesee & Wyoming, Inc.(a)
04/15/2032	6.250%	488,000	484,899
Refining 0.0%
HF Sinclair Corp.(a)
04/15/2027	6.375%	146,000	146,057
Restaurants 0.1%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	755,000	752,437
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2030	6.750%	636,000	553,983
IRB Holding Corp.(a)
06/15/2025	7.000%	1,015,000	1,015,542
Yum! Brands, Inc.
03/15/2031	3.625%	223,000	192,559
04/01/2032	5.375%	507,000	478,793
Total			2,993,314
Retailers 0.6%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	131,000	118,686
02/15/2032	5.000%	905,000	804,371
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	153,000	139,366
Hanesbrands, Inc.(a)
05/15/2026	4.875%	285,000	275,646
02/15/2031	9.000%	273,000	271,549
L Brands, Inc.(a)
07/01/2025	9.375%	28,000	29,022
10/01/2030	6.625%	789,000	788,813
L Brands, Inc.
06/15/2029	7.500%	63,000	64,807
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	234,000	213,729
08/01/2031	8.250%	227,000	236,031
Lithia Motors, Inc.(a)
01/15/2031	4.375%	325,000	284,376
Lowe’s Companies, Inc.
04/01/2062	4.450%	5,509,000	4,214,099
09/15/2062	5.800%	8,127,000	7,789,643
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	406,000	374,731
02/15/2029	7.750%	628,000	596,826
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	657,000	524,945
Total			16,726,640
Supermarkets 0.0%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	7.500%	76,000	77,152
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	569,000	540,096
01/15/2027	4.625%	688,000	657,300
Total			1,274,548
Technology 1.1%
Block, Inc.
06/01/2026	2.750%	1,151,000	1,081,177
06/01/2031	3.500%	214,000	180,970
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	63,000	63,107
Broadcom, Inc.(a)
11/15/2036	3.187%	9,347,000	7,169,414
Camelot Finance SA(a)
11/01/2026	4.500%	657,000	625,967
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%	128,000	131,629
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%	211,000	213,296
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	252,000	229,519
07/01/2029	4.875%	911,000	829,881
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	1,445,000	1,392,211
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	814,000	754,896
Dun & Bradstreet Corp. (The)(a)
12/15/2029	5.000%	182,000	165,666
Entegris Escrow Corp.(a)
06/15/2030	5.950%	1,139,000	1,109,371
GoTo Group, Inc.(a)
05/01/2028	5.500%	419,528	281,086
05/01/2028	5.500%	182,072	155,561
GTCR W-2 Merger Sub LLC(a)
01/15/2031	7.500%	1,021,000	1,053,047
HealthEquity, Inc.(a)
10/01/2029	4.500%	587,000	535,624
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	749,000	659,649
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl(a),(h)
05/01/2029	8.750%	415,000	415,655
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	730,000	666,720
Iron Mountain, Inc.(a)
09/15/2027	4.875%	555,000	529,463
07/15/2028	5.000%	140,000	131,811
09/15/2029	4.875%	42,000	38,795
07/15/2030	5.250%	517,000	480,232
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	820,000	738,685
NCR Atleos Escrow Corp.(a)
04/01/2029	9.500%	705,000	749,315
NCR Corp.(a)
10/01/2028	5.000%	516,000	474,885
04/15/2029	5.125%	679,000	623,993
10/01/2030	5.250%	235,000	209,249
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	909,000	858,048
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	1,090,000	967,527
01/15/2033	5.000%	3,969,000	3,762,956
Picard Midco, Inc.(a)
03/31/2029	6.500%	1,144,000	1,084,881
PTC, Inc.(a)
02/15/2025	3.625%	149,000	146,234
Sabre GLBL, Inc.(a)
06/01/2027	8.625%	9,000	7,954
Seagate HDD Cayman(a)
12/15/2029	8.250%	336,000	355,864
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	606,000	583,423
UKG, Inc.(a)
02/01/2031	6.875%	858,000	859,559
Verscend Escrow Corp.(a)
08/15/2026	9.750%	497,000	497,000
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	951,000	840,338
Total			31,654,658
Transportation Services 0.3%
Avis Budget Car Rental LLC/Finance, Inc.(a)
02/15/2031	8.000%	517,000	494,938
ERAC USA Finance LLC(a)
05/01/2028	4.600%	7,614,000	7,400,104
Total			7,895,042
Wireless 0.7%
Altice France Holding SA(a)
02/15/2028	6.000%	559,000	164,167
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Altice France SA(a)
01/15/2028	5.500%	303,000	204,363
07/15/2029	5.125%	695,000	454,124
10/15/2029	5.500%	681,000	445,903
SBA Communications Corp.
02/01/2029	3.125%	576,000	501,629
Sprint Corp.
06/15/2024	7.125%	669,000	669,713
02/15/2025	7.625%	741,000	747,435
T-Mobile US, Inc.
02/15/2031	2.875%	18,247,000	15,481,090
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	730,000	598,467
07/15/2031	4.750%	600,000	501,226
04/15/2032	7.750%	450,000	443,274
Total			20,211,391
Wirelines 0.2%
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	599,000	610,007
03/15/2031	8.625%	576,000	581,738
Iliad Holding SAS(a)
10/15/2026	6.500%	1,064,000	1,058,673
10/15/2028	7.000%	1,654,000	1,617,634
Iliad Holding SASU(a),(h)
04/15/2031	8.500%	250,000	250,175
Verizon Communications, Inc.
03/21/2031	2.550%	1,050,000	871,518
Total			4,989,745
Total Corporate Bonds & Notes (Cost $704,406,802)			638,456,103

Foreign Government Obligations(l) 1.8%

Canada 0.1%
NOVA Chemicals Corp.(a)
05/01/2025	5.000%	221,000	217,210
06/01/2027	5.250%	445,000	419,694
11/15/2028	8.500%	197,000	206,896
05/15/2029	4.250%	441,000	371,598
02/15/2030	9.000%	729,000	750,859
Total			1,966,257
Colombia 0.3%
Colombia Government International Bond
04/15/2031	3.125%	3,793,000	2,927,290
04/22/2032	3.250%	2,860,000	2,145,909
05/15/2049	5.200%	4,442,000	3,060,942
Total			8,134,141
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Dominican Republic 0.0%
Dominican Republic International Bond(a)
01/25/2027	5.950%	785,000	771,420
Egypt 0.1%
Egypt Government International Bond(a)
02/16/2031	5.875%	4,255,000	3,322,002
India 0.1%
Export-Import Bank of India(a)
01/15/2030	3.250%	2,250,000	1,978,649
Indonesia 0.1%
Indonesia Asahan Aluminium PT/Mineral Industri Persero(a)
05/15/2030	5.450%	2,150,000	2,074,065
Ivory Coast 0.1%
Ivory Coast Government International Bond(a)
06/15/2033	6.125%	2,801,000	2,427,888
Mexico 0.4%
Petroleos Mexicanos
03/13/2027	6.500%	3,251,000	3,042,674
09/21/2047	6.750%	4,198,000	2,679,173
01/23/2050	7.690%	2,000,000	1,394,939
01/28/2060	6.950%	6,830,000	4,344,827
Total			11,461,613
Paraguay 0.1%
Paraguay Government International Bond(a)
08/11/2044	6.100%	2,465,000	2,273,572
Qatar 0.2%
Qatar Government International Bond(a)
03/14/2049	4.817%	2,400,000	2,121,554
Qatar Petroleum(a)
07/12/2031	2.250%	5,762,000	4,678,208
Total			6,799,762
Russian Federation 0.0%
Gazprom OAO Via Gaz Capital SA(a)
02/06/2028	4.950%	1,320,000	854,956
Saudi Arabia 0.1%
Saudi Government International Bond(a)
04/17/2049	5.000%	2,550,000	2,201,503
South Africa 0.0%
Republic of South Africa Government International Bond
09/30/2049	5.750%	1,994,000	1,408,895
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Foreign Government Obligations(l) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Arab Emirates 0.2%
DP World Ltd.(a)
09/25/2048	5.625%	3,620,000	3,313,362
DP World PLC(a)
07/02/2037	6.850%	3,540,000	3,722,601
Total			7,035,963
Total Foreign Government Obligations (Cost $65,406,647)			52,710,686

Inflation-Indexed Bonds 0.3%

United States 0.3%
U.S. Treasury Inflation-Indexed Bond
10/15/2028	2.375%	7,482,187	7,525,151
Total Inflation-Indexed Bonds (Cost $7,675,245)			7,525,151

Residential Mortgage-Backed Securities - Agency 38.8%

Fannie Mae REMICS(b),(m)
CMO Series 2023-46 Class SC
30-day Average SOFR + 5.886% Cap 6.000% 06/25/2050	0.556%	36,963,555	3,154,252
CMO Series 2023-57 Class SA
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 02/25/2050	0.556%	43,339,719	3,853,135
CMO Series 2023-65 Class S
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 03/25/2050	0.556%	19,157,586	1,481,247
Federal Home Loan Mortgage Corp.
04/01/2026	4.000%	26,714	26,252
12/01/2046- 08/01/2052	3.500%	74,754,743	64,658,716
12/01/2051	2.500%	19,301,912	15,514,738
02/01/2052- 05/01/2052	3.000%	66,896,432	55,511,218
03/01/2052	2.000%	27,131,850	20,525,626
09/01/2052- 10/01/2053	5.000%	44,213,385	42,545,985
02/01/2053- 05/01/2053	4.500%	61,028,552	56,478,172
09/01/2053- 12/01/2053	5.500%	43,762,564	42,871,903
12/01/2053	6.000%	24,338,058	24,386,672
Federal Home Loan Mortgage Corp.(n)
09/01/2049	3.000%	4,301,068	3,603,778
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.(b),(m)
CMO Series 3922 Class SH
-1.0 x 30-day Average SOFR + 5.786% Cap 5.900% 09/15/2041	0.456%	175,807	10,744
CMO Series 4097 Class ST
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 08/15/2042	0.606%	562,859	47,516
CMO Series 4620 Class AS
-1.0 x 30-day Average SOFR + 0.554% 11/15/2042	0.105%	537,404	35,468
CMO Series 4903 Class SA
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 08/25/2049	0.606%	9,543,574	831,476
CMO Series 4979 Class KS
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 06/25/2048	0.606%	4,708,096	458,543
CMO STRIPS Series 2012-278 Class S1
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 09/15/2042	0.606%	718,289	47,812
CMO STRIPS Series 309 Class S4
-1.0 x 30-day Average SOFR + 5.856% Cap 5.970% 08/15/2043	0.526%	349,822	25,397
Federal Home Loan Mortgage Corp.(m)
CMO Series 4176 Class BI
03/15/2043	3.500%	639,770	81,657
Federal Home Loan Mortgage Corp. REMICS(b),(m)
CMO Series 4703 Class SA
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/15/2047	0.706%	18,498,859	1,885,763
CMO Series 4920 Class SA
-1.0 x 30-day Average SOFR + 6.164% Cap 6.050% 10/15/2049	0.606%	34,090,545	3,118,521
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 5345 Class SE
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 01/15/2048	0.556%	28,324,732	2,296,799
Federal Home Loan Mortgage Corp. REMICS(m)
CMO Series 5034 Class GI
11/25/2050	2.500%	18,120,999	2,801,885
CMO Series 5078 Class TI
02/25/2051	2.500%	23,370,389	3,713,284
CMO Series 5187 Class IK
01/25/2052	3.000%	21,768,637	3,987,540
Federal National Mortgage Association(b)
6-month Term SOFR + 1.415% Floor 1.415%, Cap 11.040% 06/01/2032	5.665%	2,195	2,173
1-year CMT + 2.305% Floor 2.305%, Cap 10.430% 07/01/2037	6.055%	45,242	45,254
Federal National Mortgage Association(n)
08/01/2043- 02/01/2048	4.000%	8,490,191	7,828,371
04/01/2049- 11/01/2051	3.000%	32,226,649	27,059,043
Federal National Mortgage Association
01/01/2052- 04/01/2052	2.500%	47,354,201	37,627,813
01/01/2052- 04/01/2052	3.000%	38,345,678	31,920,075
04/01/2052- 07/01/2052	4.000%	61,531,949	55,589,712
05/01/2052- 09/01/2052	3.500%	104,144,550	90,331,629
09/01/2052- 09/01/2053	5.000%	35,521,962	34,121,564
10/01/2053	5.500%	21,378,420	20,943,337
CMO Series 2017-72 Class B
09/25/2047	3.000%	4,488,236	3,951,455
Federal National Mortgage Association(b),(m)
CMO Series 2013-101 Class CS
-1.0 x 30-day Average SOFR + 5.786% Cap 5.900% 10/25/2043	0.456%	1,812,608	134,936
CMO Series 2014-93 Class ES
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2045	0.706%	1,070,935	105,344
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2016-31 Class VS
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 06/25/2046	0.556%	784,206	71,081
CMO Series 2016-53 Class KS
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 08/25/2046	0.556%	3,569,802	321,039
CMO Series 2016-57 Class SA
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 08/25/2046	0.556%	7,764,476	741,009
CMO Series 2017-109 Class SA
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2048	0.706%	3,844,271	429,386
CMO Series 2017-20 Class SA
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 04/25/2047	0.656%	3,422,957	334,554
CMO Series 2017-54 Class NS
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	0.706%	3,088,047	258,371
CMO Series 2017-54 Class SN
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	0.706%	6,269,630	683,815
CMO Series 2018-66 Class SM
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 09/25/2048	0.756%	4,208,948	409,652
CMO Series 2018-67 MS Class MS
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 09/25/2048	0.756%	3,205,509	343,525
CMO Series 2018-74 Class SA
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 10/25/2048	0.706%	5,795,017	535,793
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2019-33 Class SB
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 07/25/2049	0.606%	13,887,853	1,227,217
CMO Series 2019-42 Class SA
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 08/25/2049	0.606%	24,767,704	2,175,134
CMO Series 2019-60 Class SH
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 10/25/2049	0.606%	8,836,975	822,603
CMO Series 2019-67 Class SE
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 11/25/2049	0.606%	7,630,066	870,224
Federal National Mortgage Association REMICS(b),(m)
CMO Series 2013-26 Class SE
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 04/25/2043	0.706%	16,198,676	1,569,692
Freddie Mac REMICS(m)
CMO Series 5152 Class XI
11/25/2050	2.500%	38,337,446	4,606,175
CMO Series 5287 Class NI
05/25/2051	3.500%	20,005,408	3,733,887
Freddie Mac REMICS(b),(m)
CMO Series 5326 Class SE
-1.0 x 30-day Average SOFR + 5.950% Cap 5.950% 08/25/2053	0.620%	21,250,251	1,075,541
CMO Series 5362 Class S
-1.0 x 30-day Average SOFR + 5.936% Cap 6.050% 05/15/2049	0.606%	24,207,439	2,027,383
Government National Mortgage Association(b)
1-year CMT + 1.500% Floor 1.500%, Cap 11.500% 07/20/2025	3.625%	1,234	1,224
Government National Mortgage Association(n)
04/20/2048	4.500%	3,227,036	3,049,660
Government National Mortgage Association(m)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	3,124,157	349,770
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-175 Class KI
11/20/2050	2.500%	22,504,401	3,035,796
CMO Series 2020-189 Class HI
12/20/2050	3.000%	28,169,611	4,458,872
CMO Series 2020-191 Class UG
12/20/2050	3.500%	14,737,024	2,560,870
CMO Series 2021-119 Class QI
07/20/2051	3.000%	20,156,363	3,185,004
CMO Series 2021-140 Class IJ
08/20/2051	3.000%	34,398,708	5,757,993
CMO Series 2021-16 Class KI
01/20/2051	2.500%	20,232,659	2,729,681
CMO Series 2021-89 Class IO
05/20/2051	3.000%	21,788,430	3,460,702
CMO Series 2021-97 Class IQ
06/20/2051	2.500%	12,978,571	1,601,928
Government National Mortgage Association(b),(m)
CMO Series 2016-120 Class NS
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 09/20/2046	0.670%	21,406,894	2,027,072
CMO Series 2017-130 Class GS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2047	0.770%	9,049,064	1,153,790
CMO Series 2017-130 Class HS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2047	0.770%	4,157,263	327,419
CMO Series 2017-134 Class SD
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 09/20/2047	0.770%	15,821,971	1,611,620
CMO Series 2017-149 Class BS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 10/20/2047	0.770%	5,236,661	488,833
CMO Series 2017-153 Class SE
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 10/20/2047	0.770%	20,191,809	1,788,675
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-163 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 11/20/2047	0.770%	2,130,632	186,113
CMO Series 2017-37 Class SB
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 03/20/2047	0.720%	3,138,651	292,101
CMO Series 2018-103 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2048	0.770%	2,945,491	268,745
CMO Series 2018-112 Class LS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2048	0.770%	3,716,324	333,111
CMO Series 2018-125 Class SK
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 09/20/2048	0.820%	4,819,494	331,182
CMO Series 2018-134 Class KS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 10/20/2048	0.770%	3,847,579	332,329
CMO Series 2018-139 Class SC
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 10/20/2048	0.720%	2,689,292	227,150
CMO Series 2018-148 Class HS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 11/20/2045	0.770%	22,370,708	2,181,155
CMO Series 2018-148 Class SB
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 01/20/2048	0.770%	7,477,585	714,992
CMO Series 2018-151 Class SA
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 11/20/2048	0.720%	6,291,489	554,709
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-89 Class MS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 06/20/2048	0.770%	3,820,712	311,289
CMO Series 2018-89 Class SM
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 06/20/2048	0.770%	5,054,975	354,952
CMO Series 2018-91 Class DS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2048	0.770%	3,696,085	314,611
CMO Series 2019-20 Class JS
-1.0 x 1-month Term SOFR + 5.886% Cap 6.000% 02/20/2049	0.570%	5,971,448	502,757
CMO Series 2019-5 Class SH
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 01/20/2049	0.720%	4,360,103	373,431
CMO Series 2019-56 Class SG
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 05/20/2049	0.720%	4,701,494	416,608
CMO Series 2019-59 Class KS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2049	0.620%	4,621,175	406,669
CMO Series 2019-6 Class SD
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 01/20/2049	0.670%	19,474,926	1,688,443
CMO Series 2019-85 Class SC
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2049	0.720%	4,213,218	364,184
CMO Series 2019-90 Class SD
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2049	0.720%	6,743,167	655,330
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2020-21 Class VS
-1.0 x 1-month Term SOFR + 6.164% Cap 6.050% 02/20/2050	0.620%	3,167,744	294,249
CMO Series 2020-61 Class SW
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 08/20/2049	0.620%	24,877,414	2,098,405
CMO Series 2020-62 Class SG
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 05/20/2050	0.720%	5,662,571	502,198
CMO Series 2021-116 Class YS
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 09/20/2050	0.770%	24,423,379	2,626,617
CMO Series 2022-18 Class SL
-1.0 x 30-day Average SOFR + 6.300% Cap 6.300% 01/20/2052	0.970%	22,264,063	2,538,758
CMO Series 2022-207 Class SC
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 01/20/2050	0.670%	39,189,339	3,387,276
CMO Series 2022-63 Class GS
-1.0 x 30-day Average SOFR + 5.500% Cap 5.500% 04/20/2052	0.170%	29,014,103	2,468,328
CMO Series 2022-81 Class SK
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2047	0.770%	20,786,927	2,111,422
CMO Series 2023-101 Class SE
-1.0 x 30-day Average SOFR + 6.000% Cap 6.000% 07/20/2053	0.670%	31,639,054	995,665
CMO Series 2023-132 Class SB
-1.0 x 30-day Average SOFR + 6.500% Cap 6.500% 09/20/2053	1.170%	52,792,764	3,292,357
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2023-141 Class SN
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 04/20/2049	0.620%	37,285,750	3,309,748
CMO Series 2023-17 Class SY
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2050	0.620%	37,825,452	3,258,837
CMO Series 2023-66 Class AS
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 09/20/2049	0.670%	32,604,482	2,887,277
CMO Series 2024-30 Class XH
-1.0 x 30-day Average SOFR + 5.850% Cap 5.850% 02/20/2054	0.520%	34,705,123	2,500,692
Government National Mortgage Association TBA(h)
05/20/2054	4.000%	96,000,000	86,987,688
05/20/2054	4.500%	50,000,000	46,561,997
05/20/2054	5.000%	75,000,000	71,788,896
Uniform Mortgage-Backed Security TBA(h)
05/15/2039	3.000%	32,000,000	29,027,214
05/13/2054	4.000%	18,000,000	16,097,848
05/13/2054	5.000%	15,000,000	14,212,615
05/13/2054	5.500%	53,000,000	51,439,200
05/13/2054	6.000%	31,000,000	30,711,800
Total Residential Mortgage-Backed Securities - Agency (Cost $1,200,646,309)			1,113,348,743

Residential Mortgage-Backed Securities - Non-Agency 18.8%

510 Asset Backed Trust(a),(e)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	4,821,662	4,685,895
Angel Oak Mortgage Trust I LLC(a),(e)
CMO Series 2018-3 Class M1
09/25/2048	4.421%	1,987,190	1,958,995
BRAVO Residential Funding Trust(a),(e)
CMO Series 2021-A Class A1
10/25/2059	4.991%	6,102,290	5,931,384
BVRT Financing Trust(a),(b),(d)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	12,531,508	12,531,508
CAFL Issuer LLC(a),(e)
CMO Series 2021-RTL1 Class A1
03/28/2029	2.239%	5,510,173	5,302,755
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CHNGE Mortgage Trust(a),(e)
CMO Series 2022-1 Class M1
01/25/2067	3.990%	4,000,000	3,251,094
CMO Series 2022-3 Class A1
05/25/2067	5.000%	12,477,696	12,043,371
CMO Series 2022-5 Class A1
01/25/2058	6.000%	6,367,725	6,257,170
CMO Series 2023-3 Class A1
07/25/2058	7.100%	13,675,976	13,665,737
Citigroup Mortgage Loan Trust, Inc.(a)
Subordinated CMO Series 2014-C Class B1
02/25/2054	4.250%	2,301,222	2,241,220
COLT Mortgage Loan Trust(a),(e)
CMO Series 2021-3 Class A1
09/27/2066	0.956%	6,821,154	5,188,075
CMO Series 2021-5 Class A3
11/26/2066	2.807%	6,400,000	4,263,892
CMO Series 2021-6 Class A3
12/25/2066	3.006%	8,426,000	5,841,024
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2019-HRP1 Class M2
30-day Average SOFR + 2.264% 11/25/2039	7.595%	2,070,525	2,085,509
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	7.230%	15,000,000	15,147,431
Credit Suisse Mortgage Trust(a),(e)
CMO Series 2021-NQM1 Class A3
05/25/2065	1.199%	1,456,959	1,226,592
CSMC Trust(a),(e)
CMO Series 2020-RPL2 Class A12
02/25/2060	3.561%	12,341,200	12,491,689
CMO Series 2022-RPL3 Class A1
03/25/2061	3.613%	10,959,111	10,877,430
Deephaven Residential Mortgage Trust(a),(e)
CMO Series 2020-2 Class M1
05/25/2065	4.112%	7,190,000	6,851,409
CMO Series 2021-4 Class A1
11/25/2066	1.931%	5,830,299	4,771,391
CMO Series 2021-4 Class A3
11/25/2066	2.239%	6,048,935	4,926,920
Ellington Financial Mortgage Trust(a),(e)
CMO Series 2019-2 Class M1
11/25/2059	3.469%	2,500,000	2,174,439
FIGRE Trust(a),(e)
CMO Series 2023-HE3 Class B
01/25/2042	7.507%	3,256,591	3,287,907
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
FMC GMSR Issuer Trust(a),(e)
CMO Series 2020-GT1 Class A
01/25/2026	4.450%	10,500,000	9,608,524
Freddie Mac STACR(b)
CMO Series 2020-CS02 Class M4
30-day Average SOFR + 0.000% 06/25/2033	4.617%	4,060,040	3,933,845
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-DNA5 Class M2
30-day Average SOFR + 1.650% 01/25/2034	6.980%	2,615,496	2,630,391
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	7.580%	10,417,086	10,669,917
CMO Series 2022-DNA1 Class M1B
30-day Average SOFR + 1.850% 01/25/2042	7.180%	7,900,000	7,964,447
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	10.580%	16,582,000	17,951,421
CMO Series 2023-HQA1 Class M1B
30-day Average SOFR + 3.500% 05/25/2043	8.830%	6,000,000	6,321,759
Subordinated CMO Series 2021-HQA1 Class B2
30-day Average SOFR + 5.000% 08/25/2033	10.330%	9,400,000	9,989,479
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2019-CS03 Class M2
30-day Average SOFR + 0.114% 10/25/2032	5.445%	437,096	435,336
GCAT LLC(a),(e)
CMO Series 2021-CM1 Class A1
04/25/2065	1.469%	6,092,184	5,567,520
GCAT Trust(a),(e)
CMO Series 2021-NQM6 Class A2
08/25/2066	2.710%	4,100,000	3,085,829
CMO Series 2021-NQM6 Class A3
08/25/2066	2.810%	7,500,000	5,300,471
CMO Series 2021-NQM7 Class A3
08/25/2066	2.891%	10,000,000	7,257,003
Genworth Mortgage Insurance Corp.(a),(b)
CMO Series 2021-3 Class M1B
30-day Average SOFR + 2.900% Floor 2.900% 02/25/2034	8.230%	18,000,000	18,158,080
Imperial Fund Mortgage Trust(a),(e)
CMO Series 2021-NQM4 Class A2
01/25/2057	2.296%	3,329,286	2,725,390
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Legacy Mortgage Asset Trust(a),(e)
CMO Series 2021-GS1 Class A1
10/25/2066	4.892%	5,011,739	4,849,019
CMO Series 2021-GS2 Class A1
04/25/2061	1.750%	3,968,451	3,833,049
CMO Series 2021-SL2 Class A
10/25/2068	1.875%	6,272,906	6,031,229
MFA Trust(a),(e)
CMO Series 2020-NQM1 Class M1
08/25/2049	3.071%	2,800,000	2,462,911
CMO Series 2020-NQM2 Class M1
04/25/2065	3.034%	12,854,000	10,599,014
Mill City Mortgage Loan Trust(a),(e)
CMO Series 2023-NQM1 Class A1
10/25/2067	6.050%	4,285,397	4,231,785
New Residential Mortgage Loan Trust(a),(e)
Subordinated CMO Series 2020-RPL1 Class B4
11/25/2059	3.873%	10,000,000	6,026,568
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	1,980,910	1,901,178
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1B
30-day Average SOFR + 2.050% Floor 2.050% 10/25/2033	7.380%	1,351,219	1,353,564
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month Term SOFR + 3.864% Floor 3.750% 05/30/2025	9.183%	2,056,356	2,060,480
Point Securitization Trust(a),(e)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	8,101,106	7,754,275
Preston Ridge Partners Mortgage Trust(a),(e)
CMO Series 2021-2 Class A1
03/25/2026	2.115%	3,405,130	3,342,428
CMO Series 2021-3 Class A1
04/25/2026	1.867%	8,783,980	8,518,130
CMO Series 2021-7 Class A1
08/25/2026	1.867%	5,026,816	4,835,093
CMO Series 2021-8 Class A1
09/25/2026	1.743%	4,146,759	3,965,724
PRET LLC(a),(e)
CMO Series 2024-NPL1 Class A1
01/25/2054	7.143%	10,414,134	10,309,651
CMO Series 2024-RN1 Class A1
03/25/2054	7.143%	13,168,011	13,034,723
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners(a),(e)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	13,535,443	12,938,536
Pretium Mortgage Credit Partners I LLC(a),(e)
CMO Series 2021-NPL2 Class A1
06/27/2060	1.992%	6,693,578	6,405,584
Pretium Mortgage Credit Partners LLC(a),(e)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	3,673,417	3,524,280
PRPM LLC(a),(e)
CMO Series 2021-RPL1 Class A1
07/25/2051	1.319%	3,602,369	3,198,288
RCO Mortgage LLC(a),(e)
CMO Series 2024-1 Class A1
01/25/2029	7.021%	9,294,859	9,211,962
Residential Mortgage Loan Trust(a),(e)
CMO Series 2019-3 Class A3
09/25/2059	3.044%	70,580	68,751
Saluda Grade Alternative Mortgage Trust(a)
CMO Series 2020-FIG1 Class A1
09/25/2050	3.568%	2,486,090	2,403,843
Saluda Grade Alternative Mortgage Trust(a),(c),(d),(e)
Subordinated CMO Series 2023-FIG4 Class CE
11/25/2053	0.000%	5,878,069	10,010,940
SG Residential Mortgage Trust(a),(e)
CMO Series 2019-3 Class M1
09/25/2059	3.526%	3,801,000	3,557,747
Stanwich Mortgage Loan Co. LLC(a),(e)
CMO Series 2021-NPB1 Class A1
10/16/2026	2.735%	5,928,057	5,691,297
Starwood Mortgage Residential Trust(a),(e)
CMO Series 2020-3 Class M1
04/25/2065	3.544%	6,500,000	5,349,666
CMO Series 2021-3 Class A1
06/25/2056	1.127%	1,993,307	1,588,565
CMO Series 2021-6 Class A3
11/25/2066	2.933%	13,954,000	8,814,251
CMO Series 2022-2 Class A1
02/25/2067	3.141%	2,653,680	2,410,367
Toorak Mortgage Corp., Ltd.(a),(e)
CMO Series 2021-1 Class A1
06/25/2024	3.240%	5,546,579	5,506,859
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M1B
1-month Term SOFR + 2.714% Floor 2.600% 10/25/2033	8.031%	99,123	99,061
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Unlock HEA Trust(a)
CMO Series 2023-1 Class A
10/25/2038	7.000%	7,464,456	7,141,323
VCAT Asset Securitization LLC(a),(e)
CMO Series 2021-NPL3 Class A2
05/25/2051	3.967%	3,980,000	3,477,575
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	7,503,951	7,154,630
VCAT LLC(a),(e)
CMO Series 2021-NPL4 Class A2
08/25/2051	3.844%	7,000,000	6,245,161
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	8,022,417	7,719,286
CMO Series 2021-NPL5 Class A2
08/25/2051	3.844%	7,500,000	6,845,252
Vericrest Opportunity Loan Transferee CVI LLC(a),(e)
CMO Series 2021-NP12 Class A1
12/26/2051	2.734%	16,542,327	15,784,726
Vericrest Opportunity Loan Transferee XCIX LLC(a),(e)
CMO Series 2021-NPL8 Class A1
04/25/2051	2.116%	3,475,405	3,372,355
Vericrest Opportunity Loan Transferee XCVI LLC(a),(e)
CMO Series 2021-NPL5 Class A1
03/27/2051	5.116%	4,077,606	3,999,622
Verus Securitization Trust(a),(e)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	13,245,000	11,283,772
CMO Series 2020-4 Class M1
05/25/2065	3.291%	4,000,000	3,625,769
CMO Series 2021-5 Class A2
09/25/2066	1.218%	1,827,515	1,494,731
CMO Series 2021-5 Class A3
09/25/2066	1.373%	3,460,232	2,839,002
CMO Series 2021-5 Class M1
09/25/2066	2.331%	2,600,000	1,661,327
CMO Series 2021-7 Class A3
10/25/2066	2.240%	6,095,194	4,973,741
CMO Series 2021-R1 Class A1
10/25/2063	0.820%	1,436,753	1,333,629
Subordinated CMO Series 2021-8 Class B1
11/25/2066	4.242%	12,412,000	9,102,180
Visio Trust(a),(e)
CMO Series 2019-2 Class A3
11/25/2054	3.076%	718,184	679,300
Visio Trust(a)
CMO Series 2021-1R Class A1
05/25/2056	1.280%	5,743,041	5,104,728
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2021-1R Class A2
05/25/2056	1.484%	1,821,084	1,613,643
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $574,154,254)			539,942,819

Senior Loans 1.4%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(o)
Tranche I Term Loan
3-month Term SOFR + 2.750% 08/24/2028	8.598%	299,250	300,689
Airlines 0.0%
AAdvantage Loyalty IP Ltd./American Airlines, Inc.(b),(o)
Term Loan
6-month Term SOFR + 3.500% 06/04/2029	8.775%	300,000	300,876
Air Canada(b),(o)
Term Loan
3-month Term SOFR + 2.500% 03/21/2031	7.833%	200,000	201,250
United Airlines, Inc.(b),(o)
Tranche B Term Loan
3-month Term SOFR + 2.750% 02/22/2031	8.076%	91,907	92,166
Total			594,292
Automotive 0.0%
American Axle & Manufacturing, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/13/2029	8.921%	300,000	301,032
First Brands Group LLC(b),(o)
1st Lien Term Loan
3-month Term SOFR + 5.000% Floor 1.000% 03/30/2027	10.591%	299,298	286,453
Total			587,485
Brokerage/Asset Managers/Exchanges 0.1%
AlixPartners LLP(b),(o)
Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 02/04/2028	7.930%	299,229	299,935
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aretec Group, Inc.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 4.500% 08/09/2030	9.916%	299,246	300,608
Citadel Securities LP(b),(o)
Term Loan
1-month Term SOFR + 2.250% 07/29/2030	7.566%	199,510	199,885
Hightower Holding LLC (b),(o)
Term Loan
3-month Term SOFR + 4.000% Floor 0.750% 04/21/2028	9.586%	299,233	300,169
Russell Investments US Institutional Holdco, Inc.(b),(o)
Pay-In-Kind Term Loan
1-month Term SOFR + 5.000% Floor 1.000% 05/30/2027	10.330%	208,000	186,160
VFH Parent LLC(b),(o)
Term Loan
1-month Term SOFR + 3.000% 01/13/2029	8.416%	300,000	299,532
Total			1,586,289
Building Materials 0.1%
Foundation Building Materials, Inc.(b),(o),(p)
1st Lien Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 01/31/2028	8.841%	300,000	300,543
Hunter Douglas Holding BV(b),(o)
Tranche B1 Term Loan
3-month Term SOFR + 3.500% Floor 0.500% 02/26/2029	8.824%	299,239	296,782
LBM Acquisition LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 12/17/2027	9.166%	299,230	299,356
Quikrete Holdings, Inc.(b),(o)
Tranche B1 1st Lien Term Loan
1-month Term SOFR + 2.500% 04/14/2031	7.819%	299,219	299,326
SRS Distribution, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 06/02/2028	8.666%	298,473	300,333
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Standard Building Solutions, Inc.(b),(o)
Term Loan
1-month Term SOFR + 2.250% Floor 0.500% 09/22/2028	7.680%	298,791	299,508
White Cap Supply Holdings LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/19/2027	9.066%	298,473	299,368
Total			2,095,216
Cable and Satellite 0.0%
UPC Financing Partnership(b),(o)
Tranche AX Term Loan
1-month Term SOFR + 3.000% 01/31/2029	8.435%	300,000	298,800
Virgin Media Bristol LLC(b),(o)
Tranche N Term Loan
1-month Term SOFR + 2.500% 01/31/2028	7.935%	300,000	294,225
Total			593,025
Chemicals 0.1%
Axalta Coating Systems Dutch Holding B BV/Axalta Coating Systems US Holdings, Inc.(b),(o)
Tranche B6 Term Loan
1-month Term SOFR + 2.000% Floor 0.500% 12/20/2029	7.330%	287,400	288,119
Ineos Quattro Holdings UK Ltd.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.250% 04/02/2029	9.666%	300,000	298,875
Ineos US Finance LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% 02/07/2031	9.066%	300,000	300,564
Olympus Water US Holding Corp.(b),(o)
Term Loan
3-month Term SOFR + 3.750% 11/09/2028	9.321%	299,235	299,651
Windsor Holdings III LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.000% 08/01/2030	9.319%	299,250	301,494
WR Grace Holdings LLC(b),(o)
Term Loan
3-month Term SOFR + 3.750% Floor 0.500% 09/22/2028	9.321%	513,188	513,187
Total			2,001,890
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Cyclical Services 0.1%
8th Avenue Food & Provisions, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.180%	375,855	361,058
APX Group, Inc.(b),(o)
Term Loan
3-month Term SOFR + 2.750% Floor 0.500% 07/10/2028	10.750%	299,233	299,233
Arches Buyer, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	8.666%	299,227	288,547
Cast & Crew LLC(b),(o),(p)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 12/29/2028	9.080%	147,727	147,681
Conservice Midco LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 4.000% 05/13/2027	9.316%	299,250	299,624
Corporation Service Co.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 11/02/2029	8.066%	317,565	318,226
Cushman & Wakefield US Borrower LLC(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 01/31/2030	8.666%	299,246	299,620
Fleet Midco I Ltd.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.250% 02/21/2031	8.566%	100,000	100,250
PG Polaris Bidco SARL(b),(o)
Term Loan
3-month Term SOFR + 3.500% 03/26/2031	8.812%	283,237	284,180
Prime Security Services Borrower LLC(b),(o),(p)
Tranche B1 1st Lien Term Loan
3-month Term SOFR + 2.250% 10/13/2030	7.579%	149,250	149,429
Sotheby’s(b),(o)
Term Loan
3-month Term SOFR + 4.500% Floor 0.500% 01/15/2027	10.090%	245,269	238,779
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Uber Technologies, Inc.(b),(o)
Term Loan
3-month Term SOFR + 2.750% 03/03/2030	8.079%	299,052	300,828
Total			3,087,455
Consumer Products 0.0%
Amer Sports Co.(b),(o)
Term Loan
3-month Term SOFR + 3.250% 02/17/2031	8.576%	264,045	264,623
Bombardier Recreational Products, Inc.(b),(o)
Term Loan
1-month Term SOFR + 2.750% 01/22/2031	8.066%	300,000	300,141
Recess Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month Term SOFR + 4.500% Floor 1.000% 02/20/2030	9.843%	300,000	300,750
Total			865,514
Diversified Manufacturing 0.1%
Barnes Group, Inc.(b),(o)
Term Loan
1-month Term SOFR + 2.500% 09/03/2030	7.816%	299,248	299,715
CD&R Hydra Buyer, Inc.(b),(o)
Term Loan
3-month Term SOFR + 4.000% 03/25/2031	9.420%	86,364	87,083
EMRLD Borrower LP(b),(o)
Tranche B Term Loan
1-month Term SOFR + 2.500% 05/31/2030	7.816%	286,143	286,988
Husky Injection Molding Systems Ltd./Yukon Acquisition, Inc.(b),(o),(p)
Tranche B Term Loan
3-month Term SOFR + 5.000% 02/01/2029	8.326%	254,386	255,604
Madison IAQ LLC(b),(o)
Term Loan
1-month Term SOFR + 3.250% 06/21/2028	8.680%	299,231	299,192
TK Elevator Midco GmbH(b),(o)
Tranche B2 Term Loan
6-month Term SOFR + 3.500% Floor 0.500% 04/30/2030	8.791%	299,250	300,378
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
WEC US Holdings Ltd.(b),(o),(p)
Term Loan
1-month Term SOFR + 2.750% 01/27/2031	8.066%	285,210	285,330
Total			1,814,290
Electric 0.0%
Calpine Corp.(b),(o)
Term Loan
1-month Term SOFR + 2.000% 01/13/2031	7.316%	300,000	299,424
EFS Cogen Holdings I LLC(b),(o)
Tranche B Term Loan
3-month Term SOFR + 3.500% Floor 1.000% 10/01/2027	9.080%	193,077	192,957
Vistra Zero Operating Company LLC(b),(o),(p)
Term Loan
1-month Term SOFR + 2.750% 04/30/2031	8.068%	158,333	158,837
Total			651,218
Environmental 0.0%
Covanta Holdings Corp. (b),(o)
Tranche B Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 11/30/2028	7.816%	278,039	277,889
Tranche C Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 11/30/2028	7.816%	21,252	21,240
Total			299,129
Food and Beverage 0.0%
Aramark Intermediate HoldCo Corp.(b),(o)
Tranche B7 Term Loan
1-month Term SOFR + 2.000% 04/06/2028	7.316%	300,000	299,814
Primary Products Finance LLC(b),(o)
Tranche B Term Loan
3-month Term SOFR + 3.500% Floor 0.500% 04/01/2029	8.952%	299,250	299,065
Triton Water Holdings, Inc.(b),(o)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 03/31/2028	8.814%	299,231	297,836
Total			896,715
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Gaming 0.1%
Caesars Entertainment, Inc.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 02/06/2031	8.066%	221,053	221,163
ECL Entertainment LLC(b),(o),(p)
Tranche B Term Loan
3-month Term SOFR + 4.000% 08/31/2030	9.317%	144,944	145,996
Entain PLC(b),(o)
Tranche B2 Term Loan
3-month Term SOFR + 3.500% Floor 0.500% 10/31/2029	8.909%	299,243	299,758
Fertitta Entertainment LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 01/27/2029	9.069%	299,237	299,772
Flutter Entertainment PLC(b),(o)
Tranche B Term Loan
3-month Term SOFR + 2.250% Floor 0.500% 11/25/2030	7.559%	299,250	299,516
HRNI Holdings LLC(b),(o)
Tranche B Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 12/11/2028	9.702%	295,312	289,962
Ontario Gaming GTA LP(b),(o),(p)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.500% 08/01/2030	9.559%	251,927	253,134
Penn Entertainment, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 05/03/2029	8.166%	299,239	299,331
Scientific Games Holdings LP(b),(o),(p)
1st Lien Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 04/04/2029	8.556%	300,000	299,952
Total			2,408,584
Health Care 0.1%
Agiliti Health, Inc.(b),(o),(p)
Tranche B Term Loan
3-month Term SOFR + 3.000% 05/01/2030	8.332%	83,333	83,855
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Medline Borrower LP(b),(o)
Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 10/23/2028	8.068%	454,281	455,285
Parexel International, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 11/15/2028	8.680%	299,237	300,018
Select Medical Corp.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.000% 03/06/2027	8.316%	288,662	288,843
Star Parent, Inc.(b),(o)
Term Loan
3-month Term SOFR + 4.000% 09/27/2030	9.309%	300,000	299,814
Surgery Center Holdings, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.500% 12/19/2030	8.815%	300,000	301,563
Upstream Newco, Inc.(b),(o)
1st Lien Term Loan
3-month Term SOFR + 4.250% 11/20/2026	9.841%	299,231	273,584
Total			2,002,962
Independent Energy 0.0%
Hamilton Projects Acquiror LLC(b),(o)
Term Loan
1-month Term SOFR + 4.500% Floor 1.000% 06/17/2027	9.930%	329,375	331,092
Leisure 0.1%
Alterra Mountain Co.(b),(o)
Tranche B4 Term Loan
1-month Term SOFR + 3.250% 08/17/2028	8.577%	349,105	350,267
Carnival Corp.(b),(o)
Term Loan
1-month Term SOFR + 3.000% Floor 0.750% 08/09/2027	8.319%	268,407	269,749
Cinemark USA, Inc.(b),(o)
Term Loan
3-month Term SOFR + 3.750% Floor 0.500% 05/24/2030	9.062%	299,244	300,205
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Formula One Management Ltd.(b),(o)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 2.250% Floor 0.500% 01/15/2030	7.559%	300,000	300,225
Motion Acquisition Ltd.(b),(o),(p)
Tranche B Term Loan
3-month Term SOFR + 3.500% 11/12/2029	9.071%	231,460	231,055
UFC Holdings LLC(b),(o)
Tranche B3 1st Lien Term Loan
3-month Term SOFR + 2.750% Floor 0.750% 04/29/2026	8.336%	299,148	299,615
Total			1,751,116
Lodging 0.0%
Hilton Grand Vacations Borrower LLC(b),(o),(p)
Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 08/02/2028	7.816%	300,000	300,189
Playa Resorts Holding BV(b),(o)
Term Loan
1-month Term SOFR + 3.250% 01/05/2029	8.565%	299,242	300,296
Total			600,485
Media and Entertainment 0.1%
AppLovin Corp.(b),(o)
Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 10/25/2028	7.816%	300,000	300,225
Cengage Learning, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 1.000% 03/24/2031	9.565%	200,000	200,358
Creative Artists Agency LLC(b),(o)
Tranche B2 Term Loan
1-month Term SOFR + 3.250% 11/27/2028	8.566%	300,000	300,918
Dotdash Meredith, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 12/01/2028	9.429%	299,233	296,241
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
E.W. Scripps Co. (The)(b),(o)
Tranche B3 Term Loan
1-month Term SOFR + 3.000% Floor 0.750% 01/07/2028	8.430%	298,911	280,172
Playtika Holding Corp.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 2.750% 03/13/2028	8.180%	299,229	299,172
StubHub Holdco Sub LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 4.750% 03/15/2030	10.066%	195,763	195,579
Univision Communications, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.250% Floor 0.750% 01/31/2029	8.680%	299,236	298,240
Total			2,170,905
Midstream 0.0%
CQP Holdco LP(b),(o)
Term Loan
3-month Term SOFR + 3.000% Floor 0.500% 12/31/2030	8.302%	299,250	300,028
Oryx Midstream Services Permian Basin LLC(b),(o)
Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 10/05/2028	8.436%	299,250	299,998
Whitewater DBR Holdco LLC(b),(o)
Term Loan
3-month Term SOFR + 2.750% 03/03/2031	8.052%	245,455	245,558
Total			845,584
Other Financial Institutions 0.1%
19th Holdings Golf LLC(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/07/2029	8.673%	299,239	294,939
Freeport LNG Investments LLLP(b),(o)
Tranche B Term Loan
3-month Term SOFR + 3.500% Floor 0.500% 12/21/2028	9.086%	348,205	345,830
GIP Pilot Acquisition Partners LP(b),(o)
Term Loan
3-month Term SOFR + 3.000% 10/04/2030	8.308%	299,250	300,297
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
IGT Holding IV AB/IFS(b),(o)
Tranche B2 Term Loan
3-month Term SOFR + 3.400% Floor 0.500% 03/31/2028	8.972%	299,229	299,977
Total			1,241,043
Other Industry 0.0%
Artera Services LLC(b),(o)
Tranche C 1st Lien Term Loan
3-month Term SOFR + 4.500% 02/15/2031	9.809%	71,186	71,750
Brand Industrial Services, Inc.(b),(o)
Tranche C Term Loan
3-month Term SOFR + 4.500% Floor 0.500% 08/01/2030	9.799%	16,667	16,712
KBR, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 2.250% 01/17/2031	7.566%	375,000	375,859
Total			464,321
Packaging 0.0%
Charter Next Generation, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.500% 12/01/2027	8.816%	349,098	350,309
Clydesdale Acquisition Holdings, Inc.(b),(o)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.675% Floor 0.500% 04/13/2029	9.091%	299,238	300,361
Pactiv Evergreen, Inc.(b),(o)
Tranche B3 Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 09/24/2028	8.680%	300,000	301,449
Total			952,119
Pharmaceuticals 0.0%
Jazz Pharmaceuticals PLC(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 05/05/2028	8.430%	299,146	300,830
Property & Casualty 0.1%
AssuredPartners, Inc.(b),(o),(p)
Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 02/14/2031	8.816%	300,000	301,266
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Asurion LLC(b),(o)
Tranche B9 Term Loan
1-month Term SOFR + 3.250% 07/31/2027	8.680%	299,229	290,252
Broadstreet Partners, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.750% 01/27/2029	9.066%	299,250	299,998
Hub International Ltd.(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.750% 06/20/2030	8.575%	300,000	301,488
Sedgwick Claims Management Services, Inc./Lightning Cayman Merger Sub Ltd.(b),(o)
Term Loan
1-month Term SOFR + 3.750% 02/24/2028	9.066%	299,244	300,256
Truist Insurance Holdings LLC(b),(o),(p)
Tranche B Term Loan
3-month Term SOFR + 3.250% 03/24/2031	8.586%	202,778	203,159
Total			1,696,419
Restaurants 0.0%
1011778 BC ULC(b),(o)
Tranche B5 Term Loan
1-month Term SOFR + 2.250% 09/20/2030	7.566%	199,250	199,392
IRB Holding Corp.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 2.750% Floor 0.750% 12/15/2027	8.166%	300,000	300,345
Whatabrands LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 08/03/2028	8.680%	398,980	400,308
Total			900,045
Retailers 0.0%
Great Outdoors Group LLC(b),(o)
Tranche B2 Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 03/06/2028	9.180%	349,105	348,917
Harbor Freight Tools USA, Inc.(b),(o)
Term Loan
1-month Term SOFR + 2.750% Floor 0.500% 10/19/2027	8.180%	300,000	300,081
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
PetSmart LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/11/2028	9.166%	298,465	293,839
Total			942,837
Technology 0.3%
Adeia, Inc.(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.500% 06/08/2028	8.930%	279,979	281,029
Ascend Learning LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 12/11/2028	8.916%	743,296	740,196
2nd Lien Term Loan
1-month Term SOFR + 5.750% Floor 0.500% 12/10/2029	11.166%	338,000	330,959
athenahealth Group, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/15/2029	8.566%	299,239	298,490
Barracuda Parent LLC(b),(o)
1st Lien Term Loan
6-month Term SOFR + 4.500% Floor 0.500% 08/15/2029	9.814%	299,242	299,195
Boost Newco Borrower LLC(b),(o)
Term Loan
3-month Term SOFR + 3.000% Floor 0.500% 01/31/2031	8.309%	300,000	300,564
Camelot US Acquisition LLC(b),(o)
Term Loan
1-month Term SOFR + 2.750% 01/31/2031	8.066%	300,000	300,468
Central Parent LLC(b),(o)
1st Lien Term Loan
3-month Term SOFR + 4.000% 07/06/2029	9.309%	350,000	351,243
Cloud Software Group, Inc.(b),(o)
Tranche A 1st Lien Term Loan
3-month Term SOFR + 4.500% 09/29/2028	9.909%	398,869	398,422
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cloudera, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/08/2028	9.166%	298,473	296,856
Cotiviti Holdings, Inc.(b),(o),(p)
Term Loan
3-month Term SOFR + 3.250% 05/01/2031	8.563%	300,000	300,249
DCert Buyer, Inc.(b),(o)
2nd Lien Term Loan
1-month Term SOFR + 7.000% 02/19/2029	12.316%	134,667	120,780
Dun & Bradstreet Corp. (The)(b),(o)
Tranche B2 Term Loan
1-month Term SOFR + 2.750% 01/18/2029	8.068%	300,000	300,459
Ellucian Holdings, Inc.(b),(o)
Tranche B1 1st Lien Term Loan
1-month Term SOFR + 3.500% Floor 0.500% 10/09/2029	8.916%	298,196	298,995
Genesys Cloud Services Holdings I LLC(b),(o)
Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 12/01/2027	9.180%	61,210	61,516
Greeneden US Holdings I LLC(b),(o)
Term Loan
1-month Term SOFR + 3.500% Floor 0.750% 12/01/2027	8.816%	23,017	23,095
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL(b),(o)
Term Loan
3-month Term SOFR + 3.750% 07/18/2030	9.077%	184,154	183,386
Idemia Group SAS(b),(o)
Tranche B5 Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 09/30/2028	9.559%	300,000	300,750
Idera, Inc.(b),(o)
Tranche B1 1st Lien Term Loan
3-month Term SOFR + 3.750% Floor 0.750% 03/02/2028	9.206%	299,229	297,592
Ingram Micro, Inc.(b),(o)
Tranche B Term Loan
3-month Term SOFR + 3.000% Floor 0.500% 06/30/2028	8.571%	300,000	300,750
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Lummus Technology Holdings V LLC(b),(o)
Tranche B Term Loan
1-month Term SOFR + 3.500% 12/31/2029	8.930%	152,909	153,313
McAfee Corp.(b),(o)
Tranche B1 Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 03/01/2029	9.177%	299,239	299,280
Mitchell International, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 10/15/2028	9.180%	299,237	299,437
Nielsen Consumer, Inc.(b),(o)
Term Loan
1-month Term SOFR + 6.250% Floor 0.500% 03/06/2028	11.566%	299,246	298,031
Open Text Corp.(b),(o)
Term Loan
1-month Term SOFR + 2.750% 01/31/2030	8.166%	284,115	284,751
Peraton Corp.(b),(o)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/01/2028	9.166%	398,949	398,878
Proofpoint, Inc.(b),(o)
1st Lien Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 08/31/2028	8.680%	299,235	300,450
Sovos Compliance LLC(b),(o)
1st Lien Term Loan
1-month Term SOFR + 4.500% Floor 0.500% 08/11/2028	9.930%	299,235	295,291
UKG, Inc.(b),(o)
1st Lien Term Loan
3-month Term SOFR + 3.500% 02/10/2031	8.814%	315,036	316,400
Ultra Clean Holdings, Inc.(b),(o)
Term Loan
1-month Term SOFR + 3.500% 02/25/2028	8.816%	122,673	122,827
Total			8,553,652
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Transportation Services 0.0%
Brown Group Holding LLC(b),(o)
Tranche B2 Term Loan
3-month Term SOFR + 3.000% Floor 0.500% 07/02/2029	8.334%	300,000	300,189
Wireless 0.0%
Crown Subsea Communications Holdings, Inc.(b),(o)
Term Loan
3-month Term SOFR + 4.750% Floor 0.750% 01/30/2031	10.080%	300,000	301,875
Total Senior Loans (Cost $41,196,480)			41,137,265

U.S. Treasury Obligations 1.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
06/30/2025	2.750%	20,000,000	19,444,531
08/15/2025	2.000%	15,000,000	14,408,789
08/15/2045	2.875%	14,000,000	10,233,125
02/15/2046	2.500%	9,000,000	6,101,719
Total U.S. Treasury Obligations (Cost $54,556,026)			50,188,164

Call Option Contracts Purchased 0.1%
Value ($)
(Cost $7,351,500)	3,170,069

Put Option Contracts Purchased 0.2%

(Cost $4,688,184)	6,969,971

Money Market Funds 6.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.485%(q),(r)	193,728,589	193,670,471
Total Money Market Funds (Cost $193,660,990)		193,670,471
Total Investments in Securities (Cost: $3,420,614,546)		3,198,314,448
Other Assets & Liabilities, Net		(325,498,431)
Net Assets		2,872,816,017
At April 30, 2024, securities and/or cash totaling $41,217,164 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
3,494,900 EUR	3,732,518 USD	Citi	06/07/2024	—	(2,845)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	3,243	06/2024	USD	348,419,813	—	(8,798,121)
U.S. Treasury 2-Year Note	2,731	06/2024	USD	553,454,219	—	(1,125,144)
U.S. Treasury 5-Year Note	3,241	06/2024	USD	339,469,431	—	(5,866,013)
U.S. Treasury Ultra Bond	406	06/2024	USD	48,542,375	—	(3,320,177)
Total					—	(19,109,455)

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bund	(1,222)	06/2024	EUR	(158,957,760)	2,196,993	—
U.S. Long Bond	(487)	06/2024	USD	(55,426,688)	2,567,093	—
Total					4,764,086	—

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	60,000,000	60,000,000	3.80	04/10/2025	1,842,000	1,106,700
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	50,000,000	50,000,000	4.00	11/06/2024	1,500,000	753,680
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	90,000,000	90,000,000	3.75	11/29/2024	2,853,000	946,026
5-Year OTC interest rate swap with Citi to receive exercise rate and pay SOFR	Citi	USD	90,000,000	90,000,000	3.80	09/20/2024	1,156,500	363,663
Total							7,351,500	3,170,069

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	25,000,000	25,000,000	4.50	04/25/2025	613,750	576,175
10-Year OTC interest rate swap with Goldman Sachs International to receive SOFR and pay exercise rate	Goldman Sachs International	USD	50,000,000	50,000,000	4.50	04/16/2025	1,177,500	1,139,585
5-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	192,000,000	192,000,000	4.50	10/07/2024	995,136	2,054,093
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	175,000,000	175,000,000	4.50	10/02/2024	848,750	1,853,530
5-Year OTC interest rate swap with Morgan Stanley to receive SOFR and pay exercise rate	Morgan Stanley	USD	123,888,000	123,888,000	4.50	10/15/2024	1,053,048	1,346,588
Total							4,688,184	6,969,971

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	7,000,000	1,024,797	(3,500)	1,718,942	—	—	(697,645)
Markit CMBX North America Index, Series 12 BBB-	Citi	08/17/2061	3.000	Monthly	USD	5,800,000	1,295,220	(2,900)	1,547,331	—	—	(255,011)
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	1,700,000	248,879	(850)	250,368	—	—	(2,339)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	8,000,000	1,641,352	(4,000)	313,927	—	1,323,425	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	1,700,000	248,879	(850)	55,353	—	192,676	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Credit default swap contracts - buy protection (continued)
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Morgan Stanley	11/17/2059	3.000	Monthly	USD	1,000,000	205,169	(500)	56,134	—	148,535	—
Markit CMBX North America Index, Series 16 BBB-	Morgan Stanley	04/17/2065	3.000	Monthly	USD	5,780,000	961,513	(2,890)	1,320,525	—	—	(361,902)
Total							5,625,809	(15,490)	5,262,580	—	1,664,636	(1,316,897)

Cleared credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 42	Morgan Stanley	06/20/2029	5.000	Quarterly	USD	105,714,939	259,817	—	—	259,817	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	Citi	11/17/2059	3.000	Monthly	13.463	USD	7,000,000	(1,436,181)	3,500	—	(807,664)	—	(625,017)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	13.463	USD	5,000,000	(1,025,843)	2,500	—	(1,041,271)	17,928	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	13.463	USD	5,000,000	(1,025,845)	2,500	—	(806,605)	—	(216,740)
Markit CMBX North America Index, Series 8 BBB-	Morgan Stanley	10/17/2057	3.000	Monthly	33.880	USD	7,000,000	(774,452)	3,500	—	(1,384,908)	613,956	—
Total								(4,262,321)	12,000	—	(4,040,448)	631,884	(841,757)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At April 30, 2024, the total value of these securities amounted to $1,325,075,197, which represents 46.12% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of April 30, 2024.
(c)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2024, the total value of these securities amounted to $13,803,980, which represents 0.48% of total net assets.

(d)	Valuation based on significant unobservable inputs.
(e)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2024.

(f)	Non-income producing investment.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Notes to Portfolio of Investments (continued)
(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(h)	Represents a security purchased on a when-issued basis.
(i)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of April 30, 2024.

(j)	Represents a security in default.
(k)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(l)	Principal and interest may not be guaranteed by a governmental entity.
(m)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(n)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(o)
The stated interest rate represents the weighted average interest rate at April 30, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(p)	Represents a security purchased on a forward commitment basis.
(q)	The rate shown is the seven-day current annualized yield at April 30, 2024.
(r)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.485%
	214,376,314	1,592,116,639	(1,612,814,111)	(8,371)	193,670,471	5,919	8,800,444	193,728,589
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal Securities
TBA	To Be Announced
Currency Legend
EUR	Euro
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	485,961,585	3,751,971	489,713,556
Commercial Mortgage-Backed Securities - Non-Agency	—	60,706,912	—	60,706,912
Common Stocks
Financials	348,789	—	—	348,789
Industrials	76,830	—	—	76,830
Total Common Stocks	425,619	—	—	425,619
Convertible Bonds	—	348,919	—	348,919
Corporate Bonds & Notes	—	638,415,034	41,069	638,456,103
Foreign Government Obligations	—	52,710,686	—	52,710,686
Inflation-Indexed Bonds	—	7,525,151	—	7,525,151
Residential Mortgage-Backed Securities - Agency	—	1,113,348,743	—	1,113,348,743
Residential Mortgage-Backed Securities - Non-Agency	—	517,400,371	22,542,448	539,942,819
Senior Loans	—	41,137,265	—	41,137,265
U.S. Treasury Obligations	—	50,188,164	—	50,188,164
Call Option Contracts Purchased	—	3,170,069	—	3,170,069
Put Option Contracts Purchased	—	6,969,971	—	6,969,971
Money Market Funds	193,670,471	—	—	193,670,471
Total Investments in Securities	194,096,090	2,977,882,870	26,335,488	3,198,314,448
Investments in Derivatives
Asset
Futures Contracts	4,764,086	—	—	4,764,086
Swap Contracts	—	2,556,337	—	2,556,337
Liability
Forward Foreign Currency Exchange Contracts	—	(2,845)	—	(2,845)
Futures Contracts	(19,109,455)	—	—	(19,109,455)
Swap Contracts	—	(2,158,654)	—	(2,158,654)
Total	179,750,721	2,978,277,708	26,335,488	3,184,363,917
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 04/30/2023 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 04/30/2024 ($)
Asset-Backed Securities — Non-Agency	16,858,904	67,106	—	43,525	—	(6,235,064)	—	(6,982,500)	3,751,971
Corporate Bonds & Notes	41,069	—	—	—	—	—	—	—	41,069
Residential Mortgage-Backed Securities — Non-Agency	51,697,995	(122,952)	19,719	1,505,711	10,286,609	(40,844,634)	—	—	22,542,448
Total	68,597,968	(55,846)	19,719	1,549,236	10,286,609	(47,079,698)	—	(6,982,500)	26,335,488
(a) Change in unrealized appreciation (depreciation) relating to securities held at April 30, 2024 was $67,467, which is comprised of Asset-Backed Securities — Non-Agency of $43,525 and Residential Mortgage-Backed Securities — Non-Agency of $23,942.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. The following table is a summary of valuation technique(s) used to value the Fund’s investments at April 30, 2024:
	Valuation Technique	Value ($)
Asset-Backed Securities - Non-Agency	Single Market Quotes from Broker	3,751,971
Corporate Bonds & Notes	Market Approach	41,069
Residential Mortgage-Backed Securities - Non-Agency	Single Market Quotes from Broker	22,542,448
Total		26,335,488
The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Statement of Assets and Liabilities
April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,214,913,872)	$2,994,503,937
Affiliated issuers (cost $193,660,990)	193,670,471
Option contracts purchased (cost $12,039,684)	10,140,040
Cash	353,036
Foreign currency (cost $69,013)	68,749
Cash collateral held at broker for:
Swap contracts	250,000
TBA	3,943,938
Margin deposits on:
Swap contracts	5,733,369
Unrealized appreciation on swap contracts	2,296,520
Upfront payments on swap contracts	5,262,580
Receivable for:
Investments sold	11,590,207
Investments sold on a delayed delivery basis	176,810
Capital shares sold	11,727,859
Dividends	611,595
Interest	16,382,830
Foreign tax reclaims	3,944
Variation margin for futures contracts	1,384,640
Variation margin for swap contracts	383,030
Expense reimbursement due from Investment Manager	10,086
Prepaid expenses	11,901
Deferred compensation of board members	390,702
Total assets	3,258,896,244
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,845
Unrealized depreciation on swap contracts	2,158,654
Upfront receipts on swap contracts	4,040,448
Payable for:
Investments purchased	1,553,946
Investments purchased on a delayed delivery basis	358,818,445
Capital shares redeemed	4,232,767
Distributions to shareholders	10,417,843
Variation margin for futures contracts	3,998,366
Management services fees	37,633
Distribution and/or service fees	4,373
Transfer agent fees	284,829
Compensation of board members	1,793
Other expenses	75,185
Deferred compensation of board members	453,100
Total liabilities	386,080,227
Net assets applicable to outstanding capital stock	$2,872,816,017
Represented by
Paid in capital	3,675,622,141
Total distributable earnings (loss)	(802,806,124)
Total - representing net assets applicable to outstanding capital stock	$2,872,816,017
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Statement of Assets and Liabilities (continued)
April 30, 2024
Class A
Net assets	$538,728,566
Shares outstanding	18,525,375
Net asset value per share	$29.08
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$29.98
Advisor Class
Net assets	$248,401,508
Shares outstanding	8,552,343
Net asset value per share	$29.04
Class C
Net assets	$21,437,842
Shares outstanding	737,123
Net asset value per share	$29.08
Institutional Class
Net assets	$1,267,197,137
Shares outstanding	43,549,267
Net asset value per share	$29.10
Institutional 2 Class
Net assets	$307,788,950
Shares outstanding	10,598,285
Net asset value per share	$29.04
Institutional 3 Class
Net assets	$482,333,516
Shares outstanding	16,575,597
Net asset value per share	$29.10
Class R
Net assets	$6,928,498
Shares outstanding	238,145
Net asset value per share	$29.09
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Statement of Operations
Year Ended April 30, 2024

Net investment income
Income:
Dividends — affiliated issuers	$8,800,444
Interest	158,549,447
Interfund lending	15,965
Foreign taxes withheld	(4,589)
Total income	167,361,267
Expenses:
Management services fees	14,224,533
Distribution and/or service fees
Class A	1,453,249
Class C	200,211
Class R	32,848
Transfer agent fees
Class A	702,467
Advisor Class	311,501
Class C	24,116
Institutional Class	1,616,548
Institutional 2 Class	162,114
Institutional 3 Class	27,511
Class R	7,909
Custodian fees	72,718
Printing and postage fees	162,938
Registration fees	188,906
Accounting services fees	52,005
Legal fees	47,201
Interest on collateral	323,394
Compensation of chief compliance officer	566
Compensation of board members	45,690
Deferred compensation of board members	21,132
Other	56,218
Total expenses	19,733,775
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(4,222,849)
Fees waived by transfer agent
Institutional 2 Class	(4,520)
Institutional 3 Class	(9,242)
Expense reduction	(1,477)
Total net expenses	15,495,687
Net investment income	151,865,580
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Statement of Operations (continued)
Year Ended April 30, 2024
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(73,562,528)
Investments — affiliated issuers	5,919
Foreign currency translations	(13,750)
Forward foreign currency exchange contracts	177,132
Futures contracts	(52,601,440)
Option contracts purchased	(26,763,799)
Option contracts written	5,946,589
Swap contracts	(13,588,844)
Net realized loss	(160,400,721)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	11,135,432
Investments — affiliated issuers	(8,371)
Foreign currency translations	(2,744)
Forward foreign currency exchange contracts	7,514
Futures contracts	(28,794,945)
Option contracts purchased	16,108,751
Option contracts written	(4,376,507)
Swap contracts	860,954
Net change in unrealized appreciation (depreciation)	(5,069,916)
Net realized and unrealized loss	(165,470,637)
Net decrease in net assets resulting from operations	$(13,605,057)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Statement of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations
Net investment income	$151,865,580	$113,204,638
Net realized loss	(160,400,721)	(286,596,696)
Net change in unrealized appreciation (depreciation)	(5,069,916)	62,495,596
Net decrease in net assets resulting from operations	(13,605,057)	(110,896,462)
Distributions to shareholders
Net investment income and net realized gains
Class A	(27,382,328)	(20,978,581)
Advisor Class	(12,801,510)	(10,698,456)
Class C	(795,301)	(389,030)
Institutional Class	(66,542,492)	(47,006,366)
Institutional 2 Class	(14,669,979)	(5,384,392)
Institutional 3 Class	(23,851,164)	(12,457,516)
Class R	(295,498)	(181,261)
Total distributions to shareholders	(146,338,272)	(97,095,602)
Increase (decrease) in net assets from capital stock activity	229,962,152	(182,861,501)
Total increase (decrease) in net assets	70,018,823	(390,853,565)
Net assets at beginning of year	2,802,797,194	3,193,650,759
Net assets at end of year	$2,872,816,017	$2,802,797,194
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	April 30, 2024		April 30, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	2,315,300	68,985,562	2,905,622	89,205,065
Distributions reinvested	883,294	26,149,928	658,285	20,098,093
Shares redeemed	(4,920,258)	(145,175,088)	(4,609,085)	(142,309,477)
Net decrease	(1,721,664)	(50,039,598)	(1,045,178)	(33,006,319)
Advisor Class
Shares sold	2,469,900	73,347,755	2,384,891	73,731,809
Distributions reinvested	427,160	12,634,006	340,701	10,402,385
Shares redeemed	(2,969,857)	(87,825,253)	(5,034,516)	(154,910,307)
Net decrease	(72,797)	(1,843,492)	(2,308,924)	(70,776,113)
Class C
Shares sold	406,391	12,099,618	211,304	6,480,416
Distributions reinvested	25,312	749,655	12,072	368,005
Shares redeemed	(229,637)	(6,788,138)	(186,563)	(5,739,939)
Net increase	202,066	6,061,135	36,813	1,108,482
Institutional Class
Shares sold	19,075,781	566,506,785	18,265,651	562,848,690
Distributions reinvested	2,137,032	63,331,686	1,436,661	43,885,983
Shares redeemed	(20,245,504)	(600,466,233)	(22,689,272)	(693,946,716)
Net increase (decrease)	967,309	29,372,238	(2,986,960)	(87,212,043)
Institutional 2 Class
Shares sold	4,898,129	144,326,742	7,214,082	220,022,628
Distributions reinvested	495,438	14,667,767	175,765	5,378,164
Shares redeemed	(3,736,034)	(109,921,954)	(4,822,569)	(151,546,763)
Net increase	1,657,533	49,072,555	2,567,278	73,854,029
Institutional 3 Class
Shares sold	13,734,165	412,830,931	5,350,071	164,475,815
Distributions reinvested	560,666	16,623,367	222,256	6,795,490
Shares redeemed	(7,915,026)	(234,313,810)	(7,719,233)	(237,241,565)
Net increase (decrease)	6,379,805	195,140,488	(2,146,906)	(65,970,260)
Class R
Shares sold	111,026	3,290,152	28,342	869,254
Distributions reinvested	9,917	293,567	5,849	178,470
Shares redeemed	(47,303)	(1,384,893)	(62,951)	(1,907,001)
Net increase (decrease)	73,640	2,198,826	(28,760)	(859,277)
Total net increase (decrease)	7,485,892	229,962,152	(5,912,637)	(182,861,501)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 4/30/2024	$30.70	1.46	(1.67)	(0.21)	(1.41)	—	(1.41)
Year Ended 4/30/2023	$32.85	1.24	(2.34)	(1.10)	(1.05)	—	(1.05)
Year Ended 4/30/2022	$37.76	0.91	(4.87)	(3.96)	(0.87)	(0.08)	(0.95)
Year Ended 4/30/2021(e)	$36.96	1.16	2.64	3.80	(1.13)	(1.87)	(3.00)
Year Ended 4/30/2020(e)	$36.19	1.12	1.17	2.29	(1.04)	(0.48)	(1.52)
Advisor Class
Year Ended 4/30/2024	$30.66	1.54	(1.68)	(0.14)	(1.48)	—	(1.48)
Year Ended 4/30/2023	$32.81	1.30	(2.32)	(1.02)	(1.13)	—	(1.13)
Year Ended 4/30/2022	$37.71	0.98	(4.84)	(3.86)	(0.96)	(0.08)	(1.04)
Year Ended 4/30/2021(e)	$36.91	1.26	2.64	3.90	(1.23)	(1.87)	(3.10)
Year Ended 4/30/2020(e)	$36.16	1.20	1.15	2.35	(1.12)	(0.48)	(1.60)
Class C
Year Ended 4/30/2024	$30.70	1.24	(1.67)	(0.43)	(1.19)	—	(1.19)
Year Ended 4/30/2023	$32.85	1.01	(2.34)	(1.33)	(0.82)	—	(0.82)
Year Ended 4/30/2022	$37.77	0.64	(4.89)	(4.25)	(0.59)	(0.08)	(0.67)
Year Ended 4/30/2021(e)	$36.96	0.87	2.65	3.52	(0.84)	(1.87)	(2.71)
Year Ended 4/30/2020(e)	$36.19	0.84	1.17	2.01	(0.76)	(0.48)	(1.24)
Institutional Class
Year Ended 4/30/2024	$30.72	1.54	(1.68)	(0.14)	(1.48)	—	(1.48)
Year Ended 4/30/2023	$32.87	1.31	(2.33)	(1.02)	(1.13)	—	(1.13)
Year Ended 4/30/2022	$37.78	1.01	(4.87)	(3.86)	(0.97)	(0.08)	(1.05)
Year Ended 4/30/2021(e)	$36.98	1.26	2.64	3.90	(1.23)	(1.87)	(3.10)
Year Ended 4/30/2020(e)	$36.21	1.24	1.13	2.37	(1.12)	(0.48)	(1.60)
Institutional 2 Class
Year Ended 4/30/2024	$30.66	1.56	(1.68)	(0.12)	(1.50)	—	(1.50)
Year Ended 4/30/2023	$32.81	1.35	(2.35)	(1.00)	(1.15)	—	(1.15)
Year Ended 4/30/2022	$37.71	1.03	(4.86)	(3.83)	(0.99)	(0.08)	(1.07)
Year Ended 4/30/2021(e)	$36.91	1.28	2.64	3.92	(1.25)	(1.87)	(3.12)
Year Ended 4/30/2020(e)	$36.15	1.24	1.16	2.40	(1.16)	(0.48)	(1.64)
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 4/30/2024	$29.08	(0.67% )	0.88% (c)	0.74% (c),(d)	4.91%	261%	$538,729
Year Ended 4/30/2023	$30.70	(3.27% )	0.90% (c)	0.75% (c),(d)	4.02%	247%	$621,570
Year Ended 4/30/2022	$32.85	(10.72% )	0.87% (c)	0.74% (c),(d)	2.48%	173%	$699,471
Year Ended 4/30/2021 (e)	$37.76	10.36%	0.88% (c)	0.74% (c),(d)	3.00%	295%	$786,976
Year Ended 4/30/2020 (e)	$36.96	6.34%	0.90% (c)	0.74% (c),(d)	3.05%	272%	$694,852
Advisor Class
Year Ended 4/30/2024	$29.04	(0.43% )	0.63% (c)	0.49% (c),(d)	5.16%	261%	$248,402
Year Ended 4/30/2023	$30.66	(3.04% )	0.64% (c)	0.50% (c),(d)	4.24%	247%	$264,456
Year Ended 4/30/2022	$32.81	(10.49% )	0.62% (c)	0.49% (c),(d)	2.69%	173%	$358,749
Year Ended 4/30/2021 (e)	$37.71	10.62%	0.63% (c)	0.49% (c),(d)	3.27%	295%	$159,565
Year Ended 4/30/2020 (e)	$36.91	6.61%	0.65% (c)	0.49% (c),(d)	3.32%	272%	$93,369
Class C
Year Ended 4/30/2024	$29.08	(1.42% )	1.64% (c)	1.49% (c),(d)	4.16%	261%	$21,438
Year Ended 4/30/2023	$30.70	(3.99% )	1.65% (c)	1.50% (c),(d)	3.28%	247%	$16,428
Year Ended 4/30/2022	$32.85	(11.42% )	1.62% (c)	1.49% (c),(d)	1.73%	173%	$16,370
Year Ended 4/30/2021 (e)	$37.77	9.57%	1.63% (c)	1.49% (c),(d)	2.25%	295%	$20,492
Year Ended 4/30/2020 (e)	$36.96	5.55%	1.65% (c)	1.50% (c),(d)	2.30%	272%	$20,696
Institutional Class
Year Ended 4/30/2024	$29.10	(0.42% )	0.63% (c)	0.49% (c),(d)	5.16%	261%	$1,267,197
Year Ended 4/30/2023	$30.72	(3.02% )	0.65% (c)	0.50% (c),(d)	4.26%	247%	$1,307,981
Year Ended 4/30/2022	$32.87	(10.49% )	0.62% (c)	0.49% (c),(d)	2.75%	173%	$1,497,858
Year Ended 4/30/2021 (e)	$37.78	10.70%	0.63% (c)	0.49% (c),(d)	3.26%	295%	$1,062,540
Year Ended 4/30/2020 (e)	$36.98	6.61%	0.65% (c)	0.49% (c),(d)	3.30%	272%	$710,558
Institutional 2 Class
Year Ended 4/30/2024	$29.04	(0.36% )	0.57% (c)	0.42% (c)	5.23%	261%	$307,789
Year Ended 4/30/2023	$30.66	(2.96% )	0.57% (c)	0.42% (c)	4.40%	247%	$274,094
Year Ended 4/30/2022	$32.81	(10.43% )	0.55% (c)	0.42% (c)	2.80%	173%	$209,091
Year Ended 4/30/2021 (e)	$37.71	10.69%	0.57% (c)	0.43% (c)	3.33%	295%	$155,945
Year Ended 4/30/2020 (e)	$36.91	6.69%	0.57% (c)	0.42% (c)	3.38%	272%	$84,295
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 4/30/2024	$30.72	1.58	(1.68)	(0.10)	(1.52)	—	(1.52)
Year Ended 4/30/2023	$32.87	1.35	(2.33)	(0.98)	(1.17)	—	(1.17)
Year Ended 4/30/2022	$37.79	1.05	(4.88)	(3.83)	(1.01)	(0.08)	(1.09)
Year Ended 4/30/2021(e)	$36.98	1.29	2.66	3.95	(1.27)	(1.87)	(3.14)
Year Ended 4/30/2020(e)	$36.21	1.24	1.17	2.41	(1.16)	(0.48)	(1.64)
Class R
Year Ended 4/30/2024	$30.71	1.39	(1.68)	(0.29)	(1.33)	—	(1.33)
Year Ended 4/30/2023	$32.87	1.15	(2.33)	(1.18)	(0.98)	—	(0.98)
Year Ended 4/30/2022	$37.78	0.82	(4.87)	(4.05)	(0.78)	(0.08)	(0.86)
Year Ended 4/30/2021(e)	$36.97	1.06	2.66	3.72	(1.04)	(1.87)	(2.91)
Year Ended 4/30/2020(e)	$36.20	1.04	1.17	2.21	(0.96)	(0.48)	(1.44)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	4/30/2024	4/30/2023	4/30/2022	4/30/2021	4/30/2020
Class A	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Advisor Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class C	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 2 Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Institutional 3 Class	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%
Class R	0.01%	0.01%	less than 0.01%	less than 0.01%	less than 0.01%

(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Total Return Bond Fund  | Annual Report 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 4/30/2024	$29.10	(0.31% )	0.52% (c)	0.38% (c)	5.28%	261%	$482,334
Year Ended 4/30/2023	$30.72	(2.90% )	0.52% (c)	0.37% (c)	4.38%	247%	$313,215
Year Ended 4/30/2022	$32.87	(10.41% )	0.50% (c)	0.37% (c)	2.85%	173%	$405,759
Year Ended 4/30/2021 (e)	$37.79	10.73%	0.52% (c)	0.38% (c)	3.32%	295%	$354,336
Year Ended 4/30/2020 (e)	$36.98	6.86%	0.53% (c)	0.37% (c)	3.42%	272%	$525,287
Class R
Year Ended 4/30/2024	$29.09	(0.92% )	1.13% (c)	0.99% (c),(d)	4.68%	261%	$6,928
Year Ended 4/30/2023	$30.71	(3.54% )	1.15% (c)	1.00% (c),(d)	3.75%	247%	$5,052
Year Ended 4/30/2022	$32.87	(10.94% )	1.12% (c)	0.99% (c),(d)	2.24%	173%	$6,352
Year Ended 4/30/2021 (e)	$37.78	10.15%	1.13% (c)	0.99% (c),(d)	2.76%	295%	$4,752
Year Ended 4/30/2020 (e)	$36.97	6.08%	1.15% (c)	1.00% (c),(d)	2.79%	272%	$2,501
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements
April 30, 2024
Note 1. Organization
Columbia Total Return Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A and Class C shares are offered to the general public for investment. Class C shares automatically convert to Class A shares after 8 years. Advisor Class, Institutional Class, Institutional 2 Class, Institutional 3 Class and Class R shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.

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Notes to Financial Statements (continued)
April 30, 2024
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to
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Notes to Financial Statements (continued)
April 30, 2024
sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)
April 30, 2024
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
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Notes to Financial Statements (continued)
April 30, 2024
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the

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Notes to Financial Statements (continued)
April 30, 2024
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Financial Statements (continued)
April 30, 2024
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2024:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	2,556,337 *
Credit risk	Upfront payments on swap contracts	5,262,580
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	4,764,086 *
Interest rate risk	Investments, at value — Option contracts purchased	10,140,040
Total		22,723,043

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	2,158,654 *
Credit risk	Upfront receipts on swap contracts	4,040,448
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	2,845
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	19,109,455 *
Total		25,311,402

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(13,588,844)	(13,588,844)
Foreign exchange risk	177,132	—	—	—	—	177,132
Interest rate risk	—	(52,601,440)	(26,763,799)	5,946,589	—	(73,418,650)
Total	177,132	(52,601,440)	(26,763,799)	5,946,589	(13,588,844)	(86,830,362)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	860,954	860,954
Foreign exchange risk	7,514	—	—	—	—	7,514
Interest rate risk	—	(28,794,945)	16,108,751	(4,376,507)	—	(17,062,701)
Total	7,514	(28,794,945)	16,108,751	(4,376,507)	860,954	(16,194,233)

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Notes to Financial Statements (continued)
April 30, 2024
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended April 30, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,183,248,524
Futures contracts — short	591,228,054
Credit default swap contracts — buy protection	193,663,485
Credit default swap contracts — sell protection	32,671,196

Derivative instrument	Average value ($)
Option contracts purchased	5,115,011
Option contracts written	(302,881)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	28,703	(24,270)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
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Notes to Financial Statements (continued)
April 30, 2024
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.

Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2024:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	383,030	383,030
Call option contracts purchased	1,470,363	-	-	-	1,699,706	-	3,170,069
Put option contracts purchased	2,630,268	-	1,139,585	-	3,200,118	-	6,969,971
OTC credit default swap contracts (c)	-	3,266,273	250,368	1,903,309	2,139,150	-	7,559,100
Total assets	4,100,631	3,266,273	1,389,953	1,903,309	7,038,974	383,030	18,082,170
Liabilities
Forward foreign currency exchange contracts	2,845	-	-	-	-	-	2,845
OTC credit default swap contracts (c)	-	2,385,337	2,339	2,064,616	1,746,810	-	6,199,102
Total liabilities	2,845	2,385,337	2,339	2,064,616	1,746,810	-	6,201,947
Total financial and derivative net assets	4,097,786	880,936	1,387,614	(161,307)	5,292,164	383,030	11,880,223
Total collateral received (pledged) (d)	3,985,000	710,000	1,360,000	(161,307)	5,189,000	-	11,082,693
Net amount (e)	112,786	170,936	27,614	-	103,164	383,030	797,530

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)
Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of
Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2024 was 0.48% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to September 1, 2023, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended April 30, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.12
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2024, these minimum account balance fees reduced total expenses of the Fund by $1,477.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rates of 0.10%, 0.75% and 0.50% of the average daily net assets attributable to Class A, Class C and Class R shares of the Fund, respectively.
Although the Fund may pay distribution and service fees up to a maximum annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder services), the Fund currently limits such fees to an aggregate fee of not more than 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended April 30, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	3.00	0.50 - 1.00 (a)	341,530
Class C	—	1.00 (b)	3,025

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	September 1, 2023 through August 31, 2024	Prior to September 1, 2023
Class A	0.74%	0.74%
Advisor Class	0.49	0.49
Class C	1.49	1.49
Institutional Class	0.49	0.49
Institutional 2 Class	0.41	0.42
Institutional 3 Class	0.37	0.37
Class R	0.99	0.99
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to September 1, 2023, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
At April 30, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, defaulted securities/troubled debt, capital loss carryforwards, trustees’ deferred compensation and distributions. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(5,867,192)	5,867,192	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2024			Year Ended April 30, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
146,338,272	—	146,338,272	97,095,602	—	97,095,602
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
14,887,081	—	(578,457,817)	(228,363,414)
At April 30, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
3,413,949,463	20,365,428	(248,728,842)	(228,363,414)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(260,593,840)	(317,863,977)	(578,457,817)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $8,463,125,244 and $8,594,771,817, respectively, for the year ended April 30, 2024, of which $7,139,943,824 and $7,025,781,063, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	10,911,111	5.80	9
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
The Fund had no borrowings during the year ended April 30, 2024.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant

Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At April 30, 2024, affiliated shareholders of record owned 46.4% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not
Columbia Total Return Bond Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

Columbia Total Return Bond Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Total Return Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Total Return Bond Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Total Return Bond Fund  | Annual Report 2024

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Section 163(j) Interest Dividends
100.00%
Section 163(j) Interest Dividends. The percentage of ordinary income distributed during the fiscal year that shareholders may treat as interest income for purposes of IRC Section 163(j), subject to holding period requirements and other limitations.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Columbia Total Return Bond Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Total Return Bond Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None

Columbia Total Return Bond Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Total Return Bond Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Total Return Bond Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Total Return Bond Fund  | Annual Report 2024

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2023, through December 31, 2023, including:
•
the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•
there were no material changes to the Program during the period;
•
the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•
the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Columbia Total Return Bond Fund  | Annual Report 2024

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Columbia Total Return Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN166_04_P01_(06/24)

Multi-Manager Directional Alternative Strategies Fund
Annual Report
April 30, 2024
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in the Fund. Much of the information, including a Fund’s financial statements, that is currently disclosed in a Fund’s shareholder reports will instead be made available on the Fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires the Fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for Funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their Fund documents electronically.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

If you elect to receive the shareholder report for Multi-Manager Directional Alternative Strategies Fund (the Fund) in paper, mailed to you, the Fund mails one shareholder report to each shareholder address, unless such shareholder elects to receive shareholder reports from the Fund electronically via e-mail or by having a paper notice mailed to you (Postcard Notice) that your Fund’s shareholder report is available at the Columbia funds’ website (columbiathreadneedleus.com/investor/). If you would like more than one report in paper to be mailed to you, or would like to elect to receive reports via e-mail or access them through Postcard Notice, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Multi-Manager Directional Alternative Strategies Fund | Annual Report 2024

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks capital appreciation.

Portfolio management
Allspring Global Investments, LLC
Harindra de Silva, CFA
David Krider, CFA
Kevin Cole, CFA
Boston Partners Global Investors, Inc.
Joseph Feeney, Jr., CFA
Scott Burgess, CFA

Average annual total returns (%) (for the period ended April 30, 2024)
	Inception	1 Year	5 Years	Life
Institutional Class*	01/03/17	12.34	5.18	4.48
HFRX Equity Hedge Index		8.12	5.26	4.49
Wilshire Liquid Alternative Equity Hedge Index		12.04	5.35	4.58
MSCI World Index (Net)		18.39	10.46	11.21
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Returns shown for periods prior to the inception date of the Fund’s Institutional Class shares include the returns of the Fund’s Class A shares for the period from October 17, 2016 (the inception date of the Fund) through January 2, 2017. Class A shares were offered prior to the Fund’s Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information. The Fund’s performance prior to February 17, 2022, reflects returns achieved by one or more different subadviser(s) that managed the Fund according to different principal investment strategies. If the Fund’s current subadvisers and strategies had been in place for the prior periods, results shown may have been different.
The HFRX Equity Hedge Index strategies maintain positions both long and short in primarily equity and equity derivative securities. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short. Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus.
The Wilshire Liquid Alternative Equity Hedge Index measures the performance of the equity hedge strategy component of the Wilshire Liquid Alternative Index℠. Equity hedge investment strategies predominantly invest in long and short equities. The Wilshire Liquid Alternative Equity Hedge Index (WLIQAEH) is designed to provide a broad measure of the liquid alternative equity hedge market.
The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI World Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (October 17, 2016 — April 30, 2024)

The chart above shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of Multi-Manager Directional Alternative Strategies Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Portfolio breakdown — long positions (%) (at April 30, 2024)
Common Stocks	83.9
Exchange-Traded Equity Funds	21.1
Preferred Stocks	0.4
Warrants	0.0
Money Market Funds(a)	23.0
Total	128.4

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Portfolio breakdown — short positions (%) (at April 30, 2024)
Common Stocks	(28.4)
Preferred Stocks	(0.0)(a)
Warrants	(0.0)(a)
Total	(28.4)

(a)	Rounds to zero.
Percentages indicated are based upon total investments net of investments sold short and excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown — long positions (%) (at April 30, 2024)
Communication Services	7.0
Consumer Discretionary	8.9
Consumer Staples	6.8
Energy	5.4
Financials	16.9
Health Care	12.2
Industrials	17.6
Information Technology	13.4
Materials	4.3
Real Estate	2.5
Utilities	5.0
Total	100.0
Percentages indicated are based upon total long equity investments. The Fund’s portfolio composition is subject to change.
4
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Fund at a Glance  (continued)
(Unaudited)

Equity sector breakdown — short positions (%) (at April 30, 2024)
Communication Services	(7.9)
Consumer Discretionary	(14.7)
Consumer Staples	(5.0)
Energy	(5.5)
Financials	(18.5)
Health Care	(13.6)
Industrials	(14.6)
Information Technology	(7.1)
Materials	(8.1)
Real Estate	(4.6)
Utilities	(0.4)
Total	(100.0)
Percentages indicated are based upon total short equity investments. The Fund’s portfolio composition is subject to change.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
5

Manager Discussion of Fund Performance
(Unaudited)
Columbia Management Investment Advisers, LLC (CMIA) serves as the investment manager for the Fund and attempts to achieve the Fund’s objective by selecting one or more subadvisers to manage sleeves of the Fund independently of each other. During the 12-month period ended April 30, 2024, the Fund was managed by three independent money management firms, and each invested a portion of the portfolio’s assets. Effective September 5, 2023, J.P. Morgan Investment Management Inc. (JPMorgan) no longer served as a subadviser to the Fund. CMIA is responsible for managing cash flows into and out of the Fund resulting from the purchase and redemption of Fund shares. As of April 30, 2024, CMIA, Allspring Global Investments, LLC (Allspring) and Boston Partners Global Investors, Inc. doing business as Boston Partners (Boston Partners) managed approximately 32.5%, 28.5% and 39.0% of the Fund’s assets, respectively.
For the 12-month period that ended April 30, 2024, Institutional Class shares of Multi-Manager Directional Alternative Strategies Fund returned 12.34%. During the same time period, the HFRX Equity Hedge Index returned 8.12%, the Wilshire Liquid Alternative Equity Hedge Index returned 12.04% and the MSCI World Index (Net), returned 18.39%.
The Fund’s subadvisers employ a variety of alternative investment strategies, involving strategies, techniques and practices designed to seek capital appreciation through participation in the broad equity and other markets, while hedging overall market exposure relative to traditional long-only equity strategies. Generally, the Fund seeks to provide higher risk-adjusted returns with lower volatility compared to equity markets.
Market overview
U.S. equities, as measured by the S&P 500 Index, advanced during the annual period, generating a robust double-digit return, as higher growth stocks within the communication services, financials, information technology and industrials sectors generally led the market. The real estate, energy, health care and consumer staples sectors were the laggards. Repercussions of the regional banking crisis and the debt ceiling impasse in Congress were in focus early in the annual period. On the positive side, after nearly two years of high inflation hitting consumer wallets and contributing to a swift rise in interest rates, a mostly sustained inflation downtrend appeared to be underway, albeit with levels still stickier than initially thought back in early 2023. A pivot by the U.S. Federal Reserve (Fed) on its intentions for the future path of interest rates also served as a tailwind for U.S. equity market gains during the annual period, even as consensus expectations for the timing and extent of 2024 interest rate cuts got pushed out to later in the calendar year. Also of note was a broadening of market strength as the annual period progressed beyond the so-called Magnificent Seven, i.e., the group of high performing and influential companies that drove U.S. equity performance for much of 2023.
Global equities, as measured by the MSCI World Index (Net), similarly posted strong double-digit gains for the annual period, though short-term volatility was heightened. Global equities moved sharply higher early in the annual period, pulled back briefly in the second half of 2023, and then moved significantly higher again in early 2024. This predominately bullish market witnessed only minor pullbacks, mainly driven by shifting market consensus toward the U.S. Fed’s timing and degree of interest rate cuts, ultimately determining the Fed would likely be slower to cut interest rates than had been expected by market participants early in the annual period.
Allspring
Our portion of the Fund underperformed its custom benchmark, comprised 50% of the MSCI World Index (Net) and 50% of the FTSE Three-Month U.S. Treasury Bill Index, during the annual period due primarily to effective stock selection.
Our portion of the Fund utilizes short positions to pursue downside protection, risk hedging and enhanced stock selection. Our Global Long/Short strategy attempts to achieve a consistent 100% Long/30% Short structure at all times.
Notable detractors in our portion of the Fund during the period
•
In terms of risk profile, our portion of the Fund maintained a short position to high beta securities, which hurt, as high beta securities outperformed the market during the annual period.
•
Positions in diversified mining company Ivanhoe Mines Ltd. and beverage and brewing company Molson Coors Beverage Co. were the largest negative contributors to performance. These holdings exhibited factor exposures that were penalized by the market environment.
6
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Having an underweighted exposure to the information technology sector was the greatest negative contributor from a relative sector weighting perspective.
•
An overweighted allocation to Hong Kong, which underperformed our custom benchmark, and underweighted allocations to the U.S. and the Netherlands, which outperformed our custom benchmark, negatively contributed to relative results.
Notable contributors to our portion of the Fund during the period
•
Our stock selection model performed well during the annual period.
•
The portfolio maintained an overweight exposure to higher alpha securities and a short exposure to lower alpha securities, which proved beneficial as low alpha securities substantially underperformed the market and high alpha securities substantially outperformed the market during the annual period.
•
Our stock selection model dynamically favored certain valuation and quality characteristics that outperformed during the annual period. Specifically, an emphasis on companies with strong capital efficiency and forward valuations relative to their price positively affected results, as these characteristics were rewarded by investors.
•
Long positions in Google parent company Alphabet, Inc. and metals and mining company Rio Tinto Ltd. were the largest positive contributors to performance. These holdings exhibited factor exposures that were rewarded by the market environment.
•
From a relative sector weighting perspective, having an underweighted exposure to the health care sector contributed most positively.
•
From a country perspective, underweighted positions in the U.K., France and Switzerland made the most positive contributions within our portion of the Fund, as each underperformed our custom benchmark during the annual period.
Boston Partners
Our portion of the Fund underperformed its benchmark, the S&P 500 Index, for the 12 months ended April 30, 2024, primarily a result of less net equity exposure compared to the 100% net long S&P 500 Index. Our portion of the Fund averaged 59% net long exposure during the annual period. Additionally, the long portfolio within our portion of the Fund trailed the S&P 500 Index during the annual period. Our portion of the Fund is populated with long positions in statistically inexpensive companies and short positions in expensive companies, which overall was a headwind to performance. Value stocks, as measured by the Russell 3000 Value Index, rose 13.45% for the annual period, while growth stocks, as measured by the Russell 3000 Growth Index, gained 30.75%. In turn, the long portfolio in our portion of the Fund underperformed the S&P 500 Index, while the short portfolio performed well on a relative basis, rising in price significantly less than the S&P 500 Index, as persistently high interest rates weighed on many lower quality, less profitable companies.
Our portion of the Fund utilized several total return swaps during the annual period to get short exposure when 1) exchanges forbid cash short sales; 2) taxes or other market features make cash long purchases or sales expensive; and 3) to provide additional return when implied volatilities are sufficiently high and stocks held long are near target price. That said, during the annual period, these total return swaps represented only a small portion of the portfolio and had minimal impact on performance.
Notable detractors in our portion of the Fund during the period
•
On a relative basis, long positions in the communication services, consumer discretionary and materials sectors detracted from performance during the annual period.
○
Within the communication services sector, not owning a position in social media platform operator Meta Platforms, Inc. hurt relative performance. Holding long positions in television broadcasting and digital media company Nexstar Media Group, Inc. and media company TEGNA Inc., which each underperformed the S&P 500 Index during the annual period, also detracted.
○
In the consumer discretionary sector, long positions in sports betting and gambling company Entain PLC and casino entertainment company Boyd Gaming Corp. dampened relative performance.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
7

Manager Discussion of Fund Performance (continued)
(Unaudited)
○
In the materials sector, long positions in agricultural sciences company FMC Corp. and crop protection company Corteva Inc. detracted from relative results.
•
Short positions in the information technology and energy sectors were the top detractors from relative performance in our portion of the Fund during the annual period.
○
In the information technology sector, short positions in software developer Palantir Technologies Inc. and microelectronics producer Entegris, Inc. detracted, as these companies saw accelerating revenue growth due to market sentiment around artificial intelligence.
○
Within the energy sector, short positions in Antero Resources Corp. and Permian Resources Corp. detracted, as several of the more capital-intensive exploration and production companies benefited from rising oil prices during the annual period.
Notable contributors to our portion of the Fund during the period
•
Long positions in the financials, industrials and energy sectors were the top positive contributors to relative performance during the annual period.
○
Within the financials sector, long positions in diversified financial services company Wells Fargo & Co. and bank holding company East West Bancorp, Inc. benefited from higher interest rates.
○
In the industrials sector, long positions in defense-related companies, including Howmet Aerospace Inc. and BWX Technologies, Inc., outperformed the S&P 500 Index, as the Ukrainian conflict drove increased defense spending in the U.S. and Europe.
○
In the energy sector, long positions in refiner Marathon Petroleum Corp. and oilfield services company Weatherford International PLC performed especially well.
•
Short positions in the consumer discretionary, financials and communication services sectors were significant positive contributors to our portion of the Fund’s relative results.
○
In the consumer discretionary sector, short positions in QuantumScape Corp., an energy storage company, and LGI Homes, Inc., which engages in the design, construction and marketing of new homes, proved beneficial, as each saw their share price fall significantly during the annual period.
○
In the financials sector, short positions in Aozora Bank, Ltd. and Community Bank System, Inc. added value, as select regional banks faced renewed balance sheet scrutiny in the wake of New York Community Bancorp, Inc. announcing a massive loan loss provision, thus pressuring their shares.
○
Within the communication services sector, short positions in mass media and entertainment conglomerate Paramount Global and advertising services provider Dentsu, Inc. contributed positively, as each experienced a significant share price decline during the annual period.
JPMorgan
We managed our portion of the Fund during the annual period from May 1, 2023 through September 4, 2023. During that time, our portion of the Fund outperformed its custom benchmark, comprised 50% of the S&P 500 Index and 50% of the FTSE Three-Month U.S. Treasury Bill Index.
Within our portion of the Fund, the long portfolio remained conservatively postured with notable positions in macro-agnostic companies, such as managed care, utilities and defensive consumer companies. Short positions were largest in select consumer and financials companies.
Notable contributors to our portion of the Fund during the period
•
The long portfolio was the largest positive contributor to relative results during the period we managed a portion of the Fund.
8
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Long positions within the information technology sector, such as semiconductor companies NVIDIA Corp. and NXP Semiconductors NV, were among the top positive contributors.
•
Long positions within the consumer discretionary sector, such as cruise company Royal Caribbean Group, also added relative value.
Notable detractors in our portion of the Fund during the period
•
The short portfolio was the largest detractor from relative results during the period we managed a portion of the Fund.
•
Short positions in electric vehicle maker Rivian Automotive, Inc. within the consumer discretionary sector and office real estate investment trust SL Green Realty Corp. within the real estate sector, each of which rallied during the period, were among the top individual detractors.
•
Long positions within the health care sector, such as health insurance company Humana, Inc., also dampened relative results.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole.  The Fund is managed by multiple advisers independently of one another, which may result in contradicting trades (i.e., with no net benefit to the Fund), while increasing transaction costs. As a non-diversified fund, fewer investments could have a greater effect on performance. Alternative investments cover a broad range of strategies and structures designed to be low or non-correlated to traditional equity and fixed-income markets with along-term expectation of illiquidity. Alternative investments involve substantial risks and are more volatile than traditional investments, making them more suitable for investors with an above-average tolerance for risk. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in fund value. Short positions (where the underlying asset is not owned) can create unlimited risk. The Fund’s use of leverage allows for investment exposure in excess of net assets, thereby magnifying volatility of returns and risk of loss. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities.See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
9

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2023 — April 30, 2024
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Institutional Class	1,000.00	1,000.00	1,116.50	1,015.07	10.37	9.87	1.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
10
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Portfolio of Investments
April 30, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 66.1%
Issuer	Shares	Value ($)
Communication Services 4.6%
Diversified Telecommunication Services 0.3%
AT&T, Inc.(a)	16,036	270,848
BT Group PLC	70,407	90,037
Cogeco Communications, Inc.	1,900	75,315
Deutsche Telekom AG, Registered Shares	16,554	379,179
Total		815,379
Entertainment 0.5%
Electronic Arts, Inc.(a)	766	97,144
Live Nation Entertainment, Inc.(a),(b)	6,120	544,129
Take-Two Interactive Software, Inc.(b)	3,713	530,254
Vivid Seats, Inc., Class A(b)	33,549	176,468
Total		1,347,995
Interactive Media & Services 2.3%
Alphabet, Inc., Class A(a),(b)	16,946	2,758,470
Alphabet, Inc., Class C(a),(b)	9,449	1,555,683
Cars.com, Inc.(b)	26,275	439,055
Match Group, Inc.(b)	9,918	305,673
Meta Platforms, Inc., Class A(a)	2,565	1,103,386
Total		6,162,267
Media 0.9%
AMC Networks, Inc., Class A(a),(b)	15,672	166,437
Charter Communications, Inc., Class A(a),(b)	648	165,849
Comcast Corp., Class A(a)	31,644	1,205,953
Informa PLC	63,161	625,287
Omnicom Group, Inc.	4,440	412,209
Total		2,575,735
Wireless Telecommunication Services 0.6%
T-Mobile US, Inc.(a)	4,846	795,568
Vodafone Group PLC	1,185,236	999,513
Total		1,795,081
Total Communication Services		12,696,457
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary 5.6%
Automobiles 0.1%
Ford Motor Co.(a)	6,785	82,438
Stellantis NV	12,003	265,584
Total		348,022
Broadline Retail 0.5%
Amazon.com, Inc.(a),(b)	1,599	279,825
eBay, Inc.(a)	19,274	993,382
Total		1,273,207
Distributors 0.3%
Genuine Parts Co.(a)	3,423	538,130
LKQ Corp.(a)	4,267	184,036
Total		722,166
Diversified Consumer Services 0.3%
frontdoor, Inc.(b)	27,384	840,415
Hotels, Restaurants & Leisure 2.0%
Booking Holdings, Inc.(a)	555	1,915,877
Boyd Gaming Corp.	9,354	500,532
Entain PLC	28,331	276,403
Flutter Entertainment PLC(b)	2,908	538,733
Genting Singapore Ltd.	384,500	256,604
MGM Resorts International(b)	14,669	578,545
Restaurant Brands International, Inc.	6,896	523,062
Wyndham Hotels & Resorts, Inc.	6,679	490,973
Wynn Macau Ltd.(b)	488,000	453,179
Total		5,533,908
Household Durables 1.4%
Beazer Homes USA, Inc.(a),(b)	9,883	277,021
D.R. Horton, Inc.(a)	3,974	566,255
Dream Finders Homes, Inc., Class A(a),(b)	11,898	422,379
Lennar Corp., Class A(a)	4,482	679,561
Panasonic Holdings Corp.	31,100	271,455
PulteGroup, Inc.(a)	10,233	1,140,161
SEB SA	678	80,020
Tempur Sealy International, Inc.(a)	7,217	361,283
Total		3,798,135
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
11

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Specialty Retail 0.8%
AutoNation, Inc.(b)	2,055	331,163
AutoZone, Inc.(b)	164	484,850
Best Buy Co., Inc.(a)	1,744	128,428
Ross Stores, Inc.	2,268	293,819
TJX Companies, Inc. (The)	4,805	452,103
Ulta Beauty, Inc.(b)	1,055	427,106
Total		2,117,469
Textiles, Apparel & Luxury Goods 0.2%
Crocs, Inc.(b)	772	96,013
Deckers Outdoor Corp.(a),(b)	472	386,318
Swatch Group AG (The), Registered Shares	3,256	134,992
Total		617,323
Total Consumer Discretionary		15,250,645
Consumer Staples 4.5%
Beverages 0.8%
Coca-Cola Bottling Co. Consolidated(a)	89	73,514
Coca-Cola Europacific Partners PLC(a)	4,275	307,885
Constellation Brands, Inc., Class A	1,654	419,223
Molson Coors Beverage Co., Class B(a)	24,788	1,419,361
Total		2,219,983
Consumer Staples Distribution & Retail 1.5%
Albertsons Companies, Inc., Class A	20,612	420,485
Costco Wholesale Corp.(a)	1,184	855,913
Empire Co., Ltd., Class A	29,000	675,575
J. Sainsbury PLC	104,983	344,363
Jeronimo Martins SGPS SA	5,431	111,725
Target Corp.	3,538	569,547
U.S. Foods Holding Corp.(a),(b)	10,211	513,103
Walgreens Boots Alliance, Inc.(a)	8,067	143,028
Walmart, Inc.	9,269	550,115
Total		4,183,854
Food Products 0.8%
Archer-Daniels-Midland Co.(a)	4,620	271,009
Bunge Global SA(a)	138	14,043
Campbell Soup Co.(a)	12,557	573,981
JM Smucker Co. (The)	3,997	459,055
Kraft Heinz Co. (The)(a)	3,088	119,228
Common Stocks (continued)
Issuer	Shares	Value ($)
Nomad Foods Ltd.	20,651	372,957
Simply Good Foods Co. (The)(b)	11,500	419,175
Total		2,229,448
Household Products 0.5%
Central Garden & Pet Co.(a),(b)	1,048	42,916
Clorox Co. (The)(a)	592	87,539
Colgate-Palmolive Co.(a)	3,167	291,111
Kimberly-Clark Corp.(a)	6,067	828,327
Total		1,249,893
Personal Care Products 0.3%
BellRing Brands, Inc.(a),(b)	4,868	268,568
Medifast, Inc.(a)	1,464	40,304
Unilever PLC	8,967	463,870
Total		772,742
Tobacco 0.6%
Altria Group, Inc.(a)	20,836	912,825
Philip Morris International, Inc.(a)	7,850	745,279
Total		1,658,104
Total Consumer Staples		12,314,024
Energy 3.6%
Energy Equipment & Services 1.3%
Noble Corp PLC	6,274	278,440
NOV, Inc.	25,350	468,722
Schlumberger NV	18,709	888,303
Technip Energies NV	14,002	329,747
Tidewater, Inc.(b)	2,480	227,788
Trican Well Service Ltd.	18,400	55,869
Vallourec SACA(b)	29,249	503,573
Weatherford International PLC(a),(b)	6,334	783,009
Total		3,535,451
Oil, Gas & Consumable Fuels 2.3%
BP PLC, ADR	16,907	655,484
BW LPG Ltd.	18,154	263,277
Canadian Natural Resources Ltd.	2,671	202,515
Cenovus Energy, Inc.	48,727	1,001,827
Diamondback Energy, Inc.	3,736	751,422
Dorian LPG Ltd.(a)	4,678	193,295
Inpex Corp.	13,500	202,227
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Kosmos Energy Ltd.(a),(b)	52,126	295,555
Marathon Petroleum Corp.(a)	4,506	818,830
MEG Energy Corp.(b)	16,511	375,520
Parkland Fuel Corp.	20,900	643,859
Phillips 66(a)	6,097	873,151
Serica Energy PLC	11,892	27,537
Total		6,304,499
Total Energy		9,839,950
Financials 11.2%
Banks 5.7%
AIB Group PLC	44,155	228,554
Banca Monte dei Paschi di Siena SpA(b)	101,371	488,940
Bank of America Corp.(a)	33,673	1,246,238
Bank of Georgia Group PLC	1,474	98,698
Bankinter SA	20,891	165,126
Barclays Bank PLC	161,616	407,482
Commerzbank AG	12,112	180,010
Customers Bancorp, Inc.(a),(b)	544	24,844
Danske Bank A/S	53,179	1,530,864
East West Bancorp, Inc.(a)	8,733	650,521
Fifth Third Bancorp(a)	13,806	503,367
First Citizens BancShares Inc., Class A(a)	544	917,597
Hana Financial Group, Inc.	5,597	236,064
HSBC Holdings PLC	47,544	412,109
Huntington Bancshares, Inc.(a)	58,661	790,164
ING Groep NV	37,030	585,454
JPMorgan Chase & Co.(a)	9,560	1,833,034
Metropolitan Bank Holding Corp.(a),(b)	436	17,309
Mizuho Financial Group, Inc.	33,700	651,391
NatWest Group PLC	83,307	314,433
Nordea Bank	1,343	15,738
Nordea Bank Abp	44,513	517,429
Standard Chartered PLC	133,361	1,145,776
Sumitomo Mitsui Financial Group, Inc.	4,000	227,215
Tokyo Kiraboshi Financial Group, Inc.	13,500	400,730
United Overseas Bank Ltd.	12,300	272,947
Wells Fargo & Co.(a)	29,127	1,727,814
Total		15,589,848
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.1%
Bank of New York Mellon Corp. (The)(a)	15,441	872,262
Charles Schwab Corp. (The)	3,843	284,190
Deutsche Bank AG, Registered Shares	11,745	187,597
Evercore, Inc., Class A(a)	1,658	300,927
Franklin Resources, Inc.(a)	4,334	98,988
Goldman Sachs Group, Inc. (The)	578	246,638
LPL Financial Holdings, Inc.	867	233,336
Morgan Stanley	6,414	582,648
Total		2,806,586
Consumer Finance 0.6%
American Express Co.	2,437	570,331
Discover Financial Services	5,614	711,462
SLM Corp.(a)	12,082	256,018
Synchrony Financial(a)	2,654	116,723
Total		1,654,534
Financial Services 1.3%
A-Mark Precious Metals, Inc.(a)	13,087	524,396
Berkshire Hathaway, Inc., Class B(a),(b)	1,916	760,135
Corebridge Financial, Inc.(a)	26,778	711,224
Corpay, Inc.(b)	880	265,883
EXOR NV	1,709	186,581
Fidelity National Information Services, Inc.	3,321	225,562
Fiserv, Inc.(b)	1,561	238,318
Global Payments, Inc.(a)	2,000	245,540
Helia Group Ltd.	95,569	245,301
Voya Financial, Inc.	3,041	207,275
Total		3,610,215
Insurance 2.5%
Aon PLC, Class A	2,203	621,268
Arthur J Gallagher & Co.	1,807	424,085
Beazley PLC	43,777	362,201
BRP Group, Inc., Class A(b)	7,509	200,040
Chubb Ltd.	2,134	530,598
Everest Group Ltd.	1,453	532,394
Fairfax Financial Holdings Ltd.	500	543,606
First American Financial Corp.	4,456	238,708
Great-West Lifeco, Inc.	11,600	343,033
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
13

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
James River Group Holdings Ltd.(a)	13,372	118,877
Markel Group, Inc.(b)	314	457,937
Power Corp. of Canada	18,900	503,579
Progressive Corp. (The)	3,320	691,390
RenaissanceRe Holdings Ltd.	2,125	465,906
Travelers Companies, Inc. (The)	1,663	352,822
White Mountains Insurance Group Ltd.	173	307,618
WR Berkley Corp.	2,187	168,333
Total		6,862,395
Total Financials		30,523,578
Health Care 8.1%
Biotechnology 1.3%
AbbVie, Inc.(a)	7,828	1,273,146
Alkermes PLC(a),(b)	572	14,037
Amgen, Inc.(a)	3,029	829,764
Gilead Sciences, Inc.(a)	6,197	404,045
Incyte Corp.(a),(b)	18,084	941,272
Roivant Sciences Ltd.(a),(b)	6,999	76,289
United Therapeutics Corp.(a),(b)	324	75,923
Total		3,614,476
Health Care Equipment & Supplies 0.7%
Abbott Laboratories(a)	7,523	797,213
Becton Dickinson & Co.(a)	207	48,562
Boston Scientific Corp.(b)	3,861	277,490
GE HealthCare Technologies, Inc.(a)	297	22,643
Medtronic PLC(a)	2,697	216,407
OraSure Technologies, Inc.(a),(b)	17,059	90,242
Solventum Corp.(a),(b)	124	8,061
Stryker Corp.	281	94,557
Zimmer Biomet Holdings, Inc.	3,370	405,344
Total		1,960,519
Health Care Providers & Services 4.1%
AMN Healthcare Services, Inc.(b)	5,431	325,751
Cardinal Health, Inc.(a)	13,968	1,439,263
Cencora, Inc.(a)	4,483	1,071,661
Centene Corp.(a),(b)	21,286	1,555,155
Cigna Group (The)(a)	1,558	556,268
CVS Health Corp.(a)	12,514	847,323
Common Stocks (continued)
Issuer	Shares	Value ($)
Elevance Health, Inc.(a)	1,502	793,927
HCA Healthcare, Inc.	1,148	355,673
Henry Schein, Inc.(b)	1,996	138,283
Humana, Inc.	1,116	337,133
McKesson Corp.	1,040	558,699
Molina Healthcare, Inc.(a),(b)	4,193	1,434,425
R1 RCM, Inc.(b)	7,155	87,935
UnitedHealth Group, Inc.	3,306	1,599,112
Total		11,100,608
Life Sciences Tools & Services 0.5%
Avantor, Inc.(a),(b)	10,965	265,682
Fortrea Holdings, Inc.(b)	13,239	484,415
ICON PLC(b)	1,440	428,947
IQVIA Holdings, Inc.(b)	468	108,468
Thermo Fisher Scientific, Inc.	123	69,953
Total		1,357,465
Pharmaceuticals 1.5%
Amphastar Pharmaceuticals, Inc.(a),(b)	2,895	119,419
AstraZeneca PLC	3,005	454,503
Bristol-Myers Squibb Co.(a)	17,927	787,712
Johnson & Johnson	2,920	422,203
Merck & Co., Inc.	559	72,234
Novo Nordisk A/S	8,394	1,076,466
Pfizer, Inc.	706	18,088
Sanofi SA	2,911	287,586
Viatris, Inc.(a)	65,929	762,799
Total		4,001,010
Total Health Care		22,034,078
Industrials 11.7%
Aerospace & Defense 1.7%
AAR Corp.(b)	8,340	576,628
Airbus Group SE	3,174	522,306
Boeing Co. (The)(a),(b)	2,165	363,374
Curtiss-Wright Corp.	2,342	593,510
Embraer SA, ADR(b)	15,782	403,230
General Dynamics Corp.	1,313	376,949
Howmet Aerospace, Inc.(a)	10,376	692,598
Huntington Ingalls Industries, Inc.(a)	1,187	328,716
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Lockheed Martin Corp.(a)	782	363,575
Textron, Inc.	4,860	411,107
Total		4,631,993
Air Freight & Logistics 0.1%
FedEx Corp.(a)	898	235,078
Building Products 1.7%
Advanced Drainage Systems, Inc.	3,884	609,788
Allegion PLC	3,460	420,598
Builders FirstSource, Inc.(a),(b)	6,368	1,164,198
Carlisle Companies, Inc.	639	248,092
Masco Corp.(a)	19,652	1,345,179
Owens Corning(a)	4,781	804,212
Total		4,592,067
Commercial Services & Supplies 0.4%
Brink’s Co. (The)	5,220	456,541
Clean Harbors, Inc.(b)	3,713	703,428
Intrum Justitia AB	11,808	27,621
Total		1,187,590
Construction & Engineering 0.3%
Eiffage SA	3,669	391,477
Valmont Industries, Inc.	961	196,813
WillScot Mobile Mini Holdings Corp.(b)	8,764	323,917
Total		912,207
Electrical Equipment 1.1%
Acuity Brands, Inc.	1,603	398,025
AMETEK, Inc.	3,024	528,172
Atkore, Inc.	3,027	530,633
Eaton Corp. PLC	1,554	494,576
NEXTracker, Inc., Class A(b)	4,953	211,939
nVent Electric PLC	3,819	275,235
Powell Industries, Inc.(a)	2,264	323,752
Sensata Technologies Holding	3,114	119,297
Total		2,881,629
Ground Transportation 0.1%
Norfolk Southern Corp.	1,608	370,355
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrial Conglomerates 1.1%
CK Hutchison Holdings Ltd.	296,000	1,437,606
Honeywell International, Inc.	2,159	416,104
Jardine Cycle & Carriage Ltd.	16,300	314,561
Jardine Matheson Holdings Ltd.	3,100	118,947
Siemens AG, Registered Shares	3,130	586,354
Total		2,873,572
Machinery 2.2%
Allison Transmission Holdings, Inc.	8,385	616,717
Andritz AG	6,711	366,310
Atmus Filtration Technologies, Inc.(b)	7,163	216,967
CNH Industrial NV(a),(b)	10,222	116,531
Daimler Truck Holding AG	826	37,250
Dover Corp.	2,770	496,661
Fortive Corp.	4,205	316,510
Hitachi Construction Machine Co., Ltd.	14,500	414,153
Hyster-Yale Materials Handling, Inc.(a)	302	17,688
Otis Worldwide Corp.(a)	15,464	1,410,317
PACCAR, Inc.(a)	2,026	214,979
Parker-Hannifin Corp.	546	297,521
REV Group, Inc.(a)	20,612	450,578
Volvo AB	6,817	179,534
Volvo AB, B Shares	3,462	88,119
Westinghouse Air Brake Technologies Corp.(a)	3,884	625,635
Total		5,865,470
Marine Transportation 0.5%
Nippon Yusen KK	44,600	1,266,215
Wilh Wilhelmsen ASA	8,140	81,990
Total		1,348,205
Passenger Airlines 0.0%
Ryanair Holdings PLC, ADR	900	122,580
Professional Services 1.7%
Adecco Group AG, Registered Shares	18,558	649,205
Equifax, Inc.	1,545	340,194
Huron Consulting Group, Inc.(b)	4,042	376,876
Jacobs Solutions, Inc.	4,200	602,826
Leidos Holdings, Inc.	3,084	432,438
Science Applications International Corp.	3,467	446,203
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
15

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
SS&C Technologies Holdings, Inc.	9,361	579,352
Teleperformance SE(b)	8,343	755,748
TriNet Group, Inc.	3,341	335,336
Total		4,518,178
Trading Companies & Distributors 0.8%
Beacon Roofing Supply, Inc.(b)	6,179	608,817
Ferguson PLC(a)	2,209	463,669
Toyota Tsusho Corp.	12,800	813,823
WESCO International, Inc.(a)	2,732	417,313
Total		2,303,622
Total Industrials		31,842,546
Information Technology 8.9%
Communications Equipment 0.4%
Arista Networks, Inc.(a),(b)	444	113,913
Cisco Systems, Inc.(a)	19,789	929,687
InterDigital, Inc.	2,328	229,843
Total		1,273,443
Electronic Equipment, Instruments & Components 1.5%
Arrow Electronics, Inc.(a),(b)	1,595	203,634
CDW Corp.(a)	1,742	421,320
Celestica, Inc.(b)	8,519	369,128
Flex Ltd.(b)	28,436	814,692
Jabil, Inc.(a)	11,926	1,399,635
Keysight Technologies, Inc.(b)	1,981	293,069
Zebra Technologies Corp., Class A(b)	1,702	535,381
Total		4,036,859
IT Services 0.4%
Capgemini SE	2,990	628,441
Cognizant Technology Solutions Corp., Class A	4,442	291,751
International Business Machines Corp.(a)	791	131,464
Total		1,051,656
Semiconductors & Semiconductor Equipment 3.1%
Advanced Micro Devices, Inc.(b)	4,389	695,130
ams-OSRAM AG(b)	180,415	216,689
Applied Materials, Inc.	3,305	656,538
Broadcom, Inc.(a)	1,329	1,728,059
Lam Research Corp.	788	704,795
Microchip Technology, Inc.	6,137	564,481
Common Stocks (continued)
Issuer	Shares	Value ($)
Micron Technology, Inc.	5,554	627,380
NVIDIA Corp.(a)	1,907	1,647,686
NXP Semiconductors NV	1,358	347,906
Photronics, Inc.(a),(b)	14,393	394,512
QUALCOMM, Inc.(a)	1,232	204,327
SCREEN Holdings Co., Ltd.	3,600	371,438
Teradyne, Inc.	1,933	224,847
Total		8,383,788
Software 2.3%
Adeia, Inc.	52,733	518,893
Adobe, Inc.(a),(b)	1,490	689,617
Check Point Software Technologies Ltd.(b)	4,699	702,124
Consensus Cloud Solutions, Inc.(a),(b)	11,234	130,764
Dropbox, Inc., Class A(a),(b)	25,189	583,377
Gen Digital, Inc.(a)	26,525	534,213
Microsoft Corp.(a)	3,272	1,273,888
NiCE Ltd., ADR(b)	2,924	653,543
Oracle Corp.(a)	6,426	730,957
Palo Alto Networks, Inc.(a),(b)	294	85,522
Zscaler, Inc.(a),(b)	1,886	326,165
Total		6,229,063
Technology Hardware, Storage & Peripherals 1.2%
Apple, Inc.(a)	5,897	1,004,436
Dell Technologies, Inc.	12,083	1,506,025
NetApp, Inc.	1,806	184,592
Samsung Electronics Co., Ltd.	10,714	595,555
Xerox Holdings Corp.(a)	941	12,506
Total		3,303,114
Total Information Technology		24,277,923
Materials 2.9%
Chemicals 0.5%
DuPont de Nemours, Inc.(a)	3,296	238,960
FMC Corp.	7,914	467,005
Olin Corp.	5,922	309,602
PPG Industries, Inc.	1,935	249,615
Total		1,265,182
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.7%
CRH PLC	6,117	473,578
Heidelberg Materials AG	13,494	1,357,977
Total		1,831,555
Metals & Mining 1.7%
Dundee Precious Metals, Inc.	4,000	30,276
Fortescue Ltd.	86,361	1,431,386
Hudbay Minerals, Inc.	35,886	302,124
JFE Holdings, Inc.	47,700	711,957
Kinross Gold Corp.	32,239	207,942
Rio Tinto Ltd.	19,129	1,591,998
Teck Resources Ltd., Class B	9,093	447,285
Total		4,722,968
Total Materials		7,819,705
Real Estate 1.7%
Industrial REITs 0.1%
Americold Realty Trust, Inc.(a)	9,357	205,573
Real Estate Management & Development 0.3%
Swire Pacific Ltd., Class A	89,500	757,950
Residential REITs 0.4%
Equity LifeStyle Properties, Inc.(a)	10,129	610,678
Essex Property Trust, Inc.	1,689	415,916
Total		1,026,594
Retail REITs 0.2%
Kimco Realty Corp.	17,316	322,597
Regency Centers Corp.(a)	4,047	239,663
Total		562,260
Specialized REITs 0.7%
American Tower Corp.(a)	3,870	663,937
Equinix, Inc.(a)	65	46,222
Extra Space Storage, Inc.	2,805	376,656
Lamar Advertising Co., Class A(a)	3,145	364,348
VICI Properties, Inc.(a)	20,371	581,592
Total		2,032,755
Total Real Estate		4,585,132
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 3.3%
Electric Utilities 2.2%
American Electric Power Co., Inc.(a)	2,382	204,923
BKW AG	482	71,547
Chubu Electric Power Co., Inc.	103,400	1,327,239
FirstEnergy Corp.	11,425	438,035
Kansai Electric Power Co., Inc. (The)	72,600	1,087,506
OGE Energy Corp.	14,501	502,460
Origin Energy Ltd.	25,244	159,325
PPL Corp.	19,707	541,154
Scottish & Southern Energy PLC	16,103	334,723
Southern Co. (The)	6,636	487,746
Tokyo Electric Power Co. Holdings, Inc.(b)	148,600	924,334
Total		6,078,992
Gas Utilities 0.1%
New Jersey Resources Corp.	2,831	123,686
Osaka Gas Co., Ltd.	3,900	86,720
Total		210,406
Multi-Utilities 1.0%
CenterPoint Energy, Inc.	15,367	447,794
Centrica PLC	776,820	1,240,016
Consolidated Edison, Inc.(a)	992	93,645
NiSource, Inc.	19,846	552,910
SembCorp Industries Ltd.	111,300	434,969
Total		2,769,334
Total Utilities		9,058,732
Total Common Stocks (Cost $149,693,241)		180,242,770

Exchange-Traded Equity Funds 16.6%
	Shares	Value ($)
U.S. Large Cap 16.6%
iShares Core S&P 500 ETF	90,055	45,427,344
Total Exchange-Traded Equity Funds (Cost $40,818,887)		45,427,344
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
17

Portfolio of Investments (continued)
April 30, 2024

Preferred Stocks 0.3%
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Automobiles 0.3%
BMW AG	1,493	153,408
Volkswagen AG	5,042	617,671
Total		771,079
Total Consumer Discretionary		771,079
Total Preferred Stocks (Cost $814,329)		771,079

Warrants —%
Issuer	Shares	Value ($)
Information Technology —%
Software —%
Constellation Software, Inc.(b),(c),(d)	100	—
Total Information Technology		—
Total Warrants (Cost $—)		—

Money Market Funds 18.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.485%(e),(f)	49,562,764	49,547,895
Total Money Market Funds (Cost $49,543,744)		49,547,895
Total Investments (Cost $240,870,201)		275,989,088

Investments in Securities Sold Short

Common Stocks (22.4)%
Issuer	Shares	Value ($)
Communication Services (1.8)%
Diversified Telecommunication Services (0.1)%
Globalstar, Inc.(b)	(12,138)	(15,658)
Liberty Global Ltd., Class C(b)	(15,225)	(249,233)
Total		(264,891)
Entertainment (0.4)%
AMC Entertainment Holdings, Inc., Class A(b)	(53,227)	(155,955)
Lions Gate Entertainment Corp.(b)	(26,962)	(272,047)
Roblox Corp. Class A(b)	(14,862)	(528,493)
Total		(956,495)

Common Stocks (continued)
Issuer	Shares	Value ($)
Interactive Media & Services (0.1)%
Angi, Inc.(b)	(31,797)	(67,091)
Rumble, Inc.(b)	(20,629)	(145,641)
Total		(212,732)
Media (1.2)%
Cable One, Inc.	(333)	(131,152)
Clear Channel Outdoor Holdings, Inc.(b)	(233,517)	(324,589)
Dentsu, Inc.	(32,900)	(890,050)
Fox Corp., Class A	(6,358)	(197,162)
Trade Desk, Inc. (The)(b)	(11,191)	(927,174)
ViacomCBS, Inc., Class B	(11,790)	(134,288)
WPP PLC	(80,132)	(803,176)
Total		(3,407,591)
Total Communication Services		(4,841,709)
Consumer Discretionary (3.3)%
Automobile Components (0.7)%
Luminar Technologies, Inc.(b)	(94,148)	(138,398)
Mobileye Global, Inc., Class A(b)	(6,036)	(166,292)
Nokian Renkaat OYJ	(70,131)	(611,470)
QuantumScape Corp.(b)	(141,131)	(764,930)
Solid Power, Inc.(b)	(64,915)	(109,706)
Total		(1,790,796)
Automobiles (0.6)%
Rivian Automotive, Inc.(b)	(61,124)	(544,003)
Suzuki Motor Corp.	(86,700)	(1,009,690)
Total		(1,553,693)
Broadline Retail (0.1)%
B&M European Value Retail SA	(25,689)	(165,786)
Hotels, Restaurants & Leisure (0.8)%
Accor SA	(4,303)	(188,582)
Cheesecake Factory, Inc. (The)	(4,219)	(145,640)
Choice Hotels International, Inc.	(2,347)	(277,556)
Delivery Hero SE(b)	(2,016)	(56,403)
Krispy Kreme, Inc.	(13,819)	(174,810)
Kura Sushi USA, Inc., Class A(b)	(517)	(56,912)
Life Time Group Holdings, Inc.(b)	(7,794)	(106,466)
Marriott Vacations Worldwide Corp.	(1,300)	(124,943)
Playa Hotels & Resorts NV(b)	(33,237)	(299,133)
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024

Common Stocks (continued)
Issuer	Shares	Value ($)
Portillo’s, Inc., Class A(b)	(5,418)	(66,425)
Sabre Corp.(b)	(71,213)	(204,381)
SJM Holdings Ltd.(b)	(388,000)	(142,398)
Soho House & Co., Inc., Class A(b)	(34,057)	(177,437)
Wynn Resorts Ltd.	(3,271)	(299,787)
Total		(2,320,873)
Household Durables (0.2)%
KB Home	(4,106)	(265,905)
LGI Homes, Inc.(b)	(4,151)	(373,299)
Total		(639,204)
Leisure Products (0.1)%
Acushnet Holdings Corp.	(3,629)	(221,296)
Specialty Retail (0.7)%
Dick’s Sporting Goods, Inc.	(2,372)	(476,630)
Dufry AG, Registered Shares(b)	(9,114)	(344,663)
Floor & Decor Holdings, Inc., Class A(b)	(4,761)	(525,281)
Lowe’s Companies, Inc.	(1,051)	(239,618)
Tractor Supply Co.	(830)	(226,656)
Total		(1,812,848)
Textiles, Apparel & Luxury Goods (0.1)%
Deckers Outdoor Corp.(b)	(272)	(222,624)
NIKE, Inc., Class B	(1,063)	(98,072)
Salvatore Ferragamo SpA	(6,579)	(65,283)
Total		(385,979)
Total Consumer Discretionary		(8,890,475)
Consumer Staples (1.1)%
Beverages (0.4)%
Davide Campari-Milano NV	(21,138)	(211,989)
Duckhorn Portfolio, Inc. (The)(b)	(20,108)	(170,315)
National Beverage Corp.(b)	(8,679)	(386,215)
Treasury Wine Estates Ltd.	(30,299)	(234,975)
Total		(1,003,494)
Consumer Staples Distribution & Retail (0.1)%
Ocado Group PLC(b)	(75,511)	(330,604)

Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products (0.4)%
Barry Callebaut AG, Registered Shares	(134)	(216,541)
Freshpet, Inc.(b)	(2,481)	(263,160)
Hormel Foods Corp.	(11,706)	(416,265)
TreeHouse Foods, Inc.(b)	(6,862)	(257,668)
Total		(1,153,634)
Household Products (0.2)%
Kimberly-Clark Corp.	(4,089)	(558,271)
Total Consumer Staples		(3,046,003)
Energy (1.2)%
Oil, Gas & Consumable Fuels (1.2)%
Antero Resources Corp.(b)	(14,371)	(488,758)
CVR Energy, Inc.	(10,063)	(305,714)
Matador Resources Co.	(6,967)	(434,044)
NextDecade Corp.(b)	(58,900)	(378,138)
Occidental Petroleum Corp.	(13,161)	(870,469)
Permian Resources Corp.	(23,442)	(392,653)
Targa Resources Corp.	(3,617)	(412,555)
Tullow Oil PLC(b)	(101,467)	(46,024)
Total		(3,328,355)
Total Energy		(3,328,355)
Financials (4.1)%
Banks (2.2)%
Aozora Bank Ltd.	(20,100)	(312,292)
Bank of Hawaii Corp.	(9,942)	(563,612)
Commerce Bancshares, Inc.	(13,451)	(735,501)
Commonwealth Bank of Australia	(12,698)	(930,376)
Community Bank System, Inc.	(12,636)	(546,128)
Cullen/Frost Bankers, Inc.	(2,901)	(302,690)
CVB Financial Corp.	(5,440)	(88,890)
First Financial Bankshares, Inc.	(23,681)	(700,010)
Glacier Bancorp, Inc.	(17,827)	(644,981)
Hang Seng Bank Ltd.	(49,200)	(648,780)
Texas Capital Bancshares, Inc.(b)	(3,837)	(220,244)
United Bankshares, Inc.	(7,676)	(249,163)
Total		(5,942,667)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
19

Portfolio of Investments (continued)
April 30, 2024

Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets (0.8)%
AJ Bell PLC	(70,045)	(283,142)
Ashmore Group PLC	(99,286)	(239,937)
Avanza Bank Holding AB	(11,029)	(236,352)
EQT AB	(20,806)	(561,333)
Moelis & Co., Class A	(4,582)	(224,885)
Moody’s Corp.	(369)	(136,652)
T Rowe Price Group, Inc.	(5,093)	(558,040)
Total		(2,240,341)
Consumer Finance (0.2)%
Credit Acceptance Corp.(b)	(735)	(377,584)
Upstart Holdings, Inc.(b)	(11,316)	(250,423)
Total		(628,007)
Financial Services (0.3)%
Toast, Inc. Class A(b)	(33,497)	(791,534)
Insurance (0.6)%
Cincinnati Financial Corp.	(2,446)	(282,978)
Erie Indemnity Co., Class A	(575)	(220,029)
Kinsale Capital Group, Inc.	(333)	(120,962)
Legal & General Group PLC	(255,336)	(749,539)
Lemonade, Inc.(b)	(2,903)	(50,019)
RLI Corp.	(1,689)	(238,740)
Trupanion, Inc.(b)	(2,747)	(61,808)
Total		(1,724,075)
Total Financials		(11,326,624)
Health Care (3.1)%
Biotechnology (1.1)%
ACELYRIN, Inc.(b)	(18,467)	(77,192)
Argenx SE(b)	(2,217)	(828,191)
Ascendis Pharma A/S ADR(b)	(1,202)	(166,405)
Exact Sciences Corp.(b)	(201)	(11,929)
Legend Biotech Corp., ADR(b)	(3,149)	(137,737)
Madrigal Pharmaceuticals, Inc.(b)	(655)	(133,633)
Moderna, Inc.(b)	(8,083)	(891,636)
MoonLake Immunotherapeutics(b)	(1,477)	(60,424)
Myriad Genetics, Inc.(b)	(9,044)	(176,991)
Recursion Pharmaceuticals, Inc., Class A(b)	(15,306)	(119,693)
Rhythm Pharmaceuticals, Inc.(b)	(3,265)	(129,816)

Common Stocks (continued)
Issuer	Shares	Value ($)
TG Therapeutics, Inc.(b)	(8,146)	(111,274)
Twist Bioscience Corp.(b)	(4,081)	(127,450)
Total		(2,972,371)
Health Care Equipment & Supplies (0.2)%
Ambu A/S(b)	(7,151)	(114,341)
Neogen Corp.(b)	(8,032)	(99,035)
Tandem Diabetes Care, Inc.(b)	(5,932)	(217,645)
Total		(431,021)
Health Care Providers & Services (0.4)%
23andMe Holding Co., Class A(b)	(135,026)	(67,810)
agilon Health, Inc.(b)	(19,331)	(106,320)
Amplifon SpA	(18,015)	(601,455)
Community Health Systems, Inc.(b)	(46,150)	(152,295)
Guardant Health, Inc.(b)	(4,805)	(86,490)
Privia Health Group, Inc.(b)	(7,768)	(142,931)
Total		(1,157,301)
Health Care Technology (0.3)%
Certara, Inc.(b)	(16,264)	(278,277)
Definitive Healthcare Corp.(b)	(16,541)	(114,795)
Doximity, Inc., Class A(b)	(4,741)	(115,159)
GoodRx Holdings, Inc., Class A(b)	(22,811)	(161,958)
Total		(670,189)
Life Sciences Tools & Services (0.3)%
10X Genomics, Inc., Class A(b)	(3,847)	(112,640)
Illumina, Inc.(b)	(1,078)	(132,648)
Oxford Nanopore Technologies PLC(b)	(153,109)	(188,161)
Sartorius Stedim Biotech	(1,796)	(386,799)
Total		(820,248)
Pharmaceuticals (0.8)%
Cassava Sciences, Inc.(b)	(7,649)	(169,425)
Corcept Therapeutics, Inc.(b)	(4,816)	(112,309)
Daiichi Sankyo Co., Ltd.	(21,700)	(730,372)
Eisai Co., Ltd.	(16,700)	(685,853)
Nippon Shinyaku Co., Ltd.	(3,600)	(99,613)
Pliant Therapeutics, Inc.(b)	(7,966)	(94,158)
The accompanying Notes to Financial Statements are an integral part of this statement.
20
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024

Common Stocks (continued)
Issuer	Shares	Value ($)
Revance Therapeutics, Inc.(b)	(46,106)	(166,443)
Sumitomo Pharma Co., Ltd.(b)	(90,000)	(227,134)
Total		(2,285,307)
Total Health Care		(8,336,437)
Industrials (3.3)%
Aerospace & Defense (0.5)%
Airbus Group SE	(3,601)	(592,572)
Boeing Co. (The)(b)	(1,202)	(201,744)
Melrose Industries PLC	(2,803)	(22,021)
MTU Aero Engines AG	(158)	(38,065)
Northrop Grumman Corp.	(520)	(252,216)
Triumph Group, Inc.(b)	(22,312)	(298,088)
Virgin Galactic Holdings, Inc.(b)	(27,935)	(24,306)
Total		(1,429,012)
Commercial Services & Supplies (0.2)%
Montrose Environmental Group, Inc.(b)	(13,954)	(605,883)
Electrical Equipment (0.7)%
Ballard Power Systems, Inc.(b)	(47,801)	(125,696)
ChargePoint Holdings, Inc.(b)	(75,069)	(99,842)
Enovix Corp.(b)	(6,836)	(42,793)
Freyr Battery, Inc.(b)	(10,074)	(16,622)
FuelCell Energy, Inc.(b)	(243,723)	(226,126)
Furukawa Electric Co., Ltd.	(28,000)	(599,505)
ITM Power PLC(b)	(225,806)	(144,368)
Nidec Corp.	(8,500)	(398,079)
PowerCell Sweden AB(b)	(15,451)	(37,704)
Siemens Energy AG(b)	(4,495)	(92,298)
Total		(1,783,033)
Machinery (0.8)%
Husqvarna AB	(74,886)	(607,416)
Kornit Digital Ltd.(b)	(15,688)	(241,752)
Proto Labs, Inc.(b)	(14,635)	(446,075)
Terex Corp.	(5,781)	(324,025)
VAT Group AG	(1,403)	(698,499)
Total		(2,317,767)
Passenger Airlines (0.1)%
Joby Aviation, Inc.(b)	(29,451)	(148,728)

Common Stocks (continued)
Issuer	Shares	Value ($)
Professional Services (0.4)%
Dayforce, Inc.(b)	(3,346)	(205,344)
Exponent, Inc.	(4,306)	(395,764)
ManpowerGroup, Inc.	(2,644)	(199,490)
NV5 Global, Inc.(b)	(2,257)	(210,443)
Total		(1,011,041)
Trading Companies & Distributors (0.4)%
Beijer Ref AB	(49,941)	(703,837)
SiteOne Landscape Supply, Inc.(b)	(2,778)	(435,840)
Total		(1,139,677)
Transportation Infrastructure (0.2)%
Atlas Arteria Ltd.	(141,441)	(471,060)
Total Industrials		(8,906,201)
Information Technology (1.6)%
Electronic Equipment, Instruments & Components (0.4)%
Cognex Corp.	(10,369)	(430,728)
MicroVision, Inc.(b)	(130,846)	(189,727)
Novanta, Inc.(b)	(2,777)	(434,600)
Total		(1,055,055)
IT Services (0.2)%
Amdocs Ltd.	(3,450)	(289,765)
Infosys Ltd., ADR	(11,881)	(198,532)
MongoDB, Inc.(b)	(287)	(104,807)
Total		(593,104)
Semiconductors & Semiconductor Equipment (0.4)%
Entegris, Inc.	(6,226)	(827,560)
Lattice Semiconductor Corp.(b)	(555)	(38,073)
Wolfspeed, Inc.(b)	(7,730)	(208,942)
Total		(1,074,575)
Software (0.6)%
Blackline, Inc.(b)	(7,178)	(416,683)
Jamf Holding Corp.(b)	(26,275)	(511,574)
Palantir Technologies, Inc., Class A(b)	(9,976)	(219,173)
Unity Software, Inc.(b)	(18,835)	(457,125)
Total		(1,604,555)
Total Information Technology		(4,327,289)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
21

Portfolio of Investments (continued)
April 30, 2024

Common Stocks (continued)
Issuer	Shares	Value ($)
Materials (1.8)%
Chemicals (0.5)%
Axalta Coating Systems Ltd.(b)	(4,167)	(131,011)
Croda International PLC	(2,744)	(157,167)
Ganfeng Lithium Group Co., Ltd., Class H	(51,800)	(151,903)
Huntsman Corp.	(4,001)	(95,464)
OCI NV	(13,544)	(364,287)
PureCycle Technologies, Inc.(b)	(29,720)	(138,792)
Sumitomo Chemical Co., Ltd.	(92,300)	(197,195)
Total		(1,235,819)
Containers & Packaging (0.0)%
Amcor PLC	(10,823)	(96,758)
Metals & Mining (1.3)%
Compass Minerals International, Inc.	(4,314)	(53,709)
De Grey Mining Ltd.(b)	(299,451)	(249,193)
Filo Corp.(b)	(25,300)	(453,384)
First Quantum Minerals Ltd.	(53,600)	(680,586)
Freeport-McMoRan Copper & Gold, Inc.	(6,796)	(339,392)
Ivanhoe Mines Ltd., Class A(b)	(72,200)	(978,645)
Lynas Rare Earths Ltd.(b)	(32,275)	(134,953)
Mineral Resources Ltd.	(9,190)	(416,880)
MP Materials Corp.(b)	(20,737)	(331,792)
Total		(3,638,534)
Total Materials		(4,971,111)
Real Estate (1.0)%
Diversified REITs (0.1)%
Nomura Real Estate Master Fund, Inc.	(190)	(181,625)
Industrial REITs (0.1)%
Segro PLC	(16,889)	(177,641)
Office REITs (0.1)%
SL Green Realty Corp.	(6,356)	(316,719)
Real Estate Management & Development (0.5)%
CBRE Group, Inc.(b)	(4,672)	(405,950)
IWG PLC(b)	(11,730)	(27,082)
Redfin Corp.(b)	(48,970)	(274,722)
Sagax AB, Class B	(31,289)	(783,541)
Total		(1,491,295)

Common Stocks (continued)
Issuer	Shares	Value ($)
Residential REITs (0.1)%
Camden Property Trust	(1,321)	(131,677)
Mid-America Apartment Communities, Inc.	(761)	(98,930)
Total		(230,607)
Retail REITs (0.1)%
Unibail-Rodamco-Westfield(b)	(2,639)	(219,916)
Specialized REITs (0.0)%
Digital Realty Trust, Inc.	(1,247)	(173,059)
Total Real Estate		(2,790,862)
Utilities (0.1)%
Gas Utilities (0.1)%
APA Group	(28,595)	(152,597)
Independent Power and Renewable Electricity Producers (0.0)%
RENOVA, Inc.(b)	(9,400)	(88,326)
Total Utilities		(240,923)
Total Common Stocks (Proceeds $65,582,078)		(61,005,989)

Preferred Stocks (0.0)%
Issuer	Shares	Value ($)
Consumer Discretionary (0.0)%
Automobiles (0.0)%
Dr. Ing. h.c. F. Porsche AG	(821)	(73,091)
Total Consumer Discretionary		(73,091)
Total Preferred Stocks (Proceeds $82,788)		(73,091)

Warrants (0.0)%
Issuer	Shares	Value ($)
Health Care (0.0)%
Pharmaceuticals (0.0)%
Cassava Sciences, Inc.(b)	(1,448)	(391)
Total Health Care		(391)
Total Warrants (Proceeds $15,432)		(391)
Total Investments in Securities Sold Short (Proceeds $65,680,298)		(61,079,471)
Total Investments in Securities, Net of Securities Sold Short		214,909,617
Other Assets & Liabilities, Net		57,671,673
Net Assets		272,581,290
The accompanying Notes to Financial Statements are an integral part of this statement.
22
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
At April 30, 2024, securities and/or cash totaling $125,110,238 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Progressive Corp. (The)	Morgan Stanley	USD	(333,200)	(16)	220.00	5/17/2024	(3,432)	(2,000)
Notes to Portfolio of Investments
(a)	This security or a portion of this security has been pledged as collateral in connection with investments sold short and/or derivative contracts.
(b)	Non-income producing investment.
(c)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2024, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at April 30, 2024.
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.485%
	33,247,325	263,860,445	(247,560,344)	469	49,547,895	(3,685)	2,245,200	49,562,764
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
23

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	10,602,441	2,094,016	—	12,696,457
Consumer Discretionary	12,973,675	2,276,970	—	15,250,645
Consumer Staples	11,394,066	919,958	—	12,314,024
Energy	8,513,589	1,326,361	—	9,839,950
Financials	21,662,938	8,860,640	—	30,523,578
Health Care	20,215,523	1,818,555	—	22,034,078
Industrials	23,791,327	8,051,219	—	31,842,546
Information Technology	22,465,800	1,812,123	—	24,277,923
Materials	2,726,387	5,093,318	—	7,819,705
Real Estate	3,827,182	757,950	—	4,585,132
Utilities	3,392,353	5,666,379	—	9,058,732
Total Common Stocks	141,565,281	38,677,489	—	180,242,770
Exchange-Traded Equity Funds	45,427,344	—	—	45,427,344
Preferred Stocks
Consumer Discretionary	—	771,079	—	771,079
Total Preferred Stocks	—	771,079	—	771,079
Warrants
Information Technology	—	—	0 *	0 *
Total Warrants	—	—	0 *	0 *
Money Market Funds	49,547,895	—	—	49,547,895
Total Investments in Securities	236,540,520	39,448,568	0 *	275,989,088
Investments in Securities Sold Short
Common Stocks
Communication Services	(3,148,483)	(1,693,226)	—	(4,841,709)
Consumer Discretionary	(6,306,200)	(2,584,275)	—	(8,890,475)
Consumer Staples	(2,051,894)	(994,109)	—	(3,046,003)
Energy	(3,282,331)	(46,024)	—	(3,328,355)
Financials	(7,364,873)	(3,961,751)	—	(11,326,624)
Health Care	(4,474,518)	(3,861,919)	—	(8,336,437)
Industrials	(4,500,777)	(4,405,424)	—	(8,906,201)
Information Technology	(4,327,289)	—	—	(4,327,289)
Materials	(3,299,533)	(1,671,578)	—	(4,971,111)
Real Estate	(1,401,057)	(1,389,805)	—	(2,790,862)
Utilities	—	(240,923)	—	(240,923)
Total Common Stocks	(40,156,955)	(20,849,034)	—	(61,005,989)
The accompanying Notes to Financial Statements are an integral part of this statement.
24
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Portfolio of Investments (continued)
April 30, 2024
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Preferred Stocks
Consumer Discretionary	—	(73,091)	—	(73,091)
Total Preferred Stocks	—	(73,091)	—	(73,091)
Warrants
Health Care	(391)	—	—	(391)
Total Warrants	(391)	—	—	(391)
Total Investments in Securities Sold Short	(40,157,346)	(20,922,125)	—	(61,079,471)
Total Investments in Securities, Net of Securities Sold Short	196,383,174	18,526,443	0 *	214,909,617
Investments in Derivatives
Liability
Call Option Contracts Written	(2,000)	—	—	(2,000)
Total	196,381,174	18,526,443	0 *	214,907,617

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
25

Statement of Assets and Liabilities
April 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $191,326,457)	$226,441,193
Affiliated issuers (cost $49,543,744)	49,547,895
Cash collateral held at broker for:
Securities sold short	57,267,663
Receivable for:
Investments sold	96,235
Capital shares sold	267,827
Dividends	499,348
Interest	172,841
Foreign tax reclaims	253,419
Expense reimbursement due from Investment Manager	3,038
Prepaid expenses	1,800
Deferred compensation of board members	46,586
Total assets	334,597,845
Liabilities
Securities sold short, at value (proceeds $65,680,298)	61,079,471
Option contracts written, at value (premiums received $3,432)	2,000
Due to custodian	1,974
Foreign currency (cost $22,298)	22,265
Payable for:
Investments purchased	233,257
Capital shares redeemed	388,069
Dividends and interest on securities sold short	103,681
Management services fees	12,033
Transfer agent fees	39,611
Compensation of board members	579
Other expenses	66,656
Deferred compensation of board members	66,959
Total liabilities	62,016,555
Net assets applicable to outstanding capital stock	$272,581,290
Represented by
Paid in capital	234,809,111
Total distributable earnings (loss)	37,772,179
Total - representing net assets applicable to outstanding capital stock	$272,581,290
Institutional Class
Net assets	$272,581,290
Shares outstanding	38,386,533
Net asset value per share	$7.10
The accompanying Notes to Financial Statements are an integral part of this statement.
26
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Statement of Operations
Year Ended April 30, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$5,022,499
Dividends — affiliated issuers	2,245,200
Interest	2,369,195
Interfund lending	915
Foreign taxes withheld	(145,118)
Total income	9,492,691
Expenses:
Management services fees	4,305,690
Transfer agent fees
Institutional Class	571,788
Custodian fees	162,955
Printing and postage fees	60,744
Registration fees	39,733
Accounting services fees	52,665
Legal fees	14,916
Dividends and interest on securities sold short	1,089,035
Interest on interfund lending	81
Compensation of chief compliance officer	50
Compensation of board members	13,377
Deferred compensation of board members	6,794
Other	11,440
Total expenses	6,329,268
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(773,794)
Total net expenses	5,555,474
Net investment income	3,937,217
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	21,290,627
Investments — affiliated issuers	(3,685)
Foreign currency translations	(248,181)
Option contracts purchased	(236,499)
Option contracts written	120,749
Securities sold short	(5,142,515)
Swap contracts	14,342
Net realized gain	15,794,838
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	13,580,606
Investments — affiliated issuers	469
Foreign currency translations	(299,780)
Option contracts purchased	135,686
Option contracts written	180
Securities sold short	(1,763,992)
Swap contracts	1,530
Net change in unrealized appreciation (depreciation)	11,654,699
Net realized and unrealized gain	27,449,537
Net increase in net assets resulting from operations	$31,386,754
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
27

Statement of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
Operations
Net investment income	$3,937,217	$1,616,660
Net realized gain (loss)	15,794,838	(6,005,539)
Net change in unrealized appreciation (depreciation)	11,654,699	(4,657,653)
Net increase (decrease) in net assets resulting from operations	31,386,754	(9,046,532)
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(4,149,250)	(27,498,020)
Total distributions to shareholders	(4,149,250)	(27,498,020)
Increase (decrease) in net assets from capital stock activity	(14,419,213)	29,607,127
Total increase (decrease) in net assets	12,818,291	(6,937,425)
Net assets at beginning of year	259,762,999	266,700,424
Net assets at end of year	$272,581,290	$259,762,999

	Year Ended		Year Ended
	April 30, 2024		April 30, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	6,632,497	44,316,193	10,452,906	73,487,604
Distributions reinvested	617,448	4,149,250	4,198,171	27,498,020
Shares redeemed	(9,355,548)	(62,884,656)	(10,094,867)	(71,378,497)
Net increase (decrease)	(2,105,603)	(14,419,213)	4,556,210	29,607,127
Total net increase (decrease)	(2,105,603)	(14,419,213)	4,556,210	29,607,127
The accompanying Notes to Financial Statements are an integral part of this statement.
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Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended April 30,
	2024	2023	2022	2021	2020
Per share data
Net asset value, beginning of period	$6.42	$7.42	$7.23	$6.00	$6.78
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.04	(0.07)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	0.69	(0.28)	0.80	1.31	(0.72)
Total from investment operations	0.79	(0.24)	0.73	1.23	(0.73)
Distributions to shareholders
Distributions from net investment income	(0.09)	(0.15)	(0.08)	—	—
Distributions from net realized gains	(0.02)	(0.61)	(0.46)	—	(0.05)
Total distributions to shareholders	(0.11)	(0.76)	(0.54)	—	(0.05)
Net asset value, end of period	$7.10	$6.42	$7.42	$7.23	$6.00
Total return	12.34%	(3.44%)	10.42%	20.50%	(10.81%)
Ratios to average net assets
Total gross expenses(a)	2.36%(b),(c)	2.62%(b),(c)	2.61%(b),(c),(d)	2.90%(b),(c),(d)	2.31%(b),(d)
Total net expenses(a),(e)	2.07%(b),(c)	2.35%(b),(c)	2.43%(b),(c),(d)	2.71%(b),(c),(d)	2.19%(b),(d)
Net investment income (loss)	1.47%	0.62%	(1.00%)	(1.31%)	(0.14%)
Supplemental data
Net assets, end of period (in thousands)	$272,581	$259,763	$266,700	$278,350	$221,159
Portfolio turnover	193%	399%	323%	254%	197%

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	4/30/2024	4/30/2023	4/30/2022	4/30/2021	4/30/2020
Institutional Class	0.41%	0.51%	0.59%	0.87%	0.32%

(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
29

Notes to Financial Statements
April 30, 2024
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers the share class listed in the Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
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Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
31

Notes to Financial Statements (continued)
April 30, 2024
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to decrease the Fund’s exposure to equity risk, to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
32
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. Total return swap contracts are subject to the risk that the counterparty may not fulfill its obligations under the contract. This risk is offset by the daily exchange of variation margin with the swap counterparty.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
33

Notes to Financial Statements (continued)
April 30, 2024
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2024:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	2,000
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Equity risk	(236,499)	120,749	14,342	(101,408)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Equity risk	135,686	180	1,530	137,396
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended April 30, 2024:
Derivative instrument	Average value ($)
Option contracts purchased	5,827
Option contracts written	(41,489)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Total return swap contracts	3,822	(2,757)
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Statement of Operations. A short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
34
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2024:
	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Liabilities
Call option contracts written	-	2,000	2,000
Securities borrowed	4,632,158	56,447,313	61,079,471
Total liabilities	4,632,158	56,449,313	61,081,471
Total financial and derivative net assets	(4,632,158)	(56,449,313)	(61,081,471)
Total collateral received (pledged) (a)	(4,632,158)	(56,449,313)	(61,081,471)
Net amount (b)	-	-	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
35

Notes to Financial Statements (continued)
April 30, 2024
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule, "Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements." The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Effective September 5, 2023 (Waiver Effective Date), the Investment Manager is voluntarily waiving a portion of its management fee effective on Fund assets formerly managed by a Fund subadviser that was terminated on the Waiver Effective Date (the Former Subadviser’s Sleeve), which assets have been managed directly by the Investment Manager since
36
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
that date. The Investment Manager will waive its management fees in an amount equal to the subadvisory fees that would have been paid by the Investment Manager to the former subadviser with respect to the Former Subadviser’s Sleeve (based on the fee schedule in the terminated subadvisory agreement between the Investment Manager and the former subadviser and the daily value of such assets). This voluntary management fee waiver is not taken into account as an offset to the Fund’s operating expenses when calculating an existing contractual fee waiver/reimbursement arrangement between the Fund and the Investment Manager. This arrangement may be revised or discontinued at any time.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreements with Allspring Global Investments, LLC and Boston Partners Global Investors, Inc., each of which subadvises a portion of the assets of the Fund. Prior to September 5, 2023, J.P. Morgan Investment Management Inc. served as a subadviser to the Fund. On March 14, 2024, the Board of Trustees approved a Subadvisory Agreement with Summit Partners Public Asset Management, LLC (Summit Partners) to serve as a subadviser to a portion of the assets of the Fund. Summit Partners is expected to start managing a portion of the Fund’s assets in the third quarter of 2024. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
37

Notes to Financial Statements (continued)
April 30, 2024
For the year ended April 30, 2024, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.21
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through August 31, 2024
Institutional Class	1.84%
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with the approval from the Investment Manager, certain of its affiliates and the Fund. The Fund’s management services fee voluntary waiver, which took effect on September 5, 2023, is also excluded from the waiver/reimbursement commitment and, therefore, provides an additional benefit to the Fund’s shareholders. This arrangement may be revised or discontinued at any time. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, passive foreign investment company (pfic) holdings, tax straddles, constructive sales of appreciated financial positions, derivative investments, trustees’ deferred compensation, non-deductible expenses, swap investments and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
324,528	(324,529)	1
38
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2024			Year Ended April 30, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,525,558	623,692	4,149,250	15,634,193	11,863,827	27,498,020
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
1,754,103	3,674,598	—	32,789,692
At April 30, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
182,117,925	41,435,594	(8,645,902)	32,789,692
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at April 30, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended April 30, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
—	—	—	7,018,378
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $566,729,571 and $579,265,530, respectively, for the year ended April 30, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $2,283 for the year ended April 30, 2024.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
39

Notes to Financial Statements (continued)
April 30, 2024
Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	250,000	5.86	2
Lender	1,140,000	5.70	5
Interest income earned and interest expense incurred by the Fund are recorded as Interfund lending and Interest on interfund lending, respectively, in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended April 30, 2024.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets
40
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Notes to Financial Statements (continued)
April 30, 2024
(such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At April 30, 2024, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short positions risk
The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
41

Notes to Financial Statements (continued)
April 30, 2024
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
42
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Directional Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Directional Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 20, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
43

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2024. Shareholders will be notified in early 2025 of the amounts for use in preparing 2024 income tax returns.
Qualified dividend income	Dividends received deduction	Section 199A dividends	Capital gain dividend
97.07%	70.78%	1.27%	$4,513,205
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Section 199A dividends. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents Section 199A dividends potentially eligible for a 20% deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
44
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
45

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 2023; Adjunct Professor of Finance,
Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
46
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food distributor),
since November 2013 (Chair
of the Board, since May
2021); Director, Aircastle
Limited (aircraft leasing), since
August 2006 (Chair of Audit
Committee); former Director,
Nash Finch Company (food
distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
47

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig, Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
48
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

TRUSTEES AND OFFICERS (continued)
(Unaudited)
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
49

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

 Liquidity Risk Management Program
(Unaudited)
Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a liquidity risk management program (Program). The Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund.
The Board has appointed the Investment Manager as the program administrator for the Fund’s Program. The Investment Manager has delegated oversight of the Program to its Liquidity Risk Management Committee (the Committee). At a board meeting during the fiscal period, the Committee provided the Board with a report addressing the operations of the program and assessing its adequacy and effectiveness of implementation for the period January 1, 2023, through December 31, 2023, including:
•
the Fund had sufficient liquidity to both meet redemptions and operate effectively on behalf of shareholders;
•
there were no material changes to the Program during the period;
•
the implementation of the Program was effective to manage the Fund’s liquidity risk; and
•
the Program operated adequately during the period.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
50
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

 Approval of Subadvisory Agreement
(Unaudited)
Columbia Management Investment Advisers, LLC (the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Directional Alternative Strategies Fund (the Fund). Under a management agreement (the Management Agreement), the Investment Manager provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements between the Investment Manager and each of Allspring Global Investments, LLC (Allspring) and Boston Partners Global Investors, Inc. (Boston Partners), the subadvisers provide portfolio management and related services for the Fund. At their meeting on March 14, 2024, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), approved an additional subadvisory agreement for the Fund, between the Investment Manager and Summit Partners (the Subadvisory Agreement), including the fees thereof.
The Independent Trustees noted the discussion relating to the renewal and approval of the advisory and subadvisory agreements for the Fund at the Contracts Committee and full Board meetings in June 2023 (the June Meeting) and, in that connection, the discussion by independent legal counsel to the Independent Trustees (Independent Legal Counsel) of the Board’s responsibilities pursuant to Sections 15(c) and 36(b) of the 1940 Act and the factors that should be considered in determining whether to approve or renew an investment management agreement. The Independent Trustees considered that they should apply these factors in considering the Subadvisory Agreement.
The Independent Trustees also considered that they should take into account the variety of written materials and oral presentations they received regarding the proposed Subadvisory Agreement at their Investment Review Committee meeting on March 13, 2024 (the IRC Meeting), as well as all of the information previously considered at the June Meeting regarding the proposed 15(c) renewal of the existing advisory and subadvisory agreements.
Following an analysis and discussion of the foregoing, and the factors identified below, the Board, including all of the Independent Trustees, approved the Subadvisory Agreement.
Nature, Extent and Quality of Services Proposed to be Provided by Summit Partners
The Independent Trustees considered their analysis of various reports and presentations they received at the IRC Meeting detailing the services to be performed by Summit Partners, as subadviser for the Fund, as well as the firm’s history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel.  The Board considered the diligence and selection process undertaken by the Investment Manager to select Summit Partners, including the Investment Manager’s rationale for recommending Summit Partners, and the process for monitoring the Summit Partners’ ongoing performance of services for the Fund.
The Board observed that Summit Partners’ compliance program had been reviewed by the Fund’s Chief Compliance Officer and was determined by him to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also observed that information had been presented regarding Summit Partners’ ability to carry out its responsibilities under the proposed Subadvisory Agreement. The Board also considered the information provided by management regarding the personnel, risk controls, philosophy, and investment processes of Summit Partners. The Board also noted the presentation by Summit Partners to the Board’s Investment Review Committee.
The Board also discussed the acceptability of the terms of the proposed Subadvisory Agreement. The Board considered that the proposed Subadvisory Agreement was generally similar in scope and form to subadvisory agreements applicable to other subadvised Funds, including those already in effect for the Fund.
Based on these and related factors (including investment performance as discussed below), the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services to be provided to the Fund under the Subadvisory Agreement supported the approval of the Subadvisory Agreement.
Investment Performance
The Board observed Summit Partners’ relevant performance results versus industry benchmarks, versus the other subadvisers of the Fund and versus peers over various periods, noting competitive results versus peers and industry benchmarks over certain of the 1-, 3- and 5-year periods ended December 31, 2023.
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024
51

Approval of Subadvisory Agreement (continued)
(Unaudited)
Based on these and related factors, the Board concluded, within the context of their overall conclusions, that the performance of Summit Partners, in light of other considerations, supported the approval of the Subadvisory Agreement.
Comparative Fees, Costs of Services Provided and Profits Realized by Columbia Threadneedle and Its Affiliates from Their Relationships with the Fund and Summit Partners
The Board reviewed the proposed level of subadvisory fees under the proposed Subadvisory Agreement, noting that the proposed subadvisory fees payable to Summit Partners would be paid by the Investment Manager and would not impact the fees paid by the Fund. The Board observed that the proposed subadvisory fees for Summit Partners were within a reasonable range of subadvisory fees paid by the Investment Manager to the subadvisers of other Funds with similar strategies.  The Trustees observed that management fees, which were not proposed to change, remained within the range of other peers and that the Fund’s expense ratio also remained within the range of other peers. Additionally, the Board considered the expected minor increase in total profitability of the Investment Manager and its affiliates in connection with the hiring of Summit Partners. Because the Subadvisory Agreement was negotiated at arms length by the Investment Manager, which is responsible for payments to Summit Partners thereunder, the Board did not consider the profitability to Summit Partners from its relationship with the Fund.
Based on these and related factors, the Board concluded, within the context of their overall conclusions, that the proposed levels of subadvisory fees, anticipated costs of services provided and the expected profitability to the Investment Manager and its affiliates from their relationships with the Fund also supported the approval of the Subadvisory Agreement.
Economies of Scale to be Realized
The Board also considered the economies of scale that may be realized by the Investment Manager and its affiliates as the Fund grows and took note of the extent to which shareholders might also benefit from such growth. The Board considered, in this regard, the expected increase in profitability to the Investment Manager as a result of the proposed engagement of Summit Partners. The Board took into account, in this regard, the significant oversight services provided by the Investment Manager to the Fund. The Board also observed that fees to be paid under the Subadvisory Agreement would not impact fees paid by the Fund (as subadvisory fees are paid by the Investment Manager and not the Fund). The Board observed that the Fund’s management agreement with the Investment Manager continues to provide for sharing of economies of scale as management fees decline as assets increase at pre-established breakpoints. The Independent Trustees also noted, for the Subadvisory Agreement, there were no breakpoints proposed for Summit Partners’ fees.
Conclusion
The Independent Trustees considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to approve the Subadvisory Agreement. In reaching its decision to approve the Subadvisory Agreement, no single factor was determinative.  On March 14, 2024, the Board, including all of the Independent Trustees, determined that fees payable under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services provided and approved the Subadvisory Agreement.
52
Multi-Manager Directional Alternative Strategies Fund  | Annual Report 2024

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Multi-Manager Directional Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN284_04_P01_(06/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.  A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2024 and April 30, 2023 are approximately as follows:

2024	2023
$238,488	$231,540

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2024 and April 30, 2023 are approximately as follows:

2024	2023
$0	$25,000

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended April 30, 2024 and April 30, 2023, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2024 and April 30, 2023 are approximately as follows:

2024	2023
$77,100	$78,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2024 and April 30, 2023, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2024 and April 30, 2023 are approximately as follows:

2024	2023
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2024 and April 30, 2023 are approximately as follows:

2024	2023
$581,000	$577,000

In fiscal years 2024 and 2023, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2024 and April 30, 2023 are approximately as follows:

2024	2023
$658,100	$680,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	June 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	June 20, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer, Treasurer,
Chief Accounting Officer, Principal Financial Officer and Senior Vice President

Date	June 20, 2024